[GRAPHIC]

SEMIANNUAL REPORT
DECEMBER 31, 2001

INVEST WISELY.(R)

THE MONTGOMERY FUNDS(SM)

DEAR FELLOW SHAREHOLDER

[PHOTO OF R. STEPHEN DOYLE]

Terrorist attacks. Eleven Federal Reserve Board interest rate cuts. Negative earnings reports. Mass layoffs. Anthrax. War. The onset of the Enron scandal. Needless to say, even the most seasoned expert could not have predicted the roller coaster that was 2001. These events remind us how complex and unpredictable life--and our economy--can be. They also put into perspective how important it is to focus on things that matter most, such as family and personal goals.

We are here to assist you in achieving your financial goals; and, looking forward, we believe that the economy will experience an upturn. We are encouraged by the resilience in consumer spending and U.S. military success in Afghanistan, which lifted the markets as 2001 came to a close. Although we cannot say for sure when a recovery will commence, history has shown that it's only a matter of time. Our tradition of hands-on qualitative and high-quality quantitative analysis will assist us in uncovering unique investment opportunities both now and when the markets see better days.

In past times of crisis, the American economy has proved to be as resilient as the American spirit. At Montgomery we are both heartened and inspired by that fact. We continue to work diligently on behalf of our shareholders and remain fully committed to helping you reach your investment goals.

Thank you for your continued patronage.

Sincerely,

/s/ R. Stephen Doyle
R. Stephen Doyle
Chairman

[THE MONTGOMERY FUNDS(SM) LOGO]
     INVEST WISELY.(R)

THE MONTGOMERY FUNDS
Semiannual Report -- December 31, 2001 (Unaudited)

============================================================================================
                                C O N T E N T S
--------------------------------------------------------------------------------------------

STOCK AND BOND MARKET OVERVIEW                                                            2

PERFORMANCE SUMMARY                                                                       3
-------------------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS AND INVESTMENTS

MONTGOMERY U.S. EQUITY FUNDS
-------------------------------------------------------------------------------------------

Growth Fund (MNGFX)                                                                       4

Mid Cap Fund (MNMCX) (formerly U.S. Emerging Growth Fund)                                 7

Mid Cap Focus Fund (MNMDX) (formerly Mid Cap 20 Portfolio)*                              10

Small Cap Fund (MNSCX)                                                                   12

U.S. Focus Fund (MNUSX) (formerly U.S. Select 20 Portfolio)*                             15

Balanced Fund (MNAAX)                                                                    17

MONTGOMERY INTERNATIONAL AND GLOBAL EQUITY FUNDS
-------------------------------------------------------------------------------------------

International Growth Fund (MNIGX)                                                        18

International Focus Fund (MNIIX) (formerly International 20 Portfolio)*                  21

Global Opportunities Fund (MNGOX)                                                        23

Global Focus Fund (MNSFX) (formerly Global 20 Portfolio)*                                26

Global Long-Short Fund (MNGLX)*                                                          28

Global Communications Fund (MNGCX)                                                       33

Emerging Markets Fund (MNEMX)*                                                           36

Emerging Markets Focus Fund (MNEFX) (formerly Emerging Markets 20 Portfolio)*            39

Emerging Asia Fund (MNEAX)                                                               41

MONTGOMERY U.S. FIXED-INCOME AND MONEY MARKET FUNDS
-------------------------------------------------------------------------------------------

Total Return Bond Fund (MNTRX)*                                                          43

Short Duration Government Bond Fund (MNSGX)                                              47

California Tax-Free Intermediate Bond Fund (MNCTX)                                       50

Government Money Market Fund (MNGXX)                                                     54

California Tax-Free Money Fund (MCFXX)                                                   54

Federal Tax-Free Money Fund (MFFXX)                                                      54

Endnotes and Abbreviations                                                               60

FINANCIAL STATEMENTS
-------------------------------------------------------------------------------------------

Statements of Assets and Liabilities                                                     62

Statements of Operations                                                                 66

Statements of Changes in Net Assets                                                      70

Statements of Cash Flows                                                                 74

Financial Highlights                                                                     76

Endnotes to Financial Highlights                                                         84

Notes to Financial Statements                                                            85

Tickers shown are for Class R shares.

* Closed to new investors.

STOCK AND BOND MARKET OVERVIEW

U.S. STOCK MARKET REVIEW
In a difficult period for the equity markets, the S&P 500 Index, a proxy for the performance of the U.S. stock market overall, returned. -5.56%, while the technology-laden Nasdaq Index returned -8.91%. The overall negative returns for the six-month period resulted largely from sharp declines experienced during a traumatic third quarter. Moribund economic growth proved detrimental to corporate profits amid a litany of announcements warning of earnings shortfalls. What hope remained of any impending economic recovery was dashed by the events of 9/11/01, and stocks fell dramatically.

In the fourth quarter, however, the markets rallied. Several factors helped buoy the markets. First, the Federal Reserve Board continued its program of aggressive cuts in short-term interest rates. In addition, time passed with no new domestic terror activity. And though unemployment rose, consumer activity remained fairly steady. Finally, reports out of Afghanistan indicated progress in the war on terrorism. The year-end rally was led by sectors poised to benefit from an economic rebound, including technology, but it could not offset the shock the market suffered in the third quarter.

[CHART OF THE S&P 500 INDEX PERFORMANCE]

S&P 500 Index Performance

7/01            1211.23
8/01            1129.03
9/01            1040.94
10/01           1059.78
11/01           1139.45
12/01           1148.09

U.S. BOND MARKET REVIEW

The bond market posted solid returns during the six-month period. The Lehman Brothers Aggregate Bond Index, used to represent the performance of the bond market as a whole, returned 4.66%. Bond prices move in the opposite direction of yields, so declining interest rates helped stimulate healthy capital appreciation within the bond market. Bonds thrived, attracting investors from other asset classes against a backdrop of economic uncertainty, little inflation and weakness in the equity markets.

Overall, corporate bonds proved to be the best performers during the period, as investors grew more optimistic that Fed rate cuts would help stave off a severe recession. Performance in the corporate market, however, was sharply divided between top-performing companies and those unable to avoid default or a credit downgrade. Mortgage-backed securities became less attractive and therefore lagged during the period due to declining and often unstable interest rates. Declining rates meant that more homeowners paid off their mortgages early, leaving holders of mortgage-backed securities with the prepaid principal to invest at lower prevailing rates.

[CHART OF U.S. TREASURY 30-YEAR BOND YIELD]

U.S Treasury 30-Year Bond Yield

7/01            5.522
8/01            5.368
9/01            5.421
10/01           4.074
11/01           5.286
12/01           5.466

GLOBAL EQUITIES REVIEW
For the world's financial markets, the second half of 2001 comprised two distinct periods. Throughout much of the third quarter, continued pessimism over decelerating growth in the United States and the consequences for its major trading partners pressured markets to new lows. Poor earnings visibility and a significant decline in business investment dominated market psychology, as investors focused on uncertain company fundamentals and a weakening macro-economic environment.

The events of 9/11/01 quickly broadened this focus to include the impact on virtually all asset classes of a sudden breakdown in global political stability. The terrorist attacks initially resulted in a steep decline for most equity markets, but this selling quickly gave way to a fresh round of confidence as investors struggled to see through the many near-term challenges to an improved global economy in 2002. Indeed, U.S. military success in Afghanistan and unexpected resilience in consumer spending both domestically and abroad gave markets much to applaud as the year came to a close. The end result was a powerful fourth-quarter rebound that pushed both developed and emerging markets up to levels last seen before the attacks. Despite the year-end rally, 2001 will undoubtedly be remembered as a year of extremely challenging investment conditions and unprecedented human loss.

The economic outlooks expressed throughout this book are as of December 31, 2001, are subject to change and may not actually come to pass.

CALL TOLL FREE 800.572.FUND [3863] OR VISIT montgomeryfunds.com

PERFORMANCE SUMMARY

Average Annual Total Returns as of December 31, 2001

                                                     Inception     One        Three     Five         Ten         Since
Fund Name (Fund Number)                                Date        Year       Years     Years       Years      Inception

MONTGOMERY U.S. EQUITY FUNDS
=========================================================================================================================
Growth Fund (284)*                                     9/30/93    (19.74)%    (4.70)%    1.87%       N/A           10.81%
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund (294)*                                   12/30/94    (23.94)%     1.18%     7.27%       N/A           11.75%
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Focus Fund (1485)*                            10/31/00    (11.29)%     N/A       N/A         N/A          (17.66)%
-------------------------------------------------------------------------------------------------------------------------
Small Cap Fund (276)*                                  7/13/90    (12.65)%     0.63%     3.05%       8.62%         12.87%
-------------------------------------------------------------------------------------------------------------------------
U.S. Focus Fund (1484)*                               12/31/99    (25.32)%     N/A       N/A         N/A          (14.95)%
-------------------------------------------------------------------------------------------------------------------------
Balanced Fund (291)*                                   3/31/94     (9.24)%     0.33%     5.00%       N/A           11.26%
-------------------------------------------------------------------------------------------------------------------------

MONTGOMERY INTERNATIONAL AND GLOBAL EQUITY FUNDS
=========================================================================================================================
International Growth Fund (296)*                        7/3/95    (31.82)%   (13.73)%   (1.87)%      N/A            3.19%
-------------------------------------------------------------------------------------------------------------------------
International Focus Fund (1483)*                      12/31/99    (31.41)%     N/A        N/A        N/A          (24.50)%
-------------------------------------------------------------------------------------------------------------------------
Global Opportunities Fund (285)*                       9/30/93    (33.31)%    (9.64)%    1.70%       N/A            6.34%
-------------------------------------------------------------------------------------------------------------------------
Global Focus Fund (295)*                               10/2/95    (37.46)%   (12.09)%   (0.80)%      N/A            4.79%
-------------------------------------------------------------------------------------------------------------------------
Global Long-Short Fund (1478)*                        12/31/97    (21.98)%    11.54%     N/A         N/A           20.79%
-------------------------------------------------------------------------------------------------------------------------
Global Communications Fund (280)*                       6/1/93    (39.37)%    (9.02)%    6.22%       N/A            8.36%
-------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund (277)*                            3/1/92     (6.28)%     2.73%    (8.31)%      N/A           (0.29)%
-------------------------------------------------------------------------------------------------------------------------
Emerging Markets Focus Fund (1481)*                   12/31/97     (3.75)%    21.00%     N/A         N/A            8.85%
-------------------------------------------------------------------------------------------------------------------------
Emerging Asia Fund (648)*                              9/30/96     (2.77)%     1.04%    (8.81)%      N/A           (5.01)%
-------------------------------------------------------------------------------------------------------------------------

MONTGOMERY U.S. FIXED-INCOME AND MONEY MARKET FUNDS
=========================================================================================================================
Total Return Bond Fund (650)*                          6/30/97      8.70%      6.59%     N/A         N/A            7.78%
-------------------------------------------------------------------------------------------------------------------------
Short Duration Government Bond Fund (279)*            12/18/92      7.81%      6.13%     6.55%       N/A            6.50%
-------------------------------------------------------------------------------------------------------------------------
California Tax-Free Intermediate Bond Fund (281)*       7/1/93      4.10%      3.97%     5.08%       N/A            5.11%
-------------------------------------------------------------------------------------------------------------------------
                                                                   One-Day   Seven-Day
As of 12/31/01                                                      Yield      Yield    One Year   Five Years
-------------------------------------------------------------------------------------------------------------------------
Government Money Market Fund (278)                     9/14/92      1.84%      1.92%     3.88%       5.03%          4.66%
-------------------------------------------------------------------------------------------------------------------------
California Tax-Free Money Fund (292)*                  9/30/94      1.14%      1.15%     2.03%       2.71%          2.86%
-------------------------------------------------------------------------------------------------------------------------
Federal Tax-Free Money Fund (647)*                     7/15/96      1.62%      1.59%     2.67%       3.07%          3.12%
-------------------------------------------------------------------------------------------------------------------------

*Returns reflect a partial waiver of fees without which the total return would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Net asset value, investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information is for Class R (Retail) shares only. The performance figures for the Class R shares shown above do not reflect the 0.25% Rule 12b-1 fees paid by the Class P shares, which would reduce performance.

An investment in a Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Yields may fluctuate. A portion of income from the tax-free funds may be subject to some state and/or local taxes, and, for certain investors, a portion may be subject to the federal alternative minimum tax. Recent returns for the bond funds reflect economic conditions, which may not be duplicated in the future. Additionally, certain equity funds benefited from participating in IPO's which were more available during more favorable market conditions in 1998-2000. Investors should not expect that this performance would be achieved consistently.

Some Funds may not be appropriate for conservative investors, because they invest in certain types of securities or in a limited number of sectors or holdings that may produce volatile results.

The Montgomery Emerging Markets Focus Fund and the Montgomery Global Long-Short Fund may use sophisticated investment techniques and securities such as margin, leverage, short sales and other forms of volatile financial derivatives including options and futures. Such tactics could cause the value of an investment in these Funds to be more volatile and subject to substantially greater risks than investments in other mutual funds, including foreign stock funds. As a result, investors should carefully consider whether these Funds are appropriate investments.

There are also risks associated with investing in Funds that invest in foreign securities, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. In addition, technology securities tend to be relatively volatile compared with other types of investments. Funds that invest in small-cap or mid-cap stocks may be subject to greater volatility than those that invest in large companies.

MONTGOMERY GROWTH FUND | MNGFX

ANDREW PRATT, CFA                        Portfolio Manager
Average annual total returns for the period ended 12/31/01

                      GROWTH FUND

Since inception (9/30/93)                      10.81%
One year                                      (19.74)%
Five years                                      1.87%

         S&P 500 INDEX / RUSSELL 1000 GROWTH INDEX

Since 9/30/93                                 13.84%  / 12.68%
One year                                     (11.88)%/ (20.42)%
Five years                                    10.70%  /  8.27%

[CHART OF GROWTH OF A $10,000 INVESTMENT]

Montgomery Growth Fund

July 01             $24,890
Aug                 $22,882
Sept                $21,168
Oct                 $21,566
Nov                 $23,125
Dec                 $23,328

S & P 500 Index(1)

July 01             $30,551
Aug                 $28,640
Sept                $28,328
Oct                 $26,830
Nov                 $28,888
Dec                 $29,141

Russell 1000 Growth Index(2)

July 01             $28,138
Aug                 $25,837
Sept                $23,258
Oct                 $24,478
Nov                 $26,829
Dec                 $26,779

Lipper Growth Funds Average(3)

July 01             $28,438
Aug                 $26,714
Sept                $24,569
Oct                 $25,092
Nov                 $26,912
Dec                 $27,159

(1) The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets. (2) The Russell 1000 Growth Index is a capitalization-weighted total return index that includes largest companies within the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. This index is an appropriate comparison to the Fund because of the Fund's large capitalization, growth-oriented strategy. (3) The Lipper Growth Funds Average universe consists of 332 funds.

You cannot invest directly in an index. Past performance is no guarantee to future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares. Performance figures reflect a partial waiver of fees without which the total return would have been lower.

                                TOP TEN HOLDINGS
                      (as a percentage of total net assets)

General Electric Company                           4.0%
Microsoft Corporation                              3.9%
Wal-Mart Stores, Inc                               3.0%
International Business Machines Corporation        3.0%
Intel Corporation                                  2.7%
Citigroup, Inc.                                    2.7%
Pfizer, Inc.                                       2.5%
Wells Fargo Company                                2.5%
Tyco International Ltd.                            2.4%
AOL Time Warner, Inc.                              2.3%

                               TOP FIVE INDUSTRIES
                      (as a percentage of total net assets)

Pharmaceuticals: Major                             8.5%
Industrial Conglomerates                           7.9%
Computer Processing Hardware                       5.9%
Package Software                                   5.6%
Media Conglomerates                                4.4%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Q: HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK, AND WHY?

A: During the period the Fund trailed the S&P 500 Index, returning -8.14%, versus -5.56%. For the same period it also underperformed its secondary benchmark, the Russell 1000 Growth Index, which returned -7.21%. The Fund underperformed due primarily to its exposure to economically sensitive companies in the information technology and industrial areas. This negative effect was partially offset by positive performance in the health care and energy sectors.

Q: WHICH SPECIFIC HOLDINGS UNDERPERFORMED DURING THE PERIOD?

A: The stocks that detracted most included software company Oracle Corporation and communications equipment provider Comverse Technologies; we sold out of Comverse by year end. General Electric struggled due to the perception that the company is sensitive to the ups and downs of the economy, and AOL Time Warner lagged because of a dearth of advertising spending. We feel, however, that both holdings represent solid long-term choices.

Q: WHAT WERE THE POSITIVE CONTRIBUTORS?

A: The Fund benefited from its investment in software provider Siebel Systems, whose stock price improved during the period due to a successful new product launch. Overall, our health care and discount retailers offered solid returns. Pfizer and Johnson & Johnson each made positive contributions to performance. Discount retailers were in vogue for both consumers and investors during the holiday shopping season, because they offered bargains against the backdrop of continued economic weakness. In this area Kohl's and Wal-Mart gave solid performance.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: We believe that 2002 should be better for the economy and markets than 2001. The Federal Reserve Board's interest rate cuts should help spark a recovery, although the nature and timing of any rebound remains unclear. Some of the consumer demand that typically drives economic recoveries may have been satisfied in the fourth quarter of 2001 as a result of 0% financing on big-ticket items like automobiles. We expect that conditions should remain stable until at least the second half of 2002 and then improve gradually.

The Fund remains balanced, with diversified exposure to many sectors, and is positioned to take advantage of a potential recovery with a focus on more economically sensitive areas such as consumer cyclicals and technology. We believe that 2002 will be a recovery year for corporate spending on technology, due to the resurrection of projects that were delayed in 2001. In addition, corporations must contend with an aging computing infrastructure that is in need of both a hardware and an operating system upgrade. At the same time, the Fund is underweighted in more-defensive areas, such as consumer staples and health care. Our approach to stock selection remains unchanged. We will continue to look for companies with a visible three-year growth plan, whose stocks are reasonably valued relative to their peers, and which offer the potential for business momentum as a catalyst for growth and share-price appreciation.

CALL TOLL-FREE 800.572.FUND [3863] OR VISIT montgomeryfunds.com

MONTGOMERY GROWTH FUND
Portfolio Investments: December 31, 2001 (Unaudited)

SHARES                                                     VALUE (NOTE 1)
COMMON STOCKS - 98.1%

AEROSPACE/DEFENSE - 0.7%
   45,000  Raytheon Company                                 $   1,461,150

ALUMINUM - 1.3%
   81,100  Alcoa, Inc.                                          2,883,105

BEVERAGES: ALCOHOLIC - 1.1%
   51,000  Anheuser-Busch Companies, Inc.                       2,305,710

BEVERAGES: NON-ALCOHOLIC - 2.6%
   47,000  Coca-Cola Company                                    2,216,050
   72,000  PepsiCo, Inc.                                        3,505,680
                                                            -------------
                                                                5,721,730

BIOTECHNOLOGY - 1.0%
   38,000  Amgen, Inc.+                                         2,144,530

COMPUTER COMMUNICATIONS - 2.2%
  258,700  Cisco Systems, Inc.+                                 4,686,350

COMPUTER PROCESSING HARDWARE - 5.9%
  177,000  Compaq Computer Corporation                          1,727,520
   93,200  Dell Computer Corporation+                           2,533,176
   54,500  International Business Machines Corporation          6,592,320
  171,900  Sun Microsystems, Inc.+                              2,115,229
                                                            -------------
                                                               12,968,245

DATA PROCESSING SERVICES - 2.1%
   53,200  Automatic Data Processing, Inc.                      3,133,480
   38,200  CSG Systems International, Inc.+                     1,545,381
                                                            -------------
                                                                4,678,861

DEPARTMENT STORES - 1.1%
   34,000  Kohl's Corporation+                                  2,394,960

DISCOUNT STORES - 4.3%
   63,600  Costco Wholesale Corporation+                        2,823,204
  114,600  Wal-Mart Stores, Inc.                                6,595,230
                                                            -------------
                                                                9,418,434

DRUG STORE CHAINS - 0.5%
   32,800  Walgreen Company                                     1,104,048

ELECTRIC UTILITIES - 1.6%
   87,200  Duke Energy Corporation                              3,423,472

ELECTRONIC COMPONENTS - 0.7%
   80,000  Vishay Intertechnology, Inc.+                        1,560,000

ELECTRONIC EQUIPMENT/INSTRUMENTS - 1.0%
   78,300  Agilent Technologies, Inc.+                          2,232,333

ELECTRONIC PRODUCTION EQUIPMENT - 1.0%
   56,600  Applied Materials, Inc.+                             2,269,943

ELECTRONICS/APPLIANCE STORES - 1.0%
   29,400  Best Buy Company, Inc.+                              2,189,712

FINANCE/RENTAL/LEASING - 3.4%
   50,400  Countrywide Credit Industries, Inc.                  2,064,888
   30,000  Fannie Mae                                           2,385,000
   46,100  Freddie Mac                                          3,014,940
                                                            -------------
                                                                7,464,828

FINANCIAL CONGLOMERATES - 2.7%
  115,066  Citigroup, Inc.                                      5,808,532

FOOD RETAIL - 0.5%
   27,800  Safeway, Inc.+                                       1,160,650

HOME IMPROVEMENT CHAINS - 1.8%
   75,300  Home Depot, Inc. (The)                               3,841,053

HOUSEHOLD/PERSONAL CARE - 3.0%
   33,800  Avon Products, Inc.                                  1,571,700
   48,000  Estee Lauder Companies, Inc. (The), Class A          1,538,880
   42,700  Procter & Gamble Company                             3,378,851
                                                            -------------
                                                                6,489,431

INDUSTRIAL CONGLOMERATES - 7.9%
  219,200  General Electric Company                             8,785,536
   28,700  Minnesota Mining & Manufacturing Company             3,392,627
   87,300  Tyco International Ltd.                              5,141,970
                                                            -------------
                                                               17,320,133

INSURANCE BROKERS/SERVICES - 0.7%
   15,000      Marsh & McLennan Companies, Inc.                 1,611,750

INTEGRATED OIL - 3.5%
   35,400  ChevronTexaco Corporation                            3,172,194
  113,800  Exxon Mobil Corporation                              4,472,340
                                                            -------------
                                                                7,644,534

INVESTMENT BANKS/BROKERS - 1.8%
   18,700  Goldman Sachs Group, Inc.                            1,734,425
   31,200  Lehman Brothers Holdings, Inc.                       2,084,160
                                                            -------------
                                                                3,818,585

MAJOR BANKS - 3.5%
   53,800  Bank of New York Company, Inc. (The)                 2,195,040
  125,100  Wells Fargo Company                                  5,435,595
                                                            -------------
                                                                7,630,635

MAJOR TELECOMMUNICATIONS - 4.2%
  107,800  SBC Communications, Inc.                             4,222,526
   58,700  Verizon Communications, Inc.                         2,785,902
  156,000  WorldCom, Inc.--WorldCom Group+                      2,197,260
                                                            -------------
                                                                9,205,688

MANAGED HEALTH CARE - 0.9%
   77,300  First Health Group Corporation+                      1,916,654

MEDIA CONGLOMERATES - 4.4%
  159,000  AOL Time Warner, Inc.+                               5,103,900
   52,800  Viacom, Inc., Class B+                               2,331,120
  108,600  Walt Disney Company (The)                            2,250,192
                                                            -------------
                                                                9,685,212

MEDICAL SPECIALTIES - 2.4%
   43,300  Baxter International, Inc.                           2,322,179
   56,500  Medtronics, Inc.                                     2,893,365
                                                            -------------
                                                                5,215,544

MULTI-LINE INSURANCE - 2.2%
   59,550  American International Group, Inc.                   4,728,270

OIL & GAS PIPELINES - 1.3%
  107,800  Williams Companies, Inc. (The)                       2,751,056

OIL & GAS PRODUCTION - 1.4%
   20,310  Anadarko Petroleum Corporation                       1,154,624
   50,500  EOG Resources, Inc.                                  1,975,055
                                                            -------------
                                                                3,129,679

OILFIELD SERVICES/EQUIPMENT - 0.7%
   26,000  Schlumberger Ltd.                                    1,428,700

OTHER CONSUMER SERVICES - 1.1%
   35,300  eBay, Inc.+                                          2,361,394

PACKAGE SOFTWARE - 5.6%
  129,700  Microsoft Corporation+                               8,593,273
  154,100  Oracle Corporation+                                  2,128,892
   56,500  Siebel Systems, Inc.+                                1,581,435
                                                            -------------
                                                               12,303,600

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        5

SHARES                                                      VALUE (NOTE 1)
PHARMACEUTICALS: MAJOR - 8.5%
   58,200  Abbott Laboratories                              $   3,244,650
   41,700  Bristol-Myers Squibb Company                         2,126,700
   14,100  Eli Lilly and Company                                1,107,414
   73,700  Johnson & Johnson                                    4,355,670
   36,800  Merck & Company, Inc.                                2,163,840
  136,700  Pfizer, Inc.                                         5,447,495
                                                            -------------
                                                               18,445,769

PROPERTY/CASUALTY INSURANCE - 0.7%
   32,800  St. Paul Companies, Inc. (The)                       1,442,216

SAVINGS BANKS - 1.4%
   52,600  Golden West Financial Corporation                    3,095,510

SEMICONDUCTORS - 3.7%
  189,500  Intel Corporation                                    5,958,827
   77,200  Texas Instruments, Inc.                              2,161,600
                                                            -------------
                                                                8,120,427

SPECIALTY STORES - 0.6%
   67,000  Toys ' R' Us, Inc.+                                  1,389,580

SPECIALTY TELECOMMUNICATIONS - 0.5%
   79,000  Qwest Communications International, Inc              1,116,270

WIRELESS TELECOMMUNICATIONS - 1.6%
  121,900  AT&T Wireless Services, Inc.+                        1,751,703
   72,700  Sprint Corporation (PCS Group)+                      1,774,607
                                                            -------------
                                                                3,526,310

TOTAL COMMON STOCKS
(Cost $208,955,478)                                           214,094,593
                                                            -------------

MONEY MARKET FUND - 0.0%@
   79,190  J.P. Morgan Vista Federal Money
                 Market Fund
                 (Cost $79,190)                                    79,190
                                                            -------------

TOTAL SECURITIES
(Cost $209,034,668)                                           214,173,783
                                                            -------------

REPURCHASE AGREEMENT - 2.1%
$4,491,000 J.P. Morgan Securities, Inc.^
           1.86% dated 12/31/01, due 01/02/02
           (Cost $4,491,000)                                $   4,491,000
                                                            -------------

TOTAL INVESTMENTS - 100.2%
(Cost $213,525,668*)                                          218,664,783

OTHER ASSETS AND LIABILITIES - (0.2)%
(Net)                                                            (513,877)
                                                            -------------

NET ASSETS - 100.0%                                         $ 218,150,906
                                                            =============

Please refer to page 60 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY MID CAP FUND | MNMCX

STUART ROBERTS                    Senior Portfolio Manager
JEROME C. PHILPOTT, CFA                  Portfolio Manager
Average annual total returns for the period ended 12/31/01

                        MID CAP FUND
Since inception (12/30/94)                      11.75%
One year                                       (23.94)%
Five years                                       7.27%

      RUSSELL 2000 INDEX / RUSSELL MID CAP GROWTH INDEX
Since inception (12/30/94)               11.56% /  11.75%
One year                                  2.49% / (23.94)%
Five years                                7.52% /   7.27%

[CHART OF GROWTH OF A $10,000 INVESTMENT]

Montgomery Mid Cap Fund

July 01              $23,932
Aug                  $22,549
Sept                 $19,730
Oct                  $19,766
Nov                  $20,942
Dec                  $21,769

Russell 2000 Index(1)

July 01              $21,208
Aug                  $20,523
Sept                 $17,760
Oct                  $18,799
Nov                  $20,255
Dec                  $21,505

Russell Mid Cap Growth Index(2)

July 01              $24,636
Aug                  $22,850
Sept                 $19,074
Oct                  $21,079
Nov                  $23,348
Dec                  $24,236

Lipper Small Cap Funds Average(3)

July 01              $26,241
Aug                  $24,394
Sept                 $20,742
Oct                  $22,151
Nov                  $24,053
Dec                  $25,047

(1) The Russell 2000 Index is a capitalization-weighted total return index that includes the smallest 2,000 companies within the Russell 3000 Index. (2) The Russell Mid Cap Growth Index measures the performance of those Russell mid cap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. (3) The Lipper Small Cap Funds Average universe consists of 253 funds.

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower.

                                TOP TEN HOLDINGS
                      (as a percentage of total net assets)

First Health Group Corporation                          4.9%
IndyMac Bancorporation, Inc.                            4.0%
Constellation Brands, Inc., Class A                     3.5%
Lamar Advertising Company                               3.0%
AmeriCredit Corporation                                 2.6%
Waddell & Reed Financial, Inc., Class A                 2.5%
BISYS Group, Inc. (The)                                 2.4%
IDEC Pharmaceuticals Corporation                        2.3%
Biogen, Inc.                                            2.3%
Advent Software, Inc.                                   2.3%

                        TOP FIVE INDUSTRIES
                (as a percentage of total net assets)

Biotechnology                                           9.0%
Finance/Rental/Leasing                                  8.9%
Managed Health Care                                     4.9%
Package Software                                        4.9%
Investment Managers                                     4.4%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in mid-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations.

Q: HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK, AND WHY?

A: The Fund's performance lagged that of the Russell 2000 Index. For the six-month period, it returned -13.89% compared with the benchmark's return of -9.26%. We chose to maintain a diversified portfolio rather than concentrate assets on economically sensitive stocks, which caused the Fund to underperform. These cyclical stocks rebounded in the fourth quarter after struggles in the third. The third quarter was characterized by broad losses dominated by a significant sell-off after 9/11/01. In the fourth quarter, investors became more optimistic about looking through the current recessionary haze toward an economic rebound in 2002. We hesitated about aligning the portfolio with a recovery in mind, having received inconsistent reports from the management of various companies about business prospects going forward.

Q: WHICH SPECIFIC SECTORS OR HOLDINGS UNDERPERFORMED?

A: Although health care stocks had benefited earlier in the year from investors' preference for stocks with defensive characteristics--health care companies tend to offer steady earnings growth--many of these companies declined in the fourth quarter. The market rotated toward companies with more sensitivity to the business cycle, looking for those firms that would rise with any economic recovery. In turn, the stocks they tended to sell were the more-defensive health care shares. We carried health care holdings to provide diversification among companies offering solid growth, but they detracted from performance during the fourth quarter.

Cerus, which manufactures products that make the blood supply safer, performed poorly, its stock declining when trials for the company's new product were delayed. LifePoint Hospitals, a rural health care provider that thrived in more uncertain days earlier in the year, suffered from the reduced investor appetite for steady-growth health care stocks. Finally, Ulticom, a spin-off of Comverse Technologies that offers software to major telecom-services companies, missed earnings estimates despite a strong end market and growth rate. We had trimmed the position in advance of its decline, but the Fund was not fully immune when the stock price fell. We are now completely out of Ulticom.

Q: WHAT WERE THE POSITIVE STORIES?

A: Whatever cyclical exposure the Fund had, particularly in the tech sector, helped performance due to the strong fourth-quarter rebound of those shares. Outside of technology, StanCorp Financial Group, a disability and annuity insurance provider, fared well as it met earnings expectations. Grocery retailer Whole Foods Markets offered strong store growth, solid comparable same-store sales and better-than-expected earnings through revenue growth. This stock was sold after meeting our price target. Finally, Imclone Systems, a biotech company that created a product to help treat cancer, was subsequently acquired by Bristol Myers Squibb. We were able to profit from the transaction and exit the stock before the Food and Drug Administration rejected the company's application.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: We feel it's hard to gauge where the economy is headed in 2002. Our stock selection process is driven by a bottom-up, company-by-company approach, and we are hearing conflicting reports about what to expect in the coming year. We believe that earnings growth will be critical to driving the market; and we intend to look for more clear implications of broad-based earnings growth--not just the anticipation of it--before adopting a more cyclical tack with the Fund. Until then we intend to maintain a diversified portfolio. In the upcoming quarterly reporting season, we'll decide if our current positioning still makes sense. Some areas of technology currently offer positive fundamentals, but others are weak. It will be important for us to listen, understand and differentiate among trends to add value to the portfolio.

CALL TOLL-FREE 800.572.FUND [3863] OR VISIT montgomeryfunds.com

MONTGOMERY MID CAP FUND
Portfolio Investments: December 31, 2001 (Unaudited)

SHARES                                                      VALUE (NOTE 1)
COMMON STOCKS - 96.2%

ADVERTISING/MARKETING SERVICES - 3.0%
   90,500      Lamar Advertising Company+                   $   3,827,245

AEROSPACE/DEFENSE - 3.0%
   18,500  Northrop Grumman Corporation                         1,864,985
   59,600  Raytheon Company                                     1,935,212
                                                            -------------
                                                                3,800,197

AUTO PARTS: O.E.M. - 1.1%
   36,400  Lear Corporation+                                    1,388,296

BEVERAGES: ALCOHOLIC - 3.5%
  103,800  Constellation Brands, Inc., Class A+                 4,447,830

BIOTECHNOLOGY - 9.0%
   51,500  Biogen, Inc.+                                        2,953,782
   38,000  CV Therapeutics, Inc.+                               1,976,950
   43,800  Enzon, Inc.+                                         2,464,845
   43,000  IDEC Pharmaceuticals Corporation+                    2,963,775
   24,000  Medimmune, Inc.+                                     1,111,920
                                                            -------------
                                                               11,471,272

BROADCASTING - 1.2%
   36,500  Univision Communications, Inc., Class A+             1,476,790

CABLE/SATELLITE TELEVISION - 2.8%
   90,400  Charter Communications, Inc., Class A+               1,485,724
   75,600  Echostar Communications Corporation,
           Class A+                                             2,076,354
                                                            -------------
                                                                3,562,078

COMPUTER COMMUNICATIONS - 1.6%
   60,200  Brocade Communications Systems, Inc.+                1,994,125

COMPUTER PERIPHERALS - 0.8%
   76,300  ATI Technologies, Inc.+                                967,484

CONTAINERS/PACKAGING - 1.6%
  118,400  Pactiv Corporation+                                  2,101,600

DATA PROCESSING SERVICES - 2.4%
   47,400  BISYS Group, Inc. (The)+(d)                          3,033,363

ELECTRONIC EQUIPMENT/INSTRUMENTS - 1.5%
   55,800  Optimal Robotics Corporation, Class A+               1,971,414

FINANCE/RENTAL/LEASING - 8.9%
  106,300  AmeriCredit Corporation+                             3,353,765
  116,300  Hanover Compressor Company+                          2,937,738
  216,600  IndyMac Bancorporation, Inc.+                        5,064,108
                                                            -------------
                                                               11,355,611

FINANCIAL PUBLISHING/SERVICES - 2.3%
   59,100  Advent Software, Inc.+                               2,952,340

GAS DISTRIBUTORS - 0.8%
   31,000  Equitable Resources, Inc.                            1,056,170

HOMEBUILDING - 1.2%
   27,200  Centex Corporation                                   1,552,848

HOSPITAL/NURSING MANAGEMENT - 1.1%
   41,300  LifePoint Hospitals, Inc.+                           1,406,059

HOTELS/RESORTS/CRUISELINES - 0.6%
   16,500  Four Seasons Hotels, Inc.                              771,540

INDUSTRIAL CONGLOMERATES - 0.8%
    7,400  SPX Corporation+                                    1,013,060

INFORMATION TECHNOLOGY SERVICES - 1.6%
  120,900  KPMG Consulting, Inc.+                               2,009,963

INVESTMENT MANAGERS - 4.4%
   74,800  Federated Investors, Inc., Class B                   2,384,624
   98,250  Waddell & Reed Financial, Inc., Class A              3,163,650
                                                            -------------
                                                                5,548,274

LIFE/HEALTH INSURANCE - 2.0%
   52,925  StanCorp Financial Group, Inc.                       2,500,706

MANAGED HEALTH CARE - 4.9%
  253,600  First Health Group Corporation+                      6,288,012

MEDICAL SPECIALTIES - 2.6%
   64,000  ABIOMED, Inc.+                                       1,012,160
   50,600  Cerus Corporation+                                   2,314,697
                                                            -------------
                                                                3,326,857

MEDICAL/DENTAL DISTRIBUTORS - 0.7%
   27,200  Priority Healthcare Corporation, Class B+              957,304


METAL FABRICATIONS - 1.1%
   79,900  Grant Prideco, Inc.+                                   918,850
   21,500  Shaw Group, Inc. (The)+                                505,250
                                                            -------------
                                                                1,424,100

MISCELLANEOUS MANUFACTURING - 1.1%
   26,400  Mettler Toledo International, Inc.+                  1,368,840

OIL & GAS PRODUCTION - 3.9%
   54,300  Devon Energy Corporation                             2,098,695
   37,000  EOG Resources, Inc.                                  1,447,070
   39,000  Newfield Exploration Company+                        1,384,890
                                                            -------------
                                                                4,930,655

OTHER CONSUMER SERVICES - 2.3%
   62,000  Corinthian Colleges, Inc.+                           2,535,490
   13,600  Weight Watchers International, Inc.+                   459,952
                                                            -------------
                                                                2,995,442

PACKAGE SOFTWARE - 4.9%
   57,300  Macrovision Corporation+                             2,018,106
  134,400  Peregrine Systems, Inc.+                             1,992,480
   27,000  Quest Software, Inc.+                                  596,835
   36,800  Veritas Software Corporation+                        1,649,928
                                                            -------------
                                                                6,257,349

PERSONNEL SERVICES - 0.9%
   39,700  Administaff, Inc.+                                   1,088,177

PROPERTY/CASUALTY INSURANCE - 3.9%
   63,400  ACE Ltd.                                             2,545,510
   24,900  RenaissanceRe Holdings Ltd.                          2,375,460
                                                            -------------
                                                                4,920,970

RECREATIONAL PRODUCTS - 2.3%
   47,900  Electronic Arts, Inc.+                               2,871,844

RESTAURANTS - 1.2%
   50,100  Brinker International, Inc.+                         1,490,976

SEMICONDUCTORS - 2.2%
   51,700  Intersil Corporation, Class A+                       1,673,529
   33,900  Zoran Corporation+                                   1,101,920
                                                            -------------
                                                                2,775,449

SPECIALTY INSURANCE - 3.4%
    8,500  Markel Corporation+                                  1,527,025
   64,586  Radian Group, Inc.                                   2,773,969
                                                            -------------
                                                                4,300,994

TELECOMMUNICATIONS EQUIPMENT - 3.9%
   74,000  Polycom, Inc.+                                       2,520,810
   68,300  RF Micro Devices, Inc.+                              1,312,726
   46,800  Scientific-Atlanta, Inc.                             1,120,392
                                                            -------------
                                                                4,953,928

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        8

SHARES                                                      VALUE (NOTE 1)
WHOLESALE DISTRIBUTORS - 0.8%
   20,200  W.W.Grainger, Inc.                               $     969,600

WIRELESS TELECOMMUNICATIONS - 0.9%
   40,600  TritonPCS Holdings, Inc., Class A+                   1,191,610

TOTAL COMMON STOCKS
(Cost $107,617,827)                                           122,320,372
                                                            -------------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 4.2%
$5,316,000 J.P.Morgan Securities, Inc.^
           1.86% dated 12/31/01, due 01/02/02
           (Cost $5,316,000)                                    5,316,000
                                                            -------------
TOTAL INVESTMENTS - 100.4%
(Cost $112,933,827*)                                          127,636,372

OTHER ASSETS AND LIABILITIES - (0.4)%
(Net)                                                           (546,100)

                                                            -------------
NET ASSETS - 100.0%                                         $ 127,090,272
                                                            =============

Please refer to page 60 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY MID CAP FOCUS FUND | MNMDX

JEROME C  PHILPOTT, CFA                 Portfolio Manager
CHARLES REED, CFA                       Portfolio Manager
Average annual total returns for the period ended 12/31/01

                MID CAP FOCUS FUND
Since inception (10/31/00)              (17.66)%
One year                                (11.29)%

               S&P MID CAP 400 INDEX
Since 10/31/00                          (0.92)%
One year                                (0.60)%

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                   MONTGOMERY MID         S&P MID CAP      LIPPER MID CAP
                   CAP FOCUS FUND         400 INDEX(1)     FUNDS AVERAGE(2)
Jul                   $8,504                $9,900               $8,952
Aug                   $7,893                $9,576               $8,322
Sept                  $6,680                $9,385               $7,076
Oct                   $6,940                $9,756               $7,556
Nov                   $7,702                $9,407               $8,205
Dec                   $7,971                $9,893               $8,544

(1) The S&P Mid Cap 400 Index is composed of 400 common stocks that measure the performance of the midrange sector of the U.S. stock market. (2) The Lipper Mid Cap Funds Average universe consists of 1.714 funds.

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower.

                TOP TEN HOLDINGS
      (as a percentage of total net assets)

Brinker International, Inc                     4.4%
Northrop Grumman Corporation                   4.1%
Advent Software, Inc                           3.7%
Waddell & Reed Financial, Inc., Class A        3.7%
Ocean Energy, Inc.                             3.6%
Lamar Advertising Company                      3.4%
Lear Corporation .                             3.1%
SEI Investments Company                        3.0%
BISYS Group, Inc. (The)                        3.0%
Bed Bath & Beyond, Inc.                        3.0%

              TOP FIVE INDUSTRIES
     (as a percentage of total net assets)
Biotechnology                                  7.6%
Financial Publishing/Services                  6.7%
Package Software                               6.3%
Investment Managers                            5.6%
Auto Parts: O.E.M                              5.2%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Because the Montgomery Mid Cap Focus Fund concentrates its assets in relatively few holdings (generally 20 to 40), share-holders may be exposed to greater risks than with more-diversified funds.

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001, AND WHY?

A: The Fund's performance lagged that of the S&P Mid Cap 400 Index, returning -8.54%, versus -1.55%. Our decision to maintain a diversified portfolio across market sectors hurt Fund performance relative to the index, which was aided by the strong performance of economically sensitive stocks during the fourth quarter. After the broad market struggled in the aftermath of the terrorist attacks, it rallied due to investors' gravitating toward those areas of the market that would most reap the benefits of an economic rebound.

Q: WHICH SPECIFIC SECTORS OR HOLDINGS UNDERPERFORMED?

A: Health care holdings fell rapidly from favor. Although they had provided some protection during the market's turmoil earlier in the year due to their steady earnings growth, they were negatively affected when the market shifted in the fourth quarter. In the interest of diversification, we had maintained our health care holdings because the sector generally offers consistent growth. This positioning, however, hurt the Fund's short-term performance.

Cable TV company Charter Communications offered the best execution in the industry but became embroiled in a management dispute after the CEO resigned. And Jack Henry, which sells software to regional banks, failed to meet its earnings expectations, so we sold out.

Q: WHAT WERE THE POSITIVE STORIES?

A: Our focus on a small, select group of stocks helped performance during the period. Although we did not concentrate on cyclical stocks, we had some solid-performing investments in economically sensitive sectors such as technology. Elsewhere, Radian Group, a private mortgage insurance provider, was helped by a slowdown in the refinancing boom. Lear, which manufactures auto interiors, benefited from its association with the success of the auto industry's 0% financing drive. In addition, management maintained tight control over the business, helping the company post solid results even before 0% financing. L-3 Communications, which sells electronic equipment to the defense industry, benefited from solid management and a huge increase in demand for defense contractors after 9/11/01. We sold our position after the stock rose well beyond our price targets in the aftermath of the terrorist attacks.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: The direction of the economy in 2002 remains unclear, as many companies don't know what to expect in the year ahead. For the market to sustain a rally, we believe that investors will need to see clear improvements in overall earnings growth. If we do find indications--and not just hopes--that corporations across industries are experiencing solid earnings growth, we might invest more in economically sensitive issues. For now, however, we intend to concentrate on diversification within the focused mandate of the Fund.

CALL TOLL-FREE 800.572.FUND [3863] OR VISIT montgomeryfunds.com

MONTGOMERY MID CAP FOCUS FUND
Portfolio Investments: December 31,2001 (Unaudited)

SHARES                                              VALUE (NOTE 1)
COMMON STOCKS - 86.6%

ADVERTISING/MARKETING SERVICES - 3.4%
    1,200  Lamar Advertising Company+                   $   50,748

AEROSPACE/DEFENSE - 4.1%
      600  Northrop Grumman Corporation                     60,486

AUTO PARTS: O.E.M. - 5.2%
      400  Johnson Controls, Inc.                           32,300
    1,200  Lear Corporation+                                45,768
                                                        ----------
                                                            78,068

BEVERAGES: ALCOHOLIC - 2.9%
    1,000  Constellation Brands, Inc., Class A+             42,850

BIOTECHNOLOGY - 7.6%
      700  Biogen, Inc.+                                    40,148
      700  Enzon, Inc.+                                     39,392
      500  IDEC Pharmaceuticals Corporation+                34,463
                                                        ----------
                                                           114,003

CABLE/SATELLITE TELEVISION - 4.5%
    2,400  Charter Communications, Inc., Class A+           39,444
    1,000  EchoStar Communications Corporation,
           Class A+                                         27,465
                                                        ----------
                                                            66,909

COMPUTER COMMUNICATIONS - 1.6%
      700  Brocade Communications Systems, Inc.+            23,188

COMPUTER PERIPHERALS - 0.8%
      900  ATI Technologies, Inc.+                          11,412

DATA PROCESSING SERVICES - 3. 0%
      700  BISYS Group, Inc. (The)+(d)                      44,797

ELECTRONIC PRODUCTION EQUIPMENT - 2.7%
      800  KLA-Tencor Corporation+                          39,648

FINANCE/RENTAL/LEASING - 2.5%
    1,200  AmeriCredit Corporation+                         37,860

FINANCIAL PUBLISHING/SERVICES - 6.7%
    1,100  Advent Software, Inc.+                           54,950
    1,000  SEI Investments Company                          45,115
                                                        ----------
                                                           100,065

HOMEBUILDING - 1.1%
      300  Centex Corporation                               17,127

INDUSTRIAL CONGLOMERATES - 1.1%
      120  SPX Corporation+                                 16,428

INFORMATION TECHNOLOGY SERVICES - 2.4%
    2,200  KPMG Consulting, Inc.+                           36,575

INVESTMENT MANAGERS - 5.6%
      900  Federated Investors, Inc., Class B               28,692
    1,700  Waddell & Reed Financial, Inc., Class A          54,740
                                                        ----------
                                                            83,432

OIL & GAS PRODUCTION - 5.0%
      550  EOG Resources, Inc.                              21,510
    2,800  Ocean Energy, Inc.                               53,760
                                                        ----------
                                                            75,270

PACKAGE SOFTWARE - 6.3%
    1,150  Macrovision Corporation+                         40,503
    1,500  Peregrine Systems, Inc.+                         22,238
      700  Veritas Software Corporation+                    31,384
                                                        ----------
                                                            94,125

PROPERTY/CASUALTY INSURANCE - 1.8%
      300  XL Capital Ltd., Class A                         27,408

RECREATIONAL PRODUCTS - 2.4%
      600  Electronic Arts, Inc.+                           35,973

RESTAURANTS - 4.4%
    2,200  Brinker International, Inc.+                     65,472

SEMICONDUCTORS - 1.3%
      600  Intersil Corporation, Class A+                   19,422

SPECIALTY INSURANCE - 2.9%
    1,000  Radian Group, Inc.                               42,950

SPECIALTY STORES - 3.0%
    1,300  Bed Bath & Beyond, Inc.+                         44,064

TELECOMMUNICATIONS EQUIPMENT - 3.3%
      600  Polycom, Inc.+                                   20,439
      900  RF Micro Devices, Inc.+                          17,298
      500  Scientific-Atlanta, Inc.                         11,970
                                                        ----------
                                                            49,707

WIRELESS TELECOMMUNICATIONS - 1.0%
      500  Triton PCS Holdings, Inc., Class A+              14,675

TOTAL COMMON STOCKS
(Cost $1,181,269)                                        1,292,662
                                                        ----------

MONEY MARKET FUND - 1.7%
   25,451  J.P.Morgan Vista Federal Money Market Fund
           (Cost $25,451)                                   25,451
                                                        ----------

TOTAL SECURITIES
(Cost $1,206,720)                                        1,318,113
                                                        ----------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 11.3%
$169,000   J.P.Morgan Securities, Inc.^
           1.86% dated 12/31/01, due 01/02/02
           (Cost $169,000)                                 169,000
                                                        ----------

TOTAL INVESTMENTS - 99.6%
(Cost $1,375,720*)                                       1,487,113

OTHER ASSETS AND LIABILITIES - 0.4%
(Net)                                                        6,465
                                                        ----------

NET ASSETS - 100.0%                                     $1,493,578
                                                        ==========

Please refer to page 60 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY SMALL CAP FUND | MNSCX

STUART ROBERTS                  Senior Portfolio Manager
JEROME C. PHILPOTT, CFA                Portfolio Manager
CHARLES REED, CFA                      Portfolio Manager
Average annual total returns for the period ended 12/31/01

             SMALL CAP FUND
Since inceptio  (7/13/90)      12.87%
One year                      (12.65)%
Five years                      3.05%
Ten years                       8.62%

           RUSSELL 2000 INDEX
Since 7/13/90                   11.35%
One year                         2.49%
Five years                       7.52%
Ten years                       11.51%

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                   MONTGOMERY         RUSSELL                 LIPPER SMALL CAP
                   SMALL CAP FUND     2000 INDEX(1)           FUNDS AVERAGE(2)
July 01             $42,742             $35,532                 $44,516
Aug                 $39,446             $34,385                 $41,382
Sept                $34,389             $29,756                 $35,187
Oct                 $35,232             $31,497                 $37,576
Nov                 $37,990             $33,936                 $40,804
Dec                 $40,076             $36,030                 $42,489

(1) The Russell 2000 Index is a capitalization-weighted total return index that includes the smallest 2,000 companies within the Russell 3000 Index. (2) The Lipper Small Cap Funds Average universe consists of 253 funds.

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares. Performance figures reflect a partial waiver of fees without which the total return would have been lower.


               TOP TEN HOLDINGS
     (as a percentage of total net assets)
Constellation Brands, Inc., Class A            4.2%
Radian Group, Inc.                             2.9%
AmeriCredit Corporation                        2.7%
BISYS Group, Inc. (The)                        2.0%
Harman International Industries, Inc           2.0%
Lear Corporation .                             1.9%
Insight Communications Company, Inc            1.8%
Annuity and Life Re (Holdings) Ltd.            1.8%
Leap Wireless International, Inc.              1.7%
SmartForce PLC, Sponsored ADR                  1.6%

              TOP FIVE INDUSTRIES
     (as a percentage of total net assets)
Biotechnology                                  8.0%
Finance/Rental/Leasing                         4.9%
Package Software                               4.3%
Beverages: Alcoholic                           4.2%
Specialty Insurance                            3.7%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations.

Q: HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK, AND WHY?

A: The Fund underperformed the Russell 2000 Growth Index, returning -11.69%, versus -9.26%. Cyclical stocks led a market rally in the fourth quarter, after having fallen to low valuations in the third. We maintained a more diversified portfolio during the period, however, because we weren't convinced that corporate earnings growth would improve dramatically going forward. Our decision to balance the portfolio ultimately hurt performance.

Q: WHICH SPECIFIC SECTORS OR HOLDINGS UNDERPERFORMED?

A: Investments in the health care sector specifically proved to be a drag on performance. Health care companies--known for their potential to sustain steady earnings growth within most economic environments--benefited from market uncertainty in the third quarter. In the fourth quarter, however, there was a significant exodus from health care stocks, as renascent optimism about the economy encouraged investors to re-deploy their capital into stocks that they felt would benefit more from an upturn in economic growth.

Among the stocks that declined and detracted from performance was Capstone Turbine, which manufactures independent, on-site power generation equipment. Earlier in the year, the company gained significant popularity as California's power crisis raised concerns about the reliability of the power supply within a newly deregulated market. Once those fears died down, however, so did Capstone's share price, and we sold out by year end. Garmin, which supplies equipment related to global positioning systems (GPS), missed its earnings target due to the effects of the terrorist attacks. Disruptions in shipping schedules in the wake of the attacks prevented the company from gathering components manufactured overseas in time to meet demand for its products during the holiday shopping season. We sold Garmin over concerns about how fast its end markets would grow in the next few years. Finally, Macrovision, which supplies security software for CDs and DVDs, suffered from the underperformance of its information technology staffing division. We continue to hold Macrovision, as DVD sales in the holiday season were robust, which bodes well for its core growth rate going forward.

Q: WHICH HOLDINGS PERFORMED WELL?

A: The Fund's cyclical holdings, including some tech stocks, added value during the fourth-quarter rally. Elsewhere, Harman International, which makes audio systems for consumers and the auto industry, benefited from its solid position in both markets. Finally, drug company Medicis, already a leader in dermatology, acquired pediatric operations that should raise the company's earnings and revenue potential. The stock responded accordingly with an upward move.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: Until we see more clear evidence of increased broad-based corporate earnings growth, we plan to maintain our diversified position going into 2002. The Fund employs a bottom-up stock selection process to look at companies one investment at a time. As such, we don't make sector calls on the economy. Interestingly, however, companies that are more cyclical have recently been more positive about growth prospects. As a result, our holdings are currently less defensive than in 2000, as earnings growth appears to be broadening. We will continue to use our fundamental research and early identification of growing companies to position the Fund during this period.

CALL TOLL-FREE 800.572.FUND [3863] OR VISIT montgomeryfunds.com

MONTGOMERY SMALL CAP FUND
Portfolio Investments: December 31, 2001 (Unaudited)

SHARES                                              VALUE (NOTE 1)
COMMON STOCKS - 98.2%

ADVERTISING/MARKETING SERVICES - 0.2%
    5,000  Direct Focus, Inc.+                        $    156,025

AEROSPACE/DEFENSE - 1.1%
    5,500  Alliant Techsystems, Inc.+                      424,600
   12,000  Titan Corporation (The)+                        299,400
                                                      ------------
                                                           724,000

APPAREL/FOOTWEAR RETAIL - 1.1%
   17,700  American Eagle Outfitters, Inc.+                463,121
    7,200  Hot Topic, Inc.+                                226,044
                                                      ------------
                                                           689,165

AUTO PARTS: O.E.M. - 2.5%
   15,000  Gentex Corporation+                             401,175
   31,800  Lear Corporation+                             1,212,852
                                                      ------------
                                                         1,614,027

BEVERAGES: ALCOHOLIC - 4.2%
   64,000  Constellation Brands, Inc., Class A+          2,742,400

BIOTECHNOLOGY - 8.0%
   11,500  Aviron+                                         572,297
   21,300  Celgene Corporation+                            681,280
   16,900  CV Therapeutics, Inc.+                          879,222
   33,200  Dyax Corporation+                               363,042
    9,500  InterMune, Inc.+                                467,923
   17,700  Isis Pharmaceuticals, Inc.+                     392,852
   10,300  OSI Pharmaceuticals, Inc.+                      471,071
   17,800  Scios, Inc.+                                    423,373
   14,500  Transkaryotic Therapies, Inc.+                  619,802
    8,000  Trimeris, Inc.+                                 359,880
                                                      ------------
                                                         5,230,742

BROADCASTING - 1.3%
   45,400  Radio One, Inc., Class D+                       819,243

CABLE/SATELLITE TELEVISION - 2.7%
   19,600  EchoStar Communications Corporation,
             Class A+                                       538,314
   49,200  Insight Communications Company, Inc.+         1,191,624
                                                      ------------
                                                         1,729,938

CASINOS/GAMBLING - 1.1%
   10,900  Ameristar Casinos, Inc.+                        273,100
   10,500  GTECH Holdings Corporation+                     475,545
                                                      ------------
                                                           748,645

COMPUTER COMMUNICATIONS - 0.6%
   16,300  MCSi, Inc.+                                     382,317

CONSUMER SUNDRIES - 0.3%
   13,300  Oakley, Inc.+                                   216,258

DATA PROCESSING SERVICES - 2.0%
   20,600  BISYS Group, Inc. (The)+(d)                   1,318,297

ELECTRONIC EQUIPMENT/INSTRUMENTS - 2.6%
   38,300  NYFIX, Inc.+                                    766,574
   26,800  Optimal Robotics Corporation, Class A+          946,844
                                                      ------------
                                                         1,713,418

ELECTRONIC PRODUCTION EQUIPMENT - 0.9%
   19,400  ASM International N.V.+                         378,397
    6,600  Rudolph Technologies, Inc.+                     227,205
                                                      ------------
                                                           605,602

ELECTRONICS/APPLIANCE STORES - 0.8%
   17,300  Tweeter Home Entertainment Group, Inc.+         497,548

ELECTRONICS/APPLIANCES - 2.0%
   28,400  Harman International Industries, Inc.         1,280,840

FINANCE/RENTAL/LEASING - 4.9%
   54,700  AmeriCredit Corporation+                      1,725,785
   31,900  Hanover Compressor Company+                     805,794
   26,900  IndyMac Bancorporation, Inc.+                   628,922
                                                      ------------
                                                         3,160,501

FINANCIAL CONGLOMERATES - 0.8%
    7,800  Investors Financial Services Corporation        516,204

FINANCIAL PUBLISHING/SERVICES - 1.6%
   20,700  Advent Software, Inc.+                        1,034,068

GAS DISTRIBUTORS - 0.8%
   14,600  Equitable Resources, Inc.                       497,422

HOMEBUILDING - 0.8%
   11,300  Toll Brothers, Inc.+                            496,070

HOSPITAL/NURSING MANAGEMENT - 2.0%
   22,400  LifePoint Hospitals, Inc.+                      762,608
    2,400  Sunrise Assisted Living, Inc.+                   69,864
   17,000  Triad Hospitals, Inc.+                          498,950
                                                      ------------
                                                         1,331,422

INDUSTRIAL MACHINERY - 1.0%
   12,300  Flowserve Corporation+                          327,303
    7,100  Roper Industries, Inc.                          351,450
                                                      ------------
                                                           678,753

INDUSTRIAL SPECIALTIES - 0.3%
    6,600  HB Fuller Company                               190,047

INFORMATION TECHNOLOGY SERVICES - 1.1%
   16,700  Documentum, Inc.+                               363,810
   22,900  Lawson Software, Inc.+                          360,904
                                                      ------------
                                                           724,714

INTERNET SOFTWARE SERVICES - 2.3%
   38,200  Centra Software, Inc.+                          306,173
   17,700  Retek, Inc.+                                    528,788
   34,100  SonicWall, Inc.+                                662,733
                                                      ------------
                                                         1,497,694

INVESTMENT MANAGERS - 1.2%
   24,000  Waddell & Reed Financial, Inc.,
             Class A                                        772,800

LIFE/HEALTH INSURANCE - 1.8%
   45,700  Annuity and Life Re (Holdings) Ltd.           1,147,527

MANAGED HEALTH CARE - 3.1%
   23,800  Coventry Health Care, Inc.+                     474,810
   37,100  First Health Group Corporation+                 919,894
   27,300  Mid Atlantic Medical Services, Inc.,
            Class A+                                        619,710
                                                      ------------
                                                         2,014,414

MEDICAL SPECIALTIES - 3.4%
   45,600  ABIOMED, Inc.+                                  721,164
    9,400  Cerus Corporation+                              430,003
   16,200  Cytyc Corporation+                              422,901
   22,000  Thoratec Corporation+                           374,220
   13,300  Wright Medical Group, Inc.+                     239,067
                                                      ------------
                                                         2,187,355

MEDICAL/DENTAL DISTRIBUTORS - 1.1%
   19,800  Priority Healthcare Corporation,                696,861
             Class B+

MISCELLANEOUS COMMERCIAL SERVICE - 2.2%
   16,000  SkillSoft Corporation+                          414,720
   42,000  SmartForce PLC, Sponsored ADR+                1,041,390
                                                      ------------
                                                         1,456,110

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       13

SHARES                                              VALUE (NOTE 1)

MISCELLANEOUS MANUFACTURING - 2.6%
   19,600  Mettler Toledo International, Inc.+        $  1,016,260
   21,200  Varian, Inc.+                                   687,834
                                                      ------------
                                                         1,704,094

MOVIES/ENTERTAINMENT - 0.8%
   47,500  Alliance Atlantic Communications, Inc.,
             Class B+                                      542,213

MULTI-LINE INSURANCE - 0.4%
   10,400  HCC Insurance Holdings, Inc.                    286,520

OIL & GAS PRODUCTION - 2.9%
   21,800  Patina Oil & Gas Corporation                    599,500
   15,000  Spinnaker Exploration Company+                  617,400
   37,200  XTO Energy, Inc.                                651,000
                                                      ------------
                                                         1,867,900

OILFIELD SERVICES/EQUIPMENT - 2.3%
   33,100  Cal Dive International, Inc.+                   818,066
   13,900  Hydril Company+                                 246,100
   10,000  Seacor Smit, Inc.+                              464,000
                                                      ------------
                                                         1,528,166

OTHER CONSUMER SERVICES - 2.3%
   22,000  Bally Total Fitness Holding                     474,320
             Corporation+
   25,000  Corinthian Colleges, Inc.+                    1,022,375
                                                      ------------
                                                         1,496,695

PACKAGE SOFTWARE - 4.3%
   38,300  HNC Software, Inc.+                             790,129
   14,800  Macrovision Corporation+                        521,256
   24,000  Micromuse, Inc.+                                359,880
   13,700  NetIQ Corporation+                              482,993
   13,600  Quest Software, Inc.+                           300,628
   17,100  Verity, Inc.+                                   346,361
                                                      ------------
                                                         2,801,247

PERSONNEL SERVICES - 1.1%
   15,100  Administaff, Inc.+                              413,891
   11,300  AMN Healthcare Services, Inc.+                  309,620
                                                      ------------
                                                           723,511

PHARMACEUTICALS: GENERIC - 1.5%
    5,900  American Pharmaceuticals Partners, Inc.+        122,690
   15,100  Pharmaceutical Resources, Inc.+                 510,380
    8,100  Taro Pharmaceuticals Industries Ltd.+           323,271
                                                      ------------
                                                           956,341

PHARMACEUTICALS: OTHER - 1.5%
   21,100  Endo Pharmaceuticals Holdings, Inc.+            246,132
    2,650  First Horizon Pharmaceutical Corporation+        77,870
   10,300  Medicis Pharmaceutical Corporation,
             Class A+                                      665,277
                                                      ------------
                                                           989,279

PROPERTY/CASUALTY INSURANCE - 1.4%
    9,500  Berkley Corporation                             510,150
   13,400  Iomart Group PLC                                395,702
                                                      ------------
                                                           905,852

PUBLISHING: BOOKS/MAGAZINES - 1.2%
   15,000  Scholastic Corporation+                         753,975

RESTAURANTS - 2.5%
   11,000  AFC Enterprises, Inc.+                          312,235
   16,100  California Pizza Kitchen, Inc.+                 397,750
   30,300  Ruby Tuesday, Inc.                              625,089
    7,600  Sonic Corporation+                              273,030
                                                      ------------
                                                         1,608,104

SEMICONDUCTORS - 1.4%
   26,000  Alpha Industries, Inc.+                         568,100
   10,900  Zoran Corporation+                              354,305
                                                      ------------
                                                           922,405

SERVICES TO THE HEALTH INDUSTRY - 0.5%
   19,800  Quintiles Transnational Corporation+            317,691

SPECIALTY INSURANCE - 3.7%
    2,800  Markel Corporation+                             503,020
   44,400  Radian Group, Inc.                            1,906,980
                                                      ------------
                                                         2,410,000

SPECIALTY STORES - 1.2%
    4,900  Michaels Stores, Inc.+                          161,455
   18,200  Rent-A-Center, Inc.+                            609,609
                                                      ------------
                                                           771,064

SPECIALTY TELECOMMUNICATIONS - 0.3%
   31,100  Raindance Communications, Inc.+                 177,426

TELECOMMUNICATIONS EQUIPMENT - 2.6%
   18,000  Microtune, Inc.+                                422,190
   15,700  Polycom, Inc.+                                  534,820
   22,500  Powerwave Technologies, Inc.+                   388,912
   22,500  Viasat, Inc.+                                   351,113
                                                      ------------
                                                         1,697,035

TOBACCO - 0.7%
   13,115  Vector Group Ltd.                               430,828

TRUCKS/CONSTRUCTION/FARM MACHINE - 0.4%
   17,800  Agco Corporation                                280,884

WIRELESS TELECOMMUNICATIONS - 2.8%
   33,900  Alamosa Holdings, Inc.+                         392,392
   52,800  Leap Wireless International, Inc.+            1,108,272
   15,700  Rural Cellular Corporation, Class A+            352,936
                                                      ------------
                                                         1,853,600

TOTAL COMMON STOCKS
(Cost $57,971,831)                                      63,895,257
                                                      ------------

MONEY MARKET FUND - 0.1%
   59,060  J.P. Morgan Vista Federal Money Market Fund
             (Cost $59,060)                                 59,060
                                                      ------------

TOTAL SECURITIES
(Cost $58,030,891)                                      63,954,317

PRINCIPAL AMOUNT


REPURCHASE AGREEMENT - 0.5%
$333,000   J.P. Morgan Securities, Inc.^
           1.86% dated 12/31/01, due 01/02/02
           (Cost $333,000)                                 333,000
                                                      ------------

TOTAL INVESTMENTS - 98.8%
(Cost $58,363,891*)                                     64,287,317

OTHER ASSETS AND LIABILITIES - 1.2%
(Net)                                                      770,759
                                                      ------------

NET ASSETS - 100.0%                                   $ 65,058,076
                                                      ============

Please refer to page 60 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY U.S. FOCUS FUND | MNUSX

ANDREW PRATT, CFA               Portfolio Manager
Average annual total returns for the period ended 12/31/01

               U.S. FOCUS FUND
Since inception (12/31/99)      (14.95)%
One year                        (25.32)%

               S&P 500 INDEX
Since 12/31/99                  (10.50)%
One year                        (11.88)%

[CHART OF GROWTH OF A $10,000 INVESTMENT]


           MONTGOMERY US FOCUS FUND  S&P 500 INDEX(1)    LIPPER GROWTH FUNDS AVERAGE(2)
July 01             $7,868                 $8,398                  $7,833
Aug                 $7,177                 $7,873                  $7,197
Sept                $6,549                 $7,298                  $6,468
Oct                 $6,758                 $7,376                  $6,728
Nov                 $7,312                 $7,941                  $7,351
Dec                 $7,250                 $8,011                  $7,373

(1) The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.
(2) The Lipper Growth Funds Average universe consists of 1,753 funds.

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower.

               TOP TEN HOLDINGS
     (as a percentage of total net assets)

Tyco International Ltd                         5.5%
Exxon Mobil Corporation                        5.2%
Medtronics, Inc                                5.1%
Microsoft Corporation                          4.8%
Pfizer, Inc.                                   4.8%
PepsiCo, Inc                                   4.5%
AOL Time Warner, Inc.                          4.5%
Citigroup, Inc.                                4.0%
General Electric Company                       4.0%
Cisco Systems, Inc                             3.6%

              TOP FIVE INDUSTRIES
     (as a percentage of total net assets)

Industrial Conglomerates                       9.5%
Discount Stores                                6.3%
Major Telecommunications                       5.5%
Media Conglomerates                            5.5%
Integrated Oil                                 5.2%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. Because the Montgomery U.S. Focus Fund concentrates its assets in relatively few holdings (generally 20 to 40), share-holders may be exposed to greater risks than with more-diversified funds.

Q: HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK, AND WHY?

A: During the period the Fund trailed the S&P 500 Index, returning -10.81%, versus -5.56%. The Fund underperformed primarily due to its exposure to companies in the information technology, consumer staples and industrial areas. This negative effect was partially offset by positive performance in the financials and telecommunications services sectors.

Q: WHICH SPECIFIC HOLDINGS UNDERPERFORMED DURING THE PERIOD?

A: The more economically sensitive stocks in technology and industrials hurt performance. These included General Electric, semiconductor manufacturer Applied Materials, and communications equipment providers Comverse Technologies and QUALCOMM. We've moved out of all but General Electric and Applied Materials, feeling they still have good long-term prospects. Capstone Turbine also struggled, as investors felt that the resolution of California's major power problems softened demand for the independent on-site power generation equipment the company provides. We sold our position in that stock as well.

Q: WHICH SECTORS OR HOLDINGS DID WELL?

A: On the sector level, the Fund's investments in telecommunications services, finance and energy provided the best performance relative to the index. Insurance provider St. Paul recovered in the fourth quarter with most of the rest of its industry. Insurance carriers were hard hit after 9/11/01 due to concerns about potential liability, but many firms rebounded nicely as investors realized that the insurance companies were entering a very positive pricing cycle. Discount retailers in general also performed well, as consumers sought deals within a shaky economy. To that end Wal-Mart proved to be one of the top contributors to the Fund's performance. Conglomerate Tyco International also boosted performance.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: We are generally positive about 2002, feeling that Federal Reserve Board rate cuts should lead to a recovery in economic growth. Exactly when we might see signs of the emergence from recession, however--and how strong that recovery might be--remains unclear. Zero-percent financing for automobiles and other deals in the fourth quarter most likely helped satiate some consumer demand, which tends to help advance a recovery. We believe that the pace of the recovery should be gradual. Furthermore, excess manufacturing capacity and other factors should dampen inflationary pressures. As a result, equities should be buoyed by any economic improvement, because corporate profits should increase without inciting inflation.

We have positioned the Fund in hopes to benefit from any rebound in economic growth, by maintaining a focus on such economically sensitive areas as consumer cyclicals and technology. Concurrently, the Fund has much less invested in defensive areas, such as consumer staples and health care. We believe that corporate spending on technology inventories will recover in 2002 as firms look to restore activity to projects that were postponed in 2001. In addition, an aging computing infrastructure should entice managements to increase spending on hardware and software upgrades. Our stock selection approach remains the same: to search for companies offering a visible three-year growth plan, selling at reasonable valuations to their peer group, and offering potential for business momentum as a catalyst for growth and share-price appreciation.

CALL TOLL-FREE 800.572.FUND [3863] OR VISIT montgomeryfunds.com

MONTGOMERY U.S. FOCUS FUND
Portfolio Investments: December 31, 2001 (Unaudited)

SHARES                                                         VALUE (NOTE 1)
COMMON STOCKS - 96.1%

BEVERAGES: NON-ALCOHOLIC - 4.5%
    1,400  PepsiCo, Inc.                                          $    68,166

BIOTECHNOLOGY - 1.9%
      500  Amgen, Inc.+                                                28,218

COMPUTER COMMUNICATIONS - 3.6%
    3,000  Cisco Systems, Inc.+                                        54,345

COMPUTER PROCESSING HARDWARE - 4.6%
    2,300  Compaq Computer Corporation                                 22,448
      900  Dell Computer Corporation+                                  24,462
    1,800  Sun Microsystems, Inc.+                                     22,149
                                                                  -----------
                                                                       69,059

DATA PROCESSING SERVICES - 1.1%
      400  CSG Systems International, Inc.+                            16,182

DISCOUNT STORES - 6.3%
    1,100  Costco Wholesale Corporation+                               48,829
      800  Wal-Mart Stores, Inc.                                       46,040
                                                                  -----------
                                                                       94,869

ELECTRONIC EQUIPMENT/INSTRUMENTS - 2.1%
    1,100  Agilent Technologies, Inc.+                                 31,361

ELECTRONIC PRODUCTION EQUIPMENT - 1.9%
      700  Applied Materials, Inc.+                                    28,074

ELECTRONICS/APPLIANCE STORES - 1.0%
      200  Best Buy Company, Inc.+                                     14,896

FINANCE/RENTAL/LEASING - 4.0%
      500  Countrywide Credit Industries, Inc.                         20,485
      600  Freddie Mac                                                 39,240
                                                                  -----------
                                                                       59,725

FINANCIAL CONGLOMERATES - 4.0%
    1,200  Citigroup, Inc.                                             60,576

HOME IMPROVEMENT CHAINS - 1.7%
      500  Home Depot, Inc. (The)                                      25,505

HOUSEHOLD/PERSONAL CARE - 4.0%
      800  Avon Products, Inc.                                         37,200
      700  Estee Lauder Companies, Inc. (The), Class A                 22,442
                                                                  -----------
                                                                       59,642

INDUSTRIAL CONGLOMERATES - 9.5%
    1,500  General Electric Company                                    60,120
    1,400  Tyco International Ltd.                                     82,460
                                                                  -----------
                                                                      142,580

INTEGRATED OIL - 5.2%
    2,000  Exxon Mobil Corporation                                     78,600

INVESTMENT BANKS/BROKERS - 1.3%
      300  Lehman Brothers Holdings, Inc.                              20,040

MAJOR TELECOMMUNICATIONS - 5.5%
    1,000  SBC Communications, Inc.                                    39,170
    3,100  WorldCom, Inc.--WorldCom Group+                             43,663
                                                                  -----------
                                                                       82,833

MANAGED HEALTH CARE - 1.2%
      700  First Health Group Corporation+                             17,357

MEDIA CONGLOMERATES - 5.5%
    2,100  AOL Time Warner, Inc.+                                      67,410
      700  Walt Disney Company (The)                                   14,504
                                                                  -----------
                                                                       81,914

MEDICAL SPECIALTIES - 5.1%
    1,500  Medtronics, Inc.                                            76,815

OIL & GAS PIPELINES - 2.5%
    1,500  Williams Companies, Inc. (The)                              38,280

OTHER CONSUMER SERVICES - 1.8%
      400  eBay, Inc.+                                                 26,758

PACKAGE SOFTWARE - 4.8%
    1,100  Microsoft Corporation+                                      72,880

PHARMACEUTICALS: MAJOR - 4.8%
    1,800  Pfizer, Inc.                                                71,730

PROPERTY/CASUALTY INSURANCE - 0.9%
      300  St. Paul Companies, Inc. (The)                              13,191

SAVINGS BANKS - 1.2%
      300  Golden West Financial Corporation                           17,655

SEMICONDUCTORS - 5.0%
    1,500  Intel Corporation                                           47,167
    1,000  Texas Instruments, Inc.                                     28,000
                                                                  -----------
                                                                       75,167

WIRELESS TELECOMMUNICATIONS - 1.1%
      700  Sprint Corporation (PCS Group)+                             17,087

TOTAL COMMON STOCKS
(Cost $1,342,533)                                                   1,443,505
                                                                  -----------

MONEY MARKET FUND - 0.0%@
      360  J.P. Morgan Vista Federal Money Market Fund
             (Cost $360)                                                  360
                                                                  -----------

TOTAL SECURITIES
(Cost $1,342,893)                                                   1,443,865
                                                                  -----------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 4.5%
$67,000    J.P. Morgan Securities, Inc.^
           1.86% dated 12/31/01, due 01/02/02
           (Cost $67,000)                                              67,000
                                                                  -----------

TOTAL INVESTMENTS - 100.6%
(Cost $1,409,893*)                                                  1,510,865

OTHER ASSETS AND LIABILITIES - (0.6)%
(Net)                                                                  (8,833)
                                                                  -----------

NET ASSETS - 100.0%                                               $ 1,502,032
                                                                  ===========

Please refer to page 60 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY BALANCED FUND | MNAAX

WILLIAM STEVENS                   Senior Portfolio Manager
ANDREW PRATT, CFA                        Portfolio Manager
Average annual total returns for the period ended 12/31/01

                      BALANCED FUND
Since inception (3/31/94)                       11.26%
One year                                        (9.24)%
Five years                                       5.00%

 S&P 500 INDEX / LEHMAN BROTHERS AGGREGATE BOND INDEX
Since 3/31/94                           15.03%  / 7.53%
One year                               (11.88)% / 8.44%
Five years                              10.70%  / 7.43%

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                MONTGOMERY BALANCED                     LEHMAN BROTHERS AGGREGATE       LIPPER FLEXIBLE PORTFOLIO
                FUND                 S&P 500 INDEX(1)   BOND INDEX(2)                   FUNDS AVERAGE(3)
July-01             $23,464                $31,034                $17,151                       $18,868
Aug                 $22,302                $29,093                $17,348                       $18,232
Sept                $21,392                $26,744                $17,550                       $17,228
Oct                 $21,788                $27,254                $17,917                       $17,583
Nov                 $22,718                $29,344                $17,670                       $18,298
Dec                 $22,812                $29,601                $17,558                       $18,446

(1) The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.
(2) The Lehman Brothers Aggregate Bond Index comprises all bonds that are investment grade, are in excess of $25 million and have at least one year to maturity.
(3) The Lipper Flexible Portfolio Funds Average universe consists of 83 funds.

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares. Performance figures reflect a partial waiver of fees without which the total return would have been lower.

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD, AND WHY?

A: The Fund returned -3.43% for the period, outperforming the S&P 500 Index, which returned -5.56%, but underperforming the Lehman Brothers Aggregate Bond Index, which returned 4.66%. The equity portfolio's cyclical exposure in third quarter 2001 was problematic for the Fund, when economically sensitive stocks were impacted by the events of 9/11/01. At that time, faced with deep uncertainty about the direction of the economy, investors fled from cyclicals toward more defensive, steady-growth stocks. Cyclicals rebounded strongly in the fourth quarter, especially in the technology sector, but this was not enough to neutralize the effects of third-quarter declines. Our exposure to the bond sector helped the Fund outperform the S&P for the period.

Q: WHICH SPECIFIC SECTORS OR HOLDINGS WITHIN THE PORTFOLIO UNDERPERFORMED DURING THE PERIOD?

A: Despite a fourth-quarter surge within the equity portfolio, the Fund's holdings, within the equity portfolio, within the technology and communications industries weighed on performance. Specific detractors included software company Oracle Corporation and communications equipment provider Comverse Technologies, and we sold out of Comverse by year end. General Electric suffered because its business is viewed as cyclical. AOL Time Warner struggled from declining advertising revenues. Within the bond portfolio, the Fund's yield curve positioning detracted from performance. In addition, mortgage-backed securities underperformed during the last six weeks of the year.

Q: WHAT WERE THE POSITIVE STORIES?

A: On the stock side, some cyclical holdings aided performance. For example, software provider Siebel Systems rebounded due to its new product introductions. The Fund's discount retail holdings also helped, as shoppers flocked to such stores as Kohl's and Wal-Mart for inexpensive goods. Pfizer, a health care holding, also performed well during the third quarter due to its defensive, steady-growth characteristics. Automatic Data Processing, which outsources the payroll function, also posted positive gains. Within bonds, security selection in the corporate and mortgage-backed sectors was most beneficial to performance. Most significant in the corporate sector were well-timed trades involving Ford and PG&E National Energy Group. In mortgages the best performers were those mortgage-backed securities that tended to be less susceptible to prepayment activity in a falling interest rate environment.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: The Federal Reserve Board's interest rate cuts should help spark a recovery, although the nature and timing of a rebound remain unclear. We expect that conditions should remain stable until at least the second half of 2002, then improve. Some of the consumer demand that typically drives economic recovery may have been satisfied in the fourth quarter of 2001 as a result of 0% financing on big ticket items such as automobiles. Additional factors that may help propel growth are excess capacity in both employment and manufacturing--which should keep inflationary pressures at bay. The Fund's stock portfolio remains diversified across sectors, while maintaining exposure to cyclical areas related to the tech and consumer sectors. We believe that 2002 will be a recovery year for corporate spending on technology inventories, due to the resurrection of projects that were delayed in 2001. The stock portfolio remains underweighted in consumer staples and health care. Prices in the bond market could reflect a recovery in the second half of the year strong enough to encourage the Fed to raise interest rates to subdue growth and inflation. We are not optimistic about this scenario, however, because we don't see conditions emerging that would rekindle growth or inflationary pressures at such levels that the Fed would feel compelled to raise rates so soon. Other factors that may dampen growth in the near term include high debt loads carried by both corporations and consumers. Companies are having a difficult time raising prices, and further layoffs could curtail consumer spending. We therefore feel that the Fed will not raise rates at the same pace as is currently priced into market yields, mainly because inflation remains subdued. The Fund's bond portfolio currently carries a maximum overweighting in the mortgage sector. We believe that mortgages may rebound significantly if rates stabilize. Our corporate bond positioning remains cautious and neutral, as we contend that corporate bond prices reflect too much optimism and not enough recognition of the possibilities for more defaults in 2002. Telecommunications bonds remain a focus, because their prices do not reflect improving credit fundamentals. The bond portfolio also carries very low weightings in commercial mortgage-backed securities and asset-backed securities, because we find their fundamental outlook to be relatively weak.

SHARES                                             VALUE (NOTE 1)

INVESTMENT COMPANY SECURITIES - 100.1%

BOND MUTUAL FUND - TAXABLE - 32.8%
1,058,097  Montgomery Total Return Bond Fund       $   12,580,768

EQUITY MUTUAL FUND - 67.3%
2,147,239  Montgomery Growth Fund                      25,809,811
                                                   --------------
TOTAL INVESTMENTS - 100.1%
(Cost $50,292,182*)                                    38,390,579

OTHER ASSETS AND LIABILITIES - (0.1)%
(Net)                                              $      (26,265)
                                                   --------------
NET ASSETS - 100.0%                                $   38,364,314
                                                   ==============

CALL TOLL-FREE 800.572.FUND [3863] OR VISIT montgomeryfunds.com

MONTGOMERY INTERNATIONAL GROWTH FUND | MNIGX

OSCAR CASTRO, CFA                       Senior Portfolio Manager
Average annual total returns for the period ended 12/31/01

           INTERNATIONAL GROWTH FUND
Since inception (7/3/95)                3.19%
One year                              (31.82)%
Five years                             (1.87)%

                MSCI EAFE INDEX
Since 7/3/95                            3.15%
One year                              (21.21)%
Five years                              1.17%

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                MONTGOMERY INTERNATIONAL                                LIPPER INTERNATIONAL
                GROWTH FUND                     MSCI EAFE INDEX(1)      FUNDS AVERAGE(2)
July 01               $13,812                   $13,053                         $13,857
Aug                   $13,136                   $12,725                         $13,475
Sept                  $11,519                   $11,439                         $12,014
Oct                   $11,782                   $11,732                         $12,344
Nov                   $12,150                   $12,165                         $12,829
Dec                   $12,265                   $12,237                         $13,021

(1) The Morgan Stanley Capital International EAFE Index is composed of 20 developed market countries in Europe, Australasia and the Far East.
(2) The Lipper International Funds Average universe consists of 267 funds.

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Fund performance presented is for Class R shares.

                  TOP TEN HOLDINGS
        (as a percentage of total net assets)

BP PLC                                         3.0%
Nokia Oyj                                      2.9%
Total Fina Elf S.A.                            2.6%
Muenchener Rueckversicherungs-Gesellschaft AG  2.5%
Porsche AG                                     2.4%
SAP AG                                         2.4%
Barclays PLC                                   2.3%
Schering AG                                    2.3%
Aventis S.A                                    2.2%
Nintendo Company Ltd                           2.2%

                   TOP FIVE COUNTRIES
        (as a percentage of total net assets)

United Kingdom                                 21.2%
Japan                                          16.1%
Germany                                        11.9%
France                                         10.5%
Denmark                                         7.4%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001?

A: During the period the Fund returned -14.07%, underperforming its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index, which returned -7.95%. Although stocks in most sectors rebounded sharply during the fourth quarter in the wake of the 9/11/01 terrorist attacks, the Fund was unable to compensate for its third-quarter decline. Despite ending strongly in aggregate, 2001 was a frustrating year for growth investors. Uncertainty dominated performance in the capital markets during the last six months of the year, and political turmoil and its effects on the global economy eclipsed the technology-led growth slump as the market's primary fear.

Q: WHICH SPECIFIC SECTORS OR HOLDINGS UNDERPERFORMED DURING THE PERIOD?

A: Underperformance was driven by our holdings in the technology and capital goods sectors. Both stock selection and an overweight position relative to the benchmark led to weakness in technology. In the capital goods sector, stock selection was the primary culprit for poor performance, as illustrated by the Fund's holdings of alternative energy producer Vestas Wind Systems. The wind turbine company was sold off as the market's focus shifted away from new sources of power. The rapid decline of oil prices in the face of sluggish demand and the internal struggles of the Organization of Petroleum Exporting Countries (OPEC) to control output further eroded sentiment in these types of stocks.

In the health care sector, Shire Pharmaceuticals Group detracted from performance because of fears that generic competition would harm the sales of its most important drug, Adderall. Matalan was a disappointment in the consumer services sector, as the company is frustrating investors with disappointing sales growth while it transitions to a new CEO; as a result, we sold out of our position. The Fund has been overweighted in the business services sector, which underperformed in the third quarter largely due to exposure to Amdocs, a U.K.-based provider of customer relationship management (CRM) and billing software.

Q: WHICH SECTORS OR HOLDINGS HELPED PERFORMANCE?

A: Financial services companies offered the Fund support during the second half of the year. Our emphasis on banks with a strong presence in more-stable consumer banking and middle-market lending led us to favor our holdings in Barclays and Royal Bank of Scotland, both of which performed well.

Although telecommunications stocks experienced a volatile six months, Vodafone AirTouch provided relief by bucking the downward trend. The company's solid management team and impressive collection of assets continue to buoy the stock, and we believe that more gains are likely in 2002. In the automotive sector, Porsche turned in a strong performance after dipping in late September. The company dominates its position in the high-end market, and an improved cost structure should translate to accelerating profit growth in the near term.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: Global growth projections have improved from those of just a few months ago. Fundamentals in the United Kingdom remain relatively strong, and both continental Europe and Asia should benefit from an improving economic climate in the United States. Over time these developments should translate into gains for growth companies. Our outlook for the economy is for moderate growth world-wide. We believe that activity is beginning to reaccelerate and we think that the Fund is positioned to experience improved performance.

CALL TOLL-FREE 800.572.FUND [3863] OR VISIT montgomeryfunds.com

MONTGOMERY INTERNATIONAL GROWTH FUND
Portfolio Investments: December 31, 2001 (Unaudited)

SHARES                                                           VALUE (NOTE 1)
COMMON STOCKS - 98.9%

BELGIUM - 1.4%
   22,090  Interbrew (Beverages: Alcoholic)                       $   604,140

CANADA - 2.8%
    8,000  Biovail Corporation+
           (Pharmaceuticals: Other)                                   450,000
   23,400  Loblaw Companies Ltd. (Food Retail)                        764,178
                                                                  ------------
                                                                    1,214,178

CHINA/HONG KONG - 2.0%
   37,200  HSBC Holdings PLC+
           (Financial Conglomerates)                                  435,318
   48,000  Hutchison Whampoa Ltd.
           (Industrial Conglomerates)                                 463,210
                                                                  ------------
                                                                      898,528

DENMARK - 7.4%
   52,200  Danske Bank A/S (Major Banks)                              836,899
   22,950  Novo Nordisk A/S, Class B
           (Pharmaceuticals: Major)                                   937,716
   22,150  TDC A/S (Specialty Telecommunications)                     788,421
   25,000  Vestas Wind Systems A/S
           (Electrical Products)                                      681,981
                                                                  ------------
                                                                    3,245,017

FINLAND - 4.2%
   49,450  Nokia Oyj
           (Telecommunications Equipment)                           1,273,685
   22,200  TietoEnator Oyj
           (Data Processing Services)                                 587,404
                                                                  ------------
                                                                    1,861,089

FRANCE - 10.5%
   13,900  Aventis S.A. (Pharmaceuticals: Major)                      985,922
    7,740  BNP Paribas S.A. (Major Banks)                             691,838
   38,000  Orange S.A.+
           (Wireless Telecommunications)                              344,055
    6,700  Sanofi-Synthelabo S.A. (Pharmaceuticals: Major)            499,362
    7,900  Total Fina Elf S.A.
           (Oil Refining/Marketing)                                 1,127,012
   17,600  Vivendi Universal S.A.
           (Media Conglomerates)                                      962,687
                                                                 ------------
                                                                    4,610,876

GERMANY - 9.5%
   20,000  Deutsche Telekom AG
           (Major Telecommunications)                                 345,087
   13,790  Infineon Technologies AG (Semiconductors)                  288,223
    4,080  Muenchener Rueckversicherungs-Gesellschaft AG
           (Multi-Line Insurance)                                   1,106,769
    7,960  SAP AG (Package Software)                                1,042,192
   19,000  Schering AG (Pharmaceuticals: Major)                     1,015,606
    6,000  Siemens AG
           (Electronic Equipment/Instruments)                         399,430
                                                                  ------------
                                                                    4,197,307

ITALY - 5.4%
   68,700  Riunione Adriatica di Sicurta SpA
           (Multi-Line Insurance)                                     806,666
   83,000  Snam Rete Gas SpA+
           (Oil & Gas Pipelines)                                      219,246
   66,800  Telecom Italia SpA
           (Major Telecommunications)                                 570,354
  199,200  UniCredito Italiano SpA (Major Banks)                      795,841
                                                                 ------------
                                                                    2,392,107

JAPAN - 16.1%
   10,000  Canon, Inc.
           (Electronic Equipment/Instruments)                         344,262
    3,500  Capcom Company Ltd.
           (Recreational Products)                                     92,706
    6,800  Fanuc Ltd. (Industrial Machinery)                          289,638
   17,800  Honda Motor Company Ltd.
           (Motor Vehicles)                                           710,614
       71  Mitsubishi Tokyo Financial Group, Inc.+
           (Major Banks)                                              476,386
      100  Mizuho Holdings, Inc. (Major Banks)                        203,809
    4,700  Murata Manufacturing Company Ltd.
           (Electronic Components)                                    281,989
    5,500  Nintendo Company Ltd.
           (Recreational Products)                                    963,513
    1,400  Nomura Research Institute Ltd.+
           (Information Technology Services)                          164,360
       33  NTT DoCoMo, Inc.
           (Wireless Telecommunications)                              387,924
    6,100  Oracle Corporation (Package Software)                      372,505
    5,100  Rohm Company Ltd. (Semiconductors)                         662,196
   11,000  Sony Corporation (Electronics/Appliances)                  502,958
   18,000  Takeda Chemical Industries Ltd.
           (Pharmaceuticals: Major)                                   814,778
    7,500  Tokyo Electron Ltd.
           (Electronic Production Equipment)                          368,116
  131,000  Toshiba Corporation
           (Electronic Equipment/Instruments)                         449,983
                                                                 ------------
                                                                    7,085,737

KOREA - 1.6%
   34,700  Korea Telecom Corporation, Sponsored ADR
           (Major Telecommunications)                                 705,451

NETHERLANDS - 3.8%
   28,900  ASML Holding N.V.+
           (Electronic Production Equipment)                          494,913
   18,372  ING Groep N.V.
           (Financial Conglomerates)                                  467,979
   97,800  Koninklijke (Royal) KPN N.V.+
           (Specialty Telecommunications)                             496,675
    7,600  Koninklijke (Royal) Philips Electronics N.V.
           (Electronic Equipment/Instruments)                         225,630
                                                                  ------------
                                                                    1,685,197

NEW ZEALAND - 0.4%
   79,065  Telecom Corporation of New Zealand Ltd.
           (Major Telecommunications)                                 164,574

PORTUGAL - 1.0%
   58,700  Portugal Telecom, SGPS, S.A.+
           (Major Telecommunications)                                 456,818

SPAIN - 5.2%
  128,700  Amadeus Global Travel Distribution S.A., Class A
           (Miscellaneous Commercial Service)                         741,738
   42,100  Banco Bilbao Vizcaya Argentaria S.A. (Major Banks)         520,468
   21,100  Banco Popular Espanol S.A.
           (Regional Banks)                                           692,103
   17,900  Industria de Diseno Textil S.A.+
           (Apparel/Footwear Retail)                                  340,853
                                                                  ------------
                                                                    2,295,162

SWEDEN - 1.8%
   42,400  Securitas AB, Class B
           (Miscellaneous Commercial Service)                         806,261

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       19

SHARES                                                            VALUE (NOTE 1)
SWITZERLAND - 4.6%
    9,609  Adecco S.A. (Personnel Services)                       $   522,228
   10,700  Credit Suisse Group (Major Banks)                          456,197
    3,816  Nestle S.A. (Foods: Major Diversified)                     813,479
    4,395  UBS AG (Major Banks)                                       221,788
                                                                  -----------
                                                                    2,013,692

UNITED KINGDOM - 21.2%
   20,600  Amdocs Ltd.+ (Data Processing Services)                    699,782
    5,800  Amvescap PLC (Investment Managers)                          83,318
   30,800  Barclays PLC (Major Banks)                               1,016,425
  171,700  BP PLC (Integrated Oil)                                  1,325,530
  269,900  Centrica PLC (Gas Distributors)                            858,545
  117,600  Compass Group PLC (Food Distributors)                      863,465
   74,100  Diageo PLC (Beverages: Alcoholic)                          843,283
  116,600  International Power PLC+ (Electric Utilities)              339,146
   32,900  Reckitt Benckiser PLC (Household/Personal Care)            481,218
   29,050  Royal Bank of Scotland Group PLC (Major Banks)             703,393
   46,700  Shire Pharmaceuticals Group PLC+
           (Pharmaceuticals: Other)                                   575,213
  180,200  Tesco PLC (Food Retail)                                    647,808
  346,400  Vodafone AirTouch PLC
           (Wireless Telecommunications)                              901,890
                                                                  -----------
                                                                    9,339,016

TOTAL COMMON STOCKS
(Cost $45,558,691)                                                 43,575,150
                                                                  -----------

PREFERRED STOCKS - 2.4%

GERMANY - 2.4%
    2,755  Porsche AG (Motor Vehicles)
           (Cost $892,884)                                          1,051,177
                                                                  -----------

TOTAL INVESTMENTS - 101.3%
(Cost $46,451,575*)                                                44,626,327

OTHER ASSETS AND LIABILITIES - (1.3)%
(Net)                                                                (582,320)
                                                                  -----------

NET ASSETS - 100.0%                                               $44,044,007
                                                                  ===========

Please refer to page 60 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY INTERNATIONAL FOCUS FUND | MNIIX

OSCAR CASTRO, CFA                                       Senior Portfolio Manager

Average annual total returns for the period ended 12/31/01

                            INTERNATIONAL FOCUS FUND
Since inception (12/31/99)                                             (24.50)%
One year                                                               (31.41)%

                                MSCI EAFE INDEX
Since 12/31/99                                                         (17.66)%
One year                                                               (21.21)%

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                            MONTGOMERY                                     LIPPER
                          INTERNATIONAL                                 INTERNATIONAL
                            FOCUS FUND         MSCI EAFE INDEX(1)       FUNDS AVERAGE(2)
July 01                      $ 6,630               $ 7,232                 $ 6,997
Aug                          $ 6,620               $ 7,050                 $ 6,804
Sept                         $ 5,310               $ 6,337                 $ 6,067
Oct                          $ 5,391               $ 6,499                 $ 6,234
Nov                          $ 5,621               $ 6,739                 $ 6,479
Dec                          $ 5,701               $ 6,780                 $ 6,575
                             -------               -------                 -------

(1) The Morgan Stanley Capital International EAFE Index is composed of approximately 20 developed market countries in Europe, Australasia and the Far East.
(2) The Lipper International Funds Average universe consists of 1,714 funds.

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower.

                                TOP TEN HOLDINGS
                      (as a percentage of total net assets)

Porsche AG                                                                4.3%
Novo Nordisk A/S, Class B                                                 3.9%
Korea Telecom Corporation, Sponsored ADR                                  3.6%
Amadeus Global Travel Distribution S.A., Class A                          3.4%
Biovail Corporation                                                       3.3%
Muenchener Rueckversicherungs-Gesellschaft AG                             3.2%
SAP AG                                                                    3.1%
Compass Group PLC                                                         3.0%
ASML Holding N.V.                                                         3.0%
Diageo PLC                                                                3.0%

                               TOP FIVE COUNTRIES
                      (as a percentage of total net assets)

United Kingdom                                                           19.2%
Germany                                                                  13.4%
France                                                                   11.3%
Denmark                                                                   6.6%
Spain                                                                     5.1%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Because the Montgomery International Focus Fund concentrates its assets in relatively few holdings (generally 20 to 40), shareholders may be exposed to greater risks than with more diversified funds.

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD?

A: Although 2001 was a difficult year for stocks, it ended with a strong fourth quarter. Nevertheless, the Fund returned -15.93% during the period, underperforming its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, which returned -7.95%.

Q: WHICH SPECIFIC SECTORS OR HOLDINGS HAD AN IMPACT ON PERFORMANCE?

A: Underperformance was driven by our holdings in the technology and capital goods sectors. Both stock selection and an overweight position relative to the benchmark led to weakness in technology. In the capital goods sector, stock selection was the primary culprit for poor performance, as was illustrated by the Fund's holdings of alternative energy producer Vestas Wind Systems. The wind turbine company was sold off as the market's focus shifted away from new sources of power. The rapid decline of oil prices in the face of sluggish demand and internal struggles of the Organization of Petroleum Exporting Countries (OPEC) to control output also further eroded sentiment in these types of stocks.

Our overweight position in the United Kingdom detracted from Fund performance. Matalan, a U.K. retailer, underperformed after delivering disappointing sales results. Fast Retailing, a Japanese consumer holding, also suffered after disappointing the market with slower growth. We have since sold both positions. Another retail holding, Spain's Industria de Diseno Textil, continued to deliver strong sales growth and was one of the Fund's best-performing stocks.

Financial services companies offered the Fund support during the second half of the year. Our emphasis on banks with less exposure to capital markets but a strong presence in the more-stable consumer-lending market led us to favor Barclays and Royal Bank of Scotland, both of which performed well.

Although telecommunications stocks experienced a volatile six months, Vodafone AirTouch provided some relief by bucking the downward trend. The company's strong management team and impressive collection of assets continue to buoy the stock, and we believe more gains are likely in 2002. In the automotive sector, Porsche turned in a strong performance after dipping in late September.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: Global growth projections have improved from those of just a few months ago. Fundamentals in the United Kingdom remain relatively strong, and both continental Europe and Asia should benefit from an improving economic climate in the United States. Over time these developments should translate into gains for growth companies. Our outlook for the economy is for moderate growth worldwide. We believe that activity is beginning to reaccelerate and we think that the Fund is positioned to experience improved performance. In particular, we believe that our concentrated strategy should bode well when finding sectors that are poised for growth.

CALL TOLL-FREE 800.572.FUND [3863] OR VISIT montgomeryfunds.com

MONTGOMERY INTERNATIONAL FOCUS FUND
Portfolio Investments: December 31, 2001 (Unaudited)

SHARES                                                            VALUE (NOTE 1)
COMMON STOCKS - 77.9%

CANADA - 3.3%
        100     Biovail Corporation+
                (Pharmaceuticals: Other)                             $   5,625

DENMARK - 6.6%
        160     Novo Nordisk A/S, Class B (Pharmaceuticals: Major)       6,538

        165     Vestas Wind Systems A/S
                (Electrical Products)                                    4,501
                                                                     ---------
                                                                        11,039

FINLAND - 3.7%
        100     Nokia Oyj
                (Telecommunications Equipment)                           2,576
        140     TietoEnator Oyj
                (Data Processing Services)                               3,704
                                                                     ----------
                                                                         6,280

FRANCE - 11.3%
         70     Aventis S.A. (Pharmaceuticals: Major)                    4,965
         50     BNP Paribas S.A. (Major Banks)                           4,469
         33     Total Fina Elf S.A.
                (Oil Refining/Marketing)                                 4,708
         90     Vivendi Universal S.A.
                (Media Conglomerates)                                    4,923
                                                                     ---------
                                                                        19,065

GERMANY - 9.1%
        220     Infineon Technologies AG (Semiconductors)                4,598
         20     Muenchener Rueckversicherungs-Gesellschaft AG
                (Multi-Line Insurance)                                   5,426
         40     SAP AG (Package Software)                                5,237
                                                                     ---------
                                                                        15,261

ITALY - 2.2%
        320     Riunione Adriatica di Sicurta SpA
                (Multi-Line Insurance)                                   3,757

JAPAN - 3.7%
        100     Sony Corporation (Electronics/Appliances)                4,572
        500     Toshiba Corporation
                (Electronic Equipment/Instruments)                       1,718
                                                                     ---------
                                                                         6,290

KOREA - 3.6%
        300     Korea Telecom Corporation, Sponsored ADR
                (Major Telecommunications)                               6,099

NETHERLANDS - 3.0%
        300     ASML Holding N.V.+
                (Electronic Production Equipment)                        5,137

SPAIN - 5.1%
      1,000     Amadeus Global Travel Distribution S.A., Class A
                (Miscellaneous Commercial Service)                       5,764
        150     Industria de Diseno Textil S.A.+
                (Apparel/Footwear Retail)                                2,856
                                                                     ---------
                                                                         8,620

SWEDEN - 2.3%
        200     Securitas AB, Class B
                (Miscellaneous Commercial Service)                       3,803

SWITZERLAND - 4.8%
         69     Adecco S.A. (Personnel Services)                         3,750
        100     Credit Suisse Group (Major Banks)                        4,264
                                                                     ---------
                                                                         8,014

UNITED KINGDOM - 19.2%
        100     Amdocs Ltd.+
                (Data Processing Services)                               3,397
        150     Barclays PLC (Major Banks)                               4,950
        600     BP PLC (Integrated Oil)                                  4,632
        700     Compass Group PLC (Food Distributors)                    5,140
        440     Diageo PLC (Beverages: Alcoholic)                        5,007
        180     Royal Bank of Scotland Group PLC (Major Banks)           4,358
      1,900     Vodafone AirTouch PLC
                (Wireless Telecommunications)                            4,947
                                                                     ---------
                                                                        32,431

TOTAL COMMON STOCKS
(Cost $131,594)                                                        131,421
                                                                     ---------

PREFERRED STOCKS - 4.3%

GERMANY - 4.3%
         19     Porsche AG (Motor Vehicles)
                (Cost $6,635)                                            7,249
                                                                     ---------

MONEY MARKET FUND - 0.3%
        500     J.P. Morgan Vista Federal Money Market Fund
                (Cost $500)                                                500
                                                                     ---------

TOTAL SECURITIES
(Cost $138,729)                                                        139,170
                                                                     ---------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 5.9%
$   10,000      J.P. Morgan Securities, Inc.^
                1.86% dated 12/31/01, due 01/02/02
                (Cost $10,000)                                          10,000
                                                                     ---------

TOTAL INVESTMENTS - 88.4%
(Cost $148,729*)                                                       149,170

OTHER ASSETS AND LIABILITIES - 11.6%
(Net)                                                                   19,487
                                                                     ---------
NET ASSETS - 100.0%                                                  $ 168,657
                                                                     =========

Please refer to page 60 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY GLOBAL OPPORTUNITIES FUND | MNGOX

OSCAR CASTRO, CFA                                       Senior Portfolio Manager

Average annual total returns for the period ended 12/31/01

            GLOBAL OPPORTUNITIES FUND
Since inception (9/30/93)                                                 6.34%
One year                                                                (33.31)%
Five years                                                                1.70%

               MSCI WORLD INDEX
Since 9/30/93                                                             8.52%
One year                                                                (16.52)%
Five years                                                                5.74%

[CHART OF GROWTH OF A $10,000 INVESTMENT

                      MONTGOMERY GLOBAL         MSCI WORLD         LIPPER GLOBAL
                     OPPORTUNITIES FUND           INDEX(1)         FUNDS AVERAGE(2)
July 01                        $18,612             $20,805             $19,921
Aug                            $16,980             $19,810             $18,995
Sept                           $15,178             $18,067             $17,135
Oct                            $15,547             $18,415             $17,636
Nov                            $16,363             $19,507             $18,713
Dec                            $16,608             $19,632             $18,996

(1) The Morgan Stanley Capital International World Index measures the performance of selected stocks in approximately 22 developed countries. The index is presented net of dividend withholding taxes.
(2) The Lipper Global Funds Average universe consists of 85 funds.

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower.

                     TOP TEN HOLDINGS
           (as a percentage of total net assets)

BP PLC                                              2.8%
AOL Time Warner, Inc.                               2.4%
Cisco Systems, Inc.                                 2.4%
Citigroup, Inc.                                     2.4%
SAP AG                                              2.3%
Total Fina Elf S.A.                                 2.3%
Microsoft Corporation                               2.3%
Porsche AG                                          2.2%
Diageo PLC                                          2.2%
Novo Nordisk A/S, Class B                           2.1%

                    TOP FIVE COUNTRIES
           (as a percentage of total net assets)

United States                                      44.1%
United Kingdom                                     13.2%
Germany                                             9.0%
France                                              7.9%
Japan                                               7.2%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001, AND WHY?

A: The Fund underperformed the Morgan Stanley Capital International (MSCI) World Index, returning -15.31%, versus -6.88% for the benchmark, as the second half of the year proved to be as challenging as the first. Volatility defined activity in most developed stock markets due to uncertainty over the direction of the global economy after the 9/11/01 terrorist attacks.

Q: WHICH SECTORS OR HOLDINGS UNDERPERFORMED DURING THE PERIOD?

A: Holdings in the capital goods sector were the primary driver of the Fund's underperformance. Companies that focus on alternative forms of energy declined sharply, as investors lost interest in areas with strong long-term growth prospects but limited near-term profitability. Consequently, our holdings in Capstone Turbine and Vestas Wind Systems disappointed; we sold out of Capstone as a result.

The Fund's health care holdings were also detractors from performance, as investors moved out of defensive sectors in search of higher returns from growth plays toward the end of the year. Questions concerning pricing at pharmaceutical companies and state-sponsored health care also pressured the sector. Shire Pharmaceuticals Group was hurt by the risks of increased generic competition for Adder all, the company's flagship drug for attention deficit and hyperactivity disorder.

Although the Fund's underweight position in Japan was beneficial to performance on a relative basis, our holdings in Nissan stumbled. After performing well historically for the Fund, it later suffered after 9/11/01. Fast Retailing also fell as their same store growth slowed and the market reacted negatively to its plans to expand outside Japan.

Q: What were the positive stories?

A: Companies in the financial sector have been performance leaders over the past six months, and our holdings of leading banking stocks in the United Kingdom were strong. A focus on companies with solid lending businesses and less exposure to capital markets proved successful during much of the period. Royal Bank of Scotland and Barclays are two companies that provided strong returns.

Microsoft, Intel and Dell Computer all rebounded sharply toward the end of the quarter and remain core portfolio holdings. ASML Holding also rose sharply along with the market's perceptions of improvement in the semiconductor industry. Although tech stocks performed well during the fourth quarter, these gains were largely offset by third quarter declines.

Q: What is your outlook going forward?

A: Global growth projections have improved from those of just a few months ago. Recent reports on the U.S. economy show improvement in many areas, and historically low interest rates and energy prices have been beneficial to the consumer. The United Kingdom remains relatively strong, and has thus far avoided recession. These developments should provide a positive backdrop for equities in 2002.

Our outlook for the economy is for moderate growth throughout the world. The fourth-quarter rally was as powerful as it was broad, which leads us to believe that the next significant advance in stocks will not occur until more-concrete evidence is presented that a sustained economic recovery is under way. Although we are confident that these signals will indeed emerge in 2002, their timing and strength are uncertain. We are confident that the Fund should experience improved performance in the coming months.

CALL TOLL-FREE 800.572.FUND [3863] OR VISIT montgomeryfunds.com

MONTGOMERY GLOBAL OPPORTUNITIES FUND
Portfolio Investments: December 31, 2001 (Unaudited)

SHARES                                                           VALUE (NOTE 1)
COMMON STOCKS - 97.5%
CANADA - 1.0%
      6,000     Biovail Corporation+
                (Pharmaceuticals: Other)                           $   337,500

DENMARK - 4.5%
     19,500     Danske Bank A/S (Major Banks)                          312,635
     17,260     Novo Nordisk A/S, Class B
                (Pharmaceuticals: Major)                               705,227
     16,770     Vestas Wind Systems A/S
                (Electrical Products)                                  457,473
                                                                   -----------
                                                                     1,475,335

FINLAND - 1.5%
     19,200     Nokia Oyj
                (Telecommunications Equipment)                         494,535

FRANCE - 7.9%
      9,800     Aventis S.A. (Pharmaceuticals: Major)                  695,110
      3,930     BNP Paribas S.A. (Major Banks)                         351,282
     19,400     Orange S.A.+
                (Wireless Telecommunications)                          175,649
      5,000     Sanofi-Synthelabo S.A. (Pharmaceuticals: Major)        372,659
      5,400     Total Fina Elf S.A.
                (Oil Refining/Marketing)                               770,363
      4,740     Vivendi Universal S.A.
                (Media Conglomerates)                                  259,269
                                                                   -----------
                                                                     2,624,332
GERMANY - 6.8%
     11,100     Infineon Technologies AG (Semiconductors)              232,000
      2,170     Muenchener Rueckversicherungs-Gesellschaft AG
                (Multi-Line Insurance)                                 588,649
      5,910     SAP AG (Package Software)                              773,788
     12,600     Schering AG (Pharmaceuticals: Major)                   673,507
                                                                     ---------
                                                                     2,267,944

ITALY - 1.6%
     44,400     Riunione Adriatica di Sicurta SpA
                (Multi-Line Insurance)                                 521,339

JAPAN - 7.2%
      9,900     Honda Motor Company Ltd.
                (Motor Vehicles)                                       395,229
         48     Mitsubishi Tokyo Financial Group, Inc.+
                (Major Banks)                                          322,064
      1,900     Nintendo Company Ltd.
                (Recreational Products)                                332,850
      3,700     Rohm Company Ltd. (Semiconductors)                     480,417
      6,200     Sony Corporation (Electronics/Appliances)              283,485
     13,000     Takeda Chemical Industries Ltd.
                (Pharmaceuticals: Major)                               588,451
                                                                   -----------
                                                                     2,402,496

KOREA - 1.4%
     22,200     Korea Telecom Corporation, Sponsored ADR
                (Major Telecommunications)                             451,326

MEXICO - 1.0%
      9,500     Fomento Economico Mexicano S.A. de C.V.,
                Sponsored ADR
                (Beverages: Alcoholic)                                  328,225

NETHERLANDS - 0.8%
     15,500     ASML Holding N.V.+
                (Electronic Production Equipment)                       265,438

SPAIN - 3.7%
     86,600     Amadeus Global Travel Distribution S.A., Class A
                (Miscellaneous Commercial Service)                     499,103
     14,600     Banco Popular Espanol S.A.
                (Regional Banks)                                       478,896
     13,700     Industria de Diseno Textil S.A.+
                (Apparel/Footwear Retail)                              260,876
                                                                   -----------
                                                                     1,238,875

SWEDEN - 1.5%
     25,700     Securitas AB, Class B
                (Miscellaneous Commercial Service)                     488,701

SWITZERLAND - 1.3%
      7,691     Adecco S.A. (Personnel Services)                       417,989

UNITED KINGDOM - 13.2%
     17,700     Amdocs Ltd.+
                (Data Processing Services)                             601,269
     19,300     Barclays PLC (Major Banks)                             636,915
    118,100     BP PLC (Integrated Oil)                                911,736
     51,400     Compass Group PLC (Food Distributors)                  377,399
     62,800     Diageo PLC (Beverages: Alcoholic)                      714,685
     17,800     Royal Bank of Scotland Group PLC (Major Banks)         430,995
     34,200     Shire Pharmaceuticals Group PLC+
                (Pharmaceuticals: Other)                               421,248
    101,200     Vodafone AirTouch PLC
                (Wireless Telecommunications)                          263,485
                                                                   -----------
                                                                     4,357,732

UNITED STATES - 44.1%
     13,600     Agilent Technologies, Inc.+
                (Electronic Equipment/Instruments)                     387,736
     25,000     AOL Time Warner, Inc.+
                (Media Conglomerates)                                  802,500
     23,300     AT&T Wireless Services, Inc.+
                (Wireless Telecommunications)                          334,821
      2,600     Best Buy Company, Inc.+
                (Electronics/Appliance Stores)                         193,648
     44,200     Cisco Systems, Inc.+
                (Computer Communications)                              800,683
     15,600     Citigroup, Inc.
                (Financial Conglomerates)                              787,488
     10,800     Comverse Technology, Inc.+
                (Telecommunications Equipment)                         241,434
     12,200     Costco Wholesale Corporation+ (Discount Stores)        541,558
      9,700     CSG Systems International, Inc.+
                (Data Processing Services)                             392,414
     21,300     Dell Computer Corporation+
                (Computer Processing Hardware)                         578,614
      6,600     El Paso Corporation
                (Oil & Gas Pipelines)                                  294,426
      2,200     Eli Lilly and Company
                (Pharmaceuticals: Major)                               172,788
     11,200     First Health Group Corporation+
                (Managed Health Care)                                  277,704
     10,100     Freddie Mac (Finance/Rental/Leasing)                   660,540
     12,100     General Electric Company
                (Industrial Conglomerates)                             484,968
     12,900     Home Depot, Inc. (The)
                (Home Improvement Chains)                              658,029
     20,200     Intel Corporation (Semiconductors)                     635,189
      4,700     International Business Machines Corporation
                (Computer Processing Hardware)                         568,512
      4,400     Lehman Brothers Holdings, Inc.
                (Investment Banks/Brokers)                             293,920
      5,600     Medtronics, Inc. (Medical Specialties)                 286,776
     11,300     Microsoft Corporation+
                (Package Software)                                     748,681

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       24

SHARES                                                            VALUE (NOTE 1)
      7,800     Pfizer, Inc. (Pharmaceuticals: Major)              $   310,830
     13,000     SBC Communications, Inc.
                (Major Telecommunications)                             509,210
     26,400     Sprint Corporation (PCS Group)+
                (Wireless Telecommunications)                          644,424
      7,900     St. Paul Companies, Inc. (The)
                (Property/Casualty Insurance)                          347,363
     13,000     Univision Communications, Inc., Class A+
                (Broadcasting)                                         525,980
      6,400     Wal-Mart Stores, Inc. (Discount Stores)                368,320
     26,000     Walt Disney Company (The)
                (Media Conglomerates)                                  538,720
      8,600     Wells Fargo Company (Major Banks)                      373,670
     17,200     Williams Companies, Inc. (The)
                (Oil & Gas Pipelines)                                  438,944
     28,600     WorldCom, Inc.--WorldCom Group+
                (Major Telecommunications)                             402,831
                                                                   -----------
                                                                    14,602,721

TOTAL COMMON STOCKS
(Cost $32,172,298)                                                  32,274,488
                                                                   -----------

PREFERRED STOCKS - 2.2%

GERMANY - 2.2%
      1,915     Porsche AG (Motor Vehicles)
                (Cost $615,764)                                        730,673

MONEY MARKET FUND - 0.1%
     18,075     J.P. Morgan Vista Federal Money Market Fund
                (Cost $18,075)                                          18,075
                                                                   -----------

TOTAL SECURITIES
(Cost $32,806,137)                                                  33,023,236
                                                                   -----------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 0.7%
$244,000        J.P. Morgan Securities, Inc.^
                1.86% dated 12/31/01, due 01/02/02
                (Cost $244,000)                                        244,000
                                                                   -----------

TOTAL INVESTMENTS - 100.5%
(Cost $33,050,137*)                                                 33,267,236

OTHER ASSETS AND LIABILITIES - (0.5)%
(Net)                                                                 (155,531)
                                                                   -----------

NET ASSETS - 100.0%                                                $33,111,705
                                                                   ===========

Please refer to page 60 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY GLOBAL FOCUS FUND | MNSFX

OSCAR CASTRO, CFA                                       Senior Portfolio Manager

Average annual total returns for the period ended 12/31/01

                                GLOBAL FOCUS FUND
Since inception (10/2/95)                                                4.79%
One year                                                               (37.46)%
Five years                                                              (0.80)%

                                MSCI WORLD INDEX
Since 9/30/95                                                            7.59%
One year                                                               (16.52)%
Five years                                                               5.74%

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                        MONTGOMERY GLOBAL      MSCI WORLD     LIPPER GLOBAL
                           FOCUS FUND            INDEX(1)     FUNDS AVERAGE(2)
July 01                       $15,419           $16,744          $15,971
Aug                           $13,906           $15,944          $15,228
Sept                          $12,320           $14,541          $13,737
Oct                           $12,589           $14,821          $14,139
Nov                           $13,293           $15,700          $15,002
Dec                           $13,398           $15,801          $15,229

(1) The Morgan Stanley Capital International World Index measures the performance of selected stocks in 22 developed countries. The index is presented net of dividend withholding taxes.
(2) The Lipper Global Funds Average universe consists of 85 funds.

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Fund performance presented is for Class R shares.

                                TOP TEN HOLDINGS
                      (as a percentage of total net assets)

Citigroup, Inc.                                                           4.4%
AOL Time Warner, Inc.                                                     4.1%
Porsche AG                                                                4.0%
Cisco Systems, Inc.                                                       3.8%
Intel Corporation                                                         3.8%
Novo Nordisk A/S, Class B                                                 3.8%
Dell Computer Corporation                                                 3.7%
Sprint Corporation (PCS Group)                                            3.6%
Riunione Adriatica di Sicurta SpA                                         3.6%
SAP AG                                                                    3.6%

                               TOP FIVE COUNTRIES
                      (as a percentage of total net assets)

United States                                                            42.9%
Germany                                                                  10.7%
United Kingdom                                                            9.2%
France                                                                    8.6%
Japan                                                                     7.4%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations. Please be aware that foreign investing involves certain risks, including current fluctuations and political and economic instability.

Because the Montgomery Global Focus Fund concentrates its assets in relatively few holdings (generally 20 to 40), shareholders may be exposed to greater risks than with more-diversified funds.

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001, AND WHY?

A: Although 2001 was a difficult year for stocks, it ended with a strong fourth quarter, and many holdings posted solid performance. Nevertheless, the Fund significantly underperformed the Morgan Stanley Capital International (MSCI) World Index during the period, returning -18.86%, versus -6.88%.

Q: WHICH SECTORS OR HOLDINGS HAD AN IMPACT ON PERFORMANCE?

A: The Fund's capital goods holdings led to underperformance. Companies that focus on alternative forms of energy declined sharply, as investors lost interest in sectors with strong long-term growth prospects but limited near-term profitability. Consequently, our holdings in such companies as Capstone Turbine and Vestas Wind Systems disappointed; we sold out of Capstone as a result.

Health care stocks also performed poorly, after suffering through a sector rotation out of more-defensive stocks and into holdings with stronger growth characteristics. Lingering questions concerning pricing at pharmaceutical companies and state sponsored health care compounded this shift. On a company-specific level, Shire Pharmaceutical declined as investors fretted over risks of increased generic competition for the company's attention deficit and hyperactivity disorder drug and the lack of new drugs to replace lost revenue; we have since sold the stock. In the media sector, AOL Time Warner moved steadily downward in response to expectations that the company would be reducing guidance for profit growth projection.

On the positive side, our presence in U.K. banking stocks was especially strong. A focus on companies with solid lending businesses and less capital markets exposure proved a winning strategy during much of the period. Barclays is one company that provided strong returns; domestic consumer stocks also did well. With a more conservative consumer environment heading into the holiday shopping season, our holdings of such names as Home Depot provided support in what was otherwise a difficult environment.

Although tech stocks performed well during the fourth quarter, gains were largely offset by declines from the third quarter. Nevertheless, Microsoft, Intel and Dell Computer rebounded sharply toward year end and remain a core portfolio holdings.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: Global growth projections have improved over those of just a few months ago. Recent reports on the U.S. economy show improvement in many areas. Low interest rates and energy prices, for example, have been beneficial to the consumer. The United Kingdom remains relatively strong and has thus far avoided recession. These developments should provide a positive backdrop for equities in 2002.

Our outlook for the economy is for moderate growth worldwide. The fourth-quarter rally was as powerful as it was broad. This leads us to believe that the next significant advance in stocks will not occur until more concrete evidence is presented that a sustained economic recovery is under way. Although we are confident that these signals will indeed emerge in 2002, their precise timing and strength are uncertain. Our concentrated strategy should also prove beneficial, as it allows us to focus on those countries, sectors and holdings about which we are most excited.

CALL TOLL-FREE 800.572.FUND [3863] OR VISIT montgomeryfunds.com

MONTGOMERY GLOBAL FOCUS FUND
Portfolio Investments: December 31, 2001 (Unaudited)

SHARES                                                           VALUE (NOTE 1)
COMMON STOCKS - 94.6%

CANADA - 2.1%
     13,300     Biovail Corporation+
                (Pharmaceuticals: Other)                         $    748,125

DENMARK - 6.0%
     33,800     Novo Nordisk A/S, Class B
                (Pharmaceuticals: Major)                            1,381,036
     29,275     Vestas Wind Systems A/S
                (Electrical Products)                                 798,600
                                                                 ------------
                                                                    2,179,636

FRANCE - 8.6%
     16,600     Aventis S.A. (Pharmaceuticals: Major)               1,177,432
     12,740     BNP Paribas S.A. (Major Banks)                      1,138,761
      5,800     Total Fina Elf S.A.
                (Oil Refining/Marketing)                              827,427
                                                                 ------------
                                                                    3,143,620

GERMANY - 6.7%
      4,200     Muenchener Rueckversicherungs-Gesellschaft AG
                (Multi-Line Insurance)                              1,139,321
      9,930     SAP AG (Package Software)                           1,300,121
                                                                 ------------
                                                                    2,439,442

ITALY - 3.6%
    111,600     Riunione Adriatica di Sicurta SpA
                (Multi-Line Insurance)                              1,310,391

JAPAN - 7.4%
      4,600     Nintendo Company Ltd.
                (Recreational Products)                               805,847
      5,600     Rohm Company Ltd. (Semiconductors)                    727,117
     26,000     Takeda Chemical Industries Ltd.
                (Pharmaceuticals: Major)                            1,176,902
                                                                 ------------
                                                                    2,709,866

KOREA - 3.2%
     58,200     Korea Telecom Corporation, Sponsored ADR
                (Major Telecommunications)                          1,183,206

SPAIN - 4.9%
    180,400     Amadeus Global Travel Distribution S.A., Class A
                (Miscellaneous Commercial Service)                  1,039,702
     39,000     Industria de Diseno Textil S.A.+
                (Apparel/Footwear Retail)                             742,640
                                                                 ------------
                                                                    1,782,342

UNITED KINGDOM - 9.2%
     37,000     Barclays PLC (Major Banks)                          1,221,030
    121,500     BP PLC (Integrated Oil)                               937,984
    106,200     Diageo PLC (Beverages: Alcoholic)                   1,208,592
                                                                 ------------
                                                                    3,367,606

UNITED STATES - 42.9%
     30,100     Agilent Technologies, Inc.+
                (Electronic Equipment/Instruments)                    858,151
     46,500     AOL Time Warner, Inc.+
                (Media Conglomerates)                               1,492,650
     77,000     Cisco Systems, Inc.+
                (Computer Communications)                           1,394,855
     31,800     Citigroup, Inc.
                (Financial Conglomerates)                           1,605,264
     50,000     Dell Computer Corporation+
                (Computer Processing Hardware)                      1,359,000
     26,800     General Electric Company
                (Industrial Conglomerates)                          1,074,144
     20,600     Home Depot, Inc. (The)
                (Home Improvement Chains)                           1,050,806
     44,200     Intel Corporation (Semiconductors)                  1,389,869
     14,300     Lehman Brothers Holdings, Inc.
                (Investment Banks/Brokers)                            955,240
     18,800     Microsoft Corporation+
                (Package Software)                                  1,245,594
     54,400     Sprint Corporation (PCS Group)+
                (Wireless Telecommunications)                       1,327,904
     23,100     Univision Communications, Inc., Class A+
                (Broadcasting)                                        934,626
     37,700     Williams Companies, Inc. (The)
                (Oil & Gas Pipelines)                                 962,104
                                                                 ------------
                                                                   15,650,207

TOTAL COMMON STOCKS
(Cost $34,426,597)                                                 34,514,441
                                                                 ------------

PREFERRED STOCKS - 4.0%

GERMANY - 4.0%
      3,770     Porsche AG (Motor Vehicles)
                (Cost $1,084,132)                                   1,438,453
                                                                 ------------

MONEY MARKET FUND - 0.4%
    152,438     J.P. Morgan Vista Federal Money Market Fund
                (Cost $152,438)                                       152,438
                                                                 ------------

TOTAL SECURITIES
(Cost $35,663,167)                                                 36,105,332
                                                                 ------------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 0.9%
$   340,000     J.P. Morgan Securities, Inc.^
                1.86% dated 12/31/01, due 01/02/02
                (Cost $340,000)                                       340,000
                                                                 ------------

TOTAL INVESTMENTS - 99.9%
(Cost $36,003,167*)                                                36,445,332

OTHER ASSETS AND LIABILITIES - 0.1%
(Net)                                                                  30,758
                                                                 ------------

NET ASSETS - 100.0%                                              $ 36,476,090
                                                                 ============

Please refer to page 60 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY GLOBAL LONG-SHORT FUND | MNGLX

CHETAN JOGLEKAR                                                Portfolio Manager

Average annual total returns for the period ended 12/31/01

                             GLOBAL LONG-SHORT FUND

Since inception (12/31/97)                                              20.79%
One year                                                               (21.98)%
Three years                                                             11.54%

                       MSCI ALL-COUNTRY WORLD FREE INDEX/
                    50% SB US T-BILL--50% MSCI AC WORLD FREE

Since 12/31/97                                                 2.86%  /  4.29%
One year                                                     (15.91)% / (6.02)%
Three years                                                   (2.82)% /  1.30%

[CHART OF GROWTH OF A $10,000 INVESTMENT]

           MONTGOMERY GLOBAL    MSCI ALL-COUNTRY      50% SB U.S. T-BILL             LIPPER GLOBAL
           LONG-SHORT FUND      WORLD FREE INDEX(1)   50% MSCIAC WORLD FREE(2)       FUNDS AVERAGE(3)
Jul          $21,029               $11,800                 $12,046                      $11,883
Aug          $19,917               $11,258                 $11,787                      $11,330
Sept         $18,196               $10,230                 $11,266                      $10,221
Oct          $18,786               $10,447                 $11,400                      $10,519
Nov          $19,663               $11,090                 $10,318                      $11,162
Dec          $20,119               $11,193                 $11,829                      $11,331

(1) The Morgan Stanley Capital International (MSCI) All-Country World Free Index is an unmanaged capitalization-weighted monthly total return index composed of securities available for purchase by foreigners, which are listed on the stock exchanges of more than 45 developed and emerging countries, including the United States.
(2) The 50% U.S. T-Bill-50% MSCI AC World Free Index is a blended index of two published indices derived and maintained by Montgomery Asset Management, LLC. It is calculated by taking 50% of the one-month total return for the Salomon Smith Barney three-month U.S. Treasury Bill (US T-Bill) Index and adding 50% of the one-month total return for the Morgan Stanley Capital International (MSCI) All-Country World Free Index. The sum value of this calculation derives the return for the index, as shown above on the graph. The index is rebalanced monthly. The Salomon Smith Barney US T-Bill Index measures monthly return equivalents of yield averages that are not marked to market. The index consists of the average of the last three-month T-bill issues. Returns for this index are calculated on a monthly basis only.
(3) The Lipper Global Funds Average universe consists of 201 funds.

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares. Performance figures reflect a partial waiver of fees without which the total return would have been lower.

                                TOP TEN HOLDINGS
              (long positions as a percentage of total net assets)

Hutchison Whampoa Ltd.                                                     2.5%
AOL Time Warner, Inc.                                                      2.2%
Citigroup, Inc.                                                            2.1%
SBC Communications, Inc.                                                   2.0%
Costco Wholesale Corporation                                               1.9%
Capita Group PLC                                                           1.9%
America Movil S.A. de C.V., Series L                                       1.3%
Freddie Mac                                                                1.3%
eBay, Inc.                                                                 1.2%
Exxon Mobil Corporation                                                    1.2%

                               TOP FIVE COUNTRIES
              (long positions as a percentage of total net assets)

United States                                                             44.0%
Japan                                                                      7.5%
United Kingdom                                                             3.9%
Korea                                                                      3.1%
France                                                                     2.7%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Q: HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK, AND WHY?

A: The Fund lagged its new blended benchmark, which consists of 50% Morgan Stanley Capital International (MSCI) World Index and 50% Salomon Smith Barney three-month U.S. Treasury Bill (US T-Bill) Index. The sum value of this calculation derives the return for the index, which is rebalanced monthly. During the six-month period, the Fund returned -8.93%, versus -2.42% for the index. The benchmark changed to better reflect the Fund's performance in correlation with the market and to provide downside protection. The Fund also underperformed the MSCI All-Country World Free Index, which returned -6.64%.

Q: WHAT FACTORS HAD AN IMPACT ON PERFORMANCE?

A: The Fund's long positions in technology and telecommunications encountered significant difficulties following the terrorist attacks on 9/11/01. The attacks caused a huge downturn in the economy, leading us to be even more defensive with the Fund than we had been previously. We reduced long positions in tech and telecom and increased long positions in health care and energy stocks. These plays worked well in the third quarter, but the situation reversed in the fourth, when investors gravitated out of more-defensive sectors. In addition, most short positions we held during the fourth quarter ultimately hurt performance, as stocks were generally on the rise at that time.

Heartened by news that a rebound may be on the horizon in 2002, we aggressively repurchased long positions in the tech sector, which paid off in strong fourth quarter performance. The long equity positions in the Fund outperformed the index at that time. Domestically, companies such as Cisco Systems and Juniper Networks helped, as did a long position in retailer Costco, which offered good management and pricing power in uncertain times. Our stake in South Africa was also strong. Although its economy is struggling, gold and platinum companies, including Anglo-American, have performed well.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: We believe that global economic conditions will improve in the second half of 2002 and that the recovery will be led by the United States. We are excited about emerging markets countries such as South Korea and Taiwan, as we believe they will benefit from rekindled U.S. economic growth. Additionally, we think that India and Russia should perform well domestically and benefit from a global resurgence in growth going forward. We are underweighted in Japan due to doubts about whether its government can properly address the country's ongoing crisis and undertake badly needed reforms. We continue to favor South Africa as a commodity play and we like Mexico because of its niche as a regional leader and its government's fiscal reforms. Overall the Fund is underweighted in Latin America and Central Europe, where we believe the economies in the European Economic Community will be stalled by a less accommodating interest rate environment than in the United States. At year end the Fund held 79.81% in long positions and -14.53% in short positions, for a net long position of 65.28%.

There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

The Montgomery Global Long-Short Fund uses sophisticated investment approaches that may present substantially higher risks than most mutual funds. It may invest a larger percentage of its assets in transactions using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. As a result, the value of an investment in the Fund may be more volatile than investments in other mutual funds. This Fund may not be appropriate for conservative investors.

From 1998 through 2000, the Fund's investment in IPOs had a significant impact on its performance. These returns, which were achieved during favorable market conditions, involve the risk of volatility, and investors should not expect that this performance will be achieved consistently.

CALL TOLL-FREE 800.572.FUND [3863] OR VISIT montgomeryfunds.com.

MONTGOMERY GLOBAL LONG-SHORT FUND
Portfolio Investments: December 31, 2001 (Unaudited)

SHARES                                                            VALUE (NOTE 1)
COMMON STOCKS - 78.7%
CANADA - 2.3%
     10,900     Biovail Corporation+
                (Pharmaceuticals: Other)                         $    613,125
      1,100     Genesis Microchip, Inc.+ (Semiconductors)              72,594
     12,100     Loblaw Companies Ltd. (Food Retail)                   395,152
     10,000     Open Text Corporation+
                (Package Software)                                    295,550
                                                                 ------------
                                                                    1,376,421

CHINA/HONG KONG - 2.5%
    161,000     Hutchison Whampoa Ltd.
                (Industrial Conglomerates)                          1,553,685

FINLAND - 0.7%
     10,100     Nokia Oyj
                (Telecommunications Equipment)                        260,146
      6,900     Nokia Oyj, Sponsored ADR
                (Telecommunications Equipment)                        169,257
                                                                 ------------
                                                                      429,403

FRANCE - 2.7%
      6,700     Altran Technologies S.A.
                (Engineering & Construction)                          302,418
      6,200     France Telecom S.A., Sponsored ADR
                (Major Telecommunications)                            247,938
      9,800     Lagardere S.C.A. (Aerospace/Defense)                  409,658
     28,000     Orange S.A.+
                (Wireless Telecommunications)                         253,515
      5,900     Sanofi-Synthelabo S.A.
                (Pharmaceuticals: Major)                              439,737
                                                                 ------------
                                                                    1,653,266

GERMANY - 0.5%
      9,400     SAP AG, Sponsored ADR
                (Package Software)                                    300,142

INDIA - 0.7%
     48,400     State Bank of India (Regional Banks)                  399,300

IRELAND - 0.0%@
        500     Elan Corporation PLC, Sponsored ADR+
                (Pharmaceuticals: Other)                               22,530

ISRAEL - 2.0%
      5,300     Check Point Software Technologies Ltd.+
                (Internet Software Services)                          211,444
     12,600     Taro Pharmaceuticals Industries Ltd.+
                (Pharmaceuticals: Generic)                            502,866
      8,700     Teva Pharmaceutical Industries Ltd.,
                Sponsored ADR (Pharmaceuticals: Other)                536,529
                                                                 ------------
                                                                    1,250,839

JAPAN - 7.5%
      4,000     Hoya Corporation
                (Electronic Components)                               239,075
     24,000     Kao Corporation
                (Household/Personal Care)                             499,217
     51,000     Mitsubishi Estate Company Ltd.
                (Real Estate Development)                             373,337
     51,000     Mitsui Fudosan Company Ltd.
                (Real Estate Development)                             389,298
      4,200     Murata Manufacturing Company Ltd.
                (Electronic Components)                               251,990
      2,200     Nintendo Company Ltd.
                (Recreational Products)                               385,405
    313,000     Nippon Steel Company (Steel)                          451,563
         22     NTT DoCoMo, Inc.
                (Wireless Telecommunications)                         258,616
     18,000     Omron Corporation
                (Electronic Components)                               240,449
      3,000     Orix Corporation (Finance/Rental/Leasing)             268,845
     40,000     Shiseido Company Ltd.
                (Household/Personal Care)                             369,757
      6,000     Takeda Chemical Industries Ltd.
                (Pharmaceuticals: Major)                              271,593
    173,000     Toshiba Corporation
                (Electronic Equipment/Instruments)                    594,252
                                                                 ------------
                                                                    4,593,397

KOREA - 3.1%
     35,930     Korea Electric Power Corporation
                (Electric Utilities)                                  595,858
      8,800     Korea Telecom Corporation
                (Major Telecommunications)                            335,927
     19,000     Korea Telecom Corporation, Sponsored ADR
                (Major Telecommunications)                            386,270
     11,200     Pohang Iron & Steel Company Ltd.,
                Sponsored ADR (Steel)                                 257,600
      1,540     Samsung Electronics Company Ltd.
                (Electronic Equipment/Instruments)                    328,361
                                                                 ------------
                                                                    1,904,016

MEXICO - 2.1%
     39,500     America Movil S.A. de C.V., Series L
                (Wireless Telecommunications)                         769,460
    333,000     Corporacion GEO, S.A. de C.V., Series B+
                (Homebuilding)                                        534,633
                                                                 ------------
                                                                    1,304,093

NETHERLANDS - 0.8%
    100,000     Koninklijke (Royal) KPN N.V.+
                (Specialty Telecommunications)                        507,847

NORWAY - 0.1%
      3,300     Tandberg ASA+
                (Telecommunications Equipment)                         73,494

RUSSIA - 0.8%
     13,500     Mobile Telesystems, Sponsored ADR+##
                (Wireless Telecommunications)                         481,410

SOUTH AFRICA - 1.9%
     42,803     Anglo American PLC
                (Other Metals/Minerals)                               653,732
     73,700     Harmony Gold Mining Company Ltd., ADR
                (Precious Metals)                                     481,629
                                                                 ------------
                                                                    1,135,361

SPAIN - 1.2%
     50,500     Amadeus Global Travel Distribution S.A., Class A
                (Miscellaneous Commercial Service)                    291,047
     13,900     Banco Popular Espanol S.A.
                (Regional Banks)                                      455,935
                                                                 ------------
                                                                      746,982

SWEDEN - 0.1%
      8,200     Telefonaktiebolaget LM Ericsson AB, Class B
                (Telecommunications Equipment)                         44,663

TAIWAN - 1.3%
    366,400     United Microelectronics Corporation Ltd.+
                (Semiconductors)                                      534,661
    347,000     Winbond Electronics Corporation
                (Semiconductors)                                      252,183
                                                                 ------------
                                                                      786,844

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       29

THAILAND - 0.5%
    245,500     Bangkok Bank Public Company Ltd.+
                (Regional Banks)                                 $    273,364

UNITED KINGDOM - 3.9%
      5,400     Amdocs Ltd.+
                (Data Processing Services)                            183,438
    162,100     Capita Group PLC (Personnel Services)               1,138,402
      9,600     GlaxoSmithKline PLC
                (Pharmaceuticals: Major)                              239,279
     20,200     Royal Bank of Scotland Group PLC
                (Major Banks)                                         489,106
     17,400     Shire Pharmaceuticals Group PLC+
                (Pharmaceuticals: Other)                              214,319
     4,100      Shire Pharmaceuticals Group PLC, ADR+
                (Pharmaceuticals: Other)                              150,081
                                                                 ------------
                                                                    2,414,625

UNITED STATES - 44.0%
      7,300     Agilent Technologies, Inc.+
                (Electronic Equipment/Instruments)                    208,123
      4,200     Anadigics, Inc.+ (Semiconductors)                      64,176
      1,400     Analog Devices, Inc.+ (Semiconductors)                 62,146
     42,700     AOL Time Warner, Inc.+##
                (Media Conglomerates)                               1,370,670
      1,700     Applied Materials, Inc.+
                (Electronic Production Equipment)                      68,179
     28,400     AT&T Wireless Services, Inc.+
                (Wireless Telecommunications)                         408,108
      5,400     ATMI, Inc.+
                (Electronic Production Equipment)                     128,925
     18,800     Bally Total Fitness Holding Corporation+
                (Other Consumer Services)                             405,328
      3,000     Bank of New York Company, Inc. (The)
                (Major Banks)                                         122,400
     10,500     Brocade Communications Systems, Inc.+##
                (Computer Communications)                             347,812
      9,300     Carnival Corporation
                (Hotels/Resorts/Cruiselines)                          261,144
      5,100     Caterpillar, Inc.
                (Trucks/Construction/Farm Machine)                    266,475
     10,400     Ciena Corporation+
                (Telecommunications Equipment)                        148,876
     17,500     Cisco Systems, Inc.+##
                (Computer Communications)                             317,012
     26,033     Citigroup, Inc.+##
                (Financial Conglomerates)                           1,314,146
      5,500     Coca-Cola Company
                (Beverages: Non-Alcoholic)                            259,325
      7,500     Compaq Computer Corporation
                (Computer Processing Hardware)                         73,200
      6,200     Computer Associates International, Inc.
                (Package Software)                                    213,838
     16,100     Comverse Technology, Inc.+##
                (Telecommunications Equipment)                        359,915
      4,700     Convergys Corporation+
                (Miscellaneous Commercial Service)                    176,203
     25,900     Costco Wholesale Corporation+##
                (Discount Stores)                                   1,149,701
      8,100     CSG Systems International, Inc.+
                (Data Processing Services)                            327,685
      9,400     Dell Computer Corporation+
                (Computer Processing Hardware)                        255,492
     11,100     eBay, Inc.+##
                (Other Consumer Services)                             742,534
      1,800     Electronic Arts, Inc.+
                (Recreational Products)                          $    107,919
      1,100     Electronic Data Systems Corporation
                (Data Processing Services)                             75,405
     13,900     ePresence, Inc.+
                (Computer Communications)                              58,589
      4,700     Expedia, Inc., Class A+
                (Other Consumer Services)                             190,632
     19,100     Extreme Networks, Inc.+
                (Computer Communications)                             246,485
     18,400     Exxon Mobil Corporation+##
                (Integrated Oil)                                      723,120
      9,600     Fidelity National Finance, Inc.+##
                (Specialty Insurance)                                 238,080
      4,800     First American Financial Corporation
                (Specialty Insurance)                                  89,952
     42,000     Foot Locker, Inc.+##
                (Apparel/Footwear Retail)                             657,300
     11,700     Freddie Mac+## (Finance/Rental/Leasing)               765,180
     11,000     Gap, Inc. (The)
                (Apparel/Footwear Retail)                             153,340
      3,700     Genentech, Inc.+##(Biotechnology)                     200,725
     26,200     Genesco, Inc.+##
                (Apparel/Footwear Retail)                             543,912
     19,800     Golden State Bancorporation, Inc.+##
                (Savings Banks)                                       517,770
      1,600     Golden West Financial Corporation
                (Savings Banks)                                        94,160
      5,000     Greenpoint Financial Corporation
                (Savings Banks)                                       178,750
      2,900     Harrah's Entertainment, Inc.+
                (Casinos/Gambling)                                    107,329
     17,400     Hollywood Entertainment Corporation+
                (Electronics/Appliance Stores)                        248,385
      3,600     Hotel Reservations Network, Inc., Class A+
                (Other Consumer Services)                             166,500
     10,000     i2 Technologies, Inc.+
                (Package Software)                                     79,050
      8,800     Intel Corporation+## (Semiconductors)                 276,716
      3,100     International Business Machines Corporation
                (Computer Processing Hardware)                        374,976
     16,900     International Flavors & Fragrances, Inc.+##
                (Household/Personal Care)                             502,099
      9,600     Kenneth Cole Productions, Inc., Class A+
                (Apparel/Footwear Retail)                             169,920
     13,500     KPMG Consulting, Inc.+
                (Information Technology Services)                     224,438
      5,000     Kulicke & Soffa Industries, Inc.+
                (Electronic Production Equipment)                      85,775
      3,500     Lam Research Corporation+
                (Electronic Production Equipment)                      81,253
      4,100     Lexmark International, Inc.+
                (Computer Peripherals)                                241,900
      6,600     Macromedia, Inc.+ (Package Software)                  117,645
      6,300     Manugistics Group, Inc.+
                (Package Software)                                    132,741
      4,900     McData Corporation, Class B+
                (Computer Communications)                             123,578
      4,000     Medimmune, Inc.+ (Biotechnology)                      185,320
      9,200     Mercury Interactive Corporation+
                (Package Software)                                    312,662
      3,000     Micrel, Inc.+ (Semiconductors)                         78,705
      6,200     Microchip Technology, Inc.+ (Semiconductors)          240,219
      5,200     Micron Technology, Inc.+ (Semiconductors)             161,200

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       30

SHARES                                                           VALUE (NOTE 1)
      5,100     Microsoft Corporation+
                (Package Software)                               $    337,900
        800     NCR Corporation+
                (Computer Processing Hardware)                         29,488
     25,700     Next Level Communications, Inc.+
                (Telecommunications Equipment)                         85,581
     26,600     NextCard, Inc.+
                (Finance/Rental/Leasing)                               13,965
     13,100     Oracle Corporation+ (Package Software)                180,977
      5,400     Payless ShoeSource, Inc.+
                (Apparel/Footwear Retail)                             303,210
     10,000     PeopleSoft, Inc.+## (Package Software)                402,050
     14,200     Pfizer, Inc.+## (Pharmaceuticals: Major)              565,870
      5,000     Protective Life Corporation
                (Life/Health Insurance)                               144,650
      7,000     Qualcomm, Inc.+
                (Telecommunications Equipment)                        353,325
      9,300     Qwest Communications International, Inc.
                (Specialty Telecommunications)                        131,409
      4,600     RF Micro Devices, Inc.+
                (Telecommunications Equipment)                         88,412
     31,400     SBC Communications, Inc.+##
                (Major Telecommunications)                          1,229,938
     13,600     Schering Plough Corporation
                (Pharmaceuticals: Major)                              487,016
      6,100     Siebel Systems, Inc.+
                (Package Software)                                    170,739
      3,100     Sprint Corporation (PCS Group)+
                (Wireless Telecommunications)                          75,671
      4,600     St. Paul Companies, Inc. (The)
                (Property/Casualty Insurance)                         202,262
      2,600     Synopsys, Inc.+
                (Electronic Production Equipment)                     153,595
      2,900     Teradyne, Inc.+
                (Electronic Production Equipment)                      87,406
      5,500     Texas Instruments, Inc. (Semiconductors)              154,000
      3,600     Ticketmaster, Class B+
                (Other Consumer Services)                              58,986
     12,000     Time Warner Telecom, Inc., Class A+
                (Specialty Telecommunications)                        212,160
     23,100     Toys 'R' Us, Inc.+## (Specialty Stores)               479,094
      8,500     Triad Hospitals, Inc.+
                (Hospital/Nursing Management)                         249,475
      4,800     Triquint Semiconductor, Inc.+ (Semiconductors)         58,848
     22,000     Turnstone Systems, Inc.+
                (Telecommunications Equipment)                         87,670
      4,500     Tyco International Ltd.
                (Industrial Conglomerates)                            265,050
      2,200     Valero Energy Corporation
                (Oil Refining/Marketing)                               83,864
      9,600     Veritas Software Corporation+
                (Package Software)                                    430,416
    103,200     Vignette Corporation+
                (Internet Software Services)                          555,216
      7,300     Vishay Intertechnology, Inc.+
                (Electronic Components)                               142,350
      2,700     WebEx Communications, Inc.+
                (Internet Software Services)                           67,109
     12,200     Wells Fargo Company+## (Major Banks)                  530,090
     21,700     Williams Companies, Inc. (The)
                (Oil & Gas Pipelines)                                 553,784
     11,500     Yahoo!, Inc.+
                (Internet Software Services)                     $    204,183
                                                                 ------------
                                                                   26,978,902

TOTAL COMMON STOCKS
(Cost $49,045,787)                                                 48,230,584
                                                                 ------------

PREFERRED STOCKS - 0.4%

THAILAND - 0.4%
    675,800     Siam Commercial Bank Public Company Ltd.+
                (Regional Banks)
                (Cost $361,697)                                       258,219
                                                                 ------------

PRINCIPAL AMOUNT

CORPORATE NOTES - 0.7%

BERMUDA - 0.7%
    410,000     MBL International Finance, Notes
                3.000% due 11/30/02
                (Cost $411,669)                                       408,975
                                                                 ------------

NUMBER OF RIGHTS

RIGHTS - 0.0%@

NETHERLANDS - 0.0%
          1     Vedior N.V.
                (Cost $18)                                                 12
                                                                 ------------

TOTAL SECURITIES
(Cost $49,819,171)                                                 48,897,790
                                                                 ------------

Principal Amount

REPURCHASE AGREEMENT - 18.8%
$11,494,000     J.P. Morgan Securities, Inc.^
                1.86% dated 12/31/01, due 01/02/02
                (Cost $11,494,000)                                 11,494,000
                                                                 ------------

TOTAL INVESTMENTS - 98.6%
(Cost $61,313,171*)                                                60,391,790

TOTAL SHORT SALES - (14.5)%
(Proceeds $8,641,952)                                              (8,866,332)

OTHER ASSETS AND LIABILITIES - 15.9%
(Net)                                                               9,734,805
                                                                 ------------

NET ASSETS - 100.0%                                              $ 61,260,263
                                                                 ============

Please refer to page 60 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULE OF SHORT SALES: DECEMBER 31, 2001 (UNAUDITED)

SHARES                                                  PROCEEDS  VALUE (NOTE 1)
SHORT SELLS - 14.5%
             CHINA/HONG KONG - 1.8%
     74,000  Cheung Kong (Holdings) Ltd.
             (Real Estate Development)                 $  751,534   $  768,683
     28,400  HSBC Holdings PLC
             (Financial Conglomerates)                    310,586      332,340
                                                       ----------   ----------
                                                        1,062,120    1,101,023
                                                       ----------   ----------
             GERMANY - 0.0%@
     14,000  QSC AG
             (Specialty Telecommunications)                59,864       15,564
             JAPAN - 1.3%
      1,700  Fast Retailing Company Ltd.
             (Apparel/Footwear Retail)                    206,744      151,307
     13,000  Fujisawa Pharmaceutical
             Company Ltd.
             (Pharmaceuticals: Other)                     298,719      299,684
      7,200  Tokyo Electron Ltd.
             (Electronic Production Equipment)            387,252      353,391
                                                       ----------   ----------
                                                          892,715      804,382
                                                       ----------   ----------
             NETHERLANDS - 0.4%
     32,400  KPNQwest N.V.
             (Telecommunications Equipment)               623,648      226,786
             SWITZERLAND - 0.6%
      6,554  Adecco S.A. (Personnel Services)             317,533      356,196
             UNITED KINGDOM - 0.4%
      5,600  Astrazeneca PLC
             (Pharmaceuticals: Major)                     256,727      251,747
             UNITED STATES - 10.0%
      6,400  Adtran, Inc.
             (Telecommunications Equipment)               118,521      163,136
      7,300  Albertson's, Inc. (Food Retail)              248,755      229,877
     15,300  American Express Company
             (Financial Conglomerates)                    424,466      546,057
      1,800  Apollo Group, Inc., Class A
             (Other Consumer Services)                     57,373       81,027
      3,600  AutoZone, Inc. (Specialty Stores)            145,145      258,480
     17,500  Charles Schwab Corporation
             (Investment Banks/Brokers)                   257,066      270,725
      2,100  Ecolab, Inc.
             (Industrial Specialties)                      78,864       84,525
     11,500  Enterasys Networks, Inc.
             (Computer Communications)                    151,972      101,775
     26,900  Gap, Inc. (The)
             (Apparel/Footwear Retail)                    386,672      374,986
      5,100  Gentner Communications Corporation
             (Telecommunications Equipment)                94,635       85,451
      4,400  Heartland Express, Inc. (Trucking)            98,609      122,122
      4,500  Household International, Inc.
             (Finance/Rental/Leasing)                     257,861      260,730
      4,000  Ixia (Computer Communications)                44,299       51,700
        500  KLA-Tencor Corporation
             (Electronic Production Equipment)             26,107       24,780
     11,400  Liberate Technologies, Inc.
             (Internet Software Services)                 112,400      130,872
      4,100  Linear Technology Corporation
             (Semiconductors)                             134,563      159,818
      3,200  Maxim Integrated Products, Inc.
             (Semiconductors)                             111,580      168,016
     12,700  Microtune, Inc.
             (Telecommunications Equipment)               165,859      297,878
     31,400  Nasdaq-100 Index (Investment
             Trusts/Mutual Funds)                       1,249,274    1,221,774
      4,300  Network Appliance, Inc.
             (Computer Peripherals)                        59,253       94,063
      4,100  Oil Service Holders Trust
             (Oilfield Services/Equipment)                239,200      250,100
      3,500  PMC-Sierra, Inc.
             (Semiconductors)                             101,229       74,428
      8,300  Polycom, Inc.
             (Telecommunications Equipment)               209,177      282,739
     16,100  Tellium, Inc.
             (Telecommunications Equipment)               109,051       99,900
      7,200  Vastera, Inc.
             (Internet Software Services)                  74,902      120,348
      4,600  Websense, Inc.
             (Internet Software Services)                 119,898      147,384
      3,800  Winnebago Industries, Inc.
             (Recreational Products)                       97,561      140,372
      1,200  XL Capital Ltd., Class A
             (Property/Casualty Insurance)                108,632      109,632
      8,600  XM Satellite Radio Holdings, Inc.,
             Class A (Broadcasting)                       146,421      157,939
                                                       ----------   ----------
                                                        5,429,345    6,110,634
                                                       ----------   ----------
             TOTAL SHORT SALES                         $8,641,952   $8,866,332
                                                       ==========   ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY GLOBAL COMMUNICATIONS FUND | MNGCX

OSCAR CASTRO, CFA                                       Senior Portfolio Manager
STEPHEN PARLETT, CFA                                           Portfolio Manager
Average annual total returns for the period ended 12/31/01

                           GLOBAL COMMUNICATIONS FUND

Since inception (6/1/93)                                                  8.36%
One year                                                                (39.37)%
Five years                                                                6.22%

          MSCI WORLD TELECOMMUNICATION SERVICES INDEX/MSCI WORLD INDEX

Since 5/31/93                                                4.74%   /    8.67%
One year                                                   (26.17)%  /  (16.52)%
Five years                                                   2.58%   /    5.74%

[CHART OF GROWTH OF A $10,000 INVESTMENT]

           MONTGOMERY GLOBAL          MSCI WORLD TELECOMMUNICATION                                      LIPPER TELECOMMUNICATION
           COMMUNICATIONS FUND        SERVICES INDEX(1)                    MSCI WORLD INDEX(2)          FUNDS AVERAGE(3)
           -------------------        ----------------------------         -------------------          ------------------------
Jul           $22,449                     $16,361                              $21,627                       $14,386
Aug           $19,708                     $14,569                              $20,594                       $12,431
Sept          $16,715                     $14,935                              $18,782                       $11,045
Oct           $17,791                     $14,250                              $19,143                       $11,018
Nov           $19,650                     $14,840                              $20,279                       $12,030
Dec           $19,923                     $14,881                              $20,409                       $12,077

(1) Effective July 1, 2001, Morgan Stanley Capital International discontinued the MSCI Telecommunications Index. The MSCI World Telecommunication Services Index replaces it. The index shown uses the discontinued index through June 30, 2001 and the MSCI World Telecommunication Services Index beginning July 1, 2001. Index returns are without dividends reinvested.
(2) The MSCI World Index measures the performance of selected stocks in approximately 22 developed countries. The Index is presented net of dividend withholding taxes. (3) The Lipper Telecommunication Funds Average universe consists of 21 funds.

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower.

                                TOP TEN HOLDINGS
                     (as a percentage of total net assets)

AOL Time Warner, Inc.                                                      4.1%
Microsoft Corporation                                                      3.9%
SBC Communications, Inc.                                                   3.6%
International Business Machines Corporation                                3.5%
Sprint Corporation (PCS Group)                                             3.5%
Korea Telecom Corporation, Sponsored ADR                                   3.2%
Cisco Systems, Inc.                                                        2.9%
Dell Computer Corporation                                                  2.7%
Intel Corporation                                                          2.7%
AT&T Wireless Services, Inc.                                               2.5%

                               TOP FIVE COUNTRIES
                     (as a percentage of total net assets)

United States                                                             63.2%
United Kingdom                                                             4.0%
Spain                                                                      3.7%
Canada                                                                     3.4%
Korea                                                                      3.2%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. Funds whose investments are concentrated in a specific industry sector or geographic area may be subject to a higher degree of market risk than funds whose investments are diversified, and may not be suitable for all investors.

Q: HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK, AND WHY?

A: In a difficult period for the telecommunications, media and technology (TMT) sectors, the Fund underperformed the Morgan Stanley Capital International (MSCI) Telecommunication Services Index, returning -15.45%, versus -7.16%. Effective July 2001, Morgan Stanley Capital International discontinued the Fund's previous benchmark, the MSCI Telecommunications Index. The MSCI World Telecommunication Services Index replaces it. The returns for the index shown uses the discontinued index through June 30, 2001, and the MSCI World Telecommunication Services Index beginning July 1, 2001. Index returns are without dividends reinvested. The new index does not include technology companies, which the Fund generally has a significant weighting in. That sector underperformed the Telecommunications Service Index, which is heavily weighted in U.S. Bell regional companies. This, in part, accounts for our relative underperformance. During the third quarter, uncertainty about the future of the economy and corporate profits darkened investors' mood, and most stocks fell. Although there were some steadier-growth stocks that had fallen to low valuations and yet managed to post positive returns, TMT stocks struggled because they tend to benefit from a strong economy.

Q: WHICH HOLDINGS UNDERPERFORMED DURING THE PERIOD?

A: Qwest Communications was one of the main disappointments, as the company suffered a significant slowdown in its broadband business. Dobson Communications also declined, not because of problems in the business but because of issues related to the family that is the primary owner of the company. Finally, Extreme Networks was one of the few telecom-equipment stocks the Fund owned during the period when these firms struggled mightily; to cut costs and improve the bottom line, telecom-services providers canceled most of their capital spending projects.

Q: WHAT WERE THE POSITIVE STORIES?

A: In the fourth quarter, heartened by better news regarding the economy and the war, investors became optimistic about prospects in 2002. In particular, the media and tech sectors blossomed. Top performers included Open Text, which provides project management software that enables workers in separate locations to collaborate. The stock rebounded in the aftermath of the terrorist attacks, because fewer business people were traveling. Convergys, which offers billing services to telecom, cable and satellite companies, among others, also performed well. Finally, KPMG Consulting rebounded from a low valuation. Investors were attracted to the stock because the firm has significant business with government agencies, which didn't cut their information technology budgets amid the economic slowdown in the same way that corporations did.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: We believe that the outlook for the global economy is positive, but stock valuations may be discounting too much good news: A promising economic outlook does not necessarily guarantee that stocks will continue to rise from current valuation levels.
Strong investor sentiment should be favorable for the TMT sectors, although we will keep an eye on valuations, as we've seen in the recent past what can happen when they stop making sense. We plan to stay with companies that offer attractive valuations and strong product cycles that are not completely reliant on an economic rebound; companies with low-cost operations that can compete in varied or difficult pricing environments; and those with strong, ingrained relationships with other corporations, offering mission-critical products or services. We will keep a close watch on the tech sector, as its steady fourth-quarter rebound should continue into 2002.
Corporations stopped investing in their communications and information technology infrastructures during the economic downturn, but those businesses should look to upgrade these systems when the market rebounds. We currently have significant exposure to leading providers of upgrade services and believe that those companies will perform well in the coming months.

Technology securities tend to be relatively volatile compared with other types of investments. There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations.
From 1998 through 2000, the Fund's investment in IPOs had a significant impact on its performance. These returns, which were achieved during favorable market conditions, involve the risk of volatility and investors should not expect that this performance would be achieved consistently.

CALL TOLL-FREE 800.572.FUND [3863] OR VISIT montgomeryfunds.com

MONTGOMERY GLOBAL COMMUNICATIONS FUND
PORTFOLIO INVESTMENTS: DECEMBER 31, 2001 (UNAUDITED)

SHARES                                                            VALUE (NOTE 1)
COMMON STOCKS - 94.9%

CANADA - 3.4%
     67,100     AT&T Canada, Inc.+
                (Major Telecommunications)                       $  2,026,084
     79,000     Open Text Corporation+
                (Package Software)                                  2,334,845
                                                                 ------------
                                                                    4,360,929

DENMARK - 1.4%
     48,450     TDC A/S
                (Specialty Telecommunications)                      1,724,560

FINLAND - 1.1%
     57,800     Nokia Oyj, Sponsored ADR
                (Telecommunications Equipment)                      1,417,834

FRANCE - 2.4%
     58,500     Equant N.V.+
                (Specialty Telecommunications)                        700,323
    139,600     Orange S.A.+
                (Wireless Telecommunications)                       1,263,951
     19,400     Vivendi Universal S.A.
                (Media Conglomerates)                               1,061,143
                                                                 ------------
                                                                    3,025,417

GERMANY - 2.1%
     20,030     SAP AG (Package Software)                           2,622,499

ITALY - 1.1%
    162,900     Telecom Italia SpA
                (Major Telecommunications)                          1,390,879

JAPAN - 3.2%
        108     NTT DoCoMo, Inc.
                (Wireless Telecommunications)                       1,269,570
     21,200     Oracle Corporation (Package Software)               1,294,607
     11,600     Rohm Company Ltd. (Semiconductors)                  1,506,171
                                                                 ------------
                                                                    4,070,348

KOREA - 3.2%
    204,000     Korea Telecom Corporation, Sponsored ADR
                (Major Telecommunications)                          4,147,320

NETHERLANDS - 1.6%
    221,814     Vodafone Libertel N.V.+
                (Wireless Telecommunications)                       2,037,916

NEW ZEALAND - 0.3%
    199,872     Telecom Corporation of New Zealand Ltd.
                (Major Telecommunications)                            416,034

NORWAY - 2.0%
    593,900     Telenor A/S (Major Telecommunications)              2,552,759

PORTUGAL - 2.2%
    187,604     Portugal Telecom, SGPS, S.A.+
                (Major Telecommunications)                          1,459,981
    172,500     Telecel-Comunicacoes Pessoais S.A.
                (Wireless Telecommunications)                       1,380,794
                                                                 ------------
                                                                    2,840,775

SPAIN - 3.7%
    297,300     Amadeus Global Travel Distribution
                S.A., Class A
                (Miscellaneous Commercial Service)                  1,713,433
    101,000     Sogecable S.A.+
                (Cable/Satellite Television)                        2,335,564
     48,500     Telefonica S.A.+
                (Major Telecommunications)                            648,333
                                                                 ------------
                                                                    4,697,330

UNITED KINGDOM - 4.0%
     69,700     Amdocs Ltd.+
                (Data Processing Services)                       $  2,367,709
  1,030,579     Vodafone AirTouch PLC
                (Wireless Telecommunications)                       2,683,222
                                                                 ------------
                                                                    5,050,931

UNITED STATES - 63.2%
     47,100     Agilent Technologies, Inc.+
                (Electronic Equipment/Instruments)                  1,342,821
    206,100     Allegiance Telecom, Inc.+
                (Specialty Telecommunications)                      1,713,722
    161,700     AOL Time Warner, Inc.+
                (Media Conglomerates)                               5,190,570
     52,900     AT&T Corporation
                (Major Telecommunications)                            959,606
    223,300     AT&T Wireless Services, Inc.+
                (Wireless Telecommunications)                       3,208,821
    142,600     BMC Software, Inc.+
                (Computer Processing Hardware)                      2,334,362
    206,656     Cisco Systems, Inc.+
                (Computer Communications)                           3,743,573
    138,800     Compaq Computer Corporation
                (Computer Processing Hardware)                      1,354,688
     58,600     Comverse Technology,Inc.
                (Telecommunications Equipment)                      1,310,003
     60,200     Convergys Corporation+
                (Miscellaneous Commercial Service)                  2,256,898
     62,100     CSG Systems International, Inc.+
                (Data Processing Services)                          2,512,255
    127,900     Dell Computer Corporation+
                (Computer Processing Hardware)                      3,474,403
    199,900     Dobson Communications Corporation, Class A+
                (Wireless Telecommunications)                       1,710,145
     91,200     Extreme Networks, Inc.+
                (Computer Communications)                           1,176,936
    109,900     Intel Corporation (Semiconductors)                  3,455,805
     37,400     International Business Machines Corporation
                (Computer Processing Hardware)                      4,523,904
    137,100     KPMG Consulting, Inc.+
                (Information Technology Services)                   2,279,288
     42,700     Lexmark International, Inc.+
                (Computer Peripherals)                              2,519,300
     37,600     Macromedia, Inc.+ (Package Software)                  670,220
     81,600     Micron Technology, Inc.+ (Semiconductors)           2,529,600
     75,400     Microsoft Corporation+
                (Package Software)                                  4,995,627
     45,500     PeopleSoft, Inc.+ (Package Software)                1,829,328
     34,300     Qualcomm, Inc.+
                (Telecommunications Equipment)                      1,731,293
    132,200     Qwest Communications International, Inc.
                (Specialty Telecommunications)                      1,867,986
    116,900     SBC Communications, Inc.
                (Major Telecommunications)                          4,578,973
     43,100     Siebel Systems, Inc.+
                (Package Software)                                  1,206,369
    182,000     Sprint Corporation (PCS Group)+
                (Wireless Telecommunications)                       4,442,620
     64,000     Time Warner Telecom, Inc., Class A+
                (Specialty Telecommunications)                      1,131,520
     47,300     Univision Communications, Inc., Class A+
                (Broadcasting)                                      1,913,758
     47,800     Verizon Communications, Inc.
                (Major Telecommunications)                          2,268,588

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       34

SHARES                                                           VALUE (NOTE 1)
     77,800     Walt Disney Company (The)
                (Media Conglomerates)                            $  1,612,016
     88,600     Williams Companies, Inc. (The)
                (Oil & Gas Pipelines)                               2,261,072
    182,500     WorldCom, Inc.--WorldCom Group+
                (Major Telecommunications)                          2,570,512
                                                                 ------------
                                                                   80,676,582

TOTAL COMMON STOCKS
(Cost $128,435,862)                                               121,032,113
                                                                 ------------

MONEY MARKET FUND - 0.0%@
     41,438     J.P. Morgan Vista Federal Money Market Fund
                (Cost $41,438)                                         41,438
                                                                 ------------

TOTAL SECURITIES
(Cost $128,477,300)                                               121,073,551
                                                                 ------------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 5.6%
 $7,097,000     J.P. Morgan Securities, Inc.^
                1.86% dated 12/31/01, due 01/02/02
                (Cost $7,097,000)                                   7,097,000
                                                                 ------------

TOTAL INVESTMENTS - 100.5%
(Cost $135,574,300*)                                              128,170,551

OTHER ASSETS AND LIABILITIES - (0.5)%
(Net)                                                                (598,931)
                                                                 ------------

NET ASSETS - 100.0%                                              $127,571,620
                                                                 ============

Please refer to page 60 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY EMERGING MARKETS FUND | MNEMX

JOSEPHINE JIMENEZ, CFA                                  Senior Portfolio Manager
FRANK CHIANG                                                   Portfolio Manager
Average annual total returns for the period ended 12/31/01

                              EMERGING MARKETS FUND

Since inception (3/1/92)                                                (0.29)%
One year                                                                (6.28)%
Three years                                                             (8.31)%

                        MSCI EMERGING MARKETS FREE INDEX (1)

Since 3/1/92                                                             1.51%
One year                                                                (2.37)%
Three years                                                             (5.74)%

[CHART OF GROWTH OF A $10,000 INVESTMENT]

        MONTGOMERY EMERGING            MSCI EMERGING             LIPPER EMERGING
               MARKETS FUND       MARKETS FREE INDEX(1)  MARKETS FUNDS AVERAGE(2)
July 01              $9,236                  $10,935                    $10,575
Aug                  $9,056                  $10,827                    $10,347
Sept                 $7,629                  $ 9,152                    $ 8,868
Oct                  $8,112                  $ 9,720                    $ 9,409
Nov                  $9,112                  $10,734                    $10,356
Dec                  $9,719                  $11,586                    $11,002

(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.
(2) The Lipper Emerging Markets Funds Average universe consists of 210 funds. You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Fund performance presented is for Class R shares.

                                TOP TEN HOLDINGS
                      (as a percentage of total net assets)
Samsung Electronics Company Ltd.                                          5.4%
Taiwan Semiconductor Manufacturing Company Ltd.                           4.2%
Anglo American PLC                                                        3.5%
Impala Platinum Holdings Ltd.                                             2.9%
Mobile Telesystems, Sponsored ADR                                         2.9%
Sasol Ltd.                                                                2.6%
China Mobile Ltd., Sponsored ADR                                          2.6%
United Microelectronics Corporation Ltd.                                  2.5%
Lukoil Holding Company, Sponsored ADR                                     2.4%
China Mobile Ltd.                                                         2.2%

                               TOP FIVE COUNTRIES
                      (as a percentage of total net assets)
Korea                                                                    16.0%
South Africa                                                             13.7%
Taiwan                                                                   13.0%
Brazil                                                                   10.5%
Mexico                                                                    9.2%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001?

A: During the period the Fund underperformed the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, returning -3.03%, versus -0.74%. The semiannual period witnessed a seesaw effect for the Fund. Both the Fund and the benchmark were down more than 20% at the end of September, after suffering through an initial wave of sell-offs after the 9/11/01 attacks. Compelling valuations and increased optimism for a rebound in 2002, however, caused many stocks to make up a significant portion of lost ground in the fourth quarter. During the last three months of the year, the Fund enjoyed solid gains, as we rotated into countries and sectors that performed strongly.

Q: WHICH SECTORS AND HOLDINGS AFFECTED THE FUND?

A: Although we believe that Hong Kong as a region has strong fundamentals, our holdings there experienced problems during the period. Hong Kong is suffering from an overvalued currency that is prolonging a recession, which was evident in the poor performance of that country's property stocks. Both Cheung Kong and Hutchison Whampoa were victims of declining real-estate values as Hong Kong's economic contraction lingers. In another currency-related development, Standard Bank Investment Corporation in South Africa performed poorly because of a significant devaluation of the local currency. We are generally positive regarding China and other northern Asian economies, but one of our largest holdings--China Mobile--declined during the period because of disappointing earnings. We retained a position in the company, however, believing that it has the potential for strong future growth. Our position in PetroChina also underperformed; although we have scaled back our allocation, we believe that it represents a sector that will add substantial value over the longer term.

The period through the 9/11/01 attacks has been tremulous, but the Fund enjoyed some solid gains in the fourth-quarter rebound. Large-cap technology holdings were the biggest beneficiaries of the market's resurgence. Because most of these issues reside in South Korea and Taiwan, both countries' weightings performed well for the Fund. Large-cap leaders Samsung Electronics and Taiwan Semiconductor Manufacturing surged, as signs of a rebound emerged in the U.S. economy. United Microelectronics, one of the Fund's largest holdings, also benefited from improved investor sentiment toward technology issues. We are confident that the forces that pushed many of these stocks higher at the close of 2001 will continue to do so in 2002.

Although the Southeast Asian economies performed poorly during the period, the Fund did not feel a negative impact, as we were not heavily invested in the region. As China continues to develop, we believe that conditions will become more challenging for many of the region's marginal economies. We do have weightings in a few high-quality Southeast Asian companies, such as Telekom Malaysia, but going forward we will likely maintain underweight positions in those countries until we see fundamentals improve.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: With growth in the United States and Europe likely to accelerate, global demand should grow as well, lending support to equities in most emerging markets countries. In South America, Argentina's fiscal difficulties appear to be contained within its borders. This development, coupled with the recent easing of a regional drought, leaves us positive on Brazilian equities. In Asia, China should emerge as a more powerful trading partner with full membership in the World Trade Organization. This should have an impact on both the developed and emerging economies going forward, eventually altering the competitive structure of the world economy. We believe that Taiwan will benefit because of its technology base; Russia should also benefit, because it can potentially supply energy. Countries in Southeast Asia, however, will be forced to become more competitive, as low wages in China displace some of those countries' comparative advantages.

Barring a spike in food prices resulting from Argentina's recession, inflation should remain benign and allow global interest rates to remain low. This may be crucial to any follow-through for additional investment in new technologies in 2002, which is important to the performance of emerging markets stocks, particularly in Asia. As evidenced by our increased weightings in such companies, we believe that steel could bring strong results going forward. With efforts underway to reduce global production, those companies with the strongest fundamentals should benefit. Consequently, we have added Pohang Iron & Steel and China Steel to the Fund. Our enthusiasm also extends to precious metals, where we continue to overweight Anglo American Platinum and Impala Platinum. We believe that conditions are much improved for a continuation of the gains we witnessed in the fourth quarter, as the technology-led recovery flows through the United States and Europe; yet volatility will most likely continue until markets gain more clarity into the strength of the recovery.

CALL TOLL-FREE 800.572.FUND [3863] OR VISIT montgomeryfunds.com

MONTGOMERY EMERGING MARKETS FUND
Portfolio Investments: December 31, 2001 (Unaudited)

SHARES                                                            VALUE (NOTE 1)
COMMON STOCKS - 91.4%

ARGENTINA - 0.3%
     35,900     Quilmes Industrial S.A., ADR
                (Beverages: Alcoholic)                           $    429,364

BRAZIL - 3.3%
     95,300     Petroleo Brasileiro S.A.                            2,165,028
                (Integrated Oil)
    241,800     Tele Centro Oeste Celular Participacoes
                S.A., ADR (Wireless Telecommunications)             1,692,600
     47,200     Uniao de Bancos Brasileiros S.A., GDR
                (Regional Banks)                                    1,052,560
                                                                 ------------
                                                                    4,910,188

CHINA/HONG KONG - 8.4%
    105,000     Cheung Kong (Holdings) Ltd.
                (Real Estate Development)                           1,090,699
    931,500     China Mobile Ltd.+
                (Wireless Telecommunications)                       3,279,110
    216,600     China Mobile Ltd., Sponsored ADR+
                (Wireless Telecommunications)                       3,786,168
    610,000     China Unicom Ltd.+
                (Major Telecommunications)                            672,758
  1,044,000     CNOOC Ltd. (Oil & Gas Production)                     984,053
     82,000     Hutchison Whampoa Ltd.
                (Industrial Conglomerates)                            791,318
  3,561,000     PetroChina Company Ltd., Class H
                (Integrated Oil)                                      630,205
    143,000     Sun Hung Kai Properties Ltd.
                (Real Estate Development)                           1,155,333
                                                                 ------------
                                                                   12,389,644

CZECH REPUBLIC - 1.9%
     95,500     Komercni Banka A.S.+ (Regional Banks)               2,764,312

GREECE - 1.9%
    272,400     Cosmote S.A. (Regional Banks)                       2,766,753

HUNGARY - 1.9%
     47,500     OTP Bank Rt. (Regional Banks)                       2,849,223

INDIA - 5.1%
     32,436     Cipla Ltd. (Pharmaceuticals: Other)                   765,697
    245,995     Hindalco Industries Ltd. (Aluminum)                 3,263,948
     10,670     Infosys Technologies Ltd.
                (Package Software)                                    901,396
    323,975     Reliance Industries Ltd.
                (Chemicals: Major Diversified)                      2,050,207
        150     State Bank of India (Regional Banks)                      568
         10     Tata Engineering & Locomotive Company
                Ltd.+ (Motor Vehicles)                                     21
     58,900     Videsh Sanchar Nigam Ltd., Sponsored ADR
                (Major Telecommunications)                            565,440
                                                                 ------------
                                                                    7,547,277

INDONESIA - 0.9%
    636,500     PT Gudang Garam Tbk+ (Tobacco)                        529,396
  2,421,500     PT Telekomunikasi Indonesia
                (Specialty Telecommunications)                        745,077
                                                                 ------------
                                                                    1,274,473

ISRAEL - 2.7%
    516,000     Bank Hapoalim Ltd. (Major Banks)                    1,111,061
     39,150     Check Point Software Technologies Ltd.+
                (Internet Software Services)                        1,561,889
     22,600     Teva Pharmaceutical Industries Ltd.,
                Sponsored ADR
                (Pharmaceuticals: Other)                            1,393,742
                                                                 ------------
                                                                    4,066,692

KOREA - 16.0%
     62,070     Hyundai Motor Company Ltd.
                (Motor Vehicles)                                    1,276,028
     53,114     Kookmin Bank+ (Major Banks)                         2,021,458
    164,840     Korea Electric Power Corporation
                (Electric Utilities)                                2,733,686
     17,000     Korea Telecom Corporation
                (Major Telecommunications)                            648,949
    110,600     Korea Telecom Corporation, Sponsored ADR
                (Major Telecommunications)                          2,248,498
      6,810     Pohang Iron & Steel Company Ltd. (Steel)              634,941
     52,400     Pohang Iron & Steel Company Ltd.,
                Sponsored ADR (Steel)                               1,205,200
     37,399     Samsung Electronics Company Ltd.
                (Electronic Equipment/Instruments)                  7,974,261
     80,100     Shinhan Financial Group Company Ltd.+
                (Regional Banks)                                    1,074,326
     10,085     Shinsegae Company Ltd.
                (Specialty Stores)                                  1,071,314
     14,070     SK Telecom Company Ltd.
                (Wireless Telecommunications)                       2,881,742
                                                                 ------------
                                                                   23,770,403

MALAYSIA - 3.1%
  1,939,600     Public Bank Berhad (Regional Banks)                 1,362,806
    437,000     Resorts World Berhad
                (Hotels/Resorts/Cruiselines)                          707,241
    448,000     Telekom Malaysia Berhad
                (Major Telecommunications)                          1,214,300
    446,000     Tenaga Nasional Berhad
                (Electric Utilities)                                1,255,825
                                                                 ------------
                                                                    4,540,172

MEXICO - 9.2%
    158,000     America Movil S.A. de C.V., Series L
                (Wireless Telecommunications)                       3,077,840
    215,800     Apasco S.A. de C.V.
                (Construction Materials)                            1,060,616
     75,500     Fomento Economico Mexicano S.A. de C.V.,
                Sponsored ADR
                (Beverages: Alcoholic)                              2,608,525
  2,815,700     Grupo Financiero Bancomer S.A. de C.V.,
                Series O+ (Regional Banks)                          2,567,835
     49,780     Telefonos de Mexico S.A. de C.V., Series L,
                Sponsored ADR
                (Major Telecommunications)                          1,743,296
    965,700     Wal-Mart de Mexico S.A. de C.V.
                (Discount Stores)                                   2,636,795
                                                                 ------------
                                                                   13,694,907

PAKISTAN - 0.0%@
        591     Engro Chemical Pakistan
                (Chemicals: Agricultural)                                 511

PERU - 0.9%
     62,900     Compania de Minas Buenaventura S.A.,
                Sponsored ADR (Precious Metals)                     1,303,917
          1     Ferreyros Enrique S.A., ADR+(b)
                (Trucks/Construction/Farm Machine)                         --
                                                                 ------------
                                                                    1,303,917

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       37

SHARES                                                          VALUE (NOTE 1)
PHILIPPINES - 0.7%
    610,200     Bank of the Philippine Islands
                (Regional Banks)                                 $    679,971
    728,000     Manila Electric Company, Series B+
                (Electric Utilities)                                  416,201
                                                                 ------------
                                                                    1,096,172

POLAND - 0.9%
    366,400     Telekomunikacja Polska S.A.
                (Major Telecommunications)                          1,293,720

RUSSIA - 5.3%
     71,600     Lukoil Holding Company, Sponsored ADR
                (Integrated Oil)                                    3,526,300
    121,000     Mobile Telesystems, Sponsored ADR+
                (Wireless Telecommunications)                       4,314,860
                                                                 ------------
                                                                    7,841,160

SOUTH AFRICA - 13.7%
  1,687,700     African Bank Investments Ltd.
                (Regional Banks)                                    1,224,093
     48,900     Anglo American Platinum Corporation Ltd.
                (Other Metals/Minerals)                             1,810,054
    337,171     Anglo American PLC
                (Other Metals/Minerals)                             5,149,623
    233,000     Gold Fields Ltd. (Precious Metals)                  1,116,924
     92,430     Impala Platinum Holdings Ltd.
                (Precious Metals)                                   4,332,151
     18,970     Pepsi International Bottlers
                (Beverages: Non-Alcoholic)(a)(b)Section                 7,588
    131,100     Sappi Ltd.+ (Pulp & Paper)                          1,311,546
    432,936     Sasol Ltd. (Chemicals: Major Diversified)           3,804,206
    608,600     Standard Bank Investment Corporation Ltd.
                (Major Banks)                                       1,575,409
                                                                 ------------
                                                                   20,331,594

TAIWAN - 13.0%
    343,000     Asustek Computer, Inc.
                (Computer Processing Hardware)                      1,501,545
    570,058     Cathay Financial Holding Company Ltd.+
                (Financial Conglomerates)                             929,708
  2,546,000     China Steel Corporation (Steel)                       994,361
  1,366,250     Compal Electronics, Inc.
                (Computer Processing Hardware)                      1,727,847
    459,600     Hon Hai Precision Industry Company Ltd.
                (Computer Peripherals)                              2,104,034
  1,020,000     Synnex Technology International Corporation
                (Computer Processing Hardware)                      1,360,000
  2,484,834     Taiwan Semiconductor Manufacturing
                Company Ltd.+ (Semiconductors)                      6,220,972
  2,525,490     United Microelectronics Corporation Ltd.+
                (Semiconductors)                                    3,685,265
  1,064,000     Yageo Corporation+
                (Electronic Components)                               785,442
                                                                 ------------
                                                                   19,309,174

THAILAND - 1.7%
  1,272,600     Bangkok Bank Public Company Ltd.+
                (Regional Banks)                                    1,417,037
  2,109,800     Thai Farmers Bank Public Company Ltd.,
                Class F+ (Regional Banks)                           1,039,874
                                                                 ------------
                                                                    2,456,911

UNITED KINGDOM - 0.0%@
          1     Liberty International PLC
                (Finance/Rental/Leasing)                                    7

VENEZUELA - 0.5%
     50,176     Compania Anonima Nacional Telefonos de
                Venezuela, ADR
                (Major Telecommunications)                           704,973

TOTAL COMMON STOCKS
(Cost $137,961,641)                                               135,341,547
                                                                 ------------

PREFERRED STOCKS - 7.2%

BRAZIL - 7.2%
 58,300,000     Centrais Eletricas Brasileiras S.A., Series B
                (Electric Utilities)                                  787,258
 55,000,000     Companhia Energetica de Minas Gerais
                (Electric Utilities)                                  785,544
    211,400     Companhia Paranaense de Energia,
                Sponsored ADR (Electric Utilities)                  1,659,490
  1,636,000     Itausa Investimentos Itau S.A.
                (Industrial Conglomerates)                          1,536,516
     76,200     Petroleo Brasileiro S.A                             1,686,921
                (Integrated Oil)
112,102,580     Tele Norte Leste Participacoes S.A.
                (Specialty Telecommunications)                      1,770,934
 35,800,000     Telemar Norte Leste S.A., Series A
                (Major Telecommunications)                            929,514
     38,400     Telemig Celular Participacoes S.A., ADR
                (Wireless Telecommunications)                       1,444,608
    487,888     Vale do Rio Doce, Series B
                (Other Metals/Minerals)                                     2
                                                                 ------------

TOTAL PREFERRED STOCKS
(Cost $10,995,972)                                                 10,600,787
                                                                 ------------

MONEY MARKET FUND - 0.0%@
         17     J.P. Morgan Vista Federal Money
                Market Fund
                (Cost $17)                                                 17
                                                                 ------------

TOTAL SECURITIES
(Cost $148,957,630)                                               145,942,351
                                                                 ------------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 1.7%
$ 2,580,000     J.P. Morgan Securities, Inc.^
                1.86% dated 12/31/01, due 01/02/02
                (Cost $2,580,000)                                   2,580,000
                                                                 ------------

TOTAL INVESTMENTS - 100.3%
(Cost $151,537,630*)                                              148,522,351

OTHER ASSETS AND LIABILITIES - (0.3)%
(Net)                                                                (479,039)
                                                                 ------------

NET ASSETS - 100.0%                                              $148,043,312
                                                                 ============

Please refer to page 60 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY EMERGING MARKETS FOCUS FUND | MNEFX

JOSEPHINE JIMENEZ, CFA                                  Senior Portfolio Manager
Average annual total returns for the period ended 12/31/01

                          EMERGING MARKETS FOCUS FUND

Since inception (12/31/97)                                               8.85%
One year                                                                (3.75)%
Three years                                                             21.00%

                        MSCI EMERGING MARKETS FREE INDEX

Since 12/31/97                                                          (4.22)%
One year                                                                (2.37)%
Three years                                                              4.08%

[CHART OF GROWTH OF A $10,000 INVESTMENT]

           MONTGOMERY EMERGING           MSCI EMERGING           LIPPER EMERGING
            MARKETS FOCUS FUND      MARKETS FREE INDEX(1)  MARKETS FUNDS AVERAGE(2)
July-01                $12,683                  $7,944                    $8,271
Aug                    $12,507                  $7,865                    $8,093
Sept                   $10,631                  $6,648                    $6,936
Oct                    $11,171                  $7,060                    $7,359
Nov                    $12,292                  $7,798                    $8,100
Dec                    $13,260                  $8,117                    $8,605

(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.
(2) The Lipper Emerging Markets Funds Average universe consists of 210 funds. You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Fund performance presented is for Class R shares.

                                TOP TEN HOLDINGS
                     (as a percentage of total net assets)

Samsung Electronics Company Ltd                                           8.0%
Taiwan Semiconductor Manufacturing Company Ltd.                           7.4%
Kookmin Bank                                                              5.6%
Korea Telecom Corporation                                                 5.5%
Anglo American Platinum Corporation Ltd                                   5.4%
Gold Fields Ltd                                                           4.9%
Tele Centro Oeste Celular Participacoes S.A., ADR                         4.9%
Grupo Financiero Bancomer S.A. de C.V., Series O                          4.8%
Petroleo Brasileiro S.A.                                                  4.6%
China Unicom Ltd.                                                         4.5%

                               TOP FIVE COUNTRIES
                     (as a percentage of total net assets)

Korea                                                                    25.3%
South Africa                                                             22.9%
Taiwan                                                                   11.2%
Brazil                                                                    9.5%
Russia                                                                    8.3%

Because the Montgomery Emerging Markets Focus Fund concentrates its assets in relatively few holdings (generally 20 to 40), shareholders may be exposed to greater risks than with more-diversified funds.
Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD?

A: The Fund underperformed the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, returning -3.54%, versus -0.74% for the bench-mark. A year in which market expectations swung from deep pessimism to extreme optimism culminated in a fourth-quarter rally that pushed equities to highs not seen since before the terrorist attacks on 9/11/01. Strong fourth-quarter numbers were not enough to offset the difficulties experienced in the third, however, which explains the Fund's underperformance for the six-month period.

Q: WHICH SECTORS OR HOLDINGS HAD AN IMPACT ON PERFORMANCE?

A: Our third-quarter holdings in Mexico detracted from performance, due to the Mexican economy's heavy reliance on the state of U.S. consumer and business spending. Therefore, in the fourth quarter we shifted strategic weightings in the Fund out of Mexico and into South Korea. After weathering a financial crisis in Turkey earlier in the year, we were faced with another, this time in South Africa, which also affected performance.

The most obvious beneficiaries of the fourth-quarter rebound were large-cap tech stocks. Our weightings in South Korea and Taiwan did well, as most of the region's high-quality technology companies are based in those two countries. Familiar names such as Samsung Electronics and Taiwan Semiconductor Manufacturing surged as signs of a rebound emerged in the U.S. economy.

We believe that the macroeconomic forces that pushed many tech stocks higher at the close of 2001 will continue in 2002. Consequently, we are positive regarding China and other northern Asian economies, despite the decline of one of our largest holdings--China Mobile--due to disappointing earnings. We will maintain an underweight position in Southeast Asian economies until fundamentals improve, while increasing positions in Taiwan, South Korea and China. The Fund is currently market-neutral in financials, but we are interested in that sector's attractiveness in Mexico, where the lending market is poised to grow significantly as the economy continues to develop. We believe that our concentrated strategy will allow us to focus assets on those companies and countries that are poised for growth going forward.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: With growth in the United States and Europe likely to accelerate, global demand should grow as well, lending support to equities in most emerging markets countries. In South America, Argentina's fiscal difficulties appear to be contained within its borders. This development, coupled with the recent easing of a regional drought, leaves us positive on Brazilian equities. In Asia, China should emerge as a more powerful trading partner with full membership in the World Trade Organization. This should have an impact on both the developed and emerging economies going forward, eventually altering the competitive structure of the world economy. We believe that Taiwan will benefit because of its technology base; Russia should also benefit, because it can potentially supply energy. Countries in Southeast Asia, however, will be forced to become more competitive, as low wages in China displace some of those countries' comparative advantages.

We have added to positions in Russia's Lukoil and Brazil's Petroleo Brasileiro. Metals stocks, specifically steel and platinum, are two areas in which we believe upside potential exists. Korea's Pohang Iron & Steel has been added to the portfolio, as have South Africa's Anglo American Platinum and Impala Platinum.

Barring a spike in food prices resulting from Argentina's recession, inflation should remain benign and allow global interest rates to stay low. This may be crucial to any follow-through for additional investment in new technologies in 2002, which is important to the performance of emerging markets stocks, particularly in Asia. Although we believe that improved conditions may allow for a continuation of the gains we witnessed in the fourth quarter, volatility will most likely continue until investors can gain more clarity regarding the strength of the market recovery.

CALL TOLL-FREE 800.572.FUND [3863] OR VISIT montgomeryfunds.com

MONTGOMERY EMERGING MARKETS FOCUS FUND
PORTFOLIO INVESTMENTS: DECEMBER 31, 2001 (UNAUDITED)

SHARES                                                            VALUE (NOTE 1)
COMMON STOCKS - 93.6%

BRAZIL - 9.5%
     18,560     Petroleo Brasileiro S.A. (Integrated Oil)        $    421,647
     63,100     Tele Centro Oeste Celular Participacoes S.A.,
                ADR (Wireless Telecommunications)                     441,700
                                                                 ------------
                                                                      863,347

CHINA/HONG KONG - 8.3%
     19,400     China Mobile (Hong Kong) Ltd., Sponsored
                ADR+ (Wireless Telecommunications)                    339,112
    374,000     China Unicom Ltd.+
                (Major Telecommunications)                            412,478
                                                                 ------------
                                                                      751,590

KOREA - 25.3%
     13,200     Hyundai Motor Company Ltd.
                (Motor Vehicles)                                      271,364
     13,318     Kookmin Bank+ (Major Banks)                           506,868
     13,100     Korea Telecom Corporation
                (Major Telecommunications)                            500,072
      3,095     Pohang Iron & Steel Company Ltd. (Steel)              288,567
      3,420     Samsung Electronics Company Ltd.
                (Electronic Equipment/Instruments)                    729,217
                                                                 ------------
                                                                    2,296,088

MEXICO - 8.1%
    480,300     Grupo Financiero Bancomer S.A. de C.V.,
                Series O+ (Regional Banks)                            438,019
    109,200     Wal-Mart de Mexico S.A. de C.V.
                (Discount Stores)                                     298,165
                                                                 ------------
                                                                      736,184

RUSSIA - 8.3%
      7,900     Lukoil Holding Company, Sponsored ADR
                (Integrated Oil)                                      389,075
     10,300     Mobile Telesystems, Sponsored ADR+
                (Wireless Telecommunications)                         367,298
                                                                 ------------
                                                                      756,373

SOUTH AFRICA - 22.9%
     13,200     Anglo American Platinum Corporation Ltd.
                (Other Metals/Minerals)                               488,604
     92,800     Gold Fields Ltd. (Precious Metals)                    444,852
      8,730     Impala Platinum Holdings Ltd.
                (Precious Metals)                                     409,171
     37,200     Sappi Ltd.+ (Pulp & Paper)                            372,155
     41,300     Sasol Ltd. (Chemicals: Major Diversified)             362,903
                                                                 ------------
                                                                    2,077,685

TAIWAN - 11.2%
     75,000     Hon Hai Precision Industry Company Ltd.
                (Computer Peripherals)                                343,348
    268,000     Taiwan Semiconductor Manufacturing
                Company Ltd.+ (Semiconductors)                        670,958
                                                                 ------------
                                                                    1,014,306

TOTAL COMMON STOCKS
(Cost $7,280,643)                                                   8,495,573
                                                                 ------------

MONEY MARKET FUND - 0.0%@
        375     J.P. Morgan Vista Federal Money Market Fund
                (Cost $375)                                               375
                                                                 ------------

TOTAL SECURITIES
(Cost $7,281,018)                                                   8,495,948
                                                                 ------------

Principal Amount

REPURCHASE AGREEMENTS - 5.3%
$   162,000     Greenwich Capital Securities, Inc.^
                1.88% dated 12/31/01, due 01/02/02                    162,000
    162,000     J.P. Morgan Securities, Inc.^
                1.86% dated 12/31/01, due 01/02/02                    162,000
    162,000     Merrill Lynch Securities, Inc.^
                1.88% dated 12/31/01, due 01/02/02                    162,000
                                                                 ------------

TOTAL REPURCHASE AGREEMENTS
(Cost $486,000)                                                       486,000
                                                                 ------------

TOTAL INVESTMENTS - 98.9%
(Cost $7,767,018*)                                                  8,981,948

OTHER ASSETS AND LIABILITIES - 1.1%
(Net)                                                                  97,562
                                                                 ------------

NET ASSETS - 100.0%                                              $  9,079,510
                                                                 ============

Please refer to page 60 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY EMERGING ASIA FUND | MNEAX

FRANK CHIANG                             Portfolio Manager

Average annual total returns for the period ended 12/31/01

                   EMERGING ASIA FUND

Since inception (9/30/96)                       (5.01)%
One year                                        (2.77)%
Five years                                      (8.81)%

      MSCI ALL-COUNTRY ASIA FREE (EX-JAPAN) INDEX

Since 9/30/96                                   (9.91)%
One year                                        (3.84)%
Five years                                     (10.80)%

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                MONTGOMERY EMERGING        MSCI ALL-COUNTRY ASIA       LIPPER ALL-PACIFIC
                    ASIA FUND              FREE (EX-JAPAN) INDEX(1)   (EX-JAPAN) FUNDS AVERAGE(2)
July 01              $8,440                       $5,384                      $5,142
Aug                  $8,056                       $5,299                      $4,996
Sept                 $6,846                       $4,467                      $4,251
Oct                  $7,276                       $4,707                      $4,526
Nov                  $8,326                       $5,337                      $5,137
Dec                  $8,733                       $5,781                      $5,458

(1) The Morgan Stanley Capital International (MSCI) All-Country Asia Free (ex-Japan) Index comprises equities in 11 countries in the Asia Pacific region.
(2) The Lipper All-Pacific (ex-Japan) Funds Average universe consists of 83 funds.

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower.

                    TOP TEN HOLDINGS
          (as a percentage of total net assets)

Cheung Kong (Holdings) Ltd.                        5.4%
Samsung Electronics Company Ltd., GDR              4.8%
China Mobile Ltd.                                  4.6%
Hutchison Whampoa Ltd.                             4.5%
HSBC Holdings PLC                                  4.5%
Sun Hung Kai Properties Ltd.                       4.3%
United Microelectronics Corporation Ltd.           4.2%
Singapore Press Holdings Ltd.                      4.0%
Tenaga Nasional Berhad                             3.5%
Taiwan Semiconductor Manufacturing Company Ltd.    3.3%

                 TOP FIVE COUNTRIES
        (as a percentage of total net assets)

China/Hong Kong                                 36.4%
Korea                                           21.9%
Taiwan                                          11.9%
Singapore                                       10.4%
Thailand                                         6.7%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Please be aware that foreign investing, particularly in a single geographical area such as the Asia Pacific region, involves certain risks, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001, AND WHY?

A: A turbulent year in the emerging markets was capped off by a powerful fourth-quarter rally that pulled many stocks out of the downward drift that had characterized activity over the previous three quarters. Although the Fund was able to deliver strong relative and absolute returns during the rally, due to the previous quarter's weakness it underperformed its benchmark, the Morgan Stanley Capital International (MSCI) All-Country Asia Free (ex-Japan) Index, returning -2.77%, versus 3.31% for the index. Although 2001 was generally a difficult year for many emerging markets investors, we are encouraged by the improvement in sentiment going into 2002.

Q: WHICH SECTORS OR HOLDINGS UNDERPERFORMED?

A: A crackdown on market speculators in China pushed that country's broader indices lower during the third quarter. Due to our positive long-term outlook on China, the Fund has a significant presence that felt the impact of this development. Some of our largest holdings, such as China Mobile, were hurt, and disappointing earnings also pressured the stock toward the close of the year.

Hong Kong was also weak, suffering from an overvalued currency that is prolonging that country's recession. This was evident in the performance of Hong Kong's property stocks; both Cheung Kong and Hutchison Whampoa were victims of declining real-estate values as the country's economic contraction lingered. Despite these poor conditions, the Fund holds approximately two-thirds of its investments in northern Asia, with Taiwan, Hong Kong and Korea all well representative, but roughly in line with the benchmark.

Q: WHICH SECTORS OR HOLDINGS HELPED PERFORMANCE?

A: Exposure to South Korea and Taiwan was the primary driver behind the Fund's gains over the latter portion of the year. As has been the case many times in the past, technology and telecommunications stocks in these two countries provided market leadership. Large-cap companies such as Samsung Electronics and Taiwan Semiconductor Manufacturing surged, as signs of a rebound in the U.S. economy emerged. In Hong Kong, HSBC Holdings was one of the Fund's top non-tech performers; with the stock's strong global financial presence, we are optimistic about its position going into 2002. Moreover, with interest rates likely to be moving lower throughout 2002, other fundamentally strong financial holdings may be added to the portfolio.

We were underweighted in Southeast Asian markets during the period, which helped the Fund's performance. As China continues to develop, we believe that conditions may become more challenging for many of the region's marginal economies. We will most likely maintain underweight or zeroed-out positions in Indonesia and the Philippines.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: As we look toward 2002, growth projections for the global economy have improved significantly from those of just a few months ago. With similar conditions currently influencing Europe, global demand should accelerate in 2002, lending support to equities in many of Asia's emerging markets. The entry of China into the World Trade Organization should have a powerful and long-lasting effect on local trading partners and the developed world. Competing economies will likely be challenged to keep pace with China's economic weight, whereas those that have close ties with the country, such as Taiwan, should benefit greatly from the gradual opening of the world's most populous economy.

Our outlook for the economy in 2002 is for moderate growth in the United States and a reacceleration in activity throughout the world. This will be crucial to any follow-through for additional investment in new technologies, which is important to the performance of tech stocks in the emerging Asia countries. We believe that conditions are much improved for a continuation of the gains we witnessed in the fourth quarter, as activity in the United States and Europe accelerates; yet volatility will most likely continue until Asian markets gain more clarity into the strength of any recovery.

CALL TOLL-FREE 800.572.FUND [3863] OR VISIT montgomeryfunds.com

MONTGOMERY EMERGING ASIA FUND
Portfolio Investments: December 31, 2001 (Unaudited)

SHARES                                                             VALUE (NOTE 1)

COMMON STOCKS - 97.0%

CHINA/HONG KONG - 36.4%
     63,000  Cheung Kong (Holdings) Ltd.
             (Real Estate Development)                            $      654,420
    518,000  China Everbright Ltd.
             (Financial Conglomerates)                                   388,612
    158,000  China Mobile Ltd.
             (Wireless Telecommunications)                               556,199
    778,000  China Petroleum & Chemical Corporation,
             Class H
             (Integrated Oil)                                            106,756
    394,000  China Resources Enterprises Ltd.
             (Food Distributors)                                         368,850
  2,000,000  China Shipping Development Company
             Ltd.
             (Marine Shipping)                                           318,041
    195,000  Clear Media Ltd.
             (Advertising/Marketing Services)                            142,541
    260,000  CNOOC Ltd. (Oil & Gas Production)                           245,071
     45,937  HSBC Holdings PLC
             (Financial Conglomerates)                                   537,559
     56,000  Hutchison Whampoa Ltd.
             (Industrial Conglomerates)                                  540,412
     64,000  Sun Hung Kai Properties Ltd.
             (Real Estate Development)                                   517,072
                                                                  --------------
                                                                       4,375,533

INDIA - 4.8%
     10,450  Hindalco Industries Ltd., GDR (Aluminum)                    136,895
      2,500  Infosys Technologies Ltd., Sponsored ADR
             (Package Software)                                          154,375
     21,200  Reliance Industries Ltd., Sponsored GDR
             (Chemicals: Major Diversified)                              291,076
                                                                  --------------
                                                                         582,346

KOREA - 21.9%
     32,140  Good Morning Securities Company
             (Investment Banks/Brokers)                                  141,480
      7,260  Hyundai Motor Company Ltd.
             (Motor Vehicles)                                            149,250
     17,790  Korea Electric Power Corporation
             (Electric Utilities)                                        295,027
     14,900  Korea Telecom Corporation, Sponsored ADR
             (Major Telecommunications)                                  302,917
     15,000  Pohang Iron & Steel Company Ltd.,
             Sponsored ADR (Steel)                                       345,000
      5,000  Samsung Electro-Mechanics Company Ltd.
             (Electronic Components)                                     167,367
      5,000  Samsung Electronics Company Ltd., GDR
             (Electronic Equipment/Instruments)                          575,000
     12,960  Shinhan Financial Group Company Ltd.
             (Regional Banks)                                            173,824
      2,000  Shinsegae Company Ltd.
             (Specialty Stores)                                          212,457
      1,340  SK Telecom Company Ltd.
             (Wireless Telecommunications)                               274,452
                                                                  --------------
                                                                       2,636,774

MALAYSIA - 4.9%
     59,000  Telekom Malaysia Berhad
             (Major Telecommunications)                                  159,919
    151,000  Tenaga Nasional Berhad
             (Electric Utilities)                                        425,178
                                                                  --------------
                                                                         585,097

SINGAPORE - 10.4%
    100,000  City Developments Ltd.
             (Real Estate Development)                                   327,647
     11,300  DBS Group Holdings Ltd. (Major Banks)                        84,452
     40,352  Singapore Press Holdings Ltd.
             (Publishing: Newspapers)                                    476,400
     52,000  United Overseas Bank Ltd.
             (Regional Banks)                                            357,650
                                                                  --------------
                                                                       1,246,149

TAIWAN - 11.9%
     66,150  Delta Electronics, Inc.
             (Electronic Equipment/Instruments)                          114,509
     60,000  Hon Hai Precision Industry Company Ltd.
             (Computer Peripherals)                                      274,678
    156,800  Taiwan Semiconductor Manufacturing
             Company Ltd. (Semiconductors)                               392,561
    345,000  United Microelectronics Corporation Ltd.
             (Semiconductors)                                            503,433
    196,300  Yageo Corporation
             (Electronic Components)                                     144,908
                                                                  --------------
                                                                       1,430,089

THAILAND - 6.7%
  1,750,000  Industrial Finance Corporation of Thailand
             (Finance/Rental/Leasing)                                    235,417
    133,200  PTT Exploration and Production Public
             Company Ltd. (Oil & Gas Production)                         337,291
    400,000  Shinawatra Satellite Public Company Ltd.
             (Telecommunications Equipment)                              230,613
                                                                  --------------
                                                                         803,321

TOTAL COMMON STOCKS
(Cost $12,171,755)                                                    11,659,309
                                                                  --------------

MONEY MARKET FUND - 0.0%@
        871  J.P. Morgan Vista Federal Money Market Fund
             (Cost $871)                                                     871
                                                                  --------------

TOTAL SECURITIES
(Cost $12,172,626)                                                    11,660,180
                                                                  --------------
PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 4.1%
$   492,000  J.P. Morgan Securities, Inc.,
             1.86% dated 12/31/01, due 01/02/02
             (Cost $492,000)                                             492,000

TOTAL INVESTMENTS - 101.1%
(Cost $12,664,626*)                                                   12,152,180

OTHER ASSETS AND LIABILITIES - (1.1)%
(Net)                                                                   (129,043)
                                                                  --------------
NET ASSETS - 100.0%                                               $   12,023,137
                                                                  ==============

Please refer to page 60 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY TOTAL RETURN BOND FUND | MNTRX

WILLIAM STEVENS                   Senior Portfolio Manager
MARIE CHANDOHA                           Portfolio Manager
Average annual total returns for the period ended 12/31/01

                  TOTAL RETURN BOND FUND
Since inception (6/30/97)                         7.78%
One year                                          8.70%
Three years                                       6.59%

           LEHMAN BROTHERS AGGREGATE BOND INDEX
Since 6/30/97                                     7.56%
One year                                          8.44%
Three years                                       6.28%

[CHART OF GROWTH OF A $10,000 INVESTMENT]


           MONTGOMERY TOTAL     LEHMAN BROTHERS            LIPPER INERMEDIATE INVESTMENT-GRADE
           RETURN BOND FUND     AGGREGATE BOND INDEX(1)    DEBT FUNDS AVERAGE(2)
Jul           $13,658                  $13,558                     $12,944
Aug           $13,799                  $13,713                     $13,075
Sept          $13,995                  $13,873                     $12,964
Oct           $14,278                  $14,163                     $13,201
Nov           $14,101                  $13,968                     $13,040
Dec           $14,019                  $13,879                     $12,953

(1) The Lehman Brothers Aggregate Bond Index comprises all bonds that are investment grade, are in excess of $25 million and have at least one year to maturity.
(2) The Lipper Intermediate Investment-Grade Debt Funds Average universe consists of 205 funds.

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Recent performance of this Fund is due in part to economic conditions, particularly the steep drop in the federal funds rate, which may not be repeated in the future.

                   TOP TEN HOLDINGS
         (as a percentage of total net assets)

FHLMC, TBA Jan., 30 Yr., 6.500% due 01/15/31      12.3%
FHLMC, TBA Jan., 30 Yr., 6.000% due 01/15/31       8.6%
FNMA, Pool #610342, 7.000% due 11/01/31            7.2%
GNMA, TBA Jan., 30 Yr., 6.500% due 01/15/31        5.7%
FHLMC, Pool #C57751, 7.500% due 09/01/31           5.5%
FHLMC, Pool #G01337, 7.000% due 12/01/25           5.1%
FHLMC, Pool #C53100, 7.500% due 06/01/31           4.1%
U.S. Treasury Notes, 6.125% due 11/15/27           3.6%
FHLMC, Pool #C51443, 7.500% due 05/01/31           2.8%
FHLMC, Pool #C62014, 7.500% due 12/01/31           2.1%

                      ASSET MIX
        (as a percentage of total investments)

Mortgage Pass-throughs                            26.3%
Corporate Bonds and Notes                         22.2%
Agencies                                          21.2%
Collateralized Mortgage Obligations               10.2%
Treasuries                                         5.3%
Asset-Backed Securities                            5.1%
Other                                              9.7%

              INVESTMENT GRADE
   (as a percentage of total investments)

Aaa                                    79.4%
Aa                                      1.2%
A                                       9.6%
Baa                                     9.5%
Nonrated                                0.3%

Q: HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK, AND WHY?

A: During a strong period for the bond market, the Fund outperformed the Lehman Brothers Aggregate Bond Index, returning 5.03%, versus 4.66% for the benchmark.

Q: WHICH SPECIFIC SECTORS OR HOLDINGS WITHIN THE PORTFOLIO OUTPERFORMED?

A: Strong security selection was the main performance driver, particularly within the corporate and mortgage sectors at the beginning of the period. In corporates, the bonds we didn't buy helped performance relative to the index, as there were several high-profile defaults, such as Enron, during the period which were reflected in the index. Performance was also driven by some well-timed value trades--buying low on dips and selling into strength--in common names such as Ford. Our most fruitful corporate investment came from buying the Pacific Gas & Electric (PG&E) National Energy Group after PG&E's bankruptcy. This company is not part of the PG&E utility company that went bankrupt, but a separate subsidiary that is well protected from PG&E creditors. In the mortgage-backed sector, we were able to find some big winners, namely mortgages that tend to be more resilient to prepayment activity.

Q: WHAT SECTORS OR HOLDINGS DETRACTED FROM PERFORMANCE?

A: Investments in mortgage-backed securities also contributed to performance in the third quarter of 2001 but detracted during the last six weeks of the year as market volatility rose to unprecedented levels and mortgage yield spreads widened. Investments in corporate bonds from cyclical industries, including chemicals, consumer cyclicals, and paper and forest products, performed well in the final six weeks, as the market began anticipating a recovery in the first half of 2002. Our decision to underweight these sectors also had an impact on the Fund's relative performance.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: Many market participants feel that the economy is poised for a recovery in the second half of 2002. Some anticipate that the economy could rebound so strongly that the Federal Reserve Board will raise rates to temper economic growth and keep inflation at bay. Factors such as lower oil prices, a resilient housing market and declining inventories are all positive influences on growth. Congress has yet to deliver a fiscal stimulus plan, however, and corporations continue to pay down debt; consumers are debt-laden as well. If inflation falls more sharply than expected and companies can't raise prices, it will be harder for firms to repay their debts. Similarly, consumer spending could be muted by rising unemployment. We don't currently see a catalyst for growth that is strong enough to force the Fed to quickly raise rates.

Looking forward we will retain a maximum overweighting in mortgage securities, expecting that they can rebound significantly once rates stop falling and begin to stabilize. In corporates we are cautiously neutral, feeling that corporate bond prices may reflect too much optimism and that there could be more credit pitfalls in 2002. We continue to favor the telecommunications industry, because prices are not currently reflecting improving credit fundamentals there now. We are also currently carrying low weightings in commercial mortgage-backed securities and asset-backed securities, because we don't believe that weakening fundamentals are fully reflected in prices in those sectors.

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

CALL TOLL-FREE 800.572.FUND [3863] OR VISIT montgomeryfunds.com

MONTGOMERY TOTAL RETURN BOND FUND
Portfolio Investments: December 31, 2001 (Unaudited)

PRINCIPAL AMOUNT                                                   VALUE (NOTE 1)

ASSET-BACKED SECURITIES - 6.4%
$   205,000  American Express Credit Account Master Trust,
             Series 2001-2 A,
             5.530% due 10/15/08                                  $      209,559
    230,000  Banc of America Commercial Mortgage, Inc.,
             Series 2000-2 A2,
             7.197% due 05/15/10##                                       244,594
    285,000  BMW Vehicle Owner Trust,
             Series 2001-A A3,
             4.700% due 03/25/05                                         290,999
        870  Chase Funding Mortgage Loan,
             Series 1998-2 IIA2,
             5.875% due 03/25/17                                             877
     77,393  Ford Credit Auto Owner Trust,
             Series 2000-A A4,
             7.090% due 11/17/03##                                        79,343
    182,248  Green Tree Home Equity Loan Trust,
             Series 1999-A A3,
             5.980% due 04/15/18##                                       185,682
     70,000  Green Tree Home Equity Loan Trust,
             Series 1999-D A3,
             7.300% due 08/15/18                                          72,103
    460,000  MBNA Master Credit Card Trust,
             Series 2001-A1 A1,
             5.750% due 10/15/08                                         473,381
    390,000  MBNA Master Credit Card Trust,
             Series 1997-F A,
             6.600% due 11/15/04                                         397,983
    100,000  MBNA Master Credit Card Trust,
             Series 2000-I A,
             6.900% due 01/15/08                                         106,995
    133,018  Premier Auto Trust,
             Series 1999-1 A4,
             5.820% due 10/08/03##                                       135,489
    464,483  Residential Asset Securities Corporation,
             Series 1999-KS1 AI3,
             6.110% due 05/25/24                                         470,976
     23,388  The Money Store Home Equity Trust,
             Series 1994-D A5,
             8.925% due 06/15/22##                                        23,807

TOTAL ASSET-BACKED SECURITIES
(Cost $2,654,089)                                                      2,691,788
                                                                  --------------

CORPORATE BONDS AND NOTES - 27.9%
    100,000  Alberta Energy Company Ltd., Notes,
             7.375% due 11/01/31                                          98,014
    170,000  Albertson's, Inc., Debentures,
             8.000% due 05/01/31                                         188,741
    375,000  Albertson's, Inc., Senior Notes,
             6.550% due 08/01/04                                         394,192
    175,000  Alcan, Inc., Debentures,
             7.250% due 03/15/31                                         183,342
    155,000  AT&T Corporation, Senior Notes,
             7.300% due 11/15/11                                         159,120
     55,000  AT&T Corporation, Senior Notes,
             8.000% due 11/15/31                                          57,763
    375,000  AT&T Wireless Services, Inc.,
             Senior Notes,
             7.875% due 03/01/11                                         401,535
    100,000  BB&T Corporation, Notes,
             6.375% due 06/30/25#                                        102,781
    250,000  Bristol Myers Squibb Company, Notes,
             4.750% due 10/01/06                                         248,240
    100,000  Bristol-Myers Squibb Company, Debentures,
             6.800% due 11/15/26                                         104,185
     40,000  Burlington Northern Santa Fe, Debentures,
             7.950% due 08/15/30                                          44,660
    260,000  Burlington Northern Santa Fe, Notes,
             6.530% due 07/15/37                                         271,482
    120,000  Burlington Northern Santa Fe, Notes,
             7.000% due 08/01/02                                         123,166
    160,000  Canadian National Railway Company, Bonds,
             7.375% due 10/15/31                                         169,698
    255,000  Capital One Bank, Senior Notes,
             6.875% due 02/01/06                                         249,005
     85,000  Carolina Power & Light, Notes,
             6.800% due 08/15/07                                          89,030
    125,000  Citigroup, Inc., Notes,
             6.500% due 01/18/11                                         128,815
    180,000  Countrywide Home Loans, Inc., Notes,
             5.250% due 06/15/04                                         182,792
    315,000  Countrywide Home Loans, Inc., Notes,
             5.500% due 08/01/06##                                       314,660
    105,000  Deutsche Telekom International Finance, Bonds,
             8.250% due 06/15/30                                         116,878
     50,000  Dominion Resources, Inc., Senior Notes,
             8.125% due 06/15/10                                          55,177
    170,000  Dominion Virginia Power, Bonds,
             7.375% due 07/01/02                                         173,471
    125,000  Dominion Virginia Power, Senior Notes,
             5.750% due 03/31/06                                         126,382
     70,000  Energy East Corporation, Notes,
             8.050% due 11/15/10                                          73,045
     45,000  Ford Motor Company, Notes,
             7.450% due 07/16/31                                          41,344
    335,000  Ford Motor Credit Company, Notes,
             6.500% due 01/25/07                                         328,086
    260,000  Ford Motor Credit Company, Notes,
             6.875% due 02/01/06                                         260,603
    105,000  France Telecom, Notes,
             7.200% due 03/01/06                                         111,617
    200,000  Franchise Finance Corporation of America,
             Notes, 6.780% due 02/20/02##                                201,222
    280,000  Franchise Finance Corporation of America,
             Notes, 7.020% due 02/20/03                                  293,345
    240,000  General Motors Acceptance Corporation,
             Notes, 6.125% due 09/15/06                                  237,778
    110,000  Kellogg Company, Debentures,
             7.450% due 04/01/31                                         118,445
    110,000  Kellogg Company, Notes,
             6.600% due 04/01/11                                         113,247
    730,000  Kimco Realty Corporation, Senior Notes,
             6.500% due 10/01/03##                                       759,864
    200,000  Kroger Company, Notes,
             6.800% due 04/01/11                                         205,484
    250,000  Lockheed Martin Corporation, Notes,
             7.200% due 05/01/36##                                       262,395
    145,000  MBNA America Bank N.A., Senior Notes,
             7.750% due 09/15/05##                                       150,352
    205,000  Mellon Funding Corporation, Notes,
             6.400% due 05/14/11                                         207,956
    175,000  Norfolk Southern Corporation, Senior
             Notes,
             8.375% due 05/15/05                                         192,757

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       44

PRINCIPAL AMOUNT                                                   VALUE (NOTE 1)

$   130,000  Northrop Grumman Corporation, Debentures,
             7.750% due 02/15/31                                  $      141,211
     85,000  Petroleos Mexicanos, Notes,
             6.500% due 02/01/05                                          86,912
    150,000  Pfizer, Inc., Notes,
             3.625% due 11/01/04                                         149,565
    200,000  PG&E National Energy Group, Notes,
             10.375% due 05/16/11                                        211,260
    120,000  Phillips Pete Company, Notes,
             6.650% due 03/01/03                                         124,490
    195,000  PNC Funding Corporation, Notes,
             5.750% due 08/01/06                                         198,011
    110,000  Potash Corporation of Saskatchewan, Notes,
             7.750% due 05/31/11                                         116,642
     40,000  Province of Ontario, Senior Notes,
             5.500% due 10/01/08                                          40,112
    180,000  PSEG Energy Holdings, Senior Notes,
             8.500% due 06/15/11                                         176,375
    130,000  PSEG Power, Senior Notes,
             7.750% due 04/15/11                                         136,461
     45,000  Salomon Smith Barney Holdings, Inc., Notes,
             5.875% due 03/15/06                                          46,109
    295,000  Simon Property Group, Inc., Notes,
             7.125% due 09/20/07                                         298,549
     50,000  Southwest Airlines Company,
             Pass-through Certificates,
             5.496% due 11/01/06                                          49,232
     85,000  Southwest Airlines Company,
             Pass-through Certificates,
             6.126% due 11/01/06                                          83,472
    350,000  Sprint Capital Corporation, Notes,
             7.125% due 01/30/06                                         365,148
     65,000  Union Pacific Corporation, Notes,
             7.600% due 05/01/05                                          70,003
     65,000  Union Pacific Corporation, Notes,
             7.875% due 02/15/02                                          65,390
    130,000  United Mexican States, Notes,
             8.375% due 01/14/11                                         135,200
     75,000  Vastar Resources, Inc., MTN,
             6.390% due 01/15/08                                          77,119
     90,000  Viacom, Inc., Notes,
             7.875% due 07/30/30                                          99,355
    275,000  Vodafone AirTouch PLC, Notes,
             7.750% due 02/15/10                                         302,492
    120,000  Washington Mutual Bank, Notes,
             6.875% due 06/15/11                                         123,349
     85,000  Washington Mutual Finance, Senior Notes,
             6.250% due 05/15/06                                          87,789
     25,000  Washington Mutual Finance, Senior Notes,
             6.875% due 05/15/11                                          25,734
    315,000  Wells Fargo Bank N.A., Notes,
             6.450% due 02/01/11                                         322,182
    160,000  WorldCom, Inc., Bonds,
             8.250% due 05/15/31                                         169,613
     75,000  WorldCom, Inc., Debentures,
             7.125% due 06/15/27                                          77,275
     75,000  WorldCom, Inc., Notes,
             6.500% due 05/15/04                                          77,104
    345,000  WorldCom, Inc., Notes,
             7.500% due 05/15/11                                         355,488
     30,000  WorldCom, Inc., Notes,
             8.000% due 05/15/06                                          31,964
TOTAL CORPORATE BONDS AND NOTES
(Cost $11,546,429)                                                    11,784,275
                                                                  --------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 48.7%

AGENCIES:
 $3,730,000  TBA Jan., 30 Yr., 6.000% due 01/15/31                     3,651,894
  5,200,000  TBA Jan., 30 Yr., 6.500% due 01/15/31                     5,206,500
                                                                  --------------
                                                                       8,858,394

CMOS:
    175,000  1506PH (PAC), 6.800% due 04/15/08                           186,671
    300,000  1638E (PAC), 6.250% due 04/15/23##                          312,820
    389,639  16D (TAC), 10.000% due 10/15/19##                           422,698
    600,513  2098VA (PAC), 6.000% due 10/15/05##                         621,554
    184,282  2114VM (AD), 6.000% due 09/15/04##                          190,595
                                                                  --------------
                                                                       1,734,338

PASS-THROUGHS:
  1,163,828  Pool #C51443, 7.500% due 05/01/31##                       1,200,558
  1,681,715  Pool #C53100, 7.500% due 06/01/31                         1,734,790
  2,230,115  Pool #C57751, 7.500% due 09/01/31                         2,303,988
    377,400  Pool #C62011, 7.500% due 12/01/31                           390,609
    372,009  Pool #C62012, 7.500% due 12/01/31                           385,029
    300,717  Pool #C62013, 7.500% due 12/01/31                           311,242
    848,525  Pool #C62014, 7.500% due 12/01/31##                         878,223
    347,795  Pool #C62015, 7.500% due 12/01/31                           359,968
    257,537  Pool #C62016, 7.500% due 12/01/31                           266,551
  2,100,000  Pool #G01337, 7.000% due 12/01/25                         2,155,125
                                                                  --------------
                                                                       9,986,083
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
(Cost $20,549,416)                                                    20,578,815
                                                                  --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 17.3%

CMOS:
    500,000  1673J (PAC), 6.000% due 04/15/23                            500,195
    252,568  1988-16B (PAC), 9.500% due 06/25/18##                       277,810
    200,000  1993-135PG (PAC), 6.250% due 07/25/08##                     207,032
    220,567  2001-36V (AD), 5.500% due 10/25/15                          214,140
    300,000  2149TR (PAC), 6.500% due 01/15/22##                         311,191
    500,000  2343VH (PAC), 6.500% due 09/15/16                           502,246
    834,824  2359PV (PAC), 6.500% due 02/15/24                           834,563
    800,000  2359PA (PAC), 6.000% due 08/15/10                           827,656
                                                                  --------------
                                                                       3,674,833

PASS-THROUGHS:
    306,420  Pool #359420, 5.500% due 07/01/24                           296,652
    172,545  Pool #481487, 6.500% due 03/01/29                           173,461
    159,342  Pool #591318, 5.000% due 07/01/31                           145,736
  2,984,479  Pool #610342, 7.000% due 11/01/31##                       3,045,101
                                                                  --------------
                                                                       3,660,950
TOTAL FEDERAL HOME LOAN MORTGAGE ASSOCIATION
(Cost $7,377,381)                                                      7,335,783
                                                                  --------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 6.5%

AGENCIES:
  2,400,000  TBA Jan., 30 Yr., 6.500% due 01/15/31                     2,408,256

PASS-THROUGHS:
     24,305  Pool #345362, 8.500% due 01/15/23                            26,189
    155,903  Pool #349544, 8.500% due 02/15/23##                         167,985
      6,622  Pool #359315, 8.500% due 07/15/23                             7,135
    131,645  Pool #781058, 9.000% due 11/15/09##                         143,149
                                                                  --------------
                                                                         344,458
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(Cost $2,739,554)                                                      2,752,714
                                                                  --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       45

PRINCIPAL AMOUNT                                                   VALUE (NOTE 1)

U.S. TREASURY BONDS - 2.0%
$    90,000  U.S. Treasury Bonds, 5.375% due 02/15/31             $       88,762
    567,000  U.S. Treasury Bonds, 8.875% due 02/15/19                    760,846
                                                                  --------------

TOTAL U.S. TREASURY BONDS
(Cost $900,728)                                                          849,608
                                                                  --------------

U.S. TREASURY NOTES - 4.7%
    460,000  U.S. Treasury Notes, 3.500% due 11/15/06                    443,578
  1,460,000  U.S. Treasury Notes, 6.125% due 11/15/27##                1,536,256

TOTAL U.S. TREASURY NOTES
(Cost $2,006,742)                                                      1,979,834
                                                                  --------------

TOTAL SECURITIES
(Cost $47,774,339)                                                    47,972,817

PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 12.2%
$ 5,159,000  Greenwich Capital Securities, Inc.^
             1.88% dated 12/31/01, due 01/02/02
             (Cost $5,159,000)                                         5,159,000
                                                                  --------------

TOTAL INVESTMENTS - 125.7%
(Cost $52,933,339*)                                                   53,131,817

OTHER ASSETS AND LIABILITIES - (25.7)%
(Net)                                                                (10,868,654)
                                                                  --------------

NET ASSETS - 100.0%                                               $   42,263,163
                                                                  ==============

Please refer to page 60 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND | MNSGX

WILLIAM STEVENS                   Senior Portfolio Manager
MARIE CHANDOHA                           Portfolio Manager
Average annual total returns for the period ended 12/31/01

         SHORT DURATION GOVERNMENT BOND FUND
Since inception (12/18/92)                  6.50%
One year                                    7.81%
Five years                                  6.55%

 LEHMAN BROTHERS GOVERNMENT BOND 1-3 YEAR INDEX
Since 12/18/92                              6.08%
One year                                    8.53%
Five years                                  6.64%

[CHART OF GROWTH OF A $10,000 INVESTMENT]

              MONTGOMERY SHORT DURATION       LEHMAN BROTHERS GOVERNMENT           LIPPER SHORT U.S.
                GOVERNMENT BOND FUND             BOND 1-3 YEAR INDEX(1)       GOVERNMENT FUNDS AVERAGE(2)
July 01             $17,300                           $16,502                           $15,719
Aug                 $17,427                           $16,606                           $15,804
Sept                $17,705                           $16,884                           $16,011
Oct                 $17,897                           $17,052                           $16,151
Nov                 $17,795                           $17,005                           $16,091
Dec                 $17,757                           $17,015                           $16,076

(1) The Lehman Brothers Government Bond 1-3 Year Index comprises all U.S. government issues with maturities of one to three years.
(2) The Lipper Short U.S. Government Funds Average universe cosists of 38 funds.

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Fund performance presented is for Class R shares.

                     TOP TEN HOLDINGS
            (as a percentage of total net assets)

FNMA, 2001-76UA (PAC), 5.000% due 05/25/12          8.8%
U.S. Treasury Notes, 5.875% due 11/15/04            8.6%
FHLMC, Pool #C57751, 7.500% due 09/01/31            5.4%
FNMA, Pool #G11186, 6.500% due 11/01/11             5.3%
FHLMC, 1404F (PAC), 3.500% due 11/15/07             4.7%
FHLMC, 1693H (PAC), 6.000% due 12/15/08             3.9%
FNMA, Pool #C60413, 7.500% due 11/01/31             3.8%
FHLMC, 1490CA (PAC), 6.500% due 04/15/08            2.6%
FHLMC, 2339PG (PAC), 5.500% due 02/15/23            2.4%
FNMA, Pool #581999, 6.500% due 09/01/15             2.2%

                   ASSET MIX
       (as a percentage of total investments)

Collateralized Mortgage Obligations             44.4%
Mortgage Pass-throughs                          26.5%
Asset-Backed Securities                          9.4%
Treasuries                                       8.1%
Corporate Bonds and Notes                        0.6%
Other                                           11.0%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Note that U.S. government bonds are backed by the full faith and credit of the U.S. government and are guaranteed as to the timely payment of principal and interest. If you hold them to maturity, your rate of return is fixed and you will receive the principal of the bond in full. Investing in mutual funds involves certain risks, including the possible loss of principal value.

Q: HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK, AND WHY?

A: The Fund slightly lagged its benchmark, the Lehman Brothers Government Bond 1-3 Year Index, returning 3.80%, versus 4.32%, because of our relative overweighted position in mortgage-backed securities.

Q: WHICH SPECIFIC SECTORS OR HOLDINGS UNDERPERFORMED?

A: As a sector, mortgage-backeds lagged due to volatility in interest rates. Mortgages tend to underperform in two instances--when interest rates fall or when market volatility rises. When rates fall, it encourages homeowners to pay off their mortgages early in order to refinance at a lower rate. We hold mortgage securities that are less sensitive to refinancing activity in the Fund, so the lower rates immediately following the 9/11/01 tragedy did not effect our holdings significantly. In fact, they benefited in a flight to quality. However, during the last six months of 2001, market volatility rose to unprecedented levels as market participants tried to determine whether the economy was headed into continued decline or was in an improving trend. This volatility caused mortgage yield premiums to widen, which detracted from performance.

Q: WHAT WERE THE POSITIVE STORIES?

A: Although our overweight position in the mortgage-backed sector led to under-performance, ironically, certain mortgage-backed securities were our best performers. As we mentioned above, the portfolio holds highly prepayment-protected mortgages. As interest rates fell after the terrorist attacks, the market appreciated the value of prepayment protection within a heavy refinancing environment. In addition, the flight to quality after the terrorist attacks helped Fund performance because of its focus on government securities. Lastly, the continued easing of short-term interest rates helped propel relatively high returns for short-term government funds like this one.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: In 2001, the Fund's returns were driven largely by the aggressive Fed policy. However, market yields have risen recently in anticipation that the economy will rebound during the second half of 2002 and that the Fed will start to raise rates in order to control growth and inflation. We think this contention is premature, since it's hard for us to see a catalyst in the economy strong enough to cause growth and inflationary pressures to reach a level that causes the Fed to feel compelled to raise rates. Market yields could bounce around a bit as observers analyze emerging data. Overall we believe the Fund will continue to generate positive returns. However, it's unlikely that we'll see the kind of strong price gains in short-term government bonds that we did in 2001. We are holding onto our mortgage positions, anticipating that they should perform well in the first quarter, as volatility and refinancing dissipate.

CALL TOLL-FREE 800.572.FUND [3863] OR VISIT montgomeryfunds.com

MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND
Portfolio Investments: December 31, 2001 (Unaudited)

PRINCIPAL AMOUNT                                                   VALUE (NOTE 1)

ASSET-BACKED SECURITIES - 9.4%
$ 3,200,000  Advanta Mortgage Loan Trust,
             Series 1999-3 A3,
             7.38% due 10/25/17                                   $    3,324,928
    281,376  Americredit Automobile Receivables Trust,
             Series 1999-C A3,
             6.84% due 10/05/03                                          282,904
     43,832  Arcadia Automobile Receivables Trust,
             Series 1997-D A3,
             6.20% due 05/15/03                                           43,918
    324,461  Arcadia Automobile Receivables Trust,
             Series 1999-A A4,
             5.94% due 08/15/03                                          325,765
    436,716  Conseco Finance Securitization,
             Series 2000-D A2,
             7.67% due 02/15/16                                          439,909
     94,688  DaimlerChrysler Auto Trust,
             Series 2000-B A2,
             7.30% due 03/10/03                                           94,889
    200,000  Discover Card Master Trust I,
             Series 1998-7 A,
             5.60% due 05/16/06                                          207,242
    390,434  EQCC Home Equity Loan Trust,
             Series 1998-1 A3F,
             6.23% due 12/15/12##                                        390,914
    397,646  First Plus Home Loan Trust,
             Series 1998-3 A5,
             6.49% due 07/10/17                                          399,049
  2,750,000  Ford Credit Auto Owner Trust,
             Series 1999-A B,
             5.79% due 06/16/03                                        2,788,555
  3,600,000  Ford Credit Auto Owner Trust,
             Series 1999-B B,
             6.16% due 08/15/03                                        3,667,356
  1,862,103  Green Tree Home Equity Loan Trust,
             Series 1999-A A3,
             5.98% due 04/15/18                                        1,897,185
  1,200,000  MBNA Master Credit Card Trust,
             Series 1998-D A,
             5.80% due 12/15/05                                        1,244,664
  6,950,000  MBNA Master Credit Card Trust,
             Series 2000-A A,
             7.35% due 07/16/07                                        7,511,421
  1,530,000  MBNA Master Credit Card Trust,
             Series 2000-I A,
             6.90% due 01/15/08                                        1,637,023
  3,715,868  Residential Asset Securities Corporation,
             Series 1999-KS1 AI3,
             6.11% due 05/25/24                                        3,767,816
  1,229,911  Residential Asset Securities Corporation,
             Series 1999-KS3 AI2,
             7.08% due 09/25/20                                        1,233,995
    712,500  Sears Credit Account Master Trust,
             Series 1997-1 A,
             6.20% due 07/16/07                                          732,792
  1,000,000  Sears Credit Account Master Trust,
             Series 2000-1 A,
             7.25% due 11/15/07                                        1,054,800
    342,041  The Money Store Home Equity Trust,
             Series 1994-D A5,
             8.93% due 06/15/22                                          348,164
$ 3,000,000  Toyota Auto Lease Trust, Series 1998-B A3,
             5.50% due 12/26/03                                        3,021,540

TOTAL ASSET-BACKED SECURITIES
(Cost $34,380,935)                                                    34,414,829
                                                                  --------------

CORPORATE BONDS AND NOTES - 0.6%
  1,000,000  Johnson & Johnson, Notes,
             7.375% due 06/29/02                                       1,026,290
  1,115,000  Province of Manitoba, Debentures,
             6.750% due 03/01/03                                       1,158,619

TOTAL CORPORATE BONDS AND NOTES
(Cost $2,127,599)                                                      2,184,909
                                                                  --------------

FEDERAL HOME LOAN BANK (FHLB) - 0.1%
    500,000  4.536% (FLTR) due 07/29/03#
             (Cost $473,295)                                             512,870

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 33.9%

CMOS:
 17,519,981  1404F (PAC), 3.500% due 11/15/07                         17,264,025
    890,612  1464JB (AD), 7.400% due 02/15/03##                          907,561
  7,250,000  1488PG (PAC), 7.000% due 04/15/08                         7,601,738
  9,000,000  1490CA (PAC), 6.500% due 04/15/08                         9,392,344
    418,888  1606G (PAC), 5.750% due 01/15/08                            422,998
  5,143,205  1618G (PAC), 5.850% due 10/15/07##                        5,234,960
    746,936  1661PG (PAC), 6.000% due 03/15/08##                         758,065
 13,900,000  1693H (PAC), 6.000% due 12/15/08                         14,459,801
  3,348,301  16D (TAC), 10.000% due 10/15/19##                         3,632,384
  2,967,734  2098VA (PAC), 6.000% due 10/15/05##                       3,071,721
    645,384  2106BC (PAC), 5.500% due 06/15/17                           653,619
  2,355,644  2114VM (AD), 6.000% due 09/15/04##                        2,436,343
  3,358,428  2121TA (PAC), 6.000% due 04/15/08##                       3,400,408
  6,153,387  2122VA (AD), 6.500% due 12/01/09                          6,362,972
  2,520,714  2122VA (AD), 6.000% due 09/15/05##                        2,608,840
  1,090,293  2158PC (PAC), 6.000% due 11/15/06##                       1,104,041
  8,700,000  2339PG (PAC), 5.500% due 02/15/23                         8,875,699
  6,397,171  2360PA (PAC), 6.000% due 01/15/06                         6,545,329
  1,750,000  MTN 6.380% due 11/15/03                                   1,852,410
                                                                  --------------
                                                                      96,585,258
NOTES:
  1,000,000  MTN 5.000% due 05/19/03#                                  1,008,594

PASS-THROUGHS:
  1,214,609  Pool #555472, 9.750% due 07/01/11##                       1,322,832
  2,259,930  Pool #736001, 9.500% due 01/01/06                         2,431,013
 19,392,307  Pool #C57751, 7.500% due 09/01/31                        20,034,677
  3,159,812  Pool #C60412, 7.500% due 11/01/31                         3,272,381
                                                                  --------------
                                                                      27,060,903
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
(Cost $123,955,311)                                                  124,654,755
                                                                  --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 39.9%

CMOS:
  7,090,000  1992-193HB (PAC), 6.500% due 11/25/07                     7,437,022
  6,278,038  1993-008H (PAC), 7.000% due 01/25/08##                    6,584,829
  7,675,000  1993-10PH (PAC), 6.500% due 12/25/07                      7,972,706
  5,641,519  1993-85PG (PAC), 6.250% due 05/25/07                      5,721,291
    799,000  1993-99D (AD), 6.700% due 03/25/04                          821,995
  1,504,554  1994-39PG (PAC), 6.150% due 06/25/20                      1,526,144
  3,830,239  1999-11B (AD), 5.500% due 04/25/07                        3,922,853

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       48

PRINCIPAL AMOUNT                                                   VALUE (NOTE 1)

$ 3,215,416  1999-34VE (AD), 6.500% due 09/25/05                  $    3,348,554
  2,450,744  2001-36 V (AD), 5.500% due 10/25/15                       2,379,328
 32,400,000  2001-76 UA (PAC), 5.000% due 05/25/12                    32,558,203
  3,000,000  2359PA (PAC), 6.000% due 08/15/10                         3,103,711
                                                                  --------------
                                                                      75,376,636

PASS-THROUGHS:
  3,144,235  Pool #100220, 8.000% due 07/15/16                         3,346,661
    581,587  Pool #252432, 5.000% due 02/01/09                           581,768
  4,257,289  Pool #303382, 6.500% due 09/01/09                         4,403,633
    746,739  Pool #348144, 8.500% due 04/01/10                           786,175
  2,001,709  Pool #351627, 6.500% due 09/01/09                         2,070,518
  3,215,748  Pool #391085, 6.500% due 06/01/09                         3,326,289
  1,331,220  Pool #420599, 5.000% due 03/01/27                         1,254,262
    576,442  Pool #457220, 10.000% due 09/01/12                          633,907
  4,106,038  Pool #545105, 6.500% due 11/01/09                         4,247,183
  7,848,117  Pool #581999, 6.500% due 09/01/15                         8,117,896
  1,954,358  Pool #582003, 7.000% due 10/01/12                         2,036,812
      3,692  Pool #730288, 8.500% due 07/01/06                             3,870
 13,450,646  Pool #C60413, 7.500% due 11/01/31                        13,929,826
    724,527  Pool #E40290, 8.500% due 06/01/07                           762,790
  2,976,337  Pool #E82000, 7.000% due 10/01/12                         3,107,474
    326,979  Pool #G10007, 8.500% due 03/01/06                           344,247
 18,720,505  Pool #G11186, 6.500% due 11/01/11                        19,364,022
  2,031,042  Pool #L74747, 5.500% due 05/01/03##                       2,047,534
    469,892  Pool #L74798, 5.000% due 08/01/03                           465,635
    797,452  Pool #L74820, 5.000% due 09/01/03##                         790,227
                                                                  --------------
                                                                      71,620,729

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
(Cost $146,910,696)                                                  146,997,365
                                                                  --------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 2.6%

CMOS:
  1,312,617  1996-22VA (AD), 7.000% due 01/16/05                       1,358,677
  2,040,486  1998-18VL (AD), 6.500% due 07/20/05                       2,124,975
                                                                  --------------
                                                                       3,483,652

PASS-THROUGHS:
      3,939  Pool #1123, 10.500% due 01/20/19                              4,489
  2,703,019  Pool #354782, 7.000% due 03/15/24                         2,868,578
  2,869,905  Pool #780210, 8.000% due 07/15/10                         3,044,797
                                                                  --------------
                                                                       5,917,864

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(Cost $9,177,299)                                                      9,401,516
                                                                  --------------

U.S. TREASURY NOTES - 8.6%
 30,040,000  U.S. Treasury Notes, 5.875% due 11/15/04
             (Cost $32,049,466)                                       31,816,565

TOTAL SECURITIES
(Cost $349,074,601)                                                  349,982,809

REPURCHASE AGREEMENT - 12.2%
$44,813,000  Greenwich Capital Securities, Inc.^
             1.88% dated 12/31/01, due 01/02/02
             (Cost $44,813,000)                                       44,813,000

TOTAL INVESTMENTS - 107.3%
(Cost $393,887,601*)                                                 394,795,809

OTHER ASSETS AND LIABILITIES - (7.3)%
(Net)                                                             $  (26,801,831)
                                                                  --------------

NET ASSETS - 100.0%                                               $  367,993,978
                                                                  ==============

Please refer to page 60 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND | MNCTX

WILLIAM STEVENS                   Senior Portfolio Manager
KELLY MAINELLI                           Portfolio Manager
Average annual total returns for the period ended 12/31/01

 CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND
Since inception (7/1/93)                            5.11%
One year                                            4.10%
Five years                                          5.08%

MERRILL LYNCH CALIFORNIA INTERMEDIATE MUNICIPAL BOND INDEX
Since 6/30/93                                       4.76%
One year                                            4.83%
Five years                                          5.14%

[CHART OF GROWTH OF A $10,000 INVESTMENT]

           MONTGOMERY CALIFORNIA     MERRILL LYNCH CALIFORNIA         LIPPER CALIFORNIA
           TAX-FREE INTERMEDIATE     INTERMEDIATE MUNICIPAL       INTERMEDIATE MUNICIPAL DEBT
                BOND FUND                BOND INDEX(1)                FUNDS AVERAGE(2)
July-01          $15,221                  $14,753                        $14,904
Aug              $15,497                  $14,984                        $15,184
Sept             $15,426                  $14,997                        $15,145
Oct              $15,657                  $15,042                        $15,303
Nov              $15,447                  $14,898                        $15,172
Dec              $15,273                  $14,849                        $15,043

(1) The Merrill Lynch California Intermediate Municipal Bond Index is composed of those issues contained in the broader Merrill Lynch California Municipal Bond Index whose maturities range from three to seven years.
(2) The Lipper California Intermediate Municipal Debt Funds Average universe consists of 12 funds.

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. Performance figures reflect a partial waiver of fees without which the total return would have been lower.

                                TOP TEN HOLDINGS
                     (as a percentage of total net assets)

San Bernardino County, California, Transportation Authority Sales
Tax Revenue, Series A (AMBAC Insured), 5.000% due 03/01/10                   7.9%
Central Valley, California, School Districts
Financing Authority, Series A (MBIA Insured), 6.450% due 02/01/18            6.7%
San Bernardino County, California, Lease Revenue, Series A,
4.625% due 06/01/02                                                          5.0%
Southern California, Public Power Authority, Revenue
(FSA Insured), 6.750% due 07/01/12                                           4.4%
South Orange County, California, Public Financing Authority,
Special Tax Revenue, Foothill Area, Series C,
7.500% due 08/15/07                                                          4.4%
Riverside County, California, Transportation Commission Sales
Tax Revenue, Series A (FGIC Insured), 6.000% due 06/01/09                    4.2%
California Health Facilities Financing Authority Revenue,
Insured Hospitals, Series A, 1.700% due 09/01/28                             3.7%
Santa Clara County, California, Financing Authority Lease Revenue
(AMBAC Insured), 7.750% due 11/15/11                                         3.2%
Anaheim, California, Public Financing Authority Lease Revenue,
Public Improvements Project. Series C (FSA Insured)
6.000% due 09/01/16                                                          3.0%
Anaheim, California, Public Financing Authority, Lease Revenue,
Series C (FSA Insured), 6.000% due 09/01/12                                  2.8%

                    INVESTMENT GRADE
         (as a percentage of total net assets)

Aaa                                                85.0%
Aa                                                  3.5%
A                                                   0.7%
Baa                                                 0.7%
Nonrated                                           10.1%

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001, AND WHY?

A: The Fund's performance lagged that of the Merrill Lynch California Intermediate Municipal Bond Index for the period, returning 1.64%, versus 2.11% for the benchmark. During the fourth quarter, lower-quality and shorter-maturity bonds outperformed higher-quality and longer-maturity issues, as market sentiment improved regarding the future of the economy. The Fund held longer average maturity holdings relative to the benchmark and was focused on higher-quality bonds. This positioning hurt the Fund's relative performance.

Q: WHAT FACTORS HAD AN IMPACT ON THE FUND'S PERFORMANCE?

A: We were positioned with a longer average maturity, because we felt that over the long term interest rates would eventually head lower due to continued economic weakness in the California economy. With this scenario, buying longer-maturity issues helps the Fund lock in more-attractive yields before they fall. Unfortunately, during the second half of 2001, this approach ran contrary to over-all market sentiment, which priced into bond prices both stronger growth and higher interest rates. We felt that our bias toward higher credit quality would insulate the Fund from any ongoing difficulties that California might encounter. We anticipate that the state government could continue to struggle in the face of declining revenues and the residual effects of 2001's power crisis. Again, with investors generally expecting an economic turnaround, this outlook ran against the market's tide during the period.

The Fund benefited from avoiding California general obligation bonds. These bonds are directly funded by state tax revenues and are thus reliant on the state's economy for their relative strength or weakness. In 2001 the State of California suffered a credit rating downgrade--and it may face another in the coming months. Rather than invest in that sector, we turned our focus to municipal bonds issued by local municipal entities such as towns, counties, and school and water districts. Funding streams for these bonds tend to be insulated from problems suffered by the state economy as a whole. For example, local school district bonds are generally funded by property taxes, and water district bonds are paid for by water-bill receivables. These two funding sources are more reliable than the state tax revenues that fund general obligation bonds. Overall, these more-local credits helped the Fund's performance.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: As we see it, the California economy has more potential problems. The state currently has a $12 billion budget shortfall, which could increase. The state will likely have to cut the budget, which means less discretionary spending and the potential for tax increases, both of which would hurt economic growth in California. In addition, the state still has to come to terms with how to fund the 2001 bail- out of the power crisis. Due to these ongoing issues, we intend to focus on local municipal bonds and stay out of California general obligation bonds during the first part of 2002, until we can read the data to get a better handle on the future direction of the state's economy. To that end we continue to hold a relatively high stake in insured bonds, to help protect the Fund from potential negative effects of a credit downgrade or a sharp decline in growth. We also intend to maintain a focus on higher-quality bonds, due to continued concerns about the California economy and the quality of the state's credit. Other factors weighing on our approach relate to 2002's being an election year and ongoing questions about the power situation.

A portion of income may be subject to some state and/or local taxes, and, for certain investors, a portion may be subject to the federal alternative minimum tax.

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

CALL TOLL-FREE 800.572.FUND [3863] OR VISIT montgomeryfunds.com

MONTGOMERY CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND
Portfolio Investments: December 31, 2001 (Unaudited)

PRINCIPAL AMOUNT                                                    VALUE (NOTE 1)

MUNICIPAL BONDS AND NOTES - 100.7%

CALIFORNIA - 98.8%
$ 1,070,000  Anaheim, California, Public Financing
             Authority Lease Revenue, Public
             Improvements Project, Series C
             (FSA Insured)
             6.000% due 09/01/16                                  $    1,209,999
  1,000,000  Anaheim, California, Public Financing
             Authority, Lease Revenue, Series C
             (FSA Insured)
             6.000% due 09/01/12                                       1,133,080
    225,000  California Pollution Control Financing
             Authority Revenue, Gas & Electric, Refunding
             5.900% due 06/01/14                                         251,505
    300,000  California Educational Authority Revenue,
             University of San Francisco
             4.050% due 04/01/02                                         300,807
    250,000  California Educational Authority Revenue,
             University of San Francisco
             6.000% due 10/01/08                                         280,842
  1,500,000  California Health Facilities Financing Authority
             Revenue, Insured Hospitals, Series A
             1.700% due 09/01/28#                                      1,500,000
    780,000  California Health Facilities Financing Authority
             Revenue, Scripps Health, Series C
             (MBIA Insured)
             5.500% due 05/01/05                                         841,753
     75,000  California Public Works Board High
             Technology Lease Revenue, San Jose
             Facilities, Series A (AMBAC Insured)
             7.750% due 08/01/06                                          82,772
    250,000  California State
             7.000% due 04/01/06                                         283,877
  1,000,000  California State Department of Water
             Revenue, Series W
             5.500% due 12/01/13                                       1,087,520
    500,000  California State Public Works Board, Lease
             Revenue, Department of Corrections,
             Series D (FSA Insured)
             5.250% due 06/01/15                                         524,560
  1,000,000  California State Public Works Board, Lease
             Revenue, Regents University of California,
             Series A
             5.250% due 06/01/11                                       1,066,450
  1,000,000  California State Public Works Board, Lease
             Revenue, Various Universities Project,
             Series A (MBIA Insured)
             5.500% due 06/01/14                                       1,077,450
    250,000  California Statewide Communities
             Development Authority Revenue, Certificates
             of Participation (Sutter Health System Group)
             6.500% due 07/01/04                                         273,948
    150,000  Castaic Lake, California, Water Agency,
             Certificates of Participation, Refunding, Water
             System Improvement Project, Series A
             (MBIA Insured)
             7.250% due 08/01/07                                         176,598
    500,000  Castaic Lake, California, Water Agency,
             Certificates of Participation, Refunding, Water
             System Improvement Project, Series A
             (MBIA Insured)
             7.250% due 08/01/08                                         596,300
  2,295,000  Central Valley, California, School Districts
             Financing Authority, Series A
             (MBIA Insured)
             6.450% due 02/01/18                                       2,690,268
    500,000  Chino Basin, California, Regional Financing
             Authority Revenue, Municipal Water and
             District Sewer Systems Project
             (AMBAC Insured)
             7.000% due 08/01/06                                         576,800
    240,000  Chino Basin, California, Regional Financing
             Authority Revenue, Municipal Water and
             District Sewer Systems Project
             (AMBAC Insured)
             7.000% due 08/01/08                                         282,775
    100,000  Coalinga, California, Public Financing
             Authority Revenue, Series A (AMBAC Insured)
             5.850% due 09/15/13                                         109,812
    100,000  Commerce, California, Community
             Development Commission, Tax Allocation,
             Merged Redevelopment Project, Series A,
             Refunding
             5.100% due 08/01/04                                         103,954
    120,000  Commerce, California, Community
             Development Commission, Tax Allocation,
             Merged Redevelopment Project, Series A,
             Refunding
             5.500% due 08/01/09                                         125,665
    190,000  Commerce, California, Community
             Development Commission, Tax Allocation,
             Merged Redevelopment Project, Series A,
             Refunding
             5.200% due 08/01/05                                         199,261
    300,000  Contra Costa, California, Transportation
             Authority, Series A (FGIC Insured)
             6.000% due 03/01/05                                         327,102
    250,000  Elsinore Valley, California, Municipal Water
             District, Certificates of Participation, Series A,
             Refunding (FGIC Insured)
             6.000% due 07/01/12                                         282,875
    130,000  Emeryville, California, Public Financing
             Authority Housing Revenue
             5.600% due 09/01/06                                         144,628
    140,000  Emeryville, California, Public Financing
             Authority Housing Revenue
             5.600% due 09/01/06                                         151,278
    290,000  Fresno, California, Sewer Revenue, Series A
             (MBIA Insured)
             6.000% due 09/01/07                                         323,756
    180,000  La Mesa, California, Improvement Board,
             Assessment District 98-1
             4.900% due 09/02/04                                         182,588
    100,000  La Mesa, California, Improvement Board,
             Assessment District 98-1
             5.500% due 09/02/11                                         100,812
    175,000  Lafayette, California,
             Elementary School District
             6.900% due 05/15/06                                         200,018
    180,000  Los Angeles County, California,
             Transportation Commission, Sales Tax
             Revenue, Proposition C, Series A
             6.200% due 07/01/04                                         194,720

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       51

PRINCIPAL AMOUNT                                                    VALUE (NOTE1)
$   850,000  Los Gatos, California,
             Unified School District, Election 2001,
             General Obligation Bonds, Series A(FGIC
             Insured)
             5.000% due 08/01/11                                  $      899,419
    250,000  Mammoth, California,
             Community Water District
             5.100% due 09/02/07                                         252,060
    120,000  Manteca, California, School District,
             Community Facilities District No. 89-1
             5.400% due 09/01/10                                         120,306
    170,000  Manteca, California, School District,
             Community Facilities District No. 89-1
             5.450% due 09/01/11                                         170,043
    105,000  Metropolitan Water District of Southern
             California, General Obligation Bonds, Series B
             5.250% due 03/01/07                                         110,862
    250,000  Ontario, California, Redevelopment Financing
             Authority, Revenue Refunding (Ontario
             Redevelopment Project No. 1) (MBIA Insured)
             6.550% due 08/01/06                                         283,665
    500,000  Orange County, California, Tax & Revenue
             Anticipation Notes Authority Revenue
             (MBIA Insured)
             6.000% due 02/15/08                                         556,605
     45,000  Piedmont, California, School District, Series A
             7.100% due 08/01/02                                          46,455
    100,000  Pleasanton, California, Unified School District,
             Series E (FGIC Insured)
             8.250% due 08/01/05                                         117,371
    200,000  Pleasanton, California, Unified School District,
             Series E (FGIC Insured)
             8.250% due 08/01/06                                         240,770
             Port of Redwood City, California:
    160,000  4.100% due 06/01/02                                         160,963
    185,000  4.200% due 06/01/03                                         188,883
    190,000  4.350% due 06/01/04                                         194,533
    210,000  4.600% due 06/01/06                                         215,895
    225,000  4.800% due 06/01/08                                         228,087
    200,000  Rancho, California, Water District Financing
             Authority, Revenue Refunding (FGIC Insured)
             6.500% due 11/01/05                                         224,876
  1,500,000  Riverside County, California, Transportation
             Commission Sales Tax Revenue, Series A
             (FGIC Insured)
             6.000% due 06/01/09                                       1,680,435
    655,000  Riverside, California, Community College
             District, Certificates of Participation,
             Refunding (AMBAC Insured)
             5.500% due 10/01/10                                         716,721
    625,000  Sacramento, California, Municipal Utilities,
             Electric Revenue Refunding, Series A
             (MBIA Insured)
             6.250% due 08/15/10                                         714,344
  2,000,000  San Bernardino County, California,
             Lease Revenue, Series A
             4.625% due 06/01/02                                       2,024,740
  3,000,000  San Bernardino County, California,
             Transportation Authority Sales Tax Revenue,
             Series A (AMBAC Insured)
             5.000% due 03/01/10                                       3,174,780
    445,000  San Francisco City & County International
             Airport Revenue, AMT Second Series
             8.000% due 05/01/06                                         519,827
    500,000  San Francisco City & County International
             Airport Revenue, AMT Second Series
             8.000% due 05/01/09                                         582,015
    300,000  San Francisco, California, City and County,
             General Obligation Bonds,
             Series 1, Refunding
             4.100% due 06/15/02                                         303,435
    775,000  San Mateo County, California,
             District Transportation Sales Tax Revenue,
             Series A (MBIA Insured)
             5.000% due 06/01/08                                         827,429
    240,000  San Mateo-Foster City, California,
             School District (MBIA Insured)
             7.750% due 08/01/06                                         284,998
    235,000  San Ysidro, California, School District,
             General Obligation Bonds
             (AMBAC Insured)
             5.050% due 08/01/09                                         250,982
  1,000,000  Santa Clara County, California,
             Financing Authority Lease Revenue
             (AMBAC Insured)
             7.750% due 11/15/11                                       1,270,270
    200,000  Santa Rosa, California, Central Packaging
             Service Facilities, Refunding
             4.800% due 07/02/06                                         207,772
    100,000  Santa Rosa, California, Central Packaging
             Service Facilities, Refunding
             4.900% due 07/02/07                                         103,403
    170,000  Santa Rosa, California, Central Packaging
             Service Facilities, Refunding
             5.100% due 07/02/09                                         175,205
    290,000  Santa Rosa, California, High School District
             10.000% due 05/01/02                                        297,839
  1,500,000  South Orange County, California, Public
             Financing Authority, Special Tax Revenue,
             Foothill Area, Series C
             7.500% due 08/15/07                                       1,782,300
     95,000  South Tahoe, California,
             Joint Powers Financing Authority
             4.450% due 10/01/06                                          97,655
    105,000  South Tahoe, California,
             Joint Powers Financing Authority
             4.625% due 10/01/08                                         106,359
    100,000  South Tahoe, California,
             Joint Powers Financing Authority Revenue
             4.500% due 10/01/07                                         101,511
  1,500,000  Southern California, Public Power Authority
             Revenue (FSA Insured)
             6.750% due 07/01/12                                       1,790,880
    255,000  Tulare, California,
             Waste Water System Revenue
             4.450% due 03/01/04                                         261,694
    500,000  Turlock, California, Irrigation District
             Revenue, Series A, Refunding
             6.000% due 01/01/11                                         562,835
             Walnut Valley, California, School District,
             Series A (MBIA Insured):
    100,000  6.850% due 08/01/07                                         116,007
    215,000  8.000% due 08/01/09                                         269,118

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       52

PRINCIPAL AMOUNT                                                    VALUE (NOTE 1)
$   360,000  Wiseburn, California, School District, Series A
             (FGIC Insured)
             6.875% due 08/01/06                                  $      414,223
    395,000  Wiseburn, California, School District, Series A
             (FGIC Insured)
             6.875% due 08/01/07                                         458,721
                                                                  --------------
                                                                      39,790,064

PUERTO RICO - 1.9%
    200,000  Puerto Rico Commonwealth
             (MBIA Insured)
             6.250% due 07/01/11                                         230,638
    500,000  Puerto Rico Commonwealth, Public
             Improvement, General Obligation Bonds,
             Refunding, Series A (MBIA-IBC Insured)
             5.500% due 07/01/14                                         538,940
                                                                  --------------
                                                                         769,578

TOTAL INVESTMENTS - 100.7%
(Cost $39,980,384*)                                                   40,559,642
                                                                  --------------

OTHER ASSETS AND LIABILITIES - (0.7)%
(Net)                                                                   (289,136)
                                                                  --------------

NET ASSETS - 100.0%                                               $   40,270,506
                                                                  ==============

Please refer to page 60 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY MONEY MARKET FUNDS

WILLIAM STEVENS                   Senior Portfolio Manager
MARIE CHANDOHA                           Portfolio Manager
KELLY MAINELLI                           Portfolio Manager
Average annual total returns for the period ended 12/31/01

                     MONTGOMERY
        GOVERNMENT MONEY MARKET FUND / MNGXX
Since inception (9/14/92)                         4.66%
One year                                          3.88%
Five years                                        5.03%
One-day yield                                     1.84%
Seven-day yield                                   1.92%

               LIPPER U.S. GOVERNMENT
            MONEY MARKET FUNDS AVERAGE
Since 9/30/92                                     4.41%
One year                                          3.50%
Five years                                        4.74%

                      MONTGOMERY
        CALIFORNIA TAX-FREE MONEY FUND / MCFXX
Since inception (9/30/94)                         2.86%
One year                                          2.03%
Five years                                        2.71%
One-day yield                                     1.14%
Seven-day yield                                   1.15%

            LIPPER CALIFORNIA TAX-EXEMPT
            MONEY MARKET FUNDS AVERAGE
Since 9/30/94                                     2.81%
One year                                          1.99%
Five years                                        2.68%

                     MONTGOMERY
          FEDERAL TAX-FREE MONEY FUND / MFFXX
Since inception (7/15/96)                         3.12%
One year                                          2.67%
Five years                                        3.07%
One-day yield                                     1.62%
Seven-day yield                                   1.59%

                 LIPPER TAX-EXEMPT
             MONEY MARKET FUNDS AVERAGE
Since 7/31/96                                     2.92%
One year                                          2.21%
Five years                                        2.91%

Past performance is no guarantee of future results. Yields will fluctuate. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although these Funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Funds. A portion of income may be subject to some state and/or local taxes, and, for certain investors, a portion may be subject to the federal alternative minimum tax. Fund performance presented is for Class R shares only. You cannot invest directly in an index. Performance figures, for all funds except the Montgomery Government Money Market Fund, reflect a partial waiver of fees without which the total return would have been lower.

Recent performance of these Funds is due in part to economic conditions-particularly the steep drop in the federal funds rate- which may not be repeated in the future.

Q: HOW DID THE FUNDS PERFORM DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001, AND WHY?

A: The Montgomery Government Money Market Fund returned 1.44%, compared with 1.22% for its benchmark, the Lipper U.S. Government Money Market Funds Average. The Montgomery California Tax-Free Money Fund returned 0.80%, compared with 0.76% for its benchmark, the Lipper California Tax-Exempt Money Market Funds Average. The Montgomery Federal Tax-Free Money Fund also outperformed, with a return of 1.08%, versus 0.80% for its benchmark, the Lipper Tax-Exempt Money Market Funds Average.

Q: WHAT WERE THE MAIN FACTORS DRIVING MONEY MARKET PERFORMANCE DURING THE
PERIOD?

A: The most significant factor was the Federal Reserve Board's aggressive cuts of short-term interest rates. Throughout the year the Fed cut rates to pump up an economy that was struggling to emerge from recession. In the aftermath of the terrorist attacks, the Fed injected more than $70 billion in cash into the market (compared with a daily average of $2 billion to $5 billion), providing liquidity and stability within a challenging environment. The Fed slashed interest rates 11 times in 2001 and by so doing brought the target rate from 6.50% at the beginning of 2001 to 1.75% at the end of the year, its lowest level in four decades. While this was happening, money market funds became popular amid investor uncertainty and weakness in the equity market, especially in the wake of 9/11/01, when investors fled to the safety and liquidity they offer.

Yields on municipal money market securities remained attractive relative to taxable alternatives for two reasons. First, although municipal securities offer safety and liquidity, taxable money market securities issued by the government are seen by many as the safest and most liquid alternative. This helped taxable funds attract assets during the "flight to quality" during the period. Further, with overall economic weakness pervading the U.S. economy, it's expected that states and municipalities will need to come to market with increased issuance of debt to pay for their operations. With more supply on the horizon, yields on municipal money market securities remain attractive relative to taxable alternatives. The California municipal money market was dominated by similar concerns over the health of the state's economy. These anxieties were amplified by questions regarding the status of an impending deal to help finance the state's bailout of the 2001 power crisis.

Q: WHAT KIND OF APPROACH WAS TAKEN WITHIN THE FUNDS?

A: In the California and Federal Tax-Free Money Funds, maturities were allowed to decrease to position the Funds to invest in better yields should rates trend higher. The market priced in substantial Fed rate hikes in the second half of 2002, but we believed they would be less aggressive than the market anticipated. In response to continued underlying economic weakness, we maintained underweight positions in general obligation bonds that are dependent on healthy state revenues. We looked to invest in securities issued by local municipalities instead, which were funded by more-reliable sources, such as property taxes. Short-term U.S. government agency securities and repurchase agreements dominated the holdings of the Government Money Market Fund.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: Market sentiment indicates a belief that a recovery is on the horizon--one significant enough to cause the Fed to reverse course and raise rates in the second half of 2002. Our belief is that the economy will not recover that strongly, however, and that the Fed will be less aggressive than the market expects. In the municipal funds, we expect to remain underweighted in general obligation bonds until we see signs of an overall improvement in the fiscal status of state governments, including California. We also intend to continue our focus on short-term U.S. government agency securities and repurchase agreements in the Government Money Market Fund.

CALL TOLL-FREE 800.572.FUND [3863] OR VISIT montgomeryfunds.com

MONTGOMERY GOVERNMENT MONEY MARKET FUND
Portfolio Investments: December 31, 2001 (Unaudited)

PRINCIPAL AMOUNT                                                   VALUE (NOTE 1)

FEDERAL FARM CREDIT - 16.2%
$55,000,000  Discount Note due 01/02/02                           $   54,997,754
  1,600,000  5.000% due 01/14/02                                       1,599,921
 20,000,000  1.910% due 01/30/02#                                     19,999,845
 10,340,000  6.625% due 02/01/02                                      10,353,458
  2,500,000  6.340% due 02/07/02                                       2,504,392
 13,100,000  4.900% due 03/01/02                                      13,102,313
  3,000,000  5.250% due 05/01/02                                       3,010,642
  3,000,000  6.875% due 05/01/02                                       3,026,182
                                                                  --------------
TOTAL FEDERAL FARM CREDIT (At amortized cost)                        108,594,507

FEDERAL HOME LOAN BANK (FHLB) - 35.8%
 50,000,000  Discount Note due 01/03/02                               49,995,056
  5,165,000  5.500% due 01/08/02                                       5,165,347
  1,110,000  5.290% due 01/11/02                                       1,110,046
 11,265,000  5.120% due 01/16/02                                      11,265,269
  4,250,000  Discount Note due 01/18/02                                4,246,347
 17,525,000  4.875% due 01/22/02                                      17,544,156
  9,000,000  5.250% due 01/23/02                                       9,003,506
 75,000,000  Discount Note due 01/25/02                               74,910,750
  5,330,000  6.750% due 02/01/02                                       5,339,144
  2,175,000  5.050% due 02/05/02                                       2,175,469
  2,400,000  6.750% due 02/15/02                                       2,405,529
  1,510,000  6.750% due 02/15/02                                       1,513,436
 10,450,000  5.125% due 02/26/02                                      10,459,885
 10,000,000  1.956% due 03/05/02#                                     10,000,000
 15,000,000  1.941% due 03/06/02#                                     15,000,000
 20,000,000  1.746% due 03/15/02#                                     19,999,210
                                                                  --------------
TOTAL FEDERAL HOME LOAN BANK (At amortized cost)                     240,133,150

CORPORATE BONDS AND NOTES - 2.4%
  1,000,000  Beneficial Corporation, Notes
             6.550% due 02/14/02                                       1,002,654
  2,000,000  6.430% due 04/10/02                                       2,009,372
  5,000,000  Coca Cola Enterprises, Inc., Notes
             7.875% due 02/01/02                                       5,011,867
  5,000,000  Ford Motor Credit Company, Senior Notes
             6.500% due 02/28/02                                       5,009,152
  1,334,000  General Electric Capital Corporation,
             Medium Term Notes
             7.000% due 03/01/02                                       1,338,023
  2,000,000  Treasury Corporation of Victoria, Bonds
             8.250% due 01/15/02                                       2,001,957
                                                                  --------------
TOTAL CORPORATE BONDS AND NOTES (At amortized cost)                   16,373,025

MUNICIPAL BONDS AND NOTES - 0.5%
  3,000,000  Connecticut State, Series A,
             General Obligation Bonds,
             5.970% due 03/15/02                                       3,004,614

SHARES

MONEY MARKET FUND - 0.0%@
          9  J.P. Morgan Vista U.S. Government Money
             Market Fund                                                       9

TOTAL SECURITIES
(At amortized cost*)                                                 368,105,305
                                                                  --------------

REPURCHASE AGREEMENTS - 44.9%
$80,000,000  Countrywide Securities, Inc.^
             1.88% dated 12/31/01, due 01/02/02                       80,000,000
 49,866,000  Greenwich Capital Securities, Inc.^
             1.88% dated 12/31/01, due 01/02/02                       49,866,000
 71,400,000  J.P. Morgan Securities, Inc.^
             1.86% dated 12/31/01, due 01/02/02                       71,400,000
 99,838,000  Merrill Lynch Securities, Inc.^
             1.88% dated 12/31/01, due 01/02/02                       99,838,000

TOTAL REPURCHASE AGREEMENTS
(At amortized cost)                                                  301,104,000
                                                                  --------------

TOTAL INVESTMENTS - 99.8%
(At amortized cost*)                                                 669,209,305

OTHER ASSETS AND LIABILITIES - 0.2%
(Net)                                                                  1,266,028
                                                                  --------------

NET ASSETS - 100.0%                                               $  670,475,333
                                                                  ==============

Please refer to page 60 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       55

PRINCIPAL AMOUNT                                                   VALUE (NOTE 1)
MUNICIPAL BONDS AND NOTES - 98.0%

CALIFORNIA - 95.4%
$10,000,000  Alameda, California, Public Financing
             Authority Revenue (Alameda Point &
             Improvement Project), Series A
             (LOC: Union Bank of California)
             1.600% due 09/01/12#                                 $   10,000,000
  4,000,000  California Cities Home Ownership
             Authority, Lease Revenue, Series A
             1.550% due 09/01/06#                                      4,000,000
 11,521,000  California Department of Water
             1.650% due 01/15/02                                      11,521,000
  8,000,000  California Health Facilities Financing
             Authority Revenue, Scripps Health,
             Series A (LOC: Bank One N.A.)
             1.600% due 10/01/23#                                      8,000,000
  4,900,000  California Housing Financial Agency
             Revenue, Multi-Family Housing, Series D
             1.750% due 02/01/31#                                      4,900,000
 10,000,000  California Infrastructure & Economic
             Development Bank Revenue
             (Independent System Operating
             Corporation Project), Series A
             1.750% due 04/01/08#                                     10,000,000
 10,000,000  California State, Department of Water
             Reserve, Water Revenue, Series K
             1.750% due 10/31/04#                                     10,000,000
  2,000,000  California State, Department of Water
             Reserve, Water Revenue, Series L
             (FSA Insured)
             1.650% due 12/01/22#                                      2,000,000
 15,950,000  California Statewide Communities
             Development Authority Revenue
             (Concordia University Irvine Project),
             Series A (LOC: U.S. Bank Trust N.A.)
             1.810% due 10/01/31#                                     15,950,000
  2,000,000  Campbell, California, Unified School
             District, Tax & Revenue Anticipatory
             Notes
             3.350% due 07/02/02                                       2,013,849
  2,230,000  Chico, California, Multi-Family Housing
             Revenue, Sycamore Glen, Series A
             (LOC: Bank of America)
             1.650% due 04/07/14#                                      2,230,000
    300,000  Fresno, California, Unified School
             District, Series C (MBIA Insured)
             5.100% due 02/01/02                                         300,496
  3,500,000  Golden, California, Golden Empire
             Schools Financing Authority Lease
             Revenue (Kern High School District
             Project) (LOC: Bank of New York)
             2.585% due 08/01/31#                                      3,500,000
  3,275,000  Hacienda La Puente, California,
             Unified School District,
             Adult Education Financing Project,
             Certificates of Participation
             1.800% due 10/01/09#                                      3,275,000
  3,100,000  Los Angeles, California, Community
             Redevelopment Agency Multi-Family
             Housing Revenue, Skyline at Southpark
             Public Housing II
             (LOC: Westdeutsche Landesbank)
             1.550% due 12/01/05#                                      3,100,000
  3,700,000  Metropolitan Water District, Southern
             California Waterworks Revenue, Series C
             (LOC: Bank of America)
             1.400% due 07/01/28#                                      3,700,000
  5,000,000  Metropolitan Water District, Southern
             California, Waterworks Revenue,
             Series C-1 (LOC: Lloyds TSB Bank PLC)
             1.750% due 07/01/36#                                      5,000,000
  3,300,000  Newport Beach, California, Hoag
             Memorial Hospital Revenue, Series B
             1.750% due 10/01/26#                                      3,300,000
  4,400,000  Newport Beach, California, Hoag
             Memorial Hospital Revenue, Series C
             1.750% due 10/01/26#                                      4,400,000
  1,080,000  Oakland, California, Economic
             Development Revenue, Series A
             1.750% due 08/01/27#                                      1,080,000
  4,200,000  Ontario, California, Industrial
             Development Authority Revenue,
             L.D. Brinkman & Company
             (LOC: Bank of America)
             1.750% due 04/01/15#                                      4,200,000
    450,000  Orange County, California,
             Certificates of Partnership, Series A
             5.500% due 07/01/02                                         457,388
  9,000,000  Orange County, California, Special
             Financing Authority Teeter Plan Revenue,
             Series E
             1.600% due 11/01/14#                                      9,000,000
  5,000,000  Palm Springs, California, Unified School
             District Revenue, Anticipatory Notes
             3.500% due 01/15/02                                       5,001,791
 10,000,000  Riverside-San Bernardino, California,
             Housing & Financing Agency Lease
             Revenue Bonds, Series A
             1.650% due 07/01/06#                                     10,000,000
  1,850,000  Riverside-San Bernardino, California,
             Housing & Financing Agency Lease
             Revenue, Pass-through Obligations,
             Series B
             1.650% due 07/01/06#                                      1,850,000
  7,750,000  Sacramento County, California,
             Certificates of Participation
             (Administration Center & Court House
             Project)
             1.500% due 06/01/20#                                      7,750,000
  3,480,000  Salinas, California, Multi-Family Housing
             Revenue, Brentwood Garden, Series A
             1.500% due 05/15/27#                                      3,480,000
 12,300,000  San Diego County, California
             1.350% due 01/09/02                                      12,300,000
  4,700,000  San Diego County, California
             1.400% due 01/10/02                                       4,700,000
    400,000  San Diego County, California, Information
             Technology Systems, Certificates of
             Participation (AMBAC Insured)
             4.500% due 06/01/02                                         404,267
    300,000  San Diego County, California, Regional
             Transportation Commission Sales Tax
             Revenue, Refunding, Series A
             (FGIC Insured)
             4.900% due 04/01/02                                         301,942

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       56

PRINCIPAL AMOUNT                                                   VALUE (NOTE 1)

$12,100,000  San Diego, California
             Transportation
             1.400% due 01/10/02                                  $   12,100,000
 15,000,000  San Diego, California,
             Multi-Family Housing Revenue
             1.530% due 09/01/04#                                     15,000,000
    795,000  Santa Monica, California, Wastewater
             Enterprise Revenue (Hyperion Project),
             Refunding (AMBAC Insured)
             12.000% due 01/01/02                                        795,000
  4,785,000  Stanislaus, California, Waste-to-Energy
             Financing Agency, Solid Waste Facilities,
             Ogden Martin Systems Project (MBIA
             Insured, SPA: Morgan Guaranty Trust)
             1.500% due 01/01/10#                                      4,785,000
  3,000,000  Vallejo, California, Golf Course Facilities
             Financing, Certificates of Participation
             3.250% due 06/01/40#                                      3,000,000
                                                                  --------------
                                                                     203,395,733

PUERTO RICO - 2.6%
  5,000,000  Commonwealth of Puerto Rico,
             Government Development Bank
             1.650% due 01/24/02                                       5,000,000
    250,000  Commonwealth of Puerto Rico,
             Telephone Authority Revenue, Series L
             5.750% due 01/01/08                                         252,500
    250,000  Commonwealth of Puerto Rico,
             Telephone Authority Revenue, Series L
             5.750% due 01/01/11                                         252,500
                                                                  --------------
                                                                       5,505,000

TOTAL INVESTMENTS - 98.0%
(At amortized cost*)                                                 208,900,733

OTHER ASSETS AND LIABILITIES - 2.0%
(Net)                                                                  4,249,024
                                                                  --------------
NET ASSETS - 100.0%                                               $  213,149,757
                                                                  ==============

Please refer to page 60 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       57

MORTGOMERY FEDERAL TAX-FREE MONEY FUND
Portfolio Investment: December 31, 2001 (Unaudited)

PRINCIPAL AMOUNT                                                   VALUE (NOTE 1)

MUNICIPAL BONDS AND NOTES - 105.0%

ALASKA - 4.7%
$     5,000  Alaska Industrial Development &
             Experiment Authority Revenue, Lot 12
             (LOC: Bank of America)
             2.250% due 07/01/12#                                 $      725,000
  2,190,000  Alaska Industrial Development &
             Experiment Authority Revenue, Lot 5
             (LOC: Bank of America)
             2.250% due 07/01/03#                                      2,190,000
                                                                  --------------
                                                                       2,915,000

COLORADO - 9.4%
  4,100,000  Colorado Health Facilities
             Authority Revenue
             (Health Facilities Skyline Project)
             Series B, Refunding
             1.600% due 02/15/31#                                      4,100,000
    850,000  Colorado Springs, Colorado, Airport
             Revenue, Capital Appreciation, Series C
             (MBIA-IBC Insured)
             0.000% due 01/01/02                                         850,000
    900,000  Lakewood, Colorado, Industrial
             Development Revenue Bonds
             (LOC: U.S. Bank N.A.)
             2.500% due 08/01/07#                                        900,000
                                                                  --------------
                                                                       5,850,000

GEORGIA - 5.4%
  2,000,000  Fulton County, Georgia, Residential Care
             Facilities Revenue, Lenbrook Square
             Foundation, Refunding
             1.950% due 01/01/18#                                      2,000,000
  1,400,000  Gordon County, Georgia, Development
             Authority Revenue, Sara Lee Corporation,
             Refunding
             1.900% due 03/01/02#                                      1,400,000
                                                                  --------------
                                                                       3,400,000
ILLINOIS - 8.3%
    425,000  Chicago, Illinois, Sales Tax Revenue
             (FGIC Insured)
             4.500% due 01/01/02                                         425,000
    250,000  Cook County, Illinois, Community School
             District No. 54, General Obligation
             Bonds, Series A (FGIC Insured)
             6.300% due 01/01/03                                         250,000
    475,000  Du Page County, Illinois, Jail Project,
             General Obligation Bonds
             6.550% due 01/01/21                                         484,500
    500,000  Dundee Township, Illinois, Park District,
             General Obligation Bonds
             (FGIC Insured)
             6.125% due 01/01/08                                         500,000
  2,500,000  Illinois Development Financing Authority,
             Provena Health, Revenue Bonds,
             Series B
             2.000% due 05/01/28#                                      2,500,000
  1,000,000  Illinois Development Financing Authority,
             Provena Health, Revenue Bonds,
             Series C
             1.850% due 05/01/28#                                      1,000,000
                                                                  --------------
                                                                       5,159,500

INDIANA - 3.9%
    640,000  Greenfield, Indiana, Economic
             Development Revenue Bonds, Refunding
             (LOC: Bank One Indianapolis)
             1.930% due 09/01/05#                                        640,000
    650,000  Greenwood, Indiana, Economic
             Development Revenue Bonds, Refunding
             (LOC: Bank One Indianapolis)
             1.930% due 09/01/05#                                        650,000
    900,000  Indianapolis, Indiana, Economic
             Development Revenue, Pedcor
             Investments Waterfront, Revenue Bonds,
             Series B (LOC: Federal Home Loan Bank)
             2.000% due 01/01/32#                                        900,000
    250,000  Porter County, Indiana, General
             Obligation Bonds (MBIA Insured)
             5.875% due 01/01/08                                         255,000
                                                                  --------------
                                                                       2,445,000

IOWA - 7.7%
  2,500,000  Chillicothe, Iowa, Pollution Control
             Revenue, Iowa Electric Light & Power
             Company, Refunding
             2.900% due 11/01/10#                                      2,500,000
  1,500,000  Iowa Financial Authority Revenue,
             Burlington Medical Center
             2.000% due 06/01/27#                                      1,500,000
    800,000  Polk County, Iowa, Child Care Facilities
             Revenue, Series A (LOC: PNC Bank N.A.)
             2.100% due 07/01/25#                                        800,000
                                                                  --------------
                                                                       4,800,000

LOUISIANA - 9.8%
  1,000,000  Caddo Parish, Louisiana, Industrial
             Development Board, Inc., Pollution
             Control Revenue
             (General Motors Corporation Project)
             2.650% due 05/01/04#                                      1,000,000
  2,500,000  East Baton Rouge Parish, Louisiana,
             Pollution Control Revenue, Refunding
             (Exxon Project)
             1.900% due 03/01/22#                                      2,500,000
  2,600,000  Jefferson Parish, Louisiana, Industrial
             Development Board, Inc., Industrial
             Revenue (Sara Lee Corporation Project)
             2.550% due 06/01/24#                                      2,600,000
                                                                  --------------
                                                                       6,100,000

MARYLAND - 1.6%
  1,000,000  Baltimore County, Maryland, Industrial
             Development Revenue
             (Allied Signal Incorporated Project),
             Refunding
             1.900% due 03/01/14#                                      1,000,000

MICHIGAN - 9.3%
  1,000,000  Farmington Hills, Michigan, Hospital
             Financing Authority Revenue,
             Botsford General Hospital, Series B
             2.000% due 02/15/16#                                      1,000,000
  2,500,000  Michigan State Strategic Fund Ltd.,
             Obligation Revenue
             (Detroit Symphony Project), Series B
             (LOC: Michigan National Bank)
             1.900% due 06/01/31#                                      2,500,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       58

PRINCIPAL AMOUNT                                                   VALUE (NOTE 1)
$ 2,300,000  Michigan State Strategic Fund Ltd.,
             Obligation Revenue
             (Whitehall Industries, Inc. Project)
             (LOC: American National Bank & Trust)
             1.950% due 03/01/25#                                 $    2,300,000
                                                                  --------------
                                                                       5,800,000

MINNESOTA - 8.7%
  2,125,000  Arden Hills, Minnesota, Housing &
             Healthcare Facilities Revenue,
             Presbyterian Homes, Series A, Refunding
             2.050% due 09/01/29#                                      2,125,000
  2,800,000  Minneapolis & St. Paul, Minnesota,
             Housing & Redevelopment Authority,
             Healthcare System Revenue,
             Childrens Health Care, Series B
             2.000% due 08/15/25#                                      2,800,000
    535,000  Western Minnesota Municipal Power
             Agency Revenue Bonds, Series A,
             Refunding (AMBAC Insured)
             4.000% due 01/01/02                                         535,000
                                                                  --------------
                                                                       5,460,000

NEW HAMPSHIRE - 3.8%
  2,400,000  New Hampshire Health & Education
             Authority Hospital Revenue, Wentworth
             Douglass Hospital
             (LOC: Asset Guaranty)
             2.100% due 01/01/31#                                      2,400,000

OHIO - 4.7%
  2,925,000  Montgomery County, Ohio, Industrial
             Development Revenue
             (Kroger Company Project)
             (LOC: Bank of Montreal)
              2.850% due 03/01/16#                                     2,925,000

OKLAHOMA - 1.3%
    805,000  Pauls Valley, Oklahoma, Industrial
             Development Authority Industrial
             Development Revenue
             (Covercraft Industries Project),
             Refunding
             (LOC: Bank One Oklahoma N.A.)
             2.200% due 08/01/09#                                        805,000

PENNSYLVANIA - 10.3%
  4,000,000  Allegheny County, Pennsylvania,
             Industrial Development Authority Health
             & Housing Facilities Revenue,
             Longwood, Series B, Refunding
             (LOC: Asset Guaranty)
             1.900% due 07/01/27#                                      4,000,000
    615,000  Bangor, Pennsylvania, Area School
             District, General Obligation Bonds
             (FSA Insured)
             3.350% due 03/01/02                                         615,000
  1,845,000  Pittsburgh, Pennsylvania, Urban
             Redevelopment Authority Revenue
             (Wood Street Commons Project)
             2.500% due 12/01/16#                                      1,845,000
                                                                  --------------
                                                                       6,460,000

RHODE ISLAND - 3.2%
 $1,970,000  Rhode Island State Industrial
             Development Revenue
             (Lenox, Inc. Project)
             2.150% due 12/01/05#                                      1,970,000
SOUTH CAROLINA - 4.3%
  1,180,000  Greenville, South Carolina,
             Waterworks Revenue
             9.500% due 02/01/02                                       1,187,415
  1,500,000  South Carolina Jobs Economic
             Development Authority Revenue
             (Wellman, Inc, Project)
             (LOC: Wachovia Bank & Trust)
             2.150% due 04/01/17#                                      1,500,000
                                                                  --------------
                                                                       2,687,415

TENNESSEE - 0.5%
    335,000  Bristol, Tennessee, Water & Sewer
             Systems Revenue, Refunding
             (Municipal Government Guaranteed)
             3.600% due 04/01/02                                         335,023

TEXAS - 0.6%
    400,000  Deer Park, Texas, General Obligation
             Bonds (FGIC Insured)
             6.500% due 03/15/02                                         402,339

UTAH - 3.4%
  2,100,000  Logan City, Utah, Industrial Development
             Revenue, Scientific Tech, Inc.
             (LOC: Bank of The West)
             1.800% due 08/01/31#                                      2,100,000

WYOMING - 4.1%
  2,580,000  Gillette, Wyoming, Environmental
             Improvement Revenue (Black Hills Power
             & Light Corporation Project)
             2.150% due 06/01/24#                                      2,580,000

TOTAL INVESTMENTS - 105.0%
(At amortized cost*)                                                  65,594,277

OTHER ASSETS AND LIABILITIES - (5.0)%
(Net)                                                                 (3,147,632)
                                                                  --------------
NET ASSETS - 100.0%                                               $   62,446,645
                                                                  ==============

Please refer to page 60 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ENDNOTES

+        Non-income-producing security.
#        Floating-rate note reflects the rate in effect at December 31, 2001.
##       Security subject to dollar roll transactions. See notes 1 and 4.
*        Aggregate cost for federal tax purposes is substantially the same.
Section Valued in good faith at fair value using procedures approved by the Board of Trustees.
@        Amount represents less than 0.1%.
##       All or a portion of this security held as collateral for short sale.
^ The repurchase agreement is fully collateralized by U.S. government and/ or agency obligations based on market prices at December 31, 2001. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

(a) Restricted securities: At December 31, 2001, the Fund below owned a restricted security, which may not be publicly sold without registration under the Securities Act of 1933 (note 1). Additional information on the security is as follows:

                              ACQUISITION                           VALUE
EMERGING MARKETS FUND            DATE        SHARES       COST     PER SHARE
----------------------------------------------------------------------------
Pepsi International Bottlers   3/20/97       18,970     $569,100    $0.40

(b) All or a portion of this security is considered illiquid--those securities that are unable to be sold within seven days.
(c)      When-issued securities.
(d) The Fund held a position in The BISYS Group, holding company of Funds Distributor, Inc. (FDI), distributor of The Montgomery Funds. The Fund purchased these shares before BISYS's acquisition of FDI; the position has not been increased since that acquisition.

ABBREVIATIONS

AD Accretion Directed: These bonds receive, as principal, the negative amortization from tranche(s) in a deal. These securities often have guaranteed final maturities.
ADR   American Depositary Receipt
AMBAC American Municipal Bond Assurance Corporation
AMT   Alternative Minimum Tax
CGIC  Capital Guaranty Insurance Corporation
CMO   Collateralized Mortgage Obligation
(F)   Foreign or Alien Shares
FGIC  Federal Guaranty Insurance Corporation
FLTR Floating-Rate Securities: bonds with coupon rates that adjust in proportion to an index.
FSA   Financial Security Assurance
GDR   Global Depositary Receipt
GO    General Obligation
LOC   Letter of Credit
MBIA  Municipal Bond Investors Assurance
MTN   Medium-Term Notes
PAC Planned Amortization Class: bonds with coupon rates that adjust in proportion to an index.
PCR   Pollution Control Revenue
PO    Principal Only
TAC Target Amortization Class: bond that pays principal based on a predetermined schedule which is derived by amortizing the collateral based on a single prepayment rate.
TBA   To-Be-Announced Security
TRANS Tax and Revenue Anticipation Notes

THIS PAGE IS LEFT INTENTIONALLY BLANK.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)

                                                                                                 MID CAP
ASSETS:                                                          GROWTH           MID CAP         FOCUS
-----------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
  Securities (including securities on loan*)               $  214,173,783   $   122,320,372    $  1,318,113
  Repurchase agreements                                         4,491,000         5,316,000         169,000
                                                           --------------   ---------------    ------------
Total Investments                                             218,664,783       127,636,372       1,487,113
Cash held as collateral for loaned securities (note 4)         13,501,100        42,411,508         126,400
Cash                                                                   --             1,504              --
Net unrealized appreciation of forward
  foreign-currency exchange contracts (note4)                          --                --              --

Foreign currency, at value (Cost $6,595, $1, $797 and
  $1,335,527, respectively)                                            --                --              --
Receivables:
  Dividends                                                       137,155            34,699             144
  Interest                                                            540               350              14
  Expenses absorbed by Manager                                    119,400           295,215          53,779
  Shares of beneficial interest sold                                1,208             4,038              --
  Investment securities sold                                    1,396,611           227,483          36,115
Other assets                                                           --                --              68
                                                           --------------   ---------------    ------------
Total Assets                                                  233,820,797       170,611,169       1,703,633
                                                           --------------   ---------------    ------------

LIABILITIES:
-----------------------------------------------------------------------------------------------------------
Short sales (proceeds $8,641,952) (note 1)                             --                --              --
Net unrealized depreciation of forward
foreign-currency exchange contracts (note4)                            --                --              --

Payables:
  Collateral payable to broker                                 13,501,100        42,411,508         126,400
  Shares of beneficial interest redeemed                            1,671             7,584              --
  Investment securities purchased                               1,387,181           470,523              --
  Management fees                                                 154,430           315,392          31,428
  Administration fees                                              16,451             8,652              89
  Share Marketing Plan fees (note 3) (Class P
    shares only)                                                      287                --              --
  Registration fees                                                    --                --              --
  Custodian fees                                                   18,095            12,766           3,781
  Trustees' fees and expenses                                      13,650             7,403             178
  Accounting fees                                                  29,539            20,094             618
  Cash overdrafts payable to custodian                             77,841                --          24,104
  Transfer agency and servicing fees                              240,849           150,168           3,605
  Other accrued liabilities and expenses                          228,797           116,807          19,852
                                                           --------------   ---------------    ------------
Total Liabilities                                              15,669,891        43,520,897         210,055
                                                           --------------   ---------------    ------------
Net Assets                                                 $  218,150,906   $   127,090,272    $  1,493,578
                                                           --------------   ---------------    ------------
Investments at identified cost                             $  213,525,668   $   112,933,827    $  1,375,720

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in
  excess of net investment income)                         $    1,428,558   $      (386,340)   $     (4,290)
Accumulated net realized gain/(loss) on investments           (47,190,339)          795,885        (915,170)
Net unrealized appreciation/(depreciation) of
  investments                                                   5,139,115        14,702,545         111,393
Shares of beneficial interest                                     181,485           111,929           1,885
Additional paid-in capital                                    258,592,087       111,866,253       2,299,760
                                                           --------------   ---------------    ------------
Net Assets                                                 $  218,150,906   $   127,090,272    $  1,493,578

NET ASSETS:
-----------------------------------------------------------------------------------------------------------
  Class R shares                                           $  218,045,071   $   127,090,272    $  1,493,542
  Class P shares                                                  105,835               N/A             N/A
  Class A shares                                                      N/A               N/A              12
  Class B shares                                                      N/A               N/A              12
  Class C shares                                                      N/A               N/A              12
  Class ML shares                                                     N/A               N/A             N/A
                                                           --------------   ---------------    ------------
Net Assets                                                 $  218,150,906   $   127,090,272    $  1,493,578
Number of Fund shares outstanding:
  Class R shares                                               18,139,744        11,192,930         188,535
  Class P shares                                                    8,762               N/A             N/A
  Class A shares                                                      N/A               N/A               2
  Class B shares                                                      N/A               N/A               1
  Class C shares                                                      N/A               N/A               1
  Class ML shares                                                     N/A               N/A             N/A
                                                           --------------   ---------------    ------------
Total Shares                                                   18,148,506        11,192,930         188,539
Class R shares: Net asset value, offering and
  redemption price per share outstanding                   $        12.02   $         11.35    $       7.92
                                                           --------------   ---------------    ------------
Class P shares: Net asset value, offering and
  redemption price per share outstanding                   $        12.08               N/A             N/A
                                                           --------------   ---------------    ------------
Class A shares: Net asset value per share outstanding                 N/A               N/A    $       7.95
                                                           --------------   ---------------    ------------
Class A shares: Offering price per share
  outstanding (NAV/0.945)                                             N/A               N/A    $       8.44
                                                           --------------   ---------------    ------------
Class B shares: Net asset value, offering and
  redemption price per share outstanding                              N/A               N/A    $       7.97
                                                           --------------   ---------------    ------------
Class C shares: Net asset value, offering and
  redemption price per share outstanding                              N/A               N/A    $       7.97
                                                           --------------   ---------------    ------------
Class ML shares: Net asset value, offering and
  redemption price per share outstanding                              N/A               N/A             N/A
                                                           --------------   ---------------    ------------

                                       62

                                                                                U.S.
ASSETS:                                                       SMALL CAP         FOCUS             BALANCED
-----------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
  Securities (including securities on loan*)               $   63,954,317   $    1 ,443,865    $ 38,390,579
  Repurchase agreements                                           333,000            67,000              --
                                                           --------------   ---------------    ------------
Total Investments                                              64,287,317         1,510,865      38,390,579
Cash held as collateral for loaned securities (note 4)         21,290,992            17,500              --
Cash                                                               87,384             1,131           1,198
Net unrealized appreciation of forward
  foreign-currency exchange contracts (note4)                          --                --              --
Foreign currency, at value (Cost $6,595, $1, $797 and
  $1,335,527, respectively)                                            --                --              --
Receivables:
  Dividends                                                         5,140               688          62,908
  Interest                                                            101                 9              --
  Expenses absorbed by Manager                                     39,287           218,758          23,982
  Shares of beneficial interest sold                               22,255                --             814
  Investment securities sold                                    1,187,392            30,361              --
Other assets                                                           --                --              --
                                                           --------------   ---------------    ------------
Total Assets                                                   86,919,868         1,779,312      38,479,481
                                                           --------------   ---------------    ------------

LIABILITIES:
-----------------------------------------------------------------------------------------------------------
Short sales (proceeds $8,641,952) (note 1)                             --                --              --
Net unrealized depreciation of forward
  foreign-currency exchange contracts (note4)                          --                --              --
Payables:
  Collateral payable to broker                                 21,290,992            17,500              --
  Shares of beneficial interest redeemed                               --                --              --
  Investment securities purchased                                 360,864            19,511              --
  Management fees                                                  63,968           187,226              --
  Administration fees                                               8,500                97              --
  Share Marketing Plan fees (note 3) (Class P
   shares only)                                                    25,762                --             876
  Registration fees                                                    --               619              --
  Custodian fees                                                   10,726             2,938             326
  Trustees' fees and expenses                                       4,528               215           3,764
  Accounting fees                                                   9,786               335           5,530
  Cash overdrafts payable to custodian                                 --                --              --
  Transfer agency and servicing fees                               28,461            44,460          43,188
  Other accrued liabilities and expenses                           58,205             4,379          61,483
                                                           --------------   ---------------    ------------
Total Liabilities                                              21,861,792           277,280         115,167
                                                           --------------   ---------------    ------------
Net Assets                                                 $   65,058,076   $    1 ,502,032    $ 38,364,314
                                                           --------------   ---------------    ------------
Investments at identified cost                             $   58,363,891   $    1 ,409,893    $ 50,292,181

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in
  excess of net investment income)                         $     (126,538)  $        (4,785)   $  2,831,483
Accumulated net realized gain/(loss) on investments           (11,997,167)       (1,340,392)     (6,044,868)
Net unrealized appreciation/(depreciation) of
  investments                                                   5,923,426           100,972     (11,901,603)
Shares of beneficial interest                                      62,774             2,169          33,422
Additional paid-in capital                                     71,195,581         2,744,068      53,445,880
                                                           --------------   ---------------    ------------
Net Assets                                                 $   65,058,076   $    1 ,502,032    $ 38,364,314

NET ASSETS:
-----------------------------------------------------------------------------------------------------------
  Class R shares                                           $   63,215,235   $    1 ,501,999    $ 38,316,799
  Class P shares                                                1,842,841               N/A          47,515
  Class A shares                                                      N/A                11             N/A
  Class B shares                                                      N/A                11             N/A
  Class C shares                                                      N/A                11             N/A
  Class ML shares                                                     N/A               N/A             N/A
                                                           --------------   ---------------    ------------
Net Assets                                                 $   65,058,076   $    1 ,502,032    $ 38,364,314

Number of Fund shares outstanding:
  Class R shares                                                6,094,860           216,875       3,338,199
  Class P shares                                                  182,499               N/A           4,049
  Class A shares                                                      N/A                 2             N/A
  Class B shares                                                      N/A                 2             N/A
  Class C shares                                                      N/A                 2             N/A
  Class ML shares                                                     N/A               N/A             N/A
                                                           --------------   ---------------    ------------
Total Shares                                                    6,277,359           216,881       3,342,248
Class R shares: Net asset value, offering and
  redemption price per share outstanding                   $        10.37   $          6.93    $      11.48
                                                           --------------   ---------------    ------------
Class P shares: Net asset value, offering and
  redemption price per share outstanding                   $        10.10               N/A    $      11.73
                                                           --------------   ---------------    ------------
Class A shares: Net asset value per share outstanding                 N/A   $          6.93             N/A
                                                           --------------   ---------------    ------------
Class A shares: Offering price per share
  outstanding (NAV/0.945)                                             N/A   $          7.35             N/A
                                                           --------------   ---------------    ------------
Class B shares: Net asset value, offering and
  redemption price per share outstanding                              N/A   $          6.93             N/A
                                                           --------------   ---------------    ------------
Class C shares: Net asset value, offering and
  redemption price per share outstanding                              N/A   $          6.93             N/A
                                                           --------------   ---------------    ------------
Class ML shares: Net asset value, offering and
  redemption price per share outstanding                              N/A               N/A             N/A
                                                           --------------   ---------------    ------------

                                                        INTERNATIONAL  INTERNATIONAL       GLOBAL          GLOBAL         GLOBAL
ASSETS:                                                    GROWTH         FOCUS         OPPORTUNITIES      FOCUS        LONG-SHORT
-----------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
  Securities (including securities on loan*)            $  44,626,327  $     139,170   $   33,023,236  $  36,105,332  $  48,897,790
  Repurchase agreements                                            --         10,000          244,000        340,000     11,494,000
                                                        -------------  -------------   --------------  -------------  -------------
Total Investments                                          44,626,327        149,170       33,267,236     36,445,332     60,391,790
Cash held as collateral for loaned securities (note 4)      3,384,205         15,800        3,171,200      6,039,400             --
Cash                                                               --          1,002               --             --      9,908,953
Net unrealized appreciation of forward
  foreign-currency exchange contracts (note4)                     131             --               --             --            785
Foreign currency, at value (Cost $6,595, $1, $797 and
  $1,335,527, respectively)                                     6,605             --                8            718      1,320,963
Receivables:
  Dividends                                                    94,856            214           30,157         19,542         17,238
  Interest                                                         --              3               40             26          8,839
  Expenses absorbed by Manager                                159,548         84,763           47,546        125,960        292,656
  Shares of beneficial interest sold                            2,619             --               --            167          1,909
  Investment securities sold                                       --         19,924               --        358,109        332,901
Other assets                                                       --             --               --             --          8,493
                                                        -------------  -------------   --------------  -------------  -------------
Total Assets                                               48,274,291        270,876       36,516,187     42,989,254     72,284,527
                                                        -------------  -------------   --------------  -------------  -------------

LIABILITIES:
-----------------------------------------------------------------------------------------------------------------------------------
Short sales (proceeds $8,641,952) (note 1)                         --             --               --             --      8,866,332
Net unrealized depreciation of forward
  foreign-currency exchange contracts (note4)                      --             21               --          2,835             --
Payables:
  Collateral payable to broker                              3,384,205         15,800        3,171,200      6,039,400             --
  Shares of beneficial interest redeemed                        2,040             --               --             --          4,740
  Investment securities purchased                              92,400         10,628               --             --      1,247,858
  Management fees                                             151,191         55,778           71,482        117,671        276,541
  Administration fees                                           3,178             10            5,273          2,496         11,566
  Share Marketing Plan fees (note 3) (Class P
    shares only)                                               38,244             --               --             --         66,860
  Registration fees                                                --            570               --             --             --
  Custodian fees                                               49,737          7,703           22,596         18,075         78,959
  Trustees' fees and expenses                                   3,453            152            5,813          3,622         11,466
  Accounting fees                                              10,921             93            6,632          8,798         20,722
  Cash overdrafts payable to custodian                        248,837             --            3,138        154,126         15,345
  Transfer agency and servicing fees                          132,023          3,016           51,001         78,915         84,801
  Other accrued liabilities and expenses                      114,055          8,448           67,347         87,226        339,074
                                                        -------------  -------------   --------------  -------------  -------------
Total Liabilities                                           4,230,284        102,219        3,404,482      6,513,164     11,024,264
                                                        -------------  -------------   --------------  -------------  -------------
Net Assets                                              $  44,044,007  $     168,657   $   33,111,705  $  36,476,090  $  61,260,263
                                                        -------------  -------------   --------------  -------------  -------------
Investments at identified cost                          $  46,451,575  $     148,729   $   33,050,137  $  36,003,167  $  61,313,171

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in
  excess of net investment income)                      $    (632,083) $      (2,120)  $     (404,015) $    (363,718) $    (165,183)
Accumulated net realized gain/(loss) on investments       (31,351,104)      (471,416)     (30,227,365)   (38,440,194)   (10,766,391)
Net unrealized appreciation/(depreciation) of
  investments                                              (1,828,114)           422          216,599        441,305     (1,162,221)
Shares of beneficial interest                                  41,196            296           30,681         40,745         52,069
Additional paid-in capital                                 77,814,112        641,475       63,495,805     74,797,952     73,301,989
                                                        -------------  -------------   --------------  -------------  -------------
Net Assets                                              $  44,044,007  $     168,657   $   33,111,705  $  36,476,090  $  61,260,263
NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
  Class R shares                                        $  40,044,264  $     168,605   $   33,111,705  $  36,467,577  $  52,451,543
  Class P shares                                            3,999,743            N/A              N/A            N/A            N/A
  Class A shares                                                  N/A             30              N/A          8,491             12
  Class B shares                                                  N/A             11              N/A             11             11
  Class C shares                                                  N/A             11              N/A             11      2,370,189
  Class ML shares                                                 N/A            N/A              N/A            N/A      6,438,508
                                                        -------------  -------------   --------------  -------------  -------------
Net Assets                                              $  44,044,007  $     168,657   $   33,111,705  $  36,476,090  $  61,260,263
Number of Fund shares outstanding:
  Class R shares                                            3,744,733         29,603        3,068,144      4,073,561      4,398,102
  Class P shares                                              374,902            N/A              N/A            N/A            N/A
  Class A shares                                                  N/A              5              N/A            979              1
  Class B shares                                                  N/A              2              N/A              1              1
  Class C shares                                                  N/A              2              N/A              1        238,053
  Class ML shares                                                 N/A            N/A              N/A            N/A        570,711
                                                        -------------  -------------   --------------  -------------  -------------
Total Shares                                                4,119,635         29,612        3,068,144      4,074,542      5,206,868
Class R shares: Net asset value, offering and
  redemption price per share outstanding                $       10.69  $        5.70   $        10.79  $        8.95  $       11.93
                                                        -------------  -------------   --------------  -------------  -------------
Class P shares: Net asset value, offering and
  redemption price per share outstanding                $       10.67            N/A              N/A            N/A            N/A
                                                        -------------  -------------   --------------  -------------  -------------
Class A shares: Net asset value per share outstanding             N/A  $        5.74              N/A  $        8.68  $       11.93
                                                        -------------  -------------   --------------  -------------  -------------
Class A shares: Offering price per share
  outstanding (NAV/0.945)                                         N/A  $        6.09              N/A  $        9.21  $       12.66
                                                        -------------  -------------   --------------  -------------  -------------
Class B shares: Net asset value, offering and
  redemption price per share outstanding                          N/A  $        5.71              N/A  $        8.94  $       11.96
                                                        -------------  -------------   --------------  -------------  -------------
Class C shares: Net asset value, offering and
  redemption price per share outstanding                          N/A  $        5.71              N/A  $        8.92  $        9.96
                                                        -------------  -------------   --------------  -------------  -------------
Class ML shares: Net asset value, offering and
  redemption price per share outstanding                          N/A            N/A              N/A            N/A  $       11.28
                                                        -------------  -------------   --------------  -------------  -------------

* Securities on loan at December 31, 2001, were valued at $13,176,344, $40,785,042, $118,725, $20,354,743, $17,087, $3,265,513, $15,134, $3,082,999
  and $5,930,763 for the Growth Fund, Mid Cap Fund, Mid Cap Focus Fund, Small Cap Fund, U.S. Focus Fund, International Growth Fund, International Focus Fund, Global Opportunities Fund and Global Focus Fund, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                               GLOBAL          EMERGING          EMERGING
ASSETS:                                                    COMMUNICATIONS       MARKETS        MARKETS FOCUS
------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
  Securities (including securities on loan*)               $  121,073,551   $   145,942,351    $  8,495,948
  Repurchase agreements                                         7,097,000         2,580,000         486,000
                                                           --------------   ---------------    ------------
Total Investments                                             128,170,551       148,522,351       8,981,948
Collateral held for loaned securities (note 4)                 25,780,088        23,982,100          70,200
Cash                                                               52,829             1,374           1,282
Foreign currency, at value (Cost $959, $272,874,
  $187 and $2,133, respectively)                                       22           272,787             185
Receivables:
  Dividends                                                       105,528           209,273           5,547
  Interest                                                            428               134              54
  Expenses absorbed by Manager                                     86,084           305,114          27,745
  Shares of beneficial interest sold                               26,717            14,509           1,938
  Investment securities sold                                      173,222         1,482,594          97,139
Other assets                                                           --                --              15
                                                           --------------   ---------------    ------------
Total Assets                                                  154,395,469       174,790,236       9,186,053
                                                           --------------   ---------------    ------------

LIABILITIES:
------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of forward foreign-currency
exchange contracts (note 4)                                          717             9,299              --
Payables:
Short sales (proceeds $791,446) (note 1)                               --                --              --
Collateral payable to broker                                   25,780,088        23,982,100          70,200
  Shares of beneficial interest redeemed                            7,251                 1              --
  Investment securities purchased                                 409,371         1,785,408              --
  Management fees                                                 169,235           315,925           6,696
  Administration fees                                              14,152             9,513           1,659
  Share Marketing Plan fees (note 3)
    (Class P shares only)                                              --               575              --
  Custodian fees                                                   51,647           146,844           5,239
  Dividends                                                            --                --              --
  Trustees' fees and expenses                                      11,070             8,805           1,003
  Accounting fees                                                  31,955            21,388             553
  Cash overdrafts payable to custodian                                 --                --              --
  Transfer agency and servicing fees                              196,572           269,956           2,927
  Other accrued liabilities and expenses                          151,791           197,110          18,266
                                                           --------------   ---------------    ------------
Total Liabilities                                              26,823,849        26,746,924         106,543
                                                           --------------   ---------------    ------------
Net Assets                                                 $  127,571,620   $   148,043,312    $  9,079,510
                                                           --------------   ---------------    ------------
Investments at identified cost                             $  135,574,300   $   151,537,630    $  7,767,018

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated
  net investment loss)                                     $     (571,956)  $      (979,876)   $        309
Accumulated net realized gain/(loss) on securities sold      (189,262,085)     (335,097,040)     (3,339,202)
Net unrealized appreciation/(depreciation)                     (7,407,853)       (3,060,563)      1,215,331
Shares of beneficial interest                                     125,324           171,084           6,778
Additional paid-in capital                                    324,688,190       487,009,707      11,196,294
                                                           --------------   ---------------    ------------
Net Assets                                                 $  127,571,620   $   148,043,312    $  9,079,510

NET ASSETS:
------------------------------------------------------------------------------------------------------------
  Class R shares                                           $  127,571,620   $   147,852,570    $  9,079,472
  Class P shares                                                      N/A               N/A             N/A
  Class A shares                                                      N/A           190,718              12
  Class B shares                                                      N/A                12              12
  Class C shares                                                      N/A                12              14
  Class I shares                                                      N/A               N/A             N/A
                                                           --------------   ---------------    ------------
Net Assets                                                 $  127,571,620   $   148,043,312    $  9,079,510
Number of Fund shares outstanding:
  Class R shares                                               12,532,351        17,085,754         677,765
  Class P shares                                                      N/A               N/A             N/A
  Class A shares                                                      N/A            22,637               1
  Class B shares                                                      N/A                 1               1
  Class C shares                                                      N/A                 1               1
  Class I shares                                                      N/A               N/A             N/A
                                                           --------------   ---------------    ------------
Total Shares                                                   12,532,351        17,108,393         677,768
Class R shares: Net asset value, offering and
  redemption price per share outstanding                   $        10.18   $          8.65    $      13.40
                                                           --------------   ---------------    ------------
Class P shares: Net asset value, offering and
  redemption price per share outstanding                              N/A               N/A             N/A
                                                           --------------   ---------------    ------------
Class A shares: Net asset value per share outstanding                 N/A   $          8.43    $      13.49
                                                           --------------   ---------------    ------------
Class A shares: Offering price per share outstanding
  (NAV/0.945)                                                         N/A   $          8.93    $      14.31
                                                           --------------   ---------------    ------------
Class B shares: Net asset value, offering and
  redemption price per share  outstanding                             N/A   $          8.68    $      13.49
                                                           --------------   ---------------    ------------
Class C shares: Net asset value, offering and
  redemption price per share outstanding                              N/A   $          8.68    $      13.52
                                                           --------------   ---------------    ------------
Class I shares: Net asset value, offering and
  redemption price per share outstanding                              N/A               N/A             N/A
                                                           --------------   ---------------    ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       64

                                                                                                               CALIFORNIA
                                                                                TOTAL         SHORT DURATION    TAX-FREE
                                                             EMERGING          RETURN           GOVERNMENT    INTERMEDIATE
ASSETS:                                                        ASIA             BOND              BOND            BOND
----------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
Securities (including securities on loan*)                 $   11,660,180   $    47,972,817    $394,795,809  $  40,559,642
Repurchase agreements                                             492,000         5,159,000              --             --
                                                           --------------   ---------------    ------------  -------------
Total Investments                                              12,152,180        53,131,817     394,795,809     40,559,642
Collateral held for loaned securities (note 4)                  1,207,700                --              --             --
Cash                                                                   --                --           3,827             --
Foreign currency, at value (Cost $959, $272,874,
  $187 and $2,133, respectively)                                    2,132                --              --             --
Receivables:
  Dividends                                                        10,993                --              --             --
  Interest                                                             70           474,891       1,820,790        607,943
  Expenses absorbed by Manager                                     41,749            49,578         370,018         49,304
  Shares of beneficial interest sold                                   --                --         538,485             --
  Investment securities sold                                           --       4 0,340,188      34,644,248             --
Other assets                                                           --                --           1,622            198
                                                           --------------   ---------------    ------------  -------------
Total Assets                                                   13,414,824        93,996,474     432,174,799     41,217,087
                                                           --------------   ---------------    ------------  -------------

LIABILITIES:
----------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of forward
  foreign-currency exchange contracts (note 4)                         --                --              --             --
Payables:
Short sales (proceeds $791,446) (note 1)                               --           791,931              --             --
Collateral payable to broker                                    1,207,700                --              --             --
  Shares of beneficial interest redeemed                               --                --             438             --
  Investment securities purchased                                      --        50,462,709      61,954,094             --
  Management fees                                                  44,756            55,131         442,989         62,154
  Administration fees                                                 720             1,821          25,113          1,682
  Share Marketing Plan fees (note 3)
   (Class P shares only)                                               --                13          30,536             --
  Custodian fees                                                   17,520            12,647          15,179          8,592
  Dividends                                                            --           204,876       1,486,525        122,441
  Trustees' fees and expenses                                         326             1,545          12,235          2,682
  Accounting fees                                                   1,936             2,127          13,480          2,510
  Cash overdrafts payable to custodian                             41,761            75,435              --        708,592
  Transfer agency and servicing fees                               26,619             4,299         108,615          3,912
  Other accrued liabilities and expenses                           50,349           120,777          91,617         34,016
                                                           --------------   ---------------    ------------  -------------
Total Liabilities                                               1,391,687        51,733,311      64,180,821        946,581
                                                           --------------   ---------------    ------------  -------------
Net Assets                                                 $   12,023,137   $    42,263,163    $367,993,978  $  40,270,506
                                                           --------------   ---------------    ------------  -------------
Investments at identified cost                             $   12,664,626   $    52,933,339    $393,887,601  $  39,980,384

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/
  (accumulated net investment loss)                        $     (468,814)  $        40,294    $    (48,871) $       1,355
Accumulated net realized gain/(loss) on securities
  sold                                                        (12,558,781)         (309,842)       (408,355)        17,906
Net unrealized appreciation/(depreciation)                       (512,465)          197,993         908,209        579,258
Shares of beneficial interest                                      15,544            35,534         360,732         30,973
Additional paid-in capital                                     25,547,653        42,299,184     367,182,263     39,641,014
                                                           --------------   ---------------    ------------  -------------
Net Assets                                                 $   12,023,137   $    42,263,163    $367,993,978  $  40,270,506

NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
  Class R shares                                           $   12,023,137   $    29,509,065    $362,921,146  $  40,270,506
  Class P shares                                                      N/A               N/A       5,072,832            N/A
  Class A shares                                                      N/A                10             N/A            N/A
  Class B shares                                                      N/A                11             N/A            N/A
  Class C shares                                                      N/A                10             N/A            N/A
  Class I shares                                                      N/A        12,754,067             N/A            N/A
                                                           --------------   ---------------    ------------  -------------
Net Assets                                                 $   12,023,137   $    42,263,163    $367,993,978  $  40,270,506
Number of Fund shares outstanding:
  Class R shares                                                1,554,424         2,481,047      35,575,248      3,097,340
  Class P shares                                                      N/A               N/A         497,916            N/A
  Class A shares                                                      N/A                 1             N/A            N/A
  Class B shares                                                      N/A                 1             N/A            N/A
  Class C shares                                                      N/A                 1             N/A            N/A
  Class I shares                                                      N/A         1,072,383             N/A            N/A
                                                           --------------   ---------------    ------------  -------------
Total Shares                                                    1,554,424         3,553,433      36,073,164      3,097,340
Class R shares: Net asset value, offering and
  redemption price per share outstanding                   $         7.73   $         11.89    $      10.20  $       13.00
                                                           --------------   ---------------    ------------  -------------
Class P shares: Net asset value, offering and
  redemption price per share outstanding                              N/A               N/A    $      10.19            N/A

Class A shares: Net asset value per share outstanding                 N/A   $         12.08             N/A            N/A
                                                           --------------   ---------------    ------------  -------------
Class A shares: Offering price per share outstanding
  (NAV/0.945)                                                         N/A   $         12.82             N/A            N/A
                                                           --------------   ---------------    ------------  -------------
Class B shares: Net asset value, offering and
  redemption price per share  outstanding                             N/A   $         12.13             N/A            N/A
                                                           --------------   ---------------    ------------  -------------
Class C shares: Net asset value, offering and
  redemption price per share outstanding                              N/A   $         12.07             N/A            N/A
                                                           --------------   ---------------    ------------  -------------
Class I shares: Net asset value, offering and
  redemption price per share outstanding                              N/A   $         11.89             N/A            N/A
                                                           --------------   ---------------    ------------  -------------

                                                                             CALIFORNIA         FEDERAL
                                                             GOVERNMENT       TAX-FREE          TAX-FREE
ASSETS:                                                     MONEY MARKET        MONEY            MONEY
----------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
   Securities (including securities on loan*)              $ 368,105,305   $  208,900,733    $  65,594,277
   Repurchase agreements                                     301,104,000               --               --
                                                           -------------   --------------    -------------
Total Investments                                            669,209,305      208,900,733       65,594,277
Collateral held for loaned securities (note 4)                        --               --               --
Cash                                                             114,108        4,160,229               --
Foreign currency, at value (Cost $959, $272,874,
  $187 and $2,133, respectively)                                      --               --               --
Receivables:
  Dividends                                                           --               --               --
  Interest                                                     2,756,950          492,759          213,836
  Expenses absorbed by Manager                                        --               --           25,558
  Shares of beneficial interest sold                                  --               --               --
  Investment securities sold                                          --               --               --
Other assets                                                       9,919            2,082               46
                                                           -------------   --------------    -------------
Total Assets                                                 672,090,282      213,555,803       65,833,717
                                                           -------------   --------------    -------------

LIABILITIES:
----------------------------------------------------------------------------------------------------------
Net unrealized depreciation of forward
foreign-currency exchange contracts (note 4)                          --               --               --
Payables:
Short sales (proceeds $791,446) (note 1)                              --               --               --
Collateral payable to broker                                          --               --               --
  Shares of beneficial interest redeemed                              --               --               --
  Investment securities purchased                                     --               --               --
  Management fees                                                127,581           75,188           42,318
  Administration fees                                             25,746           10,670            2,742
  Share Marketing Plan fees (note 3)
    (Class P shares only)                                          1,421               --               --
  Custodian fees                                                  30,428           16,388            8,006
  Dividends                                                    1,096,652          168,255           67,335
  Trustees' fees and expenses                                     36,730           13,171            3,637
  Accounting fees                                                 88,252           44,999           10,418
  Cash overdrafts payable to custodian                                --              --         3,205,106
  Transfer agency and servicing fees                              55,635            8,630            6,904
  Other accrued liabilities and expenses                         152,504           68,745           40,606
                                                           -------------   --------------    -------------
Total Liabilities                                              1,614,949          406,046        3,387,072
                                                           -------------   --------------    -------------
Net Assets                                                 $ 670,475,333   $  213,149,757    $  62,446,645
                                                           -------------   --------------    -------------
Investments at identified cost                             $ 669,209,305   $  208,900,733    $  65,594,277

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------
Undistributed net investment income/
  (accumulated net investment loss)                        $    (109,932)  $       10,004    $       3,202
Accumulated net realized gain/(loss) on securities
  sold                                                           136,664           (7,582)          (9,003)
Net unrealized appreciation/(depreciation)                            --              --                --
Shares of beneficial interest                                  6,704,198        2,131,362          624,529
Additional paid-in capital                                   663,744,403      211,015,973       61,827,917
                                                           -------------   --------------    -------------
Net Assets                                                 $ 670,475,333   $  213,149,757    $  62,446,645

NET ASSETS:
----------------------------------------------------------------------------------------------------------
  Class R shares                                           $ 670,474,828   $  213,149,757    $  62,446,645
  Class P shares                                                     505              N/A              N/A
  Class A shares                                                     N/A              N/A              N/A
  Class B shares                                                     N/A              N/A              N/A
  Class C shares                                                     N/A              N/A              N/A
  Class I shares                                                     N/A              N/A              N/A
                                                           -------------   --------------    -------------
Net Assets                                                 $ 670,475,333   $  213,149,757    $  62,446,645
Number of Fund shares outstanding:
  Class R shares                                             670,419,335      213,136,212       62,452,913
  Class P shares                                                     506              N/A              N/A
  Class A shares                                                     N/A              N/A              N/A
  Class B shares                                                     N/A              N/A              N/A
  Class C shares                                                     N/A              N/A              N/A
  Class I shares                                                     N/A              N/A              N/A
                                                           -------------   --------------    -------------
Total Shares                                                 670,419,841      213,136,212       62,452,913
Class R shares: Net asset value, offering and
  redemption price per share outstanding                   $        1.00   $         1.00    $        1.00
                                                           -------------   --------------    -------------
Class P shares: Net asset value, offering and
  redemption price per share outstanding                   $        1.00              N/A              N/A

Class A shares: Net asset value per share outstanding                N/A              N/A              N/A
                                                           -------------   --------------    -------------
Class A shares: Offering price per share outstanding
  (NAV/0.945)                                                        N/A              N/A              N/A
                                                           -------------   --------------    -------------
Class B shares: Net asset value, offering and
  redemption price per share  outstanding                            N/A              N/A              N/A
                                                           -------------   --------------    -------------
Class C shares: Net asset value, offering and
  redemption price per share outstanding                             N/A              N/A              N/A
                                                           -------------   --------------    -------------
Class I shares: Net asset value, offering and
  redemption price per share outstanding                             N/A              N/A              N/A
                                                           -------------   --------------    -------------

* Securities on loan at December 31, 2001, were valued at $24,948,704, $23,230,874, $68,172 and $1,152,184 for the Global Communications Fund, Emerging Markets Fund, Emerging Markets Focus Fund and Emerging Asia Fund, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL 64 STATEMENTS.

STATEMENTS OF OPERATIONS
Six Months Ended December 31, 2001 (Unaudited)

                                                                                                 MID CAP
NET INVESTMENT INCOME:                                       GROWTH             MID CAP           FOCUS
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                   $       69,511   $       223,411    $      6,715
Dividends                                                       3,073,321           389,199           2,412
Securities  lending  income(note 4)                                17,790            30,889             217
Foreign taxes withheld                                                 --                --              --
                                                           --------------   ---------------    ------------
Total Income                                                    3,160,622           643,499           9,344
                                                           --------------   ---------------    ------------

EXPENSES:
Custodian fee                                                      15,007             8,640           1,973
Transfer agency and servicing fees                                350,065           157,057           6,026
Management fee (note 2)                                         1,153,551         1,630,470           9,682
Administration fee (note 2)                                        80,816            48,092             678
Share Marketing Plan fee (note 3)
  Class P                                                             128                --              --
  Class A                                                              --                --              --
  Class B                                                              --                --              --
  Class C                                                              --                --              --
  Class ML                                                             --                --              --
Professional fees                                                  22,282            21,269          11,419
Trustees' fees                                                      8,131             4,832             376
Registration fees                                                  18,430            10,524          23,160
Accounting fees                                                    65,763            38,960             578
Printing fees                                                      93,208            44,989           3,284
Shareholder servicing fees (note 2)                                    --                --              --
Other                                                              42,165            21,818          20,386
Tax expense                                                            --                --              --
Interest expense                                                    1,918             2,169              28
                                                           --------------   ---------------    ------------
Total Expenses                                                  1,851,464         1,988,820          77,590
Fees deferred and/or expenses absorbed by Manager
  (note 2)                                                       (119,400)         (958,981)        (63,993)
Class R reimbursement                                                  --                --              --
Class A reimbursement                                                  --                --              --
                                                           --------------   ---------------    ------------
Net Expenses                                                    1,732,064         1,029,839          13,597
                                                           --------------   ---------------    ------------
Net Investment Income/(Loss)                                    1,428,558          (386,340)         (4,253)
                                                           --------------   ---------------    ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
-------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
  Securities transactions                                     (45,843,662)        7,677,600        (195,053)
  Securities sold short                                                --                --              --
  Written options                                                      --                --              --
  Foreign-currency transactions and other assets                       --                --              --
                                                           --------------   ---------------    ------------
Net Realized Gain/(Loss) on Investments                       (45,843,662)        7,677,600        (195,053)

Net change in unrealized appreciation/(depreciation) of:
  Securities transactions                                      22,964,029       (30,265,649)        (72,792)
  Forward foreign-currency exchange contracts                          --                --              --
  Securities sold short                                                --                --              --
  Foreign-currency transactions and other assets                       --                --              --
                                                           --------------   ---------------    ------------
  Net Unrealized Appreciation/(Depreciation) of
  Investments                                                  22,964,029       (30,265,649)        (72,792)
                                                           --------------   ---------------    ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS        (22,879,633)      (22,588,049)       (267,845)
                                                           --------------   ---------------    ------------
NetIncrease/(Decrease) in Net Assets Resulting from
  Operations                                               $  (21,451,075)  $   (22,974,389)   $   (272,098)
                                                           --------------   ---------------    ------------

                                       66

                                                                                  U.S.                       INTERNATIONAL
 NET INVESTMENT INCOME:                                           SMALL CAP      FOCUS          BALANCED       GROWTH
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                        $      26,461    $     1,305   $     50,589    $     33,458
Dividends                                                             331,660          5,117      3,408,091         216,989
Securities lending income (note 4)                                     21,558             42             --           3,794
Foreign taxes withheld                                                     --             --             --         (11,598)
                                                                -------------    -----------   ------------    ------------
Total Income                                                          379,679          6,464      3,458,680         242,643
                                                                -------------    -----------   ------------    ------------

EXPENSES:
Custodian fee                                                          13,926          2,507             90          31,207
Transfer agency and servicing fees                                     49,378         30,752         71,140         155,510
Management fee (note 2)                                               353,791          7,992             --         362,423
Administration fee (note 2)                                            24,800            560             --          17,450
Share Marketing Plan fee (note 3)
  Class P                                                               9,821             --             64           5,368
  Class A                                                                  --             --             --              --
  Class B                                                                  --             --             --              --
  Class C                                                                  --             --             --              --
  Class M                                                                  --             --             --              --
Professional fees                                                      16,893         20,195          5,776          23,003
Trustees' fees                                                          2,696            347          3,297           1,888
Registration fees                                                      14,688         23,910         12,498          17,191
Accounting fees                                                        21,425            485         10,953          16,624
Printing fees                                                          19,686         62,549         18,464          37,461
Shareholder servicing fees (note 2)                                        --             --             --              --
Other                                                                  17,446         17,533         29,628          20,811
Tax expense                                                                --             --             --              --
Interest expense                                                          954             87              3             750
                                                                -------------    -----------   ------------    ------------
Total Expenses                                                        545,504        166,917        151,913         689,686
Fees deferred and/or expenses absorbed by Manager (note 2)            (39,287)      (155,668)      (132,646)       (273,397)
Class R reimbursement                                                      --             --             --              --
Class A reimbursement                                                      --             --             --              --
                                                                -------------    -----------   ------------    ------------
Net Expenses                                                          506,217         11,249         19,267         416,289
                                                                -------------    -----------   ------------    ------------
Net Investment Income/(Loss)                                         (126,538)        (4,785)     3,439,413        (173,646)
                                                                -------------    -----------   ------------    ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
  Securities transactions                                          (2,814,212)      (256,296)    (1,745,504)    (11,027,157)
  Securities sold short                                                    --             --             --              --
  Written options                                                          --             --             --              --
  Foreign-currency transactions and other assets                           --             --             --        (148,966)
                                                                -------------    -----------   ------------    ------------
Net Realized Gain/(Loss) on Investments                            (2,814,212)      (256,296)    (1,745,504)    (11,176,123)

Net change in unrealized appreciation/(depreciation) of:
  Securities transactions                                          (8,263,323)        67,319     (3,258,281)      3,100,216
  Forward foreign-currency exchange contracts                              --             --             --            (800)
  Securities sold short                                                    --             --             --              --
  Foreign-currency transactions and other assets                           --             --             --          (7,881)
                                                                -------------    -----------   ------------    ------------
Net Unrealized Appreciation/(Depreciation) of Investments          (8,263,323)        67,319     (3,258,281)      3,091,535
                                                                -------------    -----------   ------------    ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS            (11,077,535)      (188,977)    (5,003,785)     (8,084,588)
                                                                -------------    -----------   ------------    ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations $ (11,204,073)   $  (193,762)  $ (1,564,372)   $ (8,258,234)
                                                                -------------    -----------   ------------    ------------

                                                                INTERNATIONAL     GLOBAL          GLOBAL          GLOBAL
NET INVESTMENT INCOME                                               FOCUS      OPPORTUNITIES       FOCUS        LONG-SHORT
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                        $         307  $      33,103   $     20,515    $    451,569
Dividends                                                                 614        140,483        139,303         626,827
Securities lending income (note 4)                                          4          3,896          3,148              --
Foreign taxes withheld                                                    (25)        (6,174)        (2,702)         (9,035)
                                                                -------------  -------------   ------------    ------------
Total Income                                                              900        171,308        160,264       1,069,361
                                                                -------------  -------------   ------------    ------------

EXPENSES:
Custodian fee                                                           6,216         14,488         12,719          61,107
Transfer agency and servicing fees                                      8,308         67,919        105,301         106,232
Management fee (note 2)                                                 1,089        424,616        399,800         570,025
Administration fee (note 2)                                                69         14,719         14,673          26,662
Share Marketing Plan fee (note 3)
  Class P                                                                  --             --             --              --
  Class A                                                                  --             --             10              --
  Class B                                                                  --             --             --          20,012
  Class C                                                                  --             --              1          11,555
  Class M                                                                  --             --             --          12,168
Professional fees                                                      17,760         21,313         19,839          87,416
Trustees' fees                                                            306          1,923          1,641           6,718
Registration fees                                                      24,466         14,317         19,736          38,406
Accounting fees                                                            84         12,222         13,449          29,446
Printing fees                                                           3,761         15,877         25,650          33,193
Shareholder servicing fees (note 2)                                        --             --             --          62,373
Other                                                                   7,233         15,405         24,993         173,537
Tax expense                                                                --             --             --           6,974
Interest expense                                                          104          5,414          1,936           3,063
                                                                -------------  -------------   ------------    ------------
Total Expenses                                                         69,396        608,213        639,748       1,248,887
Fees deferred and/or expenses absorbed by Manager (note 2)            (67,664)      (203,955)      (261,381)       (277,545)
Class R reimbursement                                                      --             --             --         (15,111)
Class A reimbursement                                                      --             --             (6)             --
                                                                -------------  -------------   ------------    ------------
Net Expenses                                                            1,732        404,258        378,361         956,231
                                                                -------------  -------------   ------------    ------------
Net Investment Income/(Loss)                                             (832)      (232,950)      (218,097)        113,130
                                                                -------------  -------------   ------------    ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
  Securities transactions                                             (41,802)   (10,536,808)   (11,351,636)    (11,776,954)
  Securities sold short                                                    --             --             --       3,100,863
  Written options                                                          --             --             --           1,329
  Foreign-currency transactions and other assets                         (551)       (93,887)      (156,453)       (169,031)
                                                                 ------------- --------------   ------------    ------------
                                                                      (42,353)   (10,630,695)   (11,508,089)     (8,843,793)
Net change in unrealized appreciation/(depreciation) of:
  Securities transactions                                               2,105      3,050,515      1,923,583      (1,755,264)
  Forward foreign-currency exchange contracts                               5           (572)        11,254         (15,361)
  Securities sold short                                                    --             --             --         629,526
  Foreign-currency transactions and other asset                           (35)            --         (3,168)          1,219
                                                                -------------  -------------   ------------    ------------
Net Unrealized Appreciation/(Depreciation) of Investments               2,075      3,049,943      1,931,669      (1,139,880)
                                                                -------------  -------------   ------------    ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                (40,278)    (7,580,752)    (9,576,420)     (9,983,673)
                                                                -------------  -------------   ------------    ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations $     (41,110) $  (7,813,702)    (9,794,517)   $ (9,870,543)
                                                                -------------  -------------   ------------    ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                   GLOBAL         EMERGING       EMERGING
NET INVESTMENT INCOME:                                         COMMUNICATIONS     MARKETS      MARKETS FOCUS
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                        $     294,103  $      17,041   $     21,056
Dividends                                                             608,934      1,523,218        102,749
Securities lending income (note 4)                                     23,368         19,629            117
Foreign taxes withheld                                                  3,610        (98,042)          (739)
                                                                -------------    -----------   ------------
Total Income                                                          930,015      1,461,846        123,183
                                                                -------------    -----------   ------------

EXPENSES:
Custodian fee                                                          26,869        139,124          5,483
Transfer agency and servicing fees                                    264,562        338,381          4,856
Management fee (note 2)                                               860,599      1,481,398         52,055
Administration fee (note 2)                                            48,396         50,040          3,313
Share Marketing Plan fee (note 3)
  Class P                                                                  --             --             --
  Class A                                                                  --            360             --
Professional fees                                                      33,350         45,490         21,822
Trustees' fees                                                          5,848          5,040            707
Registration fees                                                       5,912         24,384         26,281
Accounting fees                                                        46,796         40,229          2,223
Printing fees                                                          64,555         82,081          6,724
Other                                                                  37,357         46,249         83,961
Tax expense                                                                --         14,535          2,457
Interest expense                                                          510             --            338
                                                                -------------    -----------   ------------
Total Expenses                                                      1,394,754      2,267,311        210,220
Fees deferred and/or expenses absorbed by Manager (note 2)            (86,084)      (893,245)      (129,167)
Class R reimbursement                                                      --             --         (2,587)
Class A reimbursement                                                      --            (36)            --
Class I reimbursement                                                      --             --             --
                                                                -------------    -----------   ------------
Net Expenses                                                        1,308,670      1,374,030         78,466
                                                                -------------    -----------   ------------
Net Investment Income/(Loss)                                         (378,655)        87,816         44,717
                                                                -------------    -----------   ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
-------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
  Securities transactions                                         (59,958,568)   (10,583,083)    (1,281,631)
  Securities sold short                                                    --             --             --
  Foreign-currency transactions and other assets                     (147,898)      (329,824)      (115,296)
                                                                -------------    -----------   ------------
Net Realized Gain/(Loss) on Investments                           (60,106,466)   (10,912,907)    (1,396,927)

Net change in unrealized appreciation/(depreciation) of:
  Securities transactions                                          33,550,347      4,827,775        915,880
  Forward foreign-currency exchange contracts                             853         (9,299)            --
  Securities sold short                                                    --             --             --
  Foreign-currency transactions and other assets                           --        (30,501)           866
                                                                -------------    -----------   ------------
Net Unrealized Appreciation/(Depreciation) of Investments          33,551,200      4,787,975        916,746
                                                                -------------    -----------   ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS            (26,555,266)     6,124,932)      (480,181)
                                                                -------------    -----------   ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations $ (26,933,921) $  (6,037,116)  $   (435,464)
                                                                -------------    -----------   ------------

                                       68

                                                                                                                CALIFORNIA
                                                                                                                TAX - FREE
                                                                   EMERGING     TOTAL RETURN   SHORT DURATION  INTERMEDIATE
NET INVESTMENT INCOME:                                               ASIA            BOND     GOVERNMENT BOND      BOND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                        $       5,569  $   1,252,288   $  9,636,125    $    864,390
Dividends                                                              61,110             --             --              --
Securities lending income (note 4)                                      2,594             --             --              --
Foreign taxes withheld                                                (10,309)            --             --              --
                                                                -------------    -----------   ------------    ------------
Total Income                                                           58,964      1,252,288      9,636,125         864,390
                                                                -------------    -----------   ------------    ------------

EXPENSES:
Custodian fee                                                           8,104         11,434         17,138           3,132
Transfer agency and servicing fees                                     30,128          8,304        167,398           7,757
Management fee (note 2)                                                87,082        166,969      1,371,428         185,001
Administration fee (note 2)                                             4,066         10,227         82,917          10,203
Share Marketing Plan fee (note 3)
  Class P                                                                  --             --          6,326              --
  Class A                                                                  --             13             --              --
Professional fees                                                      20,275         16,941         18,105          12,124
Trustees' fees                                                            516          1,388         10,713           1,522
Registration fees                                                       8,568          7,366         30,970             816
Accounting fees                                                         3,295          8,663         67,065           9,272
Printing fees                                                           9,253          5,355         39,208           5,974
Other                                                                  11,607          4,771         43,380           9,058
Tax expense                                                                --             --             --              --
Interest expense                                                        3,216          1,255        388,845              --
                                                                -------------    -----------   ------------    ------------
Total Expenses                                                        186,110        242,686      2,243,493         244,859
Fees deferred and/or expenses absorbed by Manager (note 2)            (72,600)      (102,266)      (829,254)       (102,026)
Class R reimbursement                                                      --             --             --              --
Class A reimbursement                                                      --             (3)            --              --
Class I reimbursement                                                      --         (6,067)            --              --
                                                                -------------    -----------   ------------    ------------
Net Expenses                                                          113,510        134,350      1,414,239         142,833
                                                                -------------    -----------   ------------    ------------
Net Investment Income/(Loss)                                          (54,546)     1,117,938      8,221,886         721,557
                                                                -------------    -----------   ------------    ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
  Securities transactions                                            (332,191)       540,874      3,553,792         218,931
  Securities sold short                                                    --         15,738             --              --
  Foreign-currency transactions and other assets                      (12,722)            --             --              --
                                                                -------------    -----------   ------------    ------------
Net Realized Gain/(Loss) on Investments                              (344,913)       556,612      3,553,792         218,931

Net change in unrealized appreciation/(depreciation) of:
  Securities transactions                                            (109,857)       180,644       (457,252)       (294,201)
  Forward foreign-currency exchange contracts                             151             --             --              --
  Securities sold short                                                    --           (485)            --              --
  Foreign-currency transactions and other assets                          (19)            --             --              --
                                                                -------------    -----------   ------------    ------------
Net Unrealized Appreciation/(Depreciation) of Investments            (109,725)       180,159       (457,252)       (294,201)
                                                                -------------    -----------   ------------    ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS               (454,638)       736,771      3,096,540         (75,270)
                                                                -------------    -----------   ------------    ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations $    (509,184) $   1,854,709   $ 11,318,426    $    646,287
                                                                -------------    -----------   ------------    ------------

                                                                                CALIFORNIA      FEDERAL
                                                                 GOVERNMENT      TAX-FREE       TAX-FREE
NET INVESTMENT INCOME:                                          MONEY MARKET       MONEY          MONEY
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                        $  12,415,763  $   2,481,181   $    693,956
Dividends                                                                  --             --             --
Securities lending income (note 4)                                         --             --             --
Foreign taxes withheld                                                     --             --             --
                                                                -------------    -----------   ------------
Total Income                                                       12,415,763      2,481,181        693,956
                                                                -------------    -----------   ------------

EXPENSES:
Custodian fee                                                          19,921         12,784          4,931
Transfer agency and servicing fees                                     91,275         11,580          7,788
Management fee (note 2)                                             1,124,610        456,331        182,451
Administration fee (note 2)                                           161,911         57,043         12,862
Share Marketing Plan fee (note 3)
  Class P                                                                  --             --             --
  Class A                                                                  --             --             --
Professional fees                                                      34,619         17,258         10,377
Trustees' fees                                                         25,879          7,601          1,618
Registration fees                                                       6,057            463          4,851
Accounting fees                                                       209,023         67,140         15,652
Printing fees                                                          72,840         23,131          7,615
Other                                                                  31,701         15,158          8,845
Tax expense                                                                --             --             --
Interest expense                                                          459             --             --
                                                                -------------    -----------   ------------
Total Expenses                                                      1,778,295        668,489        256,990
Fees deferred and/or expenses absorbed by Manager (note 2)                 --             --       (102,893)
Class R reimbursement                                                      --             --             --
Class A reimbursement                                                      --             --             --
Class I reimbursement                                                      --             --             --
                                                                -------------    -----------   ------------
Net Expenses                                                        1,778,295        668,489        154,097
                                                                -------------    -----------   ------------
Net Investment Income/(Loss)                                       10,637,468      1,812,692        539,859
                                                                -------------    -----------   ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
-------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
  Securities transactions                                             (11,325)           260         (1,200)
  Securities sold short                                                    --             --             --
  Foreign-currency transactions and other assets                           --             --             --
                                                                -------------    -----------   ------------
Net Realized Gain/(Loss) on Investments                               (11,325)           260         (1,200)

Net change in unrealized appreciation/(depreciation) of:
  Securities transactions                                                  --             --             --
  Forward foreign-currency exchange contracts                              --             --             --
  Securities sold short                                                    --             --             --
  Foreign-currency transactions and other assets                           --             --             --
                                                                -------------    -----------   ------------
Net Unrealized Appreciation/(Depreciation) of Investments                  --             --             --
                                                                -------------    -----------   ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                (11,325)           260         (1,200)
                                                                -------------    -----------   ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations $  10,626,143  $   1,812,952   $    538,659
                                                                -------------    -----------   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
Six Months Ended December 31, 2001 (Unaudited) and Year Ended June 30, 2001

                                                                           GROWTH                                MID CAP
                                                                  ------------------------------    --------------------------------
                                                                    12/31/01                          12/31/01
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                 (UNAUDITED)        6/30/01        (UNAUDITED)        6/30/01
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                      $   1,428,558    $  (1,870,522)   $    (386,340)   $  (2,160,524)
Net realized gain/(loss) on investments                             (45,843,662)      28,375,922        7,677,600       24,316,012
Net unrealized appreciation/(depreciation) of investments            22,964,029      (99,226,930)     (30,265,649)     (44,726,126)
                                                                  -------------    -------------    -------------    -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     (21,451,075)     (72,721,530)     (22,974,389)     (22,570,638)

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income:
  Class R shares                                                             --               --               --               --
  Class P shares                                                             --               --               --               --
From net realized gains on investments:
  Class R shares                                                    (24,090,781)     (44,108,206)     (12,922,625)     (68,761,898)
  Class P shares                                                        (11,332)         (17,493)              --               --
                                                                  -------------    -------------    -------------    -------------
Total Distributions to Shareholders                                 (24,102,113)     (44,125,699)     (12,922,625)     (68,761,898)

BENEFICIAL INTEREST TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions         1,079,477      (36,798,837)      (1,509,350)      30,885,062
  (note 6)
Net Increase/(Decrease) in Net Assets                               (44,473,711)    (153,646,066)     (37,406,364)     (60,447,474)

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                 262,624,617      416,270,683      164,496,636      224,944,110
End of Period                                                     $ 218,150,906    $ 262,624,617    $ 127,090,272    $ 164,496,636
Accumulated Undistributed Net Investment Income/
  (Accumulated Net Investment Loss)                               $   1,428,558               --    $    (386,340)              --

                                                                             BALANCED                   INTERNATIONAL GROWTH
                                                                  ------------------------------    --------------------------------
                                                                    12/31/01                          12/31/01
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                 (UNAUDITED)        6/30/01        (UNAUDITED)        6/30/01
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                      $   3,439,413    $   5,471,123    $    (173,646)   $    (489,135)
Net realized gain/(loss) on investments                              (1,745,504)      (1,313,210)     (11,176,123)     (18,683,181)
Net unrealized appreciation/(depreciation) of investments            (3,258,281)      (8,304,570)       3,091,535      (19,999,649)
                                                                  -------------    -------------    -------------    -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations      (1,564,372)      (4,146,657)      (8,258,234)     (39,171,965)

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------------
From net investment income:
  Class R shares                                                       (392,458)      (5,406,932)              --               --
  Class P shares                                                           (431)        (105,920)              --               --
From net realized gains on investments:
  Class R shares                                                             --       (4,252,122)              --       (9,246,149)
  Class P shares                                                             --         (225,764)              --         (739,563)
                                                                  -------------    -------------    -------------    -------------
Total Distributions to Shareholders                                    (392,889)      (9,990,738)              --       (9,985,712)

BENEFICIAL INTEREST TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions        (3,881,478)      (5,180,177)      (7,930,227)     (84,549,494)
  (note 6)
Net Increase/(Decrease) in Net Assets                                (5,838,739)     (19,317,572)     (16,188,461)    (133,707,171)

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                  44,203,053       63,520,625       60,232,468      193,939,639
End of Period                                                     $  38,364,314    $  44,203,053    $  44,044,007    $  60,232,468
Accumulated Undistributed Net Investment Income/
  (Accumulated Net Investment Loss)                               $   2,831,483    $    (215,041)   $    (632,083)   $    (458,437)

                                       70

                                                                          MID CAP FOCUS                         SMALL CAP
                                                                 ------------------------------    ---------------------------------
                                                                    12/31/01                          12/31/01
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                (UNAUDITED)         6/30/01       (UNAUDITED)        6/30/01
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                     $      (4,253)   $      13,171    $    (126,538)   $    (917,788)
Net realized gain/(loss) on investments                               (195,053)        (720,117)      (2,814,212)      (8,586,901)
Net unrealized appreciation/(depreciation) of investments              (72,792)         184,185       (8,263,323)     (18,630,714)
                                                                 -------------    -------------    -------------    -------------
Net Increase/(Decrease) in Net Assets Resulting from Operation        (272,098)        (522,761)     (11,204,073)     (28,135,403)

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------------
From net investment income:
  Class R shares                                                        (5,356)          (7,852)              --               --
  Class P shares                                                            --               --               --               --
From net realized gains on investments:
  Class R shares                                                            --               --         (578,892)     (25,678,165)
  Class P shares                                                            --               --          (17,075)      (7,265,080)
                                                                 -------------    -------------    -------------    -------------
Total Distributions to Shareholders                                     (5,356)          (7,852)        (595,967)     (32,943,245)

BENEFICIAL INTEREST TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions
  (note 6)                                                            (730,449)       3,032,094      (10,447,927)      17,835,665
Net Increase/(Decrease) in Net Assets                               (1,007,903)       2,501,481      (22,247,967)     (43,242,983)

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                  2,501,481               --       87,306,043      130,549,026
End of Period                                                    $   1,493,578    $  2 ,501,481    $  65,058,076    $  87,306,043
Accumulated Undistributed Net Investment Income/
  (Accumulated Net Investment Loss)                              $      (4,290)   $       5,319    $    (126,538)              --

                                                                       INTERNATIONAL FOCUS               GLOBAL OPPORTUNITIES
                                                                 ------------------------------    ---------------------------------
                                                                    12/31/01                          12/31/01
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                 (UNAUDITED)         6/30/01       (UNAUDITED)        6/30/01
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                     $        (832)   $      (7,585)   $    (232,950)   $    (717,862)
Net realized gain/(loss) on investments                                (42,353)        (274,408)     (10,630,695)     (19,808,857)
Net unrealized appreciation/(depreciation) of investments                2,075           29,192        3,049,943       (8,766,943)
                                                                 -------------    -------------    -------------    -------------
Net Increase/(Decrease) in Net Assets Resulting from
  Operations                                                           (41,110)        (252,801)      (7,813,702)     (29,293,662)

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------------
From net investment income:
  Class R shares                                                            --               --               --               --
  Class P shares                                                            --               --               --               --
From net realized gains on investments:
  Class R shares                                                            --               --               --       (4,414,762)
  Class P shares                                                            --               --               --               --
                                                                 -------------    -------------    -------------    -------------
Total Distributions to Shareholders                                         --               --               --       (4,414,762)

BENEFICIAL INTEREST TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions
  (note 6)                                                             (59,045)      (1,742,455)      (9,075,231)      (2,013,486)
Net Increase/(Decrease) in Net Assets                                 (100,155)      (1,995,256)     (16,888,933)     (35,721,910)

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                    268,812        2,264,068       50,000,638       85,722,548
End of Period                                                    $     168,657    $     268,812    $  33,111,705    $  50,000,638
Accumulated Undistributed Net Investment Income/
  (Accumulated Net Investment Loss)                              $      (2,120)   $      (1,288)   $    (404,015)   $    (171,065)

                                                                          U.S.FOCUS
                                                                 ------------------------------
                                                                    12/31/01
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                 (UNAUDITED)       6/30/01
-----------------------------------------------------------------------------------------------
Net investment income/(loss)                                     $      (4,785)   $     (20,619)
Net realized gain/(loss) on investments                               (256,296)      (1,043,255)
Net unrealized appreciation/(depreciation) of investments               67,319          (60,759)
                                                                 -------------    -------------
Net Increase/(Decrease) in Net Assets Resulting from Operation        (193,762)      (1,124,633)

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------
From net investment income:
  Class R shares                                                            --               --
  Class P shares                                                            --               --
                                                                 -------------    -------------
From net realized gains on investments:
  Class R shares                                                            --         (123,628)
  Class P shares                                                            --               --
Total Distributions to Shareholders                                         --         (123,628)

BENEFICIAL INTEREST TRANSACTIONS:
-----------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions
  (note 6)                                                            (162,085)        (239,420)
Net Increase/(Decrease) in Net Assets                                 (355,847)      (1,487,681)

NET ASSETS:
-----------------------------------------------------------------------------------------------
Beginning of period                                                  1,857,879        3,345,560
End of Period                                                    $   1,502,032    $   1,857,879
Accumulated Undistributed Net Investment Income/
  (Accumulated Net Investment Loss)                              $      (4,785)              --

                                                                          GLOBAL FOCUS
                                                                 ------------------------------
                                                                    12/31/01
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                (UNAUDITED)        6/30/01
-----------------------------------------------------------------------------------------------
Net investment income/(loss)                                      $   (218,097)    $   (658,596)
Net realized gain/(loss) on investments                            (11,508,089)     (26,881,741)
Net unrealized appreciation/(depreciation) of investments            1,931,669      (11,202,105)
                                                                 -------------    -------------
Net Increase/(Decrease) in Net Assets Resulting from
  Operations                                                        (9,794,517)     (38,742,442)

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------
From net investment income:
  Class R shares                                                            --               --
  Class P shares                                                            --               --
From net realized gains on investments:
  Class R shares                                                            --      (17,735,130)
  Class P shares                                                            --           (3,656)
                                                                 -------------    -------------
Total Distributions to Shareholders                                         --      (17,738,786)

BENEFICIAL INTEREST TRANSACTIONS:
-----------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions
  (note 6)                                                          (7,092,839)      (6,014,294)
Net Increase/(Decrease) in Net Assets                              (16,887,356)     (62,495,522)

NET ASSETS:
-----------------------------------------------------------------------------------------------
Beginning of period                                                 53,363,446      115,858,968
End of Period                                                     $ 36,476,090     $ 53,363,446
Accumulated Undistributed Net Investment Income/
  (Accumulated Net Investment Loss)                               $   (363,718)    $   (145,621)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                     GLOBAL LONG-SHORT                  GLOBAL COMMUNICATIONS
                                                              --------------------------------  ------------------------------------
                                                                      12/31/01                       12/31/01
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                  (UNAUDITED)      6/30/01        (UNAUDITED)    6/30/01
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                    $     113,130    $  (1,656,943)   $    (378,655) $  (2,642,264)
Net realized gain/(loss) on investments                            (8,843,793)      18,140,836      (60,106,466)  (128,910,173)
Net unrealized appreciation/(depreciation) of investments          (1,139,880)    (109,872,790)      33,551,200    (96,607,922)
                                                                -------------    -------------    -------------  -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations    (9,870,543)     (93,388,897)     (26,933,921)  (228,160,359)

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------------
From net investment income:
  Class R shares                                                           --               --               --             --
  Class A shares                                                           --               --               --             --
  Class I shares                                                           --               --               --             --
From net realized gains on investments:
  Class R shares                                                           --      (79,703,639)              --    (79,643,094)
  Class I shares                                                           --               --               --             --
                                                                -------------    -------------    -------------  -------------
Total Distributions to Shareholders                                        --      (79,703,639)              --    (79,643,094)

BENEFICIAL INTEREST TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions
 (note 6)                                                         (32,247,740)    (125,089,996)     (19,118,169)   (17,089,085)
Net Increase/(Decrease) in Net Assets                             (42,118,283)    (298,182,532)     (46,052,090)  (324,892,538)

NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                               103,378,546      401,561,078      173,623,710    498,516,248
End of Period                                                   $  61,260,263    $ 103,378,546    $ 127,571,620  $ 173,623,710
Accumulated Undistributed Net Investment Income/
(Accumulated Net Investment Loss)                               $    (165,183)   $    (278,313)   $    (571,956) $    (193,301)


                                                                         SHORT DURATION                CALIFORNIA TAX-FREE
                                                                        GOVERNMENT BOND                 INTERMEDIATE BOND
                                                                 -----------------------------   ----------------------------------
                                                                     12/31/01                       12/31/01
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                (UNAUDITED)        6/30/01        (UNAUDITED)       6/30/01
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                    $   8,221,886    $  12,045,800    $     721,557  $   1,242,599
Net realized gain/(loss) on investments                             3,553,792        3,181,288          218,931        321,795
Net unrealized appreciation/(depreciation) of investments            (457,252)       2,727,758         (294,201)       615,743
                                                                -------------    -------------    -------------  -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations    11,318,426       17,954,846          646,287      2,180,137

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income:
  Class R shares                                                   (8,102,050)              --         (721,584)    (1,242,599)
  Class P shares                                                     (119,836)              --               --             --
From net realized gains on investments:
  Class R shares                                                   (4,312,249)     (11,818,627)        (215,717)            --
  Class P shares                                                      (63,724)        (227,173)              --             --
                                                                -------------    -------------    -------------  -------------
Total Distributions to Shareholders                               (12,597,859)     (12,045,800)        (937,301)    (1,242,599)

BENEFICIAL INTEREST TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions
  (note 6)                                                         97,279,294       90,119,502        2,999,075      9,219,513
Net Increase/(Decrease) in Net Assets                              95,999,861       96,028,548        2,708,061     10,157,051

NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                               271,994,117      175,965,569       37,562,445     27,405,394
End of Period                                                   $ 367,993,978    $ 271,994,117    $  40,270,506  $  37,562,445
Accumulated Undistributed Net Investment Income/
(Accumulated Net Investment Loss)                               $     (48,871)   $     (48,871)   $       1,355  $       1,382

                                       72

                                                                        EMERGING MARKETS              EMERGING MARKETS FOCUS
                                                                ------------------------------    ----------------------------
                                                                  12/31/01                         12/31/01
                                                                 (UNAUDITED)       6/30/01         (UNAUDITED)       6/30/01
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                    $      87,816    $     230,423    $      44,717  $     112,772
Net realized gain/(loss) on investments                           (10,912,907)     (18,100,952)      (1,396,927)      (934,540)
Net unrealized appreciation/(depreciation) of investments           4,787,975      (50,073,945)         916,746       (271,717)
                                                                -------------    -------------    -------------  -------------
Net Increase/(Decrease) in Net Assets Resulting from Operation     (6,037,116)     (67,944,474)        (435,464)    (1,093,485)

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income:
  Class R shares                                                           --               --          (70,452)       (17,342)
  Class A shares                                                           --               --               --             --
  Class I shares                                                           --               --               --             --
From net realized gains on investments:
  Class R shares                                                           --               --               --             --
  Class I shares                                                           --               --               --             --
                                                                -------------    -------------    -------------  -------------
Total Distributions to Shareholders                                        --               --          (70,452)       (17,342)

BENEFICIAL INTEREST TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions
 (note 6)                                                         (13,102,374)     (61,908,255)        (570,688)     6,541,645
Net Increase/(Decrease) in Net Assets                             (19,139,490)    (129,852,729)      (1,076,604)     5,430,818

NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                               167,182,802      297,035,531       10,156,114      4,725,296
End of Period                                                   $ 148,043,312    $ 167,182,802    $   9,079,510  $  10,156,114
Accumulated Undistributed Net Investment Income/
 (Accumulated Net Investment Loss)                              $    (979,876)   $  (1,067,692)   $         309  $      26,044

                                                                        EMERGING ASIA                   TOTAL RETURN BOND
                                                                -------------------------------   --------------------------------
                                                                     12/31/01                         12/31/01
                                                                   (UNAUDITED)                       (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                    $     (54,546)   $     (92,198)   $   1,117,938  $   1,794,142
Net realized gain/(loss) on investments                              (344,913)      (1,971,935)         556,612      1,074,896
Net unrealized appreciation/(depreciation) of investments            (109,725)      (2,615,596)         180,159        136,289
                                                                ---------------  ---------------  ---------------  ----------------
Net Increase/(Decrease) in Net Assets Resulting from Operations      (509,184)      (4,679,729)       1,854,709      3,005,327

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income:
Class R shares                                                             --               --         (992,900)    (1,794,142)
Class A shares                                                             --               --             (253)            --
Class I shares                                                             --               --         (125,205)            --
From net realized gains on investments:
Class R shares                                                             --               --         (558,191)            --
Class I shares                                                             --               --         (233,120)            --
                                                                ---------------  --------------  ----------------  ----------------
Total Distributions to Shareholders                                        --               --       (1,909,669)    (1,794,142)

BENEFICIAL INTEREST TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions
  (note 6)                                                         (1,125,752)      (6,504,869)      10,530,497      2,464,773
Net Increase/(Decrease) in Net Assets                              (1,634,936)     (11,184,598)      10,475,537      3,675,958

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                13,658,073       24,842,671       31,787,626     28,111,668
End of Period                                                   $  12,023,137    $  13,658,073    $  42,263,163  $  31,787,626
Accumulated Undistributed Net Investment Income/
  (Accumulated Net Investment Loss)                             $   (468,814)    $   (414,268)    $     40,294   $     40,714

                                                                           GOVERNMENT                     CALIFORNIA
                                                                          MONEY MARKET                 TAX-FREE MONEY
                                                                ------------------------------  ----------------------------------
                                                                  12/31/01                           12/31/01
                                                                 (UNAUDITED)        6/30/01         (UNAUDITED)     6/30/01
----------------------------------------------------------------------------------------------------------------------------------

Net investment income/(loss)                                    $  10,637,468    $  52,896,337    $   1,812,692  $  11,159,203
Net realized gain/(loss) on investments                               (11,326)         147,990              260         14,101
Net unrealized appreciation/(depreciation) of investments                  --               --               --             --
                                                                -------------    -------------    -------------  -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations    10,626,142       53,044,327        1,812,952     11,173,304

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
  Class R shares                                                  (10,780,194)     (52,892,584)      (1,812,692)   (11,159,204)
  Class P shares                                                           (9)          (3,752)              --             --
From net realized gains on investments:
  Class R shares                                                           --               --               --             --
  Class P shares                                                           --               --               --             --
                                                                -------------    -------------    -------------  -------------
Total Distributions to Shareholders                               (10,780,203)     (52,896,336)      (1,812,692)   (11,159,204)

BENEFICIAL INTEREST TRANSACTIONS:
Net increase/(decrease) from beneficial interest transactions
 (note 6)                                                        (103,574,259)     (29,228,975)     (37,636,860)  (128,046,892)
Net Increase/(Decrease) in Net Assets                            (103,728,320)     (29,080,984)     (37,636,600)  (128,032,792)

NET ASSETS:
Beginning of period                                               774,203,653      803,284,637      250,786,357    378,819,149
End of Period                                                   $ 670,475,333    $ 774,203,653    $ 213,149,757  $ 250,786,357
Accumulated Undistributed Net Investment Income/
 (Accumulated Net Investment Loss)                              $    (109,932)   $      32,803    $      10,004  $      10,004

                                                                             FEDERAL
                                                                          TAX-FREE MONEY
                                                                ---------------- -----------------
                                                                    12/31/01
                                                                   (UNAUDITED)       6/30/01
--------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
-------------------------------------------------------------------------------------------------
Net investment income/(loss)                                    $     539,859    $   4,026,638
Net realized gain/(loss) on investments                                (1,200)          14,341
Net unrealized appreciation/(depreciation) of investments                  --               --
                                                                -------------    -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       538,659        4,040,979

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------------
From net investment income:
  Class R shares                                                     (539,871)      (4,026,638)
  Class P shares                                                           --               --
From net realized gains on investments:
  Class R shares                                                           --               --
  Class P shares                                                           --               --
                                                                -------------    -------------
Total Distributions to Shareholders                                  (539,871)      (4,026,638)

BENEFICIAL INTEREST TRANSACTIONS:
-----------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions
 (note 6)                                                          20,393,338     (105,798,090)
Net Increase/(Decrease) in Net Assets                              20,392,126     (105,783,749)

NET ASSETS:
-----------------------------------------------------------------------------------------------
Beginning of period                                                42,054,519      147,838,268
End of Period                                                   $  62,446,645    $  42,054,519
Accumulated Undistributed Net Investment Income/
 (Accumulated Net Investment Loss)                              $       3,202    $       3,214

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CASH FLOWS
Six Months Ended December 31, 2001

                                                                    GLOBAL                                   SHORT DURATION
                                                                  LONG-SHORT         TOTAL RETURN BOND       GOVERNMENT BOND
                                                              ----------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                  $           113,130   $          1,117,938  $          8,221,886
Adjustments to reconcile net decrease in net assets
   resulting from
operations to net cash provided by operating activities:
     Increase/(decrease) in interest receivable               $            58,933   $           (198,451) $            124,897
     Increase/(decrease) in dividend receivable                            34,642                     --                    --
     Increase/(decrease) in foreign currency                             (226,894)                    --                    --
     Increase/(decrease) in other assets and liabilities               (1,035,801)                83,419              (716,135)
     Increase/(decrease) in accrued management fee payable                (45,019)                42,219               342,898
     Net accretion of discount                                             (4,393)               (41,679)                   --
                                                              -------------------   --------------------  --------------------
     Total adjustments                                                 (1,218,532)              (114,492)             (248,340)
                                                              -------------------   --------------------  --------------------
Net Cash Provided by Operating Activities                              (1,105,402)             1,003,446             7,973,546

CASH FLOWS FROM INVESTING ACTIVITIES:
------------------------------------------------------------------------------------------------------------------------------
     Proceeds from sales of investments                               141,284,395          1,094,574,602           778,671,010
     Purchases of securities                                         (122,634,318)        (1,111,192,337)         (893,869,753)
     Proceeds from short sales                                          8,641,952                     --                    --
     Purchases of short sales                                          (6,683,471)                    --                    --
     Increase/(decrease) in receivable for investments sold             3,236,830            (31,179,539)          (16,809,944)
     Increase/(decrease) in receivable for short sales                    174,666                     --                    --
     Increase/(decrease) in payable for investments
        purchased                                                      (5,543,272)            36,809,023            40,418,691

Cash Provided by Investing Activities                                  18,476,782            (10,988,251)          (91,589,996)

CASH FLOWS FROM FINANCING ACTIVITIES:
------------------------------------------------------------------------------------------------------------------------------
     Increase/(decrease) in receivable for shares of
        beneficial
          interest sold                                                     5,094                 16,005               882,104
     Increase/(decrease) in payable for shares of
        beneficial
          interest redeemed                                              (490,212)               (80,014)             (430,821)
     Net capital shares transactions                                  (32,247,740)            10,530,497            94,279,294
     Distributions paid                                                        --               (755,754)          (12,597,859)
     Payments on loans                                                         --                 75,435                85,605
     Change in dividends payable                                          (38,961)               198,636             1,401,954
                                                              -------------------   --------------------  --------------------

Cash Used by Financing Activities                                     (32,771,819)             9,984,805            83,620,277

Net increase/(decrease) in cash                                       (15,400,439)                    --                 3,827
Cash at beginning of period                                            25,309,392                     --                    --
                                                              -------------------   --------------------  --------------------
Cash at End of Period                                         $         9,908,953   $                 --  $              3,827

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                     THIS PAGE IS LEFT INTENTIONALLY BLANK.

FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:

-----------------------------------------------------------------------------------------------------------------------------------
                                                       NET
                                                     REALIZED        NET
                                                       AND        INCREASE/              DIVIDENDS    DISTRIBUTIONS  DISTRIBUTIONS
                         NET ASSET                  UNREALIZED   (DECREASE)   DIVIDENDS  IN EXCESS      FROM NET     IN EXCESS OF
                           VALUE -        NET       GAIN/(LOSS)     FROM      FROM NET     OF NET       REALIZED     NET REALIZED
                         BEGINNING     INVESTMENT      ON        INVESTMENT  INVESTMENT  INVESTMENT      CAPITAL       CAPITAL
                         OF PERIOD    INCOME/(LOSS) INVESTMENTS  OPERATIONS    INCOME      INCOME         GAINS         GAINS
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND
CLASS R
   Period ended 12/31/01  $14.66      $ 0.08       $(1.27)        $(1.19)          --        --           $(1.45)          --
   Year ended 6/30/01++    21.11       (0.08)       (3.84)         (3.92)          --        --            (2.53)          --
   Year ended 6/30/00++    24.34        0.00@       (0.04)#        (0.04)      $(0.18)       --            (3.01)          --
   Year ended 6/30/99++    23.68        0.09         2.24           2.33        (0.10)       --            (1.57)          --
   Year ended 6/30/98++    23.07        0.17         3.51           3.68        (0.15)       --            (2.92)          --
   Year ended 6/30/97++    21.94        0.15         3.90           4.05        (0.15)       --            (2.77)          --
CLASS P
   Period ended 12/31/01   14.74        0.06        (1.27)         (1.21)         --         --            (1.45)          --
   Year ended 6/30/01++    21.26       (0.18)       (3.81)         (3.99)         --         --            (2.53)          --
   Year ended 6/30/00++    24.51       (0.07)       (0.07)         (0.14)       (0.10)       --            (3.01)          --
   Year ended 6/30/99++    23.77        0.04         2.31           2.35        (0.04)       --            (1.57)          --
   Year ended 6/30/98++    23.12        0.11         3.55           3.66        (0.09)       --            (2.92)          --
   Year ended 6/30/97++    21.94        0.09         3.96           4.05        (0.10)       --            (2.77)          --

MID CAP FUND (a)
CLASS R
   Period ended 12/31/01   14.61       (0.04)       (1.98)         (2.02)         --         --            (1.24)          --
   Year ended 6/30/01      24.85       (0.19)       (1.61)         (1.80)         --         --            (8.44)          --
   Year ended 6/30/00      19.80       (0.35)        8.07           7.72          --         --            (2.67)          --
   Year ended 6/30/99      21.89       (0.16)       (0.80)         (0.96)         --         --            (1.13)          --
   Year ended 6/30/98++    19.00       (0.18)        4.21           4.03          --         --            (1.14)          --
   Year ended 6/30/97      17.82       (0.13)        2.54           2.41          --         --            (1.23)          --

MID CAP FOCUS FUND (b)
CLASS R
   Period ended 12/31/01    8.69       (0.01)       (0.73)         (0.74)       (0.03)       --               --           --
   Year ended 6/30/01(g)   10.00        0.05        (1.33)         (1.28)       (0.03)       --               --           --

SMALL CAP FUND
CLASS R
   Period ended 12/31/01   11.85       (0.01)       (1.37)         (1.38)         --         --            (0.10)          --
   Year ended 6/30/01++    22.20       (0.13)       (4.43)         (4.56)         --         --            (5.79)          --
   Year ended 6/30/00      16.58       (0.28)        5.90           5.62          --         --            (0.00)@         --
   Year ended 6/30/99++    20.73       (0.17)       (1.21)         (1.38)         --         --            (2.07)      $(0.70)
   Year ended 6/30/98++    19.52       (0.15)        4.33           4.18          --         --            (2.97)          --
   Year ended 6/30/97      21.55       (0.18)        1.43           1.25          --         --            (3.28)          --
CLASS R
   Period ended 12/31/01   11.54       (0.01)       (1.34)         (1.35)         --         --            (0.09)          --
   Year ended 6/30/01++    21.85       (0.17)       (4.35)         (4.52)         --         --            (5.79)          --
   Year ended 6/30/00      16.35       (0.28)        5.78           5.50          --         --            (0.00)@         --
   Year ended 6/30/99++    20.53       (0.21)       (1.20)         (1.41)         --         --            (2.07)       (0.70)
   Year ended 6/30/98++    19.48       (0.20)        4.22           4.02          --         --            (2.97)          --
   Year ended 6/30/97(h)   21.73       (0.10)        1.13           1.03          --         --            (3.28)          --
U.S. FOCUS FUND (c)
CLASS R
   Period ended 12/31/01    7.77       (0.02)       (0.82)         (0.84)         --         --               --           --
   Year ended 6/30/01      11.53       (0.09)       (3.23)         (3.32)         --         --            (0.44)          --
   Period ended 6/30/00(i) 10.00        0.00@        1.53           1.53          --         --               --           --

                                       76

----------------------------------------------------------------------------------------------------------------
                                                                        NET      RATIO OF NET   NET INVESTMENT
                                              NET ASSET                ASSETS,     INVESTMENT    INCOME/(LOSS)
                                                VALUE -                END OF     INCOME/(LOSS)     BEFORE
                                   TOTAL        END OF      TOTAL      PERIOD      TO AVERAGE   DEFERRAL OF FEES
                               DISTRIBUTIONS    PERIOD     RETURN*    (IN 000S)     NET ASSETS     BY MANAGER
----------------------------------------------------------------------------------------------------------------
GROWTH FUND
CLASS R
   Period ended 12/31/01        $   (1.45)  $   12.02       (8.14)% $     218,045        1.24%+  $   0.07
   Year ended 6/30/01++             (2.53)      14.66      (20.57)%       262,514       (0.56)%     (0.10)
   Year ended 6/30/00++             (3.19)      21.11        0.47%        414,632       (0.02)%      0.00@
   Year ended 6/30/99++             (1.67)      24.34       11.41%        669,789        0.46%       0.09
   Year ended 6/30/98++             (3.07)      23.68       17.31%      1,382,874        0.71%       0.17
   Year ended 6/30/97++             (2.92)      23.07       20.44%      1,137,343        0.69%         --
CLASS P
   Period ended 12/31/01            (1.45)      12.08       (8.23)%           106        1.11%+      0.05
   Year ended 6/30/01++             (2.53)      14.74      (20.77)%           111       (0.81)%     (0.18)
   Year ended 6/30/00++             (3.11)      21.26        0.01%          1,639       (0.32)%     (0.07)
   Year ended 6/30/99++             (1.61)      24.51       11.62%            219        0.21%       0.04
   Year ended 6/30/98++             (3.01)      23.77       17.09%            198        0.46%       0.11
   Year ended 6/30/97++             (2.87)      23.12       20.41%            212        0.44%         --

MID CAP FUND (A)
CLASS R
   Period ended 12/31/01            (1.24)      11.35      (13.90)%       127,090       (0.56)%+    (0.13)
   Year ended 6/30/01               (8.44)      14.61      (11.76)%       164,497       (1.13)%     (0.34)
   Year ended 6/30/00               (2.67)      24.85       42.46%        224,944       (1.19)%     (0.45)
   Year ended 6/30/99               (1.13)      19.80       (4.07)%       382,483       (0.83)%     (0.16)
   Year ended 6/30/98++             (1.14)      21.89       22.18%        391,973       (0.84)%     (0.18)
   Year ended 6/30/97               (1.23)      19.00       14.77%        317,812       (0.75)%        --

MID CAP FOCUS FUND (B)
CLASS R
   Period ended 12/31/01            (0.03)       7.92       (8.54)%         1,494       (0.44)%+    (0.35)
   Year ended 6/30/01(g)            (0.03)       8.69      (18.73)%         2,501        0.53%+     (0.28)

SMALL CAP FUND
CLASS R
   Period ended 12/31/01            (0.10)      10.37      (11.69)%        63,215       (0.26)%+    (0.02)
   Year ended 6/30/01++             (5.79)      11.85      (21.71)%        74,297       (0.85)%     (0.13)
   Year ended 6/30/00               (0.00)@     22.20       34.12%        102,622       (1.14)%     (0.28)
   Year ended 6/30/99++             (2.77)      16.58       (4.14)%       113,323       (1.09)%     (0.17)
   Year ended 6/30/98++             (2.97)      20.73       23.23%        203,437       (0.70)%     (0.15)
   Year ended 6/30/97               (3.28)      19.52        6.81%        198,298       (0.78)%        --
CLASS R
   Period ended 12/31/01            (0.09)      10.10      (11.66)%         1,843       (1.17)%+    (0.01)
   Year ended 6/30/01++             (5.79)      11.54      (21.91)%        13,009       (1.10)%     (0.17)
   Year ended 6/30/00               (0.00)@     21.85       33.95%         27,927       (1.40)%     (0.28)
   Year ended 6/30/99++             (2.77)      16.35       (4.39)%        20,606       (1.35)%     (0.21)
   Year ended 6/30/98++             (2.97)      20.53       22.44%         21,548       (0.95)%     (0.20)
   Year ended 6/30/97(h)            (3.28)      19.48        5.74%          6,656       (1.03)%+       --

U.S. FOCUS FUND (C)
CLASS R
   Period ended 12/31/01               --        6.93      (10.81)%         1,502       (0.60)%+    (0.74)
   Year ended 6/30/01               (0.44)       7.77      (29.65)%         1,858       (0.75)%     (1.33)
   Period ended 6/30/00(i)             --       11.53       15.30%          3,346       (0.08)%+    (0.13)

------------------------------------------------------------------------------------------
                                                               EXPENSE
                                                               RATIO
                                                               BEFORE
                                                              DEFERRAL OF
                                                                 FEES
                                                   EXPENSE    BY MANAGER       EXPENSE
                                                    RATIO     INCLUDING,         RATIO
                                     PORTFOLIO    INCLUDING   INTEREST         EXCLUDING
                                     TURNOVER    INTEREST AND  AND TAX         INTEREST
                                       RATE      TAX EXPENSE   EXPENSE         TAX EXPENSE
-----------------------------------------------------------------------------------------
GROWTH FUND
CLASS R
   Period ended 12/31/01              54%       1.50%+        1.61%+          1.50%+
   Year ended 6/30/01++               81%       1.43%         1.43%           1.42%
   Year ended 6/30/00++               79%       1.49%         1.49%           1.46%
   Year ended 6/30/99++               39%       1.38%         1.38%           1.35%
   Year ended 6/30/98++               54%       1.20%         1.20%           1.19%
   Year ended 6/30/97++               61%       1.27%           --              --
CLASS P
   Period ended 12/31/01              54%       1.75%+        1.86%+          1.75%+
   Year ended 6/30/01++               81%       1.68%         1.68%           1.67%
   Year ended 6/30/00++               79%       1.66%         1.66%           1.63%
   Year ended 6/30/99++               39%       1.63%         1.63%           1.60%
   Year ended 6/30/98++               54%       1.45%         1.45%           1.44%
   Year ended 6/30/97++               61%       1.52%           --              --

MID CAP FUND (a)
CLASS R
   Period ended 12/31/01              71%       1.50%+        2.90%+          1.50%+
   Year ended 6/30/01                 68%       1.51%         2.32%           1.50%
   Year ended 6/30/00                 63%       1.55%         1.92%           1.50%
   Year ended 6/30/99                 76%       1.66%         1.66%           1.66%
   Year ended 6/30/98++               24%       1.57%         1.57%           1.56%
   Year ended 6/30/97                 79%       1.71%           --              --

MID CAP FOCUS FUND (b)
CLASS R
   Period ended 12/31/01              75%       1.41%+        8.02%+          1.40%+
   Year ended 6/30/01(g)             179%       1.41%+        4.28%+          1.40%+

SMALL CAP FUND
CLASS R
   Period ended 12/31/01              66%       1.40%+        1.51%+          1.40%+
   Year ended 6/30/01++              117%       1.36%         1.36%           1.35%
   Year ended 6/30/00                 93%       1.35%         1.35%           1.35%
   Year ended 6/30/99++               71%       1.32%         1.32%           1.32%
   Year ended 6/30/98++               69%       1.24%         1.24%           1.24%
   Year ended 6/30/97                 59%       1.20%           --              --
CLASS R
   Period ended 12/31/01              66%       1.65%+        1.76%+          1.65%+
   Year ended 6/30/01++              117%       1.61%         1.61%           1.60%
   Year ended 6/30/00                 93%       1.61%         1.61%           1.61%
   Year ended 6/30/99++               71%       1.57%         1.57%           1.57%
   Year ended 6/30/98++               69%       1.49%         1.49%           1.49%
   Year ended 6/30/97(h)              59%       1.45%+          --              --

U.S. FOCUS FUND (c)
CLASS R
   Period ended 12/31/01             106%       1.41%+       20.90%+          1.40%+
   Year ended 6/30/01                237%       1.49%        13.49%           1.40%
   Period ended 6/30/00(i)           247%       1.40%+        4.37%+          1.40%+

Please refer to page 84 for endnotes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       77

-----------------------------------------------------------------------------------------------------------------------------------
                                                    NET REALIZED   NET
                                                                   INCREASE/
                         NET ASSET                  AND             (DECREASE) DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS DISTRIBUTIONS
                         VALUE -       NET          UNREALIZED     FROM        FROM NET   EXCESS OF NET   FROM NET     IN EXCESS OF
                         BEGINNING OF  INVESTMENT   GAIN/(LOSS) ON INVESTMENT  INVESTMENT INVESTMENT      REALIZED     NET REALIZED
                         PERIOD        INCOME/(LOSS)INVESTMENTS    OPERATIONS  INCOME     INCOME        CAPITAL GAINS CAPITAL GAINS
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
CLASS R
  Period ended 12/31/01++   $12.01       $0.98        $(1.39)       $(0.41)     $(0.12)         --               --           --
  Year ended 6/30/01++       16.00        1.42         (2.58)        (1.16)      (1.55)         --           $(1.28)          --
  Year ended 6/30/00         16.77        0.49         (0.19)         0.30       (0.63)         --            (0.31)      $(0.13)
  Year ended 6/30/99++       19.08        0.48          1.23          1.71       (0.93)         --            (1.68)       (1.41)
  Year ended 6/30/98(p)      19.89        1.66          0.99          2.65       (0.93)     $(0.70)           (1.83)          --
  Year ended 6/30/97++       19.33        0.48          2.13          2.61       (0.39)         --            (1.66)          --
CLASS P
  Period ended 12/31/01++    12.28        0.96         (1.41)        (0.45)      (0.10)         --               --           --
  Year ended 6/30/01++       15.99        2.12         (3.28)        (1.16)      (1.27)         --            (1.28)          --
  Year ended 6/30/00         16.74        0.58         (0.31)         0.27       (0.58)         --            (0.31)       (0.13)
  Year ended 6/30/99++       19.11        0.44          1.17          1.61       (0.89)         --            (1.68)       (1.41)
  Year ended 6/30/98(p)      19.89        1.62          1.01          2.63       (0.84)     (0.74)            (1.83)          --
  Year ended 6/30/97++       19.33        0.43          2.13          2.56       (0.34)        --             (1.66)          --

INTERNATIONAL GROWTH FUND
CLASS R
  Period ended 12/31/01++    12.44       (0.04)        (1.71)        (1.75)         --         --                --           --
  Year ended 6/30/01         20.52       (0.17)        (6.12)        (6.29)         --         --             (1.79)          --
  Year ended 6/30/00++       18.97       (0.17)         2.11          1.94          --         --             (0.39)          --
  Year ended 6/30/99         18.67        0.09          0.31          0.40          --         --             (0.10)          --
  Year ended 6/30/98++       16.24        0.04          3.48          3.52       (0.02)     (0.00)@           (1.07)          --
  Year ended 6/30/97++       15.31        0.08          2.53          2.61          --         --             (1.68)          --
CLASS P
  Period ended 12/31/01++    12.43       (0.05)        (1.71)        (1.76)         --         --                --           --
  Year ended 6/30/01         20.57       (0.11)        (6.24)        (6.35)         --         --             (1.79)          --
  Year ended 6/30/00++       18.92       (0.25)         2.29          2.04          --         --             (0.39)          --
  Year ended 6/30/99         18.64        0.12          0.26          0.38          --         --             (0.10)          --
  Year ended 6/30/98++       16.22       (0.01)         3.50          3.49          --      (0.00)@           (1.07)          --
  Year ended 6/30/97++       15.31        0.05          2.54          2.59          --         --             (1.68)          --

INTERNATIONAL FOCUS FUND (D)
CLASS R
  Period ended 12/31/01       6.79       (0.04)        (1.05)        (1.09)         --         --                --           --
  Year ended 6/30/01         10.01       (0.50)        (2.72)        (3.22)         --         --                --           --
  Year ended 6/30/00(j)      10.00       (0.02)         0.03#         0.01          --         --                --           --

GLOBAL OPPORTUNITIES FUND
CLASS R
  Period ended 12/31/01      12.74       (0.09)        (1.86)        (1.95)         --         --                --           --
  Year ended 6/30/01         21.73       (0.18)        (7.64)        (7.82)         --         --             (1.17)          --
  Year ended 6/30/00         19.21       (0.24)         4.42          4.18          --         --             (1.66)          --
  Year ended 6/30/99         19.19       (0.12)         2.56          2.44       (0.22)        --             (2.20)          --
  Year ended 6/30/98++       19.17        0.00@         3.87          3.87          --         --             (3.85)          --
  Year ended 6/30/97         16.96       (0.11)         3.14          3.03          --         --             (0.82)          --

GLOBAL FOCUS FUND (E)
CLASS R
  Period ended 12/31/01      11.01       (0.06)        (2.00)        (2.06)         --         --                --           --
  Year ended 6/30/01++       22.83       (0.13)        (7.74)        (7.87)         --         --             (3.95)          --
  Year ended 6/30/00++       22.20       (0.43)         4.17          3.74          --         --             (3.11)          --
  Year ended 6/30/99++       20.98       (0.09)         2.70          2.61       (0.24)     (0.10)            (1.05)          --
  Year ended 6/30/98++       20.01        0.12          2.70          2.82          --         --             (1.85)          --
  Year ended 6/30/97++       16.46        0.01          4.16          4.17       (0.10)        --             (0.52)          --

                                       78

-------------------------------------------------------------------------------------------------------
                                                                NET     RATIO OF NET   NET INVESTMENT
                                         NET ASSET              ASSETS,  INVESTMENT    INCOME/(LOSS)
                                          VALUE -               END OF  INCOME/(LOSS)     BEFORE
                             TOTAL        END OF    TOTAL       PERIOD   TO AVERAGE   DEFERRAL OF FEES
                          DISTRIBUTIONS   PERIOD    RETURN*   (IN 000S)  NET ASSETS     BY MANAGER
----------------------------------------------------------------------------------------------------
BALANCED FUND
CLASS R
  Period ended 12/31/01++  $(0.12)       $ 11.48    (3.43)% $  38,317   17.04%+         $ 0.94
  Year ended 6/30/01++      (2.83)         12.01    (7.85)%    44,146   10.17%            1.34
  Year ended 6/30/00        (1.07)         16.00     1.62%     60,718    2.62%            0.43
  Year ended 6/30/99++      (4.02)         16.77    11.93%     81,133    2.63%            0.45
  Year ended 6/30/98(p)     (3.46)         19.08    14.67%    128,075    3.10%            1.63
  Year ended 6/30/97++      (2.05)         19.89    14.65%    127,214    2.55%            0.47
CLASS P
  Period ended 12/31/01++   (0.10)         11.73    (3.64)%        48   16.25%+           0.92
  Year ended 6/30/01++      (2.55)         12.28    (7.97)%        57    9.92%            2.01
  Year ended 6/30/00        (1.02)         15.99     1.53%      2,803    0.27%            0.09
  Year ended 6/30/99++      (3.98)         16.74    11.15%         56    2.68%            0.41
  Year ended 6/30/98(p)     (3.41)         19.11    14.53%         71    2.85%            1.59
  Year ended 6/30/97++      (2.00)         19.89    14.35%         74    2.30%            0.42

INTERNATIONAL GROWTH FUND
CLASS R
  Period ended 12/31/01++   --             10.69    14.07%     40,044   (0.67)%+         (0.11)
  Year ended 6/30/01        (1.79)         12.44   (32.47)%    54,941   (0.48)%          (0.22)
  Year ended 6/30/00++      (0.39)         20.52    10.16%    184,588   (0.83)%          (0.18)
  Year ended 6/30/99        (0.10)         18.97     2.34%    227,287    0.41%            0.09
  Year ended 6/30/98++      (1.09)         18.67    23.27%     64,820    0.22%           (0.04)
  Year ended 6/30/97++      (1.68)         16.24    19.20%     33,912    0.57%           (0.02)
CLASS P
  Period ended 12/31/01++   --             10.67    14.16%      4,000   (0.97)%+         (0.05)
  Year ended 6/30/01        (1.79)         12.43   (32.66)%     5,291   (0.74)%          (0.20)
  Year ended 6/30/00++      (0.39)         20.57    10.67%      9,352   (1.15)%          (0.27)
  Year ended 6/30/99        (0.10)         18.92     2.18%      2,352    0.16%            0.12
  Year ended 6/30/98++      (1.07)         18.64    23.03%          5   (0.03)%          (0.08)
  Year ended 6/30/97++      (1.68)         16.22    19.13%          5    0.32%           (0.06)

INTERNATIONAL FOCUS
  FUND (D)
CLASS R
  Period ended 12/31/01     --              5.70   (15.93)%       169   (0.84)%+         (2.33)
  Year ended 6/30/01        --              6.79   (32.27)%       269   (1.03)%          (1.34)
  Year ended 6/30/00(j)     --             10.01     0.10%      2,264   (0.35)%+         (0.20)

GLOBAL OPPORTUNITIES FUND
CLASS R
  Period ended 12/31/01     --             10.79   (15.31)%    33,112   (1.11)%+         (0.16)
  Year ended 6/30/01        (1.17)         12.74   (37.25)%    50,001   (1.14)%          (0.22)
  Year ended 6/30/00        (1.66)         21.73    21.46%     85,723   (1.20)%          (0.26)
  Year ended 6/30/99        (2.42)         19.21    15.68%     57,146   (0.61)%          (0.14)
  Year ended 6/30/98++      (3.85)         19.19    27.12%     96,412   (0.02)%           0.00@
  Year ended 6/30/97        (0.82)         19.17    18.71%     32,371   (0.62)%          (0.23)

GLOBAL FOCUS FUND (E)
CLASS R
  Period ended 12/31/01     --              8.95    18.86%     36,468   (1.04)%+         (0.12)
  Year ended 6/30/01++      (3.95)         11.01   (38.40)%    53,354   (0.82)%          (0.16)
  Year ended 6/30/00++      (3.11)         22.83    17.14%    115,839   (1.87)%          (0.44)
  Year ended 6/30/99++      (1.39)         22.20    13.89%    136,792   (0.47)%          (0.09)
  Year ended 6/30/98++      (1.85)         20.98    15.44%    269,667    0.58%            0.12
  Year ended 6/30/97++      (0.62)         20.01    26.35%    172,509    0.04%           (0.01)

------------------------------------------------------------------------------------------
                                                               EXPENSE
                                                               RATIO
                                                               BEFORE
                                                              DEFERRAL OF
                                                                 FEES
                                                   EXPENSE    BY MANAGER        EXPENSE
                                                    RATIO     INCLUDING,          RATIO
                                   PORTFOLIO      INCLUDING   INTEREST          EXCLUDING
                                   TURNOVER      INTEREST AND  AND TAX          INTEREST
                                     RATE        TAX EXPENSE   EXPENSE          TAX EXPENSE
--------------------------------------------------------------------------------------------
BALANCED FUND
CLASS R
  Period ended 12/31/01++             24%         0.10%+           0.75%+             0.10%+
  Year ended 6/30/01++                34%         0.12%            0.66%              0.12%
  Year ended 6/30/00                  35%         0.13%            0.60               0.13
  Year ended 6/30/99++                36%         0.25%            0.46%              0.25%
  Year ended 6/30/98(p)               84%         0.26%            0.31%              0.25
  Year ended 6/30/97++               169%         1.43%            1.49%              1.31%
CLASS P
  Period ended 12/31/01++             24%         0.35%+           1.00%+             0.35%+
  Year ended 6/30/01++                34%         0.35%            0.89%              0.35%
  Year ended 6/30/00                  35%         0.40%            0.87%              0.40%
  Year ended 6/30/99++                36%         0.50%            0.71%              0.50%
  Year ended 6/30/98(p)               84%         0.51%            0.56%              0.50
  Year ended 6/30/97++               169%         1.68%            1.74%              1.56%

INTERNATIONAL GROWTH FUND
CLASS R
  Period ended 12/31/01++             73%         1.65%+           2.75%+             1.65%+
  Year ended 6/30/01                 186%         1.77%            2.36%              1.65%
  Year ended 6/30/00++               207%         1.80%            1.92%              1.65%
  Year ended 6/30/99                 150%         1.66%            1.74%              1.65%
  Year ended 6/30/98++               127%         1.66%            2.13%              1.65%
  Year ended 6/30/97++                95%           --             2.37%              1.66%
CLASS P
  Period ended 12/31/01++             73%         1.90%+           3.00%+             1.90%+
  Year ended 6/30/01                 186%         2.04%            2.61%              1.90%
  Year ended 6/30/00++               207%         2.05%            2.17%              1.90%
  Year ended 6/30/99                 150%         1.91%            1.99%              1.90%
  Year ended 6/30/98++               127%         1.91%            2.38%              1.90%
  Year ended 6/30/97++                95%           --             2.62%              1.91%

INTERNATIONAL FOCUS FUND (D)
CLASS R
  Period ended 12/31/01               74%         1.75%+          70.10%+             1.65%+
  Year ended 6/30/01                 258%         1.94%           17.15%              1.65%
  Year ended 6/30/00(j)              114%         1.65%+           5.59%+             1.65%+

GLOBAL OPPORTUNITIES FUND
CLASS R
  Period ended 12/31/01               86%         1.93%+           2.90%+             1.90%+
  Year ended 6/30/01                 186%         2.00%            2.26%              1.90%
  Year ended 6/30/00                 203%         1.95%            2.09%              1.90%
  Year ended 6/30/99                 172%         2.01%            2.40%              1.90%
  Year ended 6/30/98++               135%         1.96%            2.37%              1.90%
  Year ended 6/30/97                 117%           --             2.62%              1.90%

GLOBAL FOCUS FUND (E)
CLASS R
  Period ended 12/31/01               92%         1.81%+           3.06%+             1.80%+
  Year ended 6/30/01++               199%         1.82%            2.00%              1.80%
  Year ended 6/30/00++               181%         2.73%            2.76%              1.80%
  Year ended 6/30/99++               115%         1.76%            1.76%              1.73%
  Year ended 6/30/98++               151%         1.81%            1.81%              1.80%
  Year ended 6/30/97++               158%           --             1.92%              1.82%

Please refer to page 84 for endnotes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       79

-----------------------------------------------------------------------------------------------------------------------------------
                                                 NET REALIZED  NET INCREASE/
                         NET ASSET                   AND       (DECREASE)    DIVIDENDS   DIVIDENDS IN   DISTRIBUTIONS  DISTRIBUTIONS
                         VALUE -       NET       UNREALIZED      FROM        FROM NET    EXCESS OF NET   FROM NET       IN EXCESS OF
                         BEGINNING INVESTMENT OF GAIN/(LOSS) ON INVESTMENT   INVESTMENT  INVESTMENT     REALIZED       NET REALIZED
                         PERIOD    INCOME/(LOSS) INVESTMENTS   OPERATIONS       INCOME      INCOME      CAPITAL GAINS  CAPITAL GAINS
-----------------------------------------------------------------------------------------------------------------------------------
GLOBAL LONG-SHORT FUND
CLASS R
 Period ended 12/31/01      $13.16     $ 0.03      $(1.26)        $(1.23)           --          --               --            --
 Year ended 6/30/01++        30.80      (0.16)      (8.36)         (8.52)           --          --           $(9.12)           --
 Year ended 6/30/00          19.65      (0.60)      13.74          13.14            --          --            (1.99)           --
 Year ended 6/30/99(r)(s)    16.47      (0.06)       3.24           3.18            --          --               --            --
 Fiscal year ended
   3/31/99++                 12.70      (0.05)       4.92           4.87            --          --            (1.10)           --
 Year ended 3/31/98(k)++     10.00       0.02        2.68           2.70            --          --               --            --

GLOBAL COMMUNICATIONS
FUND
CLASS R
 Period ended 12/31/01       12.04      (0.03)      (1.83)         (1.86)           --          --               --            --
 Year ended 6/30/01          34.17      (0.18)     (15.60)        (15.78)           --          --            (6.35)           --
 Year ended 6/30/00          26.73      (0.35)      14.04          13.69            --          --            (6.25)           --
 Year ended 6/30/99          22.88       0.01        6.35           6.36            --          --            (2.51)           --
 Year ended 6/30/98++        19.61      (0.17)       7.19           7.02            --          --            (3.75)           --
 Year ended 6/30/97          18.05      (0.25)       2.72           2.47            --          --            (0.91)           --

EMERGING MARKETS FUND
CLASS R
 Period ended 12/31/01        8.92         --       (0.27)         (0.27)           --          --               --            --
 Year ended 6/30/01++        12.04       0.01       (3.13)         (3.12)           --          --               --            --
 Year ended 6/30/00++        10.24      (0.12)       1.92           1.80            --          --               --            --
 Year ended 6/30/99           9.86       0.92       (0.54)          0.38            --          --               --            --
 Year ended 6/30/98          16.85       0.07       (6.58)         (6.51)       $(0.15)         --            (0.33)           --
 Year ended 6/30/97          14.19       0.07        2.66           2.73         (0.07)         --               --            --

EMERGING MARKETS FOCUS
FUND (F)
CLASS R
 Period ended 12/31/01       14.00       0.07       (0.56)         (0.49)        (0.11)         --               --            --
 Year ended 6/30/01          16.57       0.20       (2.73)         (2.53)        (0.04)         --               --            --
 Year ended 6/30/00          13.15       0.19        3.47           3.66         (0.16)     $(0.08)              --            --
 Period ended 6/30/99(s)      9.63       0.04        3.48           3.52            --          --               --            --
 Year ended 3/31/99++        11.43       0.12       (1.76)         (1.64)        (0.16)         --               --            --
 Year ended 3/31/98(l)++     10.00       0.27        1.16           1.43            --          --               --            --

EMERGING ASIA FUND
CLASS R
 Period ended 12/31/01        7.95      (0.06)      (0.16)         (0.22)           --          --               --            --
 Year ended 6/30/01          10.08      (0.18)      (1.95)         (2.13)           --          --               --            --
 Year ended 6/30/00          12.21      (0.68)      (0.81)         (1.49)        (0.46)      (0.18)              --            --
 Year ended 6/30/99           6.18      (0.01)       6.04           6.03         (0.00)@        --               --            --
 Year ended 6/30/98          18.91       0.13      (11.74)        (11.61)        (0.17)         --            (0.00)@      $(0.95)
 Year ended 6/30/97(m)       12.00      (0.01)       6.95           6.94            --          --            (0.03)           --

TOTAL RETURN BOND FUND
CLASS R
 Period ended 12/31/01       11.85       0.34        0.25           0.59         (0.33)         --            (0.22)           --
 Year ended 6/30/01          11.33       0.70        0.52           1.22         (0.70)         --               --            --
 Year ended 6/30/00          11.66       0.77       (0.20)          0.57         (0.75)         --               --         (0.15)
 Year ended 6/30/99          12.44       0.73       (0.35)          0.38         (0.73)      (0.01)           (0.42)           --
 Period ended 6/30/98(n)     12.00       0.72        0.56           1.28         (0.72)         --            (0.12)        (0.00)@

                                       80

----------------------------------------------------------------------------------------------------------
                                                                   NET     RATIO OF NET   NET INVESTMENT
                                           NET ASSET               ASSETS,   INVESTMENT    INCOME/(LOSS)
                                            VALUE -                END OF   INCOME/(LOSS)     BEFORE
                               TOTAL        END OF     TOTAL       PERIOD    TO AVERAGE   DEFERRAL OF FEES
                             DISTRIBUTIONS  PERIOD     RETURN*   (IN 000S)   NET ASSETS     BY MANAGER
----------------------------------------------------------------------------------------------------------
GLOBAL LONG-SHORT FUND
CLASS R
 Period ended 12/31/01            --        $11.93   (8.93)%  $   52,452         0.36%+        $(0.02)
 Year ended 6/30/01++         $(9.12)        13.16  (34.33)%      90,973        (0.68)%         (0.16)
 Year ended 6/30/00            (1.99)        30.80   67.54%      368,301        (1.92)%         (0.60)
 Year ended 6/30/99(r)(s)         --         19.65   19.61%      216,300        (2.30)%+        (0.06)
 Fiscal year ended 3/31/99++   (1.10)        16.47   39.87%       83,638        (0.35)%         (0.09)
 Year ended 3/31/98(k)++          --         12.70   27.20%       16,579         0.65%+         (0.05)

GLOBAL COMMUNICATIONS
FUND
CLASS R
 Period ended 12/31/01            --         10.18  (15.45)%     127,572        (0.55)%+        (0.04)
 Year ended 6/30/01            (6.35)        12.04  (52.92)%     173,624        (0.87)%         (0.18)
 Year ended 6/30/00            (6.25)        34.17   51.53%      498,516        (1.01)%         (0.35)
 Year ended 6/30/99            (2.51)        26.73   31.66%      354,730         0.02%           0.01
 Year ended 6/30/98++          (3.75)        22.88   45.45%      267,113        (0.85)%         (0.17)
 Year ended 6/30/97            (0.91)        19.61   14.43%      159,955        (1.05)%         (0.27)

EMERGING MARKETS FUND
CLASS R
 Period ended 12/31/01            --          8.65   (3.03)%     147,853         0.12%+         (0.05)
 Year ended 6/30/01++             --          8.92  (25.91)%     166,948         0.12%          (0.04)
 Year ended 6/30/00++             --         12.04   17.58%      290,505        (1.03)%         (0.13)
 Year ended 6/30/99               --         10.24    3.85%      344,907         0.01%           0.96
 Year ended 6/30/98            (0.48)         9.86  (39.20)%     758,911         0.55%           0.07
 Year ended 6/30/97            (0.07)        16.85   19.34%    1,259,457         0.48%             --

EMERGING MARKETS FOCUS
FUND (F)
CLASS R
 Period ended 12/31/01         (0.11)        13.40   (3.54)%       9,079         0.95%+         (0.12)
 Year ended 6/30/01            (0.04)        14.00  (15.26)%      10,156         1.68%          (0.15)
 Year ended 6/30/00            (0.24)        16.57   27.91%        4,725         0.66%          (0.79)
 Period ended 6/30/99(s)          --         13.15   36.55%        2,551         0.05%+         (0.10)
 Year ended 3/31/99++          (0.16)         9.63  (14.04)%       1,655         1.24%          (0.52)
 Year ended 3/31/98(l)++          --         11.43   14.40%        1,789        10.46%+         (0.07)

EMERGING ASIA FUND
CLASS R
 Period ended 12/31/01            --          7.73   (2.77)%      12,023        (0.94)%+        (0.11)
 Year ended 6/30/01               --          7.95  (21.13)%      13,658        (0.53)%         (1.11)
 Year ended 6/30/00            (0.64)        10.08  (12.56)%      24,843        (0.85)%         (0.30)
 Year ended 6/30/99               --         12.21   97.44%       63,196        (0.35)%         (0.03)
 Year ended 6/30/98            (1.12)         6.18  (63.45)%      24,608         0.22%          (0.08)
 Year ended 6/30/97(m)         (0.03)        18.91   57.80%       68,095        (0.42)%+        (0.02)

TOTAL RETURN BOND FUND
CLASS R
 Period ended 12/31/01         (0.55)        11.89    5.03%       29,509         5.48%+          0.25
 Year ended 6/30/01            (0.70)        11.85   11.06%       31,788         6.02%           0.63
 Year ended 6/30/00            (0.90)        11.33    4.96%       28,112         6.78%           0.75
 Year ended 6/30/99            (1.16)        11.66    3.20%       38,476         5.88%           0.72
 Period ended 6/30/98(n)       (0.84)        12.44   10.92%       77,694         5.81%           0.71

------------------------------------------------------------------------------------------
                                                         EXPENSE RATIO
                                                        BEFORE DEFERRAL
                                                          OF FEES
                                              EXPENSE     BY MANAGER    EXPENSE
                                               RATIO      INCLUDING,      RATIO
                                PORTFOLIO    INCLUDING    INTEREST      EXCLUDING
                                TURNOVER    INTEREST AND   AND TAX      INTEREST
                                 RATE       TAX EXPENSE    EXPENSE      TAX EXPENSE
-----------------------------------------------------------------------------------------
GLOBAL LONG-SHORT FUND
CLASS R
 Period ended 12/31/01           175%       2.40%+        3.13%+        2.35%+
 Year ended 6/30/01++            143%       2.93%         2.93%         2.25%
 Year ended 6/30/00              204%       3.91%         3.91%         2.06%
 Year ended 6/30/99(r)(s)         43%       4.18%+        4.61%+        2.35%+
 Fiscal year ended 3/31/99++     226%       3.40%         3.79%         2.35%
 Year ended 3/31/98(k)++          84%       2.78%+        5.19%+        2.35%+

GLOBAL COMMUNICATIONS
FUND
CLASS R
 Period ended 12/31/01            67%       1.90%+        2.03%+        1.90%+
 Year ended 6/30/01              143%       1.69%         1.69%         1.69%
 Year ended 6/30/00              186%       1.49%         1.49%         1.47%
 Year ended 6/30/99              146%       1.69%         1.69%         1.68%
 Year ended 6/30/98++             80%       1.93%         1.93%         1.90%
 Year ended 6/30/97               76%         --          2.00%         1.91%

EMERGING MARKETS FUND
CLASS R
 Period ended 12/31/01            45%       1.92%+        3.17%+        1.90%+
 Year ended 6/30/01++             97%       1.98%         2.46%         1.90%
 Year ended 6/30/00++            113%       2.29%         2.45%         1.90%
 Year ended 6/30/99               86%       2.05%         2.15%         1.90%
 Year ended 6/30/98               97%       1.65%         1.65%         1.60%
 Year ended 6/30/97               83%         --            --          1.67%

EMERGING MARKETS FOCUS
FUND (F)
CLASS R
 Period ended 12/31/01           128%       1.60%+        4.33%+        1.60%+
 Year ended 6/30/01              182%       1.72%         4.37%         1.60%
 Year ended 6/30/00              264%       1.62%         6.15%         1.60%
 Period ended 6/30/99(s)         200%       1.73%+        8.82%+        1.73%+
 Year ended 3/31/99++            437%       2.10%         8.68%         2.10%
 Year ended 3/31/98(l)++          71%       2.10%+       15.34%+        2.10%+

EMERGING ASIA FUND
CLASS R
 Period ended 12/31/01            11%       1.95%+        3.20%+        1.90%+
 Year ended 6/30/01               33%       2.22%         4.96%         1.90%
 Year ended 6/30/00               64%       2.12%         3.09%         1.90%
 Year ended 6/30/99              233%       2.19%         2.89%         1.90%
 Year ended 6/30/98              154%       1.91%         2.27%         1.90%
 Year ended 6/30/97(m)            72%       2.20%+        2.69%+        1.80%+

TOTAL RETURN BOND FUND
CLASS R
 Period ended 12/31/01           190%       0.71%+        1.21%+        0.70%+
 Year ended 6/30/01              449%       0.95%         1.59%         0.70%
 Year ended 6/30/00              176%       0.80%         1.13%         0.70%
 Year ended 6/30/99              158%       1.16%         1.25%         0.70%
 Period ended 6/30/98(n)         390%       1.29%         1.34%         0.70%

Please refer to page 84 for endnotes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       81

-----------------------------------------------------------------------------------------------------------------------------------

                                                   NET REALIZED    NET
                          NET ASSET                    AND       INCREASE/
                            VALUE -                UNREALIZED    (DECREASE)  DIVIDENDS  DIVIDENDS IN   DISTRIBUTIONS   DISTRIBUTIONS
                          BEGINNING  NET           GAIN/(LOSS)      FROM      FROM NET  EXCESS OF NET   FROM NET        IN EXCESS OF
                            OF       INVESTMENT       ON         INVESTMENT  INVESTMENT INVESTMENT      REALIZED        NET REALIZED
                          PERIOD     INCOME/(LOSS) INVESTMENTS   OPERATIONS    INCOME     INCOME       CAPITAL GAINS   CAPITAL GAINS
-----------------------------------------------------------------------------------------------------------------------------------
SHORT DURATION GOVERNMENT
BOND FUND
CLASS R
 Period ended 12/31/01     $10.20     $ 0.25      $ 0.13        $ 0.38       $(0.25)         --           $ (0.13)            --
 Year ended 6/30/01++        9.90       0.58        0.30          0.88        (0.58)         --                --             --
 Year ended 6/30/00         10.04       0.58       (0.14)         0.44        (0.57)     $(0.01)               --             --
 Year ended 6/30/99         10.14       0.53       (0.05)         0.48        (0.51)      (0.02)               --         $(0.05)
 Year ended 6/30/98          9.99       0.57        0.16          0.73        (0.56)         --             (0.02)            --
 Year ended 6/30/97++        9.92       0.59        0.07          0.66        (0.59)     (0.00)@               --             --
CLASS P
 Period ended 12/31/01      10.19       0.22        0.16          0.38        (0.25)         --             (0.13)            --
 Year ended 6/30/01+         9.88       0.55        0.31          0.86        (0.55)         --                --             --
 Year ended 6/30/00         10.03       0.56       (0.15)         0.41        (0.54)     (0.02)                --             --
 Year ended 6/30/99         10.15       0.41       (0.06)         0.35        (0.41)     (0.01)                --          (0.05)
 Year ended 6/30/98          9.99       0.61        0.12          0.73        (0.57)         --                --             --
 Year ended 6/30/97++        9.92       0.59        0.06          0.65        (0.58)      0.00@                --             --

CALIFORNIA INTERMEDIATE
BOND FUND
CLASS R
 Period ended 12/31/01      13.09       0.23       (0.02)         0.21        (0.23)         --             (0.07)            --
 Year ended 6/30/01         12.62       0.50        0.47          0.97        (0.50)         --                --             --
 Year ended 6/30/00         12.67       0.51       (0.04)         0.47        (0.52)         --                --             --
 Year ended 6/30/99         12.86       0.49       (0.16)         0.33        (0.46)      (0.03)            (0.03)         (0.00)@
 Year ended 6/30/98         12.53       0.51        0.33          0.84        (0.51)         --                --             --
 Year ended 6/30/97         12.23       0.53        0.30          0.83        (0.53)         --                --             --

GOVERNMENT MONEY MARKET
FUND
CLASS R
 Period ended 12/31/01       1.00      0.014       0.000 Section 0.014       (0.014)         --                --             --
 Year ended 6/30/01          1.00      0.055       0.000 Section 0.055       (0.055)         --                --             --
 Year ended 6/30/00          1.00      0.054       0.000 Section 0.054       (0.054)         --                --             --
 Year ended 6/30/99          1.00      0.047       0.000 Section 0.047       (0.047)         --                --             --
 Year ended 6/30/98          1.00      0.052       0.000 Section 0.052       (0.052)         --                --             --
 Year ended 6/30/97          1.00      0.049       0.000 Section 0.049       (0.049)         --                --             --
CLASS P
 Period ended 12/31/01       1.00      0.017       0.000 Section 0.017       (0.017)         --                --             --
 Year ended 6/30/0           1.00      0.054       0.000 Section 0.054       (0.054)         --                --             --
 Year ended 6/30/00          1.00      0.051       0.000 Section 0.051       (0.051)         --                --             --
 Year ended 6/30/99          1.00      0.045       0.000 Section 0.045       (0.045)         --                --             --
 Year ended 6/30/98          1.00      0.049       0.000 Section 0.049       (0.049)         --                --             --
 Year ended 6/30/97          1.00      0.048       0.000 Section 0.048       (0.048)         --                --             --

CALIFORNIA TAX-FREE MONEY
FUND
CLASS R
 Period ended 12/31/01       1.00      0.008       0.000 Section 0.008       (0.008)         --                --             --
 Year ended 6/30/01          1.00      0.030       0.000 Section 0.030       (0.030)         --                --             --
 Year ended 6/30/00          1.00      0.027       0.000 Section 0.027       (0.027)         --                --             --
 Year ended 6/30/99          1.00      0.026       0.000 Section 0.026       (0.026)         --                --             --
 Year ended 6/30/98          1.00      0.029       0.000 Section 0.029       (0.029)         --                --             --
 Period ended 6/30/97        1.00      0.029       0.000 Section 0.029       (0.029)         --                --             --

FEDERAL TAX-FREE MONEY
FUND
CLASS R
 Period ended 12/31/01       1.00      0.011          --         0.011       (0.011)        --                --             --
 Year ended 6/30/01          1.00      0.035       0.000 Section 0.035       (0.035)        --                --             --
 Year ended 6/30/00          1.00      0.032       0.000 Section 0.032       (0.032)        --                --             --
 Year ended 6/30/99          1.00      0.028       0.000 Section 0.028       (0.028)        --            (0.000) Section    --
 Year ended 6/30/98          1.00      0.031       0.000 Section 0.031       (0.031)        --                --             --
 Period ended 6/30/97(o)     1.00      0.032       0.000 Section 0.032       (0.032)        --            (0.000) Section    --

                                       82

-------------------------------------------------------------------------------------------------------
                                                                   NET     RATIO OF NET   NET INVESTMENT
                                          NET ASSET               ASSETS,   INVESTMENT    INCOME/(LOSS)
                                           VALUE -                END OF   INCOME/(LOSS)     BEFORE
                               TOTAL       END OF     TOTAL       PERIOD    TO AVERAGE   DEFERRAL OF FEES
                            DISTRIBUTIONS  PERIOD     RETURN*   (IN 000S)   NET ASSETS     BY MANAGER
--------------------------------------------------------------------------------------------------------
SHORT DURATION GOVERNMENT
BOND FUND
CLASS R
 Period ended 12/31/01       $ (0.38)        $10.20    3.80%   $362,921         4.96%+        $ 0.20
 Year ended 6/30/01++          (0.58)         10.20    9.09%    267,444         5.70%           0.53
 Year ended 6/30/00            (0.58)          9.90    4.55%    171,879         5.84%           0.56
 Year ended 6/30/99            (0.58)         10.04    4.82%    154,365         5.21%           0.48
 Year ended 6/30/98            (0.58)         10.14    7.56%     66,357         5.83%           0.51
 Year ended 6/30/97++          (0.59)          9.99    6.79%     47,265         5.87%           0.54
CLASS P
 Period ended 12/31/01         (0.38)         10.19    3.67%      5,073         4.74%+          0.21
 Year ended 6/30/01+           (0.55)         10.19    8.93%      4,550         5.43%           0.48
 Year ended 6/30/00            (0.56)          9.88    4.18%      4,087         5.60%           0.54
 Year ended 6/30/99            (0.47)         10.03    4.47%      3,887         4.96%           0.37
 Year ended 6/30/98            (0.57)         10.15    7.34%          3         5.58%           0.55
 Year ended 6/30/97++          (0.58)          9.99    6.69%          0++       5.62%           0.54

CALIFORNIA INTERMEDIATE BOND
FUND
CLASS R
 Period ended 12/31/01         (0.30)         13.00    1.64%     40,271         3.54%+          0.20
 Year ended 6/30/01            (0.50)         13.09    7.81%     37,562         3.85%           0.44
 Year ended 6/30/00            (0.52)         12.62    3.83%     27,405         4.14%           0.50
 Year ended 6/30/99            (0.52)         12.67    2.71%     41,017         3.93%           0.48
 Year ended 6/30/98            (0.51)         12.86    6.85%     35,667         4.03%           0.44
 Year ended 6/30/97            (0.53)         12.53    6.91%     21,681         4.27%           0.47

GOVERNMENT MONEY MARKET
FUND
CLASS R
 Period ended 12/31/01        (0.014)          1.00    1.44%    670,475         2.85%+         0.014
 Year ended 6/30/01           (0.055)          1.00    5.64%    774,203         5.56%          0.055
 Year ended 6/30/00           (0.054)          1.00    5.49%    794,632         5.41%          0.054
 Year ended 6/30/99           (0.047)          1.00    4.81%    575,387         4.71%          0.047
 Year ended 6/30/98           (0.052)          1.00    5.27%    724,619         5.15%          0.052
 Year ended 6/30/97           (0.049)          1.00    5.03%    473,154         4.93%          0.049
CLASS P
 Period ended 12/31/01        (0.017)          1.00    1.73%          1         3.15%+         0.017
 Year ended 6/30/0            (0.054)          1.00    5.56%          1         5.76%          0.054
 Year ended 6/30/00           (0.051)          1.00    5.19%      8,653         5.53%          0.051
 Year ended 6/30/99           (0.045)          1.00    4.54%          1         4.52%          0.045
 Year ended 6/30/98           (0.049)          1.00    5.00%         --         4.90%          0.049
 Year ended 6/30/97           (0.048)          1.00    4.88%         --         4.68%          0.048

CALIFORNIA TAX-FREE MONEY
FUND
CLASS R
 Period ended 12/31/01        (0.008)          1.00    0.80%    213,150         1.59%+         0.008
 Year ended 6/30/01           (0.030)          1.00    2.93%    250,786         2.90%          0.030
 Year ended 6/30/00           (0.027)          1.00    2.72%    378,819         2.69%          0.023
 Year ended 6/30/99           (0.026)          1.00    2.59%    292,901         2.55%          0.021
 Year ended 6/30/98           (0.029)          1.00    3.00%    187,216         2.96%          0.029
 Period ended 6/30/97         (0.029)          1.00    2.95%    118,723         2.91%          0.028

FEDERAL TAX-FREE MONEY
FUND
CLASS R
 Period ended 12/31/01        (0.011)          1.00    1.08%     62,447         2.10%+         0.011
 Year ended 6/30/01           (0.035)          1.00    3.52%     42,055         3.48%          0.035
 Year ended 6/30/00           (0.032)          1.00    3.25%    147,838         3.21%          0.030
 Year ended 6/30/99           (0.028)          1.00    2.82%    116,341         2.80%          0.026
 Year ended 6/30/98           (0.031)          1.00    3.12%    117,283         3.08%          0.031
 Period ended 6/30/97(o)      (0.032)          1.00    3.26%    114,197         3.24%+         0.030

------------------------------------------------------------------------------------------
                                                        EXPENSE RATIO
                                                       BEFORE DEFERRAL
                                                         OF FEES
                                            EXPENSE     BY MANAGER       EXPENSE
                                             RATIO      INCLUDING,        RATIO
                              PORTFOLIO    INCLUDING     INTEREST        EXCLUDING
                              TURNOVER    INTEREST AND   AND TAX         INTEREST
                               RATE      TAX EXPENSE     EXPENSE        TAX EXPENSE
------------------------------------------------------------------------------------------
SHORT DURATION GOVERNMENT
BOND FUND
CLASS R
 Period ended 12/31/01          209%       0.80%+        1.30%+          0.60%+
 Year ended 6/30/01++           245%       1.68%         2.46%           0.60%
 Year ended 6/30/00             188%       1.11%         1.61%           0.63%
 Year ended 6/30/99             199%       1.35%         1.85%           0.62%
 Year ended 6/30/98             502%       1.15%         1.73%           0.28%
 Year ended 6/30/97++           451%       1.55%         2.05%           0.60%
CLASS P
 Period ended 12/31/01          209%       1.05%+        1.55%+          0.85%+
 Year ended 6/30/01+            245%       1.91%         2.70%           0.85%
 Year ended 6/30/00             188%       1.36%         1.86%           0.88%
 Year ended 6/30/99             199%       1.60%         2.10%           0.87%
 Year ended 6/30/98             502%       1.40%         1.98%           0.53%
 Year ended 6/30/97++           451%       1.80%         2.30%           0.85%

CALIFORNIA INTERMEDIATE BOND
FUND
CLASS R
 Period ended 12/31/01           78%       0.70%+        1.20%+          0.70%+
 Year ended 6/30/01             174%       0.70%         1.84%           0.70%
 Year ended 6/30/00              49%       0.70%         1.19%           0.70%
 Year ended 6/30/99             184%       0.69%         1.19%           0.69%
 Year ended 6/30/98              42%       0.69%         1.19%           0.68%
 Year ended 6/30/97              26%       0.68%         1.18%             --

GOVERNMENT MONEY MARKET
FUND
CLASS R
 Period ended 12/31/01          N/A        0.48%+        0.48%+          0.48%+
 Year ended 6/30/01             N/A        0.45%         0.45%           0.45%
 Year ended 6/30/00             N/A        0.46%         0.46%           0.46%
 Year ended 6/30/99             N/A        0.50%         0.50%           0.50%
 Year ended 6/30/98             N/A        0.53%         0.48%           0.53%
 Year ended 6/30/97             N/A          --          0.62%           0.60%
CLASS P
 Period ended 12/31/01          N/A        0.73%+        0.73%+          0.73%+
 Year ended 6/30/0              N/A        0.70%         0.70%           0.70%
 Year ended 6/30/00             N/A        0.72%         0.72%           0.72%
 Year ended 6/30/99             N/A        0.75%         0.75%           0.75%
 Year ended 6/30/98             N/A        0.78%         0.73%           0.78%
 Year ended 6/30/97             N/A          --          0.87%           0.85%

CALIFORNIA TAX-FREE MONEY
FUND
CLASS R
 Period ended 12/31/01          N/A        0.59%+        0.59%+          0.59%+
 Year ended 6/30/01             N/A        0.58%         0.61%           0.58%
 Year ended 6/30/00             N/A        0.58%         0.58%           0.58%
 Year ended 6/30/99             N/A        0.58%         0.61%           0.58%
 Year ended 6/30/98             N/A        0.58%         0.68%           0.58%
 Period ended 6/30/97           N/A        0.58%         0.73%             --

FEDERAL TAX-FREE MONEY
FUND
CLASS R
 Period ended 12/31/01          N/A        0.60%+        1.00%+          0.60%+
 Year ended 6/30/01             N/A        0.60%         0.82%           0.60%
 Year ended 6/30/00             N/A        0.60%         0.77%           0.60%
 Year ended 6/30/99             N/A        0.60%         0.80%           0.60%
 Year ended 6/30/98             N/A        0.60%         0.81%           0.60%
 Period ended 6/30/97(o)        N/A        0.33%+        0.69%+            --

Please refer to page 84 for endnotes to Financial Highlights

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ENDNOTES TO FINANCIAL HIGHLIGHTS

(a) The Montgomery Mid Cap Fund was formerly named the Montgomery U.S. Emerging Growth Fund.
(b) The Montgomery Mid Cap Focus Fund was formerly named the Montgomery Mid Cap 20 Portfolio.
(c) The Montgomery U.S. Focus Fund was formerly named the Montgomery U.S. Select 20 Portfolio.
(d) The Montgomery International Focus Fund was formerly named the Montgomery International 20 Portfolio.
(e) The Montgomery Global Focus Fund was formerly named the Montgomery Global 20 Portfolio.
(f) The Montgomery Emerging Markets Focus Fund was formerly named the Montgomery Emerging Markets 20 Portfolio.
(g)     The Montgomery Mid Cap Focus Fund commenced operations on October 31,
        2000.
(h) The Montgomery Small Cap Fund's Class P shares commenced operations on July 1, 1996.
(i)     The Montgomery U.S. Focus Fund commenced operations on December 31,
        1999.
(j) The Montgomery International Focus Fund commenced operations on December 31, 1999.
(k) The Montgomery Global Long-Short Fund commenced operations on December 31, 1997.
(l) The Montgomery Emerging Markets Focus Fund commenced operations on December 31, 1997.
(m)     The Montgomery Emerging Asia Fund commenced operations on September 30,
        1996.
(n)     The Montgomery Total Return Bond Fund commenced operations on June 30,
        1997.
(o) The Montgomery Federal Tax-Free Money Fund commenced operations on July 15, 1996.
(p) The Montgomery Balanced Fund converted to a fund-of-funds structure effective July 1, 1998. Expense ratios after that date do not reflect expenses borne indirectly.
(r) The Montgomery Global Long-Short Fund's Class R shares were issued in exchange for Class A shares on January 29, 1999.
(s)     The Fund changed its year end from March 31 to June 30.
*       Total return represents aggregate total return for the periods indicated.
+       Annualized.
++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.
@       Amount represents less than $0.01 per share.
# The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
Section Amount represents less than $0.01.
++      Amount represents less than $500.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

The Montgomery Funds and The Montgomery Funds II (individually, the "Trust" and and, collectively, the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. As of December 31, 2001, the Trusts had 24 publicly offered series (individually, a "Fund" and, collectively, the "Funds"). The Montgomery Funds include the following: Montgomery Growth Fund, Montgomery Mid Cap Fund, Montgomery Mid Cap Focus Fund, Montgomery Small Cap Fund, Montgomery U.S. Focus Fund, Montgomery International Growth Fund, Montgomery International Focus Fund, Montgomery Global Opportunities Fund, Montgomery Global Focus Fund, Montgomery Global Communications Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Asia Fund, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery Government Money Market Fund, Montgomery California Tax-Free Money Fund, Montgomery Federal Tax-Free Money Fund Montgomery and Montgomery New Power Fund. The Montgomery Funds II includes the following: Montgomery Balanced Fund, Montgomery Global Long-Short Fund, Montgomery Emerging Markets Focus Fund, Montgomery Institutional Series:
Emerging Markets Fund and Montgomery Institutional Series: International Growth Fund. The Montgomery Mid Cap Focus Fund and the Montgomery New Power Fund commenced operations on October 31, 2000, and September 29, 2000, respectively.

The Montgomery Funds is organized as a Massachusetts business trust and commenced operations on May 10, 1990. The Montgomery Funds II is organized as a Delaware business trust and commenced operations on September 8, 1993.

The Trusts offer up to seven different classes of shares for certain Funds-- Class R shares, Class P shares, Class A shares, Class B shares, Class C shares, Class ML shares and Class I shares. The classes are identical except for differences in their sales charge structures, ongoing service and distribution charges, and certain transfer agency and related expenses. All classes of shares have equal voting privileges, except that shareholders of a class have exclusive voting rights with respect to matters related solely to that class. The Financial Highlights of the Class A, Class B, Class C, Class ML and Class I shares are presented under separate covers.

Class A shares are sold with a front-end sales charge of up to 5.75% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a CDSC of 1% on redemptions made within the first year after purchase.

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies genarally accepted in the United States of America.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Funds does not anticipate that the adoption of the Guide will have a significant effect on the Funds' financial statements.

A. PORTFOLIO VALUATION
Portfolio securities, including short sales, are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale and in the case of fixed-income securities, the mean between the closing bid and ask prices.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on their respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates, Securities traded on the over-the-counter market or on the Nasdaq national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

For the Montgomery Government Money Market Fund, the Montgomery California Tax-Free Money Fund and the Montgomery Federal Tax-Free Money Fund, portfolio securities are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their resale) are valued at fair value as determined in good faith by or under the supervision of the Trusts' officers in accordance with methods authorized by the Trusts' Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. FOREIGN CURRENCY
The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.

C. FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS
The Funds typically do not hedge against movements in currency exchange rates. In certain limited circumstances, however, certain Funds may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/(loss) is recorded daily. Unrealized gains and losses that represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net unrealized gain/(loss) from forward foreign-currency exchange contracts.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, a Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and unrealized appreciation/(depreciation) from investments and securities sold short.

D. REPURCHASE AGREEMENTS
Each Fund may engage in repurchase agreements either individually or jointly through a joint repurchase account with other series of the Trusts pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, a Fund takes possession of a debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligation at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period the Fund seeks to assert its rights. The Funds' Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements, to evaluate potential risks.

The Funds may also participate on an individual or a joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

E. DOLLAR ROLL TRANSACTIONS
The Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund and Montgomery Government Money Market Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Fund of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securites repurchased will bear the same interest as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Fund exceeding the yield on the securities sold by the Fund may decline below the repurchase price of those securities.

F. REVERSE REPURCHASE AGREEMENTS
Each Fund may enter into reverse repurchase agreement transactions with member banks on the Federal Reserve Bank of New York's list of reporting dealers. A reverse repurchase agreement involves a sale by a Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Additionally, in the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the broker, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Each Fund establishes a segregated account with its custodian in which the Fund maintains cash, U.S. government securities or other high-grade liquid debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

G. FUTURES CONTRACTS
Except to the extent used by the Montgomery Global Long-Short Fund, the Funds typically do not hedge against movements in interest rates, securities prices or currency exchange rates. The Funds (except the Montgomery Government Money Market Fund, Montgomery California Tax-Free Money Fund and Montgomery Federal Tax-Free Money Fund) may, however, enter into futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the custodian on behalf of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as a realized gain/(loss) in the Statement of Operations.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

H. EQUITY SWAPS
The Montgomery Growth Fund, Montgomery Mid Cap Fund, Montgomery Mid Cap Focus Fund, Montgomery Small Cap Fund, Montgomery U.S. Focus Fund, Montgomery International Growth Fund, Montgomery International Focus Fund, Montgomery Global Opportunities Fund, Montgomery Global Focus Fund, Montgomery Global Communications Fund, Montgomery Emerging Markets Focus Fund and Montgomery Emerging Asia Fund may enter into equity swap agreements to participate in foreign markets not currently accessible to those Funds. Pursuant to these agreements, a Fund pays a swap fee in cash, which is equal to a fixed percentage of the cost for the underlying security (the "notional amount"). Additionally, the Fund will make periodic payments to the swap counterparty equal to any capital depreciation on the underlying security, plus a floating-rate payment based on the notional amount and the six-month LIBOR rate. The Swap counterparty will make periodic payments to the Fund equal to any capital appreciation and any dividends received on the underlying security. During the terms of the agreements, changes in the underlying value of the swaps are recorded as unrealized gains or losses and are based on changes in the value of the underlying security. Amounts received from/(paid to) the swap counterparty representing capital appreciation/(depreciation) are recorded as a realized gain /(loss), whereas dividends on the underlying security are recorded when received. The Fund is exposed to credit risk in the event of non-performance by the swap counterparty: however, the Fund does not anticipate non-performance by the counterparty.

I. SHORT SALES/FORWARD COMMITMENTS
The Montgomery Mid Cap Focus Fund, Montgomery U.S. Focus Fund, Montgomery International Focus Fund, Montgomery Global Long-Short Fund and Montgomery Emerging Markets Focus Fund may enter into short sales and forward commitments. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale: the Fund is then obligated to replace the security borrowed by purchasing it on the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.
A Fund will typically realize a gain if the security declines in value between those dates. Dividends declared on securities sold short are recorded on the ex-dividend date. For the six months ended December 31, 2001, the Montgomery Global Long-Short Fund incurred $33,089 in short dividend expenses.

A fund engaging in short sales maintains as collateral cash or liquid debt and equity securities sufficient to fully collateralize its obligation on the short position.

Forward commitments are obligations to buy or sell investments to settle on future dates. These commitments are reported at market values on the financial statements. Credit risk exists on these commitments to the extent of the unrealized gain on the underlying securities purchased and any unrealized losses on the underlying securities sold.

Market risk exists to the extent as if the securities were owned on a settled basis, and gains/(losses) are recorded and reported in the same manner. During the commitment period, these investments earn no interest or dividends. At December 31, 2001, there were no commitments outstanding.

J. OPTIONS
The Funds (except the Montgomery Government Money Market Fund, Montgomery California Tax-Free Money Fund and Montgomery Federal Tax-Free Money Fund) may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by a Fund if the option is exercised.

If a Fund writes an option and the option expires unexercised, the Fund will realize a capital gain to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option, it will recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If a Fund purchases an option and allows the option to expire, it will realize a loss to the extent of the premium paid. If the Fund elects to close out the option, it will recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by a Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium, If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing a Fund's obligation under an exchange-traded written option or investment in the purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and ask prices or at the most recent ask price (bid for purchased options) if no bid and ask prices are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations.

When a Fund writes a covered call option, the Fund forgoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When a Fund writes a put option, it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. A Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into options contracts, including the risk that an illiquid secondary market will limit a Fund's ability to close out an option contract prior to the expiration date, and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

K. SECURITIES LENDING
All Funds, except the Montgomery Global Long-Short Fund, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery Government Money Market Fund, Montgomery California Tax-Free Money Fund and Montgomery Federal Tax-Free Money Fund, may lend investment securities to investors who borrow securities to complete certain certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

The Fund receives cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested in short-term investments by the securities lending agent in accordance with pre-established guidelines. A portion of the interest received on the loan collateral is retained by the Fund, and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 25% is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations as securities lending income.

L. DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income of the Montgomery Growth Fund, Montgomery Mid Cap Fund, Montgomery Mid Cap Focus Fund, Montgomery Small Cap Fund, Montgomery U.S. Focus Fund, Montgomery Balanced Fund, Montgomery International Growth Fund, Montgomery International Focus based on the relative average net assets, or by another reasonable Fund, Montgomery Global Opportunities Fund, Montgomery Global Focus Fund, Montgomery Global Long-Short Fund, Montgomery Global Communications Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Markets Focus Fund and Montgomery Emerging Asia Fund are declared and paid at least annually. Dividends of net investment income from the Montgomery Balanced Fund is declared and paid quarterly. Dividends from net investment income of the Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery Government Money Market Fund, Montgomery California Tax-Free Money Fund and Montgomery Federal Tax- Free Money Fund are declared daily and paid monthly.

Distributions of net realized capital gains (including net short-term capital gains) earned by the Funds are distributed at least annually. Additional distributions of net investment income and capital gains for each Fund may be made to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

Permanent book and tax differences, if any, are not included in ending undistributed net investment income(loss) for the purposes of calculating net investment income(loss) per share in the Financial Highlights.

M. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on a trade date basis (date the order to buy or sell is executed). Interest income is accrued daily and includes amortization of premium and accretion of discount on investments. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the ex-dividend date. Each multi-class Fund's investment income and realized and unrealized gains and losses are allocated among its classes based on the relative net assets of each class of shares.

N. FEDERAL INCOME TAXES
Each Fund has elected and qualified, and it is the intention of each Fund to continue to quality, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable and tax-exempt income to shareholders sufficient to relieve each Fund of all or substantially all federal income and excise taxes. Therefore, no provisions for federal income taxes and excise taxes have been made.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based on the current interpretation of existing tax rules and regulations in the markets in which they invest.

O. CASH
Cash, as used in the Statements of Cash Flows, is the amount reported in the Statements of Assets and Liabilities, including the amounts held at the broker. The Funds issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statements of Changes in Net Assets. Information on cash payments is presented in the Statements of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion of income and amortization of premiums recognized on investment securities.

P. EXPENSES
General expenses of the Trusts are allocated to the relevant Funds based on relative net assets or by another reasonable method. Operating expenses directly attributable to a Fund or a class of shares are charged to that Fund's or class's operations. Expenses of each Fund not directly attributable to the operations of any Fund or class of shares are prorated among the classes based on the relative average net assets, or by another reasonable method, of each Fund or class of shares.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
AND OTHER CONTRACTUAL COMMITMENTS:

A. Montgomery Asset Management, LLC, is the Funds' manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to Investment Management Agreements (the "Agreements") between the Manager and the Trusts with respect to each Fund, the Manager provides each Fund with advice on buying and selling securities, manages the investments of each Fund including the placement of orders for portfolio transactions, furnishes each Fund with office space and certain administrative services, and provides the personnel needed by the Trusts with respect to the Manager's responsibilities under the Agreements.

Under Operating Expense Agreements with each Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep each Fund's or class's annual operating expenses, exclusive of Rule 12b-1 fees, dividend expense, interest, extraordinary expenses and taxes, at or below the percentages of each class's average net assets as listed below. Any reductions or absorptions made to a Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

The Operating Expense Agreements have a one-year term, extendable for an additional year at the end of each fiscal year.

Montgomery Asset Management, LLC, serves as the Funds' administrator (the "Administrator"). The Administrator performs services with regard to various aspects of each Fund's administrative operations.

As compensation, each Fund accrues a daily management and administration fee (paid weekly or monthly) based on the average daily net assets of each Fund. The following effective management fee annual rates include current-year accrued fees and recoupment of prior-year deferrals, but do not include the effect of current-year fee deferrals or expense absorptions. The Manager recouped previously deferred fees during the period ended December 31, 2001. These amounts have been included with current annual management fees in the Statements of Operations and are part of the effective management fee shown. Also included in other expenses are absorbed expenses recouped from the previous year. For the period ended December 31, 2001, the Manager has recouped management fees and other expenses, deferred fees and/or absorbed expenses, and deferred management fees and absorbed expenses subject to recoupment as listed in the table below.

                                                                                                                          DEFERRED
                                                                                                                         MANAGEMENT
                                                                                                                          FEES AND
                                                                                                                          ABSORBED
                               CONTRACTUAL   EFFECTIVE                  MANAGEMENT   ABSORBED                             EXPENSES
                               MANAGEMENT   MANAGEMENT ADMINISTRATION     FEES       EXPENSES    DEFERRED   ABSORBED     SUBJECT TO
FUND                               FEE         FEE            FEE        RECOUPED    RECOUPED      FEES     EXPENSES     RECOUPMENT
-----------------------------------------------------------------------------------------------------------------------------------
Growth                              1.00%       1.00%        0.07%            --           -- $    119,400        --  $     119,400
Mid Cap                             1.40        2.38         0.07     $  671,489           --      958,981        --      1,847,331
Mid Cap Focus                       1.00        1.00         0.07             --  $    13,572        9,682  $ 54,311         97,913
Small Cap                           1.00        1.00         0.07             --           --       39,287        --         39,287
U.S. Focus                          1.00        1.00         0.07             --       11,270        7,992   147,676        484,621
Balanced                              --          --           --             --       19,267           --   132,647        767,937
International Growth                1.10        1.46         0.07         89,026           --      273,397        --        760,593
International Focus                 1.10        1.10         0.07             --        1,738       66,575     1,089        203,656
Global Opportunities                1.25        2.02         0.07        162,318           --      203,955        --        203,955
Global Focus                        1.25        1.91         0.07        138,419           --      261,381        --        261,821
Global Long-Short                   1.50        1.50         0.07             --           --      277,545        --        277,545
Global Communications               1.25        1.25         0.07             --           --       86,084        --         86,084
Emerging Markets                    1.25        2.07         0.07        588,153           --      893,245        --      1,311,158
Emerging Markets Focus              1.10        1.10         0.07             --       78,466       52,054    77,113        462,461
Emerging Asia                       1.25        1.50         0.07         14,481           --       72,600        --        535,746
Total Return Bond                   0.50        0.82         0.05         64,703           --      102,266        --        227,831
Short Duration Government
 Bond                               0.50        0.83         0.05        542,173           --      829,254        --      1,946,392
California Tax-Free
 Intermediate Bond                  0.50        0.91         0.05         82,975           --      102,026        --        386,275
Government Money Market             0.30        0.30         0.05             --           --           --        --             --
California Tax-Free Money           0.40        0.40         0.05             --           --           --        --             --
Federal Tax-Free Money              0.40        0.71         0.05         79,558           --      102,893        --        280,241

For the period ended December 31, 2001, the Manager has recouped class specific other expenses and expenses subject to recoupment as listed in the table below.

                                    ABSORBED EXPENSES       EFFECT OF          EXPENSES          EFFECT OF
FUND                                    RECOUPED         EXPENSES RECOUPED    REIMBURSE     EXPENSES REIMBURSES
----------------------------------------------------------------------------------------------------------------
Emerging Markets - Class A                --                  --               $    36             0.02%
Emerging Markets Focus - Class R          --                  --                 2,587             0.05
Total Return Bond - Class A               --                  --                     3             0.05
Total Return Bond - Class I               --                  --                 6,067             0.28
Global Focus - Class A                    --                  --                     6             0.15
Global Long-Short - Class R               --                  --                15,111             0.05

On December 31, 2001, the expense limitation for each Fund by class is listed in the table below.

FUND                         CLASS R        CLASS P       CLASS A       CLASS B      CLASS C
---------------------------------------------------------------------------------------------
Growth                         1.50%         1.75%             --          --           --
Mid Cap                        1.50            --              --          --           --
Mid Cap Focus                  1.40            --            1.40%       2.15%        2.15%
Small Cap                      1.40          1.65              --          --           --
U.S. Focus                     1.40            --            1.25        2.00         2.00
Balanced                       0.10          0.35              --          --           --
International Growth           1.65          1.90              --          --           --
International Focus            1.65            --            1.75        2.50         2.50
Global Opportunities           1.90            --              --          --           --
Global Focus                   1.80            --            1.60        2.35         2.35
Global Long-Short              2.35            --            2.60        3.35         3.35
Global Communications          1.90            --              --          --           --
Emerging Markets               1.90            --            2.05        2.80         2.80
Emerging Markets Focus         1.60            --            2.05        2.80         2.80
Emerging Asia                  1.90            --              --          --           --

                                       88

FUND                              CLASS R      CLASS P         CLASS A     CLASS B     CLASS C
----------------------------------------------------------------------------------------------
Total Return Bond                   0.70%         --            0.90%       1.65%        1.65%
Short Duration Government
Bond                                0.60        0.85%             --          --           --
California Tax-Free
Intermediate Bond                   0.70          --              --          --           --
Government Money Market             0.60        0.85              --          --           --
California Tax-Free Money           0.60          --              --          --           --
Federal Tax-Free Money              0.60          --              --          --           --

On December 31, 2001, the expense limitation for the Global Long-Short Fund - Class ML was 3.35%, and the expense limitation for the Total Return Bond Fund - Class I was 0.42%.

B. Certain officers and Trustees of the Trusts are, with respect to the Trusts' Manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person will receive a retainer totaling $65,000 per annum, as well as reimbursement for expenses, for services as a Trustee of all Trusts advised by the Manager ($41,500 of which will be allocated to The Montgomery Funds and $17,500 to The Montgomery Funds II). As of January 1, 2002, the allocation to The Montgomery Funds was reduced to $36,500.

Each Trustee who is not an affiliated person may elect to participate in the Trustees' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Trustees may elect to defer payment of a percentage or all of their total fees earned as a Trustee of the Trusts. These deferred portions are treated, based on an election by the Trustee, as though they were invested in certain Funds' shares, as defined under the Compensation Plan. The deferred fees payable under the Compensation Plan at December 31, 2001, are included in Trustees' fees and expenses payable for the applicable Funds on the Statements of Assets and Liabilities.

C. Certain Funds are parties to agreements with financial intermediaries and recordkeepers related to the Funds' participation in various purchase, marketplace and retirement programs. The Funds that participate in the programs make payments to the financial intermediaries and recordkeepers for certain services provided to shareholders who own shares of the Funds through such programs. These fees are paid to shareholder servicing and recordkeeping and are reflected in the Funds' financial statements as "servicing fees." The Manager, out of its own resources, may make additional payments to financial intermediaries and recordkeepers in connection with the Funds' participation in these programs.

3. SHARE MARKETING PLAN:

Class P, Class A, Class B, Class C and Class ML shares of each Fund have adopted a Share Marketing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). Pursuant to the Rule, the Trusts' Board of Trustees has approved, and each Fund has entered into, the Plan with Funds Distributor, Inc., the Funds' distributor (the "Distributor"), as the distribution coordinator for classes. Under the Plan, each Fund will pay distribution fees to the Distributor at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to its Class P, Class A and Class ML shares, and up to 0.75% of the Fund's aggregate average daily net assets attributable to its Class B and Class C shares, to reimburse the Distributor for its distribution costs with respect to that class (the "Class").

The Plan provides that the Distributor may use the distribution fees received from the Class to pay for the distribution expenses of that Class, including, but not limited to (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to the Manager or any other broker-dealer or financial institution that engages in the distribution of that Class; and (ii) compensation to broker-dealers, financial institutions or persons for providing distribution assistance with respect to that Class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct-mail promotions and television, radio, newspaper, magazine and other mass media advertising for that Class; (ii) costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective investors in that Class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Funds and that Class; and (iv) costs involved in obtaining whatever information, analysis and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable with respect to the distribution of that Class. Distribution fees are accrued daily, paid monthly and charged as expenses of the Class P, Class A, Class B, Class C and Class ML shares, as accrued.

4. SECURITIES TRANSACTIONS:

A. The aggregate amounts of purchases and sales of long-term securities, excluding long-term U.S. government securities, during the six months ended December 31, 2001, were:

FUND                                   PURCHASES       SALES
-------------------------------------------------------------------
Growth                            $  120,836,498   $  143,037,413
Mid Cap                               88,724,191       95,975,099
Mid Cap Focus                          1,131,232        1,350,801
Small Cap                             46,303,316       56,537,148
U.S. Focus                             1,631,204        1,795,679
Balanced                               9,720,731       10,448,915
International Growth                  35,032,171       41,704,787
International Focus                      137,291          222,055
Global Opportunities                  35,269,326       40,949,522
Global Focus                          37,735,678       44,583,669
Global Long-Short                    122,634,318      139,775,463
Global Communications                 84,266,968       87,508,595
Emerging Markets                      63,741,507       75,688,561
Emerging Markets Focus                10,501,249       10,819,545
Emerging Asia                          1,184,955        2,193,434
Total Return Bond                     68,515,677       61,842,403
Short Duration Government Bond       760,055,577      678,674,959
California Tax-Free Intermediate
Bond                                  34,870,467       31,448,480

The aggregate amounts of purchases and sales of long-term U.S. government securities during the six months ended December 31, 2001 were:

FUND                                   PURCHASES       SALES
-------------------------------------------------------------------
Total Return Bond                 $   38,876,876   $   40,547,370
Short Duration Government Bond       272,842,982      275,546,875

B. At December 31, 2001, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                            TAX BASIS            TAX BASIS               NET TAX                     COST FOR
                                            UNREALIZED          UNREALIZED           BASIS UNREALIZED               FEDERAL TAX
FUND                                        APPRECIATION       DEPRECIATION     APPRECIATION/(DEPRECIATION)          PURPOSES
-------------------------------------------------------------------------------------------------------------------------------
Growth                                      $  17,400,903    $    (12,261,788)  $         5,139,116           $     213,525,668
Mid Cap                                        22,333,863          (7,631,317)           14,702,545                 112,933,827
Mid Cap Focus                                     159,212             (47,819)              111,393                   1,375,720

                                       89

                                            TAX BASIS            TAX BASIS               NET TAX                     COST FOR
                                            UNREALIZED          UNREALIZED           BASIS UNREALIZED               FEDERAL TAX
FUND                                        APPRECIATION       DEPRECIATION     APPRECIATION/(DEPRECIATION)          PURPOSES
-------------------------------------------------------------------------------------------------------------------------------
Small Cap                                   $   8,878,127    $     (2,954,701)  $         5,923,426           $      58,363,891
U.S. Focus                                        128,308             (27,336)              100,972                   1,409,893
Balanced                                          288,755         (12,190,358)          (11,901,603)                 50,292,182
International Growth                            1,784,139          (3,609,387)           (1,825,248)                 46,451,575
International Focus                                 7,321              (6,880)                  441                     148,729
Global Opportunities                            1,944,965          (1,727,866)              217,099                  33,050,137
Global Focus                                    2,420,688          (1,978,523)              442,165                  36,003,167
Global Long-Short                               3,448,718          (4,370,099)             (921,381)                 61,313,171
Global Communications                           9,196,719         (16,600,468)           (7,403,749)                135,574,300
Emerging Markets                               14,420,936         (17,436,215)           (3,015,279)                151,537,630
Emerging Markets Focus                          1,288,676             (73,746)            1,214,930                   7,767,018
Emerging Asia                                   1,872,324          (2,384,770)             (512,446)                 12,664,626
Total Return Bond                                 455,188            (256,710)              198,478                  52,933,339
Short Duration Government Bond                  2,268,507          (1,360,299)              908,208                 393,887,601
California Tax-Free Intermediate Bond             864,814            (285,556)              579,258                  39,980,384

C. Information regarding transactions under dollar roll transactions was as follows:

                                                                                                      AVERAGE
                                              MAXIMUM       PRINCIPAL       AVERAGE       AVERAGE      DEBT
                                              AMOUNT         AMOUNT         AMOUNT         DEBT      PER SHARE
                                            OUTSTANDING    OUTSTANDING    OUTSTANDING   OUTSTANDING  OUTSTANDING      FEE
                                              DURING         AS OF          DURING        DURING       DURING        INCOME
FUND                                         THE PERIOD     12/31/01      THE PERIOD     THE PERIOD  THE PERIOD       EARNED
-------------------------------------------------------------------------------------------------------------------------------
Total Return Bond                           $ 23,821,966  $ 10,000,000   $ 10,468,828    3,661,154    $ 2.86         $ 110,852
Short Duration Government Bond                28,841,032            --      8,865,244   31,815,182      0.28            88,913

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the six months ended December 31, 2001.

D. Information regarding reverse repurchase agreements was as follows:

                                                                                          AVERAGE
                                              MAXIMUM       AVERAGE         AVERAGE        DEBT
                                              AMOUNT         AMOUNT         SHARES       PER SHARE
                                            OUTSTANDING    OUTSTANDING    OUTSTANDING   OUTSTANDING      AVERAGE      FEE
                                              DURING         DURING         DURING        DURING        INTEREST     INCOME
FUND                                         THE PERIOD    THE PERIOD     THE PERIOD     THE PERIOD       RATE       EARNED
-------------------------------------------------------------------------------------------------------------------------------
Short Duration Government Bond              $ 62,240,400  $ 27,491,007   31,815,182     $ 0.86        2.81%         $ 399,407

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the six months ended December 31, 2001. There were no reverse repurchase agreements outstanding at December 31, 2001.

E. The schedule of forward foreign-currency exchange contracts at December 31, 2001, was as follows:

                                                                                                          NET UNREALIZED
           FOREIGN-CURRENCY                                                               IN EXCHANGE      APPRECIATION/
           AMOUNT                                                   SETTLEMENT DATE        FOR ($US)      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH:
Forward Foreign-Currency Exchange Contracts to Receive
                3,773,443     Japanese Yen                            01/07/02         $        28,810    $           115
                8,331,463     Japanese Yen                            01/08/02                  63,613                 16
                                                                                       ---------------    ---------------
                                         Total                                         $        92,423    $           131
                                                                                       ===============    ===============
INTERNATIONAL FOCUS:
Forward Foreign-Currency Exchange Contracts to Receive
                    5,185     European Union Euro                     01/04/02         $         4,612    $            27
                    7,113     Swiss Franc                             01/04/02                   4,283                 37
                                                                                       ---------------    ---------------
                                         Total                                         $         8,895    $            64
                                                                                       ===============    ===============
Forward Foreign-Currency Exchange Contracts to Deliver
                    6,251     British Pound                           01/03/02         $         9,036    $           (44)
                    2,918     European Union Euro                     01/03/02                   2,574                (21)
                    3,688     European Union Euro                     01/04/02                   3,260                (19)
                  650,989     Japanese Yen                            01/08/02                   4,969                 (1)
                                                                                       ---------------    ---------------
                                         Total                                         $        19,839    $           (85)
                                                                                       ===============    ===============
                                         Net Unrealized
                                         Depreciation                                                     $           (21)
                                                                                                          ===============

                                       90

                                                                                                          NET UNREALIZED
           FOREIGN-CURRENCY                                                               IN EXCHANGE      APPRECIATION/
           AMOUNT                                                   SETTLEMENT DATE        FOR ($US)      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
GLOBAL FOCUS:
Forward Foreign-Currency Exchange Contracts to Deliver
                  402,641     European Union Euro                     01/03/02         $       355,274    $        (2,835)
                                                                                                          ===============
GLOBAL LONG-SHORT:
Forward Foreign-Currency Exchange Contracts to Receive
                  635,666     Norwegian Krone                         01/02/02         $        70,785    $           574
              116,798,721     Japanese Yen                            01/07/02                 891,745                191
                                                                                       ---------------    ---------------
                                         Total                                         $       962,530    $           765
                                                                                       ===============    ===============
Forward Foreign-Currency Exchange Contracts to Deliver
               43,611,734     Japanese Yen                            01/07/02         $       332,990    $            20
                                                                                                          ---------------
                                         Net Unrealized
                                         Appreciation                                                     $           785
                                                                                                          ===============
GLOBAL COMMUNICATIONS:
Forward Foreign-Currency Exchange Contracts to Receive
               53,629,682     Japanese Yen                            01/07/02         $       409,456    $           101
Forward Foreign-Currency Exchange Contracts to Deliver
                  416,099     New Zealand Dollar                      01/04/02         $       172,390    $          (818)
                                                                                                          ---------------
                                         Net Unrealized
                                         Depreciation                                                     $          (717)
                                                                                                          ===============
EMERGING MARKETS:
Forward Foreign-Currency Exchange Contracts to Receive
                7,548,713     South African Rand                      01/02/02         $       629,322    $        (7,808)
Forward Foreign-Currency Exchange Contracts to Deliver
                  470,580     Brazilian Real                          01/02/02         $       201,879    $        (1,791)
                2,925,180     Thai Baht                               01/02/02                  66,436                300
                                                                                       ---------------    ---------------
                                         Total                                         $       268,315    $        (1,491)
                                                                                       ===============    ===============
                                         Net Unrealized
                                         Depreciation                                                     $        (9,299)
                                                                                                          ===============

F. Under an unsecured Revolving Credit Agreement with Bank of America N.A. and Credit Lyonnaise, each of the Funds of The Montgomery Funds and The Montgomery Funds II (except the Montgomery Global Long-Short Fund) may borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value (or such lower limit applicable to such Fund), provided the aggregate funds borrowed do not exceed $75,000,000 per lender. Beginning December 17, 2001, the unsecured Revolving Credit Agreement was replaced with an unsecured Revolving Credit Agreement with J.P. Morgan Chase Bank, allowing each of the Funds to borrow up to 10% of its net asset value, provided the aggregate credit line balance does not exceed $60,000,000. The Montgomery Global Long-Short Fund maintained its own revolving line of credit with Bank of America N.A., Credit Lyonnaise, Union Bank of California and National Bank of Australia in the amounts of $32,500,000, $25,000,000, $25,000,000 and $27,500,000, respectively, not to exceed $100,000,000 in the aggregate. Beginning December 17, 2001, the line of credit was reduced to not exceed $50 million.

For the six months ended December 31, 2001, borrowings by the Funds under the agreement were as follows:

                              AMOUNT OUTSTANDING   AVERAGE AMOUNT     MAXIMUM         AVERAGE       AVERAGE         AVERAGE DEBT
FUND                            AT 12/31/01        OUTSTANDING   DEBT OUTSTANDING INTEREST RATE    SHARES            PER SHARE
----------------------------------------------------------------------------------------------------------------------------------
Small Cap                               --        $        33,696  $   6,200,000            3.01%      6,967,728                --
Global Opportunities                    --                113,587      3,700,000            2.31       3,805,450    $         0.03
Global Focus                            --                 21,739      1,500,000            2.36       4,516,876                --
Emerging Markets Focus                  --                 10,870        500,000            2.35         725,290              0.01

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the six months ended December 31, 2001.

5. FOREIGN SECURITIES:

Certain Funds may purchase securities on foreign security exchanges. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include, among others, revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

6. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST: The Trusts have authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Because the Montgomery Government Money Market Fund, the Montgomery California Tax-Free Money Fund and the Montgomery Federal Tax-Free Money Fund are money market funds, and money market funds sell shares, issue shares for reinvestment of dividends and redeem shares normally at a constant net asset value of $1 per share, the numbers of shares represented by such sales, reinvestments and redemptions are the same as the dollar amounts shown for such transactions. Effective July 1, 2000, each Fund of The Montgomery Funds and The Montgomery Funds II (except Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery Government Money Market Fund, Montgomery California Tax-Free Money Fund and Montgomery Federal Tax-Free Money Fund) deducts a redemption fee of 2% from the net proceeds of shares redeemed (or exchanged) within three months of purchase. The fee is intended to compensate each Fund for the increased expenses to longer-term shareholders and the disruptive effect on that Fund's portfolio caused by short-term investments and is included in additional paid-in capital on the Statements of Assets and Liabilities.

                                                                 SHARES
                                  --------------------------------------------------------------
                                                     ISSUED AS
                                                    REINVESTMENT                   NET INCREASE/
                                      SOLD          OF DIVIDENDS      REDEEMED      (DECREASE)
                                  -------------   ---------------  -------------  --------------
GROWTH FUND
R SHARES
PERIOD ENDED 12/31/01                   313,781         1,963,486     (2,045,085)        232,182
YEAR ENDED 6/30/01                    2,220,341         2,466,721     (6,422,997)     (1,735,935)
P SHARES
PERIOD ENDED 12/31/01                       317               935             (1)          1,251
YEAR ENDED 6/30/01                       70,021               989       (140,594)        (69,584)

MID CAP FUND
R SHARES
PERIOD ENDED 12/31/01                    96,206         1,113,267     (1,271,929)        (62,456)
YEAR ENDED 6/30/01                      925,731         3,969,558     (2,690,784)      2,204,505

MID CAP FOCUS FUND
R SHARES
PERIOD ENDED 12/31/01                    11,273               658       (111,408)        (99,477)
YEAR ENDED 6/30/01                      419,434               742       (132,164)        288,012
A SHARES
PERIOD ENDED 12/31/01                         2                --             --               2
YEAR ENDED 6/30/01                           --                --             --              --
B SHARES
PERIOD ENDED 12/31/01                         1                --             --               1
YEAR ENDED 6/30/01                           --                --             --              --
C SHARES
PERIOD ENDED 12/31/01                         1                --             --               1
YEAR ENDED 6/30/01                           --                --             --              --

SMALL CAP FUND
R SHARES
PERIOD ENDED 12/31/01                   319,706            53,962       (549,152)       (175,484)
YEAR ENDED 6/30/01                      579,278         2,006,410       (938,402)      1,647,286
P SHARES
PERIOD ENDED 12/31/01                    24,603             1,701       (970,791)       (944,487)
YEAR ENDED 6/30/01                      153,258           601,414       (905,723)       (151,051)

U.S. FOCUS FUND
R SHARES
PERIOD ENDED 12/31/01                    33,745                --        (56,086)        (22,341)
YEAR ENDED 6/30/01                      283,390            12,439       (346,867)        (51,038)
A SHARES
PERIOD ENDED 12/31/01                         2                --             --               2
YEAR ENDED 06/30/01                          --                --             --              --
B SHARES
PERIOD ENDED 12/31/01                         2                --             --               2
YEAR ENDED 6/30/01                           --                --             --              --
C SHARES
PERIOD ENDED 12/31/01                         2                --             --               2
YEAR ENDED 6/30/01                           --                --             --              --

                                                                 DOLLARS
                                  ----------------------------------------------------------------
                                                     ISSUED AS
                                                    REINVESTMENT                    NET INCREASE/
                                        SOLD        OF DIVIDENDS       REDEEMED      (DECREASE)
                                  --------------  ----------------  -------------  ---------------
GROWTH FUND
R SHARES
PERIOD ENDED 12/31/01             $    4,004,449  $     23,679,745  $ (26,620,242) $     1,063,952
YEAR ENDED 6/30/01                    43,593,197        43,340,288   (122,258,996)     (35,325,511)
P SHARES
PERIOD ENDED 12/31/01                      4,203            11,332            (10)          15,525
YEAR ENDED 6/30/01                     1,522,524            17,493     (3,013,343)      (1,473,326)

MID CAP FUND
R SHARES
PERIOD ENDED 12/31/01                  1,170,612        12,646,715    (15,326,677)      (1,509,350)
YEAR ENDED 6/30/01                    20,253,995        67,006,137    (56,375,070)      30,885,062

MID CAP FOCUS FUND
R SHARES
PERIOD ENDED 12/31/01                     83,998             5,273       (819,751)        (730,480)
YEAR ENDED 6/30/01                     4,101,139             7,013     (1,076,058)       3,032,094
A SHARES
PERIOD ENDED 12/31/01                         11                --             --               11
YEAR ENDED 6/30/01                            --                --             --               --
B SHARES
PERIOD ENDED 12/31/01                         10                --             --               10
YEAR ENDED 6/30/01                            --                --             --               --
C SHARES
PERIOD ENDED 12/31/01                         10                --             --               10
YEAR ENDED 6/30/01                            --                --             --               --

SMALL CAP FUND
R SHARES
PERIOD ENDED 12/31/01                  3,090,583           556,893     (5,532,528)      (1,885,052)
YEAR ENDED 6/30/01                     7,986,440        24,859,419    (13,743,542)      19,102,317
P SHARES
PERIOD ENDED 12/31/01                    247,066            17,075     (8,827,016)      (8,562,875)
YEAR ENDED 6/30/01                     2,561,066         7,265,080    (11,092,798)      (1,266,652)

U.S. FOCUS FUND
R SHARES
PERIOD ENDED 12/31/01                    216,202                --       (378,317)        (162,115)
YEAR ENDED 6/30/01                     3,076,977           123,392     (3,439,789)        (239,420)
A SHARES
PERIOD ENDED 12/31/01                         10                --             --               10
YEAR ENDED 06/30/01                           --                --             --               --
B SHARES
PERIOD ENDED 12/31/01                         10                --             --               10
YEAR ENDED 6/30/01                            --                --             --               --
C SHARES
PERIOD ENDED 12/31/01                         10                --             --               10
YEAR ENDED 6/30/01                            --                --             --               --

                                       92

                                                                 SHARES
                                  --------------------------------------------------------------
                                                     ISSUED AS
                                                    REINVESTMENT                   NET INCREASE/
                                      SOLD          OF DIVIDENDS      REDEEMED      (DECREASE)
                                  -------------   ---------------  -------------  --------------
BALANCED FUND
R SHARES
PERIOD ENDED 12/31/01                    55,037            51,983       (444,585)       (337,565)
YEAR ENDED 6/30/01                      367,515           459,402       (946,471)       (119,554)
P SHARES
PERIOD ENDED 12/31/01                        --                57           (642)           (585)
YEAR ENDED 6/30/01                       21,910            23,584       (216,092)       (170,598)

INTERNATIONAL GROWTH FUND
R SHARES
PERIOD ENDED 12/31/01                   774,363                --     (1,444,614)       (670,251)
YEAR ENDED 6/30/01                      925,580           571,633     (6,076,085)     (4,578,872)
P SHARES
PERIOD ENDED 12/31/01                    71,661                --       (122,384)        (50,723)
YEAR ENDED 6/30/01                      350,956               662       (380,743)        (29,125)

INTERNATIONAL FOCUS FUND
R SHARES
PERIOD ENDED 12/31/01                     2,845                --        (12,824)         (9,979)
YEAR ENDED 6/30/01                        4,386                --       (190,917)       (186,531)
A SHARES
PERIOD ENDED 12/31/01                         5                --             --               5
YEAR ENDED 6/30/01                           --                --             --              --
B SHARES
PERIOD ENDED 12/31/01                         2                --             --               2
YEAR ENDED 6/30/01                           --                --             --              --
C SHARES
PERIOD ENDED 12/31/01                         2                --             --               2
YEAR ENDED 6/30/01                           --                --             --              --

GLOBAL OPPORTUNITIES FUND
R SHARES
PERIOD ENDED 12/31/01                   522,061                --     (1,378,934)       (856,873)
YEAR ENDED 6/30/01                    3,405,313           260,416     (3,684,805)        (19,076)

GLOBAL FOCUS FUND
R SHARES
PERIOD ENDED 12/31/01                 1,199,117                --     (1,971,867)       (772,750)
YEAR ENDED 6/30/01                    1,355,715         1,180,505     (2,764,774)       (228,554)
A SHARES
PERIOD ENDED 12/31/01                     1,077                --           (968)            109
YEAR ENDED 6/30/01                           54               259           (356)            (43)
B SHARES
PERIOD ENDED 12/31/01                         1                --             --               1
YEAR ENDED 6/30/01                           --                --             --              --
C SHARES
PERIOD ENDED 12/31/01                       560                --           (559)              1
YEAR ENDED 6/30/01                           --                --             --              --

GLOBAL LONG-SHORT FUND
R SHARES
PERIOD ENDED 12/31/01                   167,698                --     (2,681,641)     (2,513,943)
YEAR ENDED 6/30/01                    1,343,993         3,812,434    (10,203,581)     (5,047,154)
A SHARES
PERIOD ENDED 12/31/01                         1                --             --               1
YEAR ENDED 6/30/01                           --                --             --              --
B SHARES
PERIOD ENDED 12/31/01                         1                --             --               1
YEAR ENDED 6/30/01                           --                --             --              --
C SHARES
PERIOD ENDED 12/31/01                        33                --        (71,490)        (71,457)
YEAR ENDED 6/30/01                      145,630             7,663       (201,902)        (48,609)

                                                                 DOLLARS
                                  ----------------------------------------------------------------
                                                     ISSUED AS
                                                    REINVESTMENT                    NET INCREASE/
                                        SOLD        OF DIVIDENDS       REDEEMED      (DECREASE)
                                  --------------  ----------------  -------------  ---------------
BALANCED FUND
R SHARES
PERIOD ENDED 12/31/01             $      617,943  $        595,088  $  (5,087,982) $    (3,874,951)
YEAR ENDED 6/30/01                     4,552,762         6,380,305    (13,902,192)      (2,969,125)
P SHARES
PERIOD ENDED 12/31/01                         --               666         (7,193)          (6,527)
YEAR ENDED 6/30/01                       340,762           328,897     (2,880,711)      (2,211,052)

INTERNATIONAL GROWTH FUND
R SHARES
PERIOD ENDED 12/31/01                  8,190,289                --    (15,510,610)      (7,320,321)
YEAR ENDED 6/30/01                    15,085,657         8,928,907   (108,041,738)     (84,027,174)
P SHARES
PERIOD ENDED 12/31/01                    773,568                --     (1,383,474)        (609,906)
YEAR ENDED 6/30/01                     5,218,579            10,348     (5,751,247)        (522,320)

INTERNATIONAL FOCUS FUND
R SHARES
PERIOD ENDED 12/31/01                     15,803                --        (74,897)         (59,094)
YEAR ENDED 6/30/01                        36,054                --     (1,778,509)      (1,742,455)
A SHARES
PERIOD ENDED 12/31/01                         29                --             --               29
YEAR ENDED 6/30/01                            --                --             --               --
B SHARES
PERIOD ENDED 12/31/01                         10                --             --               10
YEAR ENDED 6/30/01                            --                --             --               --
C SHARES
PERIOD ENDED 12/31/01                         10                --             --               10
YEAR ENDED 6/30/01                            --                --             --               --

GLOBAL OPPORTUNITIES FUND
R SHARES
PERIOD ENDED 12/31/01                  5,646,937                --    (14,722,168)      (9,075,231)
YEAR ENDED 6/30/01                    61,992,039         4,299,474    (68,304,999)      (2,013,486)

GLOBAL FOCUS FUND
R SHARES
PERIOD ENDED 12/31/01                 10,583,611                --    (17,677,462)      (7,093,851)
YEAR ENDED 6/30/01                    19,236,662        17,011,080    (42,262,378)      (6,014,636)
A SHARES
PERIOD ENDED 12/31/01                      8,824                --         (7,891)             933
YEAR ENDED 6/30/01                           726             3,631         (4,015)             342
B SHARES
PERIOD ENDED 12/31/01                         10                --             --               10
YEAR ENDED 6/30/01                            --                --             --               --
C SHARES
PERIOD ENDED 12/31/01                      5,005                --         (4,936)              69
YEAR ENDED 6/30/01                            --                --             --               --

GLOBAL LONG-SHORT FUND
R SHARES
PERIOD ENDED 12/31/01                  1,943,484                --    (31,494,146)     (29,550,662)
YEAR ENDED 6/30/01                    28,336,419        64,277,641   (214,623,345)    (122,009,285)
A SHARES
PERIOD ENDED 12/31/01                         11                --             --               11
YEAR ENDED 6/30/01                            --                --             --               --
B SHARES
PERIOD ENDED 12/31/01                         10                --             --               10
YEAR ENDED 6/30/01                            --                --             --               --
C SHARES
PERIOD ENDED 12/31/01                        972                --       (676,358)        (675,386)
YEAR ENDED 6/30/01                     2,066,709           108,730     (3,704,694)      (1,529,255)

                                       93

                                                               SHARES
                                  --------------------------------------------------------------
                                                     ISSUED AS
                                                    REINVESTMENT                   NET INCREASE/
                                      SOLD          OF DIVIDENDS      REDEEMED      (DECREASE)
                                  -------------   ---------------  -------------  --------------
ML SHARES
PERIOD ENDED 12/31/01                        37                --       (182,146)       (182,109)
YEAR ENDED 6/30/01                      274,760            24,075       (324,213)        (25,378)

GLOBAL COMMUNICATIONS FUND
R SHARES
PERIOD ENDED 12/31/01                   346,671                --     (2,229,706)     (1,883,035)
YEAR ENDED 6/30/01                    2,257,598         4,126,865     (6,558,702)       (174,239)

EMERGING MARKETS FUND
R SHARES
PERIOD ENDED 12/31/01                 1,650,714                --     (3,280,488)     (1,629,774)
YEAR ENDED 6/30/01                    5,839,319                --    (11,252,534)     (5,413,215)
A SHARES
PERIOD ENDED 12/31/01                   400,743                --       (405,132)         (4,389)
YEAR ENDED 6/30/01                      722,099                --     (1,249,010)       (526,911)
B SHARES
PERIOD ENDED 12/31/01                         1                --             --               1
YEAR ENDED 6/30/01                           --                --             --              --
C SHARES
PERIOD ENDED 12/31/01                         1                --             --               1
YEAR ENDED 6/30/01                           --                --             --              --

EMERGING MARKETS FOCUS FUND
R SHARES
PERIOD ENDED 12/31/01                   205,837             4,828       (258,578)        (47,913)
YEAR ENDED 6/30/01                      611,591             1,088       (172,186)        440,493
A SHARES
PERIOD ENDED 12/31/01                         1                --             --               1
YEAR ENDED 6/30/01                           --                --             --              --
B SHARES
PERIOD ENDED 12/31/01                         1                --             --               1
YEAR ENDED 6/30/01                           --                --             --              --
C SHARES
PERIOD ENDED 12/31/01                         1                --             --               1
YEAR ENDED 6/30/01                           --                --             --              --

EMERGING ASIA FUND
R SHARES
PERIOD ENDED 12/31/01                 1,138,232                --     (1,301,587)       (163,355)
YEAR ENDED 6/30/01                    1,017,392                --     (1,764,195)       (746,803)

TOTAL RETURN BOND FUND
R SHARES
PERIOD ENDED 12/31/01                   935,717           148,325     (1,284,943)       (200,901)
YEAR ENDED 6/30/01                    1,561,931           149,493     (1,510,096)        201,328
A SHARES
PERIOD ENDED 12/31/01                    25,249                --        (25,248)              1
YEAR ENDED 6/30/01                           --                --             --              --
B SHARES
PERIOD ENDED 12/31/01                         1                --             --               1
YEAR ENDED 6/30/01                           --                --             --              --
C SHARES
PERIOD ENDED 12/31/01                         1                --             --               1
YEAR ENDED 6/30/01                           --                --             --              --
I SHARES
PERIOD ENDED 12/31/01                 1,087,168            24,749        (39,534)      1,072,383
YEAR ENDED 6/30/01                           --                --             --              --

                                                               DOLLARS
                                  ----------------------------------------------------------------
                                                     ISSUED AS
                                                    REINVESTMENT                    NET INCREASE/
                                        SOLD        OF DIVIDENDS       REDEEMED      (DECREASE)
                                  --------------  ----------------  -------------  ---------------
ML SHARES
PERIOD ENDED 12/31/01             $        2,418                --  $  (2,024,131) $    (2,021,713)
YEAR ENDED 6/30/01                     4,455,042  $        387,364     (6,393,862)      (1,551,456)

GLOBAL COMMUNICATIONS FUND
R SHARES
PERIOD ENDED 12/31/01                  3,264,578                --    (22,382,747)     (19,118,169)
YEAR ENDED 6/30/01                    63,338,698        77,873,939   (158,301,722)     (17,089,085)

EMERGING MARKETS FUND
R SHARES
PERIOD ENDED 12/31/01                 13,020,809                --    (26,036,498)     (13,015,689)
YEAR ENDED 6/30/01                    59,697,629                --   (115,377,150)     (55,679,521)
A SHARES
PERIOD ENDED 12/31/01                  3,057,607                --     (3,144,312)         (86,705)
YEAR ENDED 6/30/01                     8,338,110                --    (14,566,844)      (6,228,734)
B SHARES
PERIOD ENDED 12/31/01                         10                --             --               10
YEAR ENDED 6/30/01                            --                --             --               --
C SHARES
PERIOD ENDED 12/31/01                         10                --             --               10
YEAR ENDED 6/30/01                            --                --             --               --

EMERGING MARKETS FOCUS FUND
R SHARES
PERIOD ENDED 12/31/01                  2,530,867            64,551     (3,166,138)        (570,720)
YEAR ENDED 6/30/01                     9,060,052            15,534     (2,533,941)       6,541,645
A SHARES
PERIOD ENDED 12/31/01                         10                --             --               10
YEAR ENDED 6/30/01                            --                --             --               --
B SHARES
PERIOD ENDED 12/31/01                         10                --             --               10
YEAR ENDED 6/30/01                            --                --             --               --
C SHARES
PERIOD ENDED 12/31/01                         12                --             --               12
YEAR ENDED 6/30/01                            --                --             --               --

EMERGING ASIA FUND
R SHARES
PERIOD ENDED 12/31/01                  8,192,721                --     (9,318,473)      (1,125,752)
YEAR ENDED 6/30/01                     8,358,384                --    (14,863,253)      (6,504,869)

TOTAL RETURN BOND FUND
R SHARES
PERIOD ENDED 12/31/01                 25,588,389           859,056    (29,260,319)      (2,812,874)
YEAR ENDED 6/30/01                    18,449,458         1,748,920    (17,733,605)       2,464,773
A SHARES
PERIOD ENDED 12/31/01                    306,582                --       (305,500)           1,082
YEAR ENDED 6/30/01                            --                --             --               --
B SHARES
PERIOD ENDED 12/31/01                         11                --             --               11
YEAR ENDED 6/30/01                            --                --             --               --
C SHARES
PERIOD ENDED 12/31/01                         10                --             --               10
YEAR ENDED 6/30/01                            --                --             --               --
I SHARES
PERIOD ENDED 12/31/01                 13,523,497           294,859       (476,088)      13,342,268
YEAR ENDED 6/30/01                            --                --             --               --

                                       94

                                                                 SHARES
                                  ---------------------------------------------------------------
                                                     ISSUED AS
                                                    REINVESTMENT                   NET INCREASE/
                                      SOLD          OF DIVIDENDS      REDEEMED      (DECREASE)
                                  -------------   ---------------  -------------  ---------------
SHORT DURATION GOVERNMENT BOND
FUND
R SHARES
PERIOD ENDED 12/31/01                12,981,705         1,110,613      (4,731,459)      9,360,859
YEAR ENDED 6/30/01                   13,983,841         1,088,662      (6,217,941)      8,854,562
P SHARES
PERIOD ENDED 12/31/01                   104,644             1,496         (54,975)         51,165
YEAR ENDED 6/30/01                      370,406               471        (337,587)         33,290

CALIFORNIA TAX-FREE INTERMEDIATE
  BOND FUND
R SHARES
PERIOD ENDED 12/31/01                   801,560            68,513        (642,540)        227,533
YEAR ENDED 6/30/01                    1,316,055            89,670        (707,135)        698,590

GOVERNMENT MONEY MARKET FUND
R SHARES
PERIOD ENDED 12/31/01               371,453,123        11,792,127    (486,817,586)   (103,572,336)
YEAR ENDED 6/30/01                1,453,371,245        55,591,823  (1,529,539,528)    (20,576,460)
P SHARES
PERIOD ENDED 12/31/01                        --                 9              (2)              7
YEAR ENDED 6/30/01                   17,899,602            17,932     (26,570,049)     (8,652,515)

CALIFORNIA TAX-FREE MONEY FUND
R SHARES
PERIOD ENDED 12/31/01               283,297,898         2,029,218    (322,963,813)    (37,636,697)
YEAR ENDED 6/30/01                1,093,410,079        11,686,726  (1,233,143,697)   (128,046,892)

FEDERAL TAX-FREE MONEY FUND
R SHARES
PERIOD ENDED 12/31/01                44,982,140           567,184     (25,156,159)     20,393,165
YEAR ENDED 6/30/01                  355,963,485         4,266,324    (466,027,899)   (105,798,090)

                                                                 DOLLARS
                                  ----------------------------------------------------------------
                                                     ISSUED AS
                                                    REINVESTMENT                    NET INCREASE/
                                        SOLD        OF DIVIDENDS       REDEEMED      (DECREASE)
                                  --------------  ----------------  -------------  ---------------
SHORT DURATION GOVERNMENT BOND
FUND
R SHARES
PERIOD ENDED 12/31/01             $  134,133,984  $     11,428,833  $ (48,814,106) $    96,748,711
YEAR ENDED 6/30/01                   141,546,693        10,994,884    (62,761,145)      89,780,432
P SHARES
PERIOD ENDED 12/31/01                  1,078,084            15,305       (562,806)         530,583
YEAR ENDED 6/30/01                     3,735,392             4,741     (3,401,063)         339,070

CALIFORNIA TAX-FREE INTERMEDIATE
  BOND FUND
R SHARES
PERIOD ENDED 12/31/01                 10,649,514           907,333     (8,557,772)       2,999,075
YEAR ENDED 6/30/01                    17,224,162         1,162,961     (9,167,610)       9,219,513

GOVERNMENT MONEY MARKET FUND
R SHARES
PERIOD ENDED 12/31/01                371,454,284        11,792,593   (486,821,142)    (103,574,265)
YEAR ENDED 6/30/01                 1,453,371,245        55,591,823 (1,529,539,528)     (20,576,460)
P SHARES
PERIOD ENDED 12/31/01                         --                 9             (3)               6
YEAR ENDED 6/30/01                    17,899,602            17,932    (26,570,049)      (8,652,515)

CALIFORNIA TAX-FREE MONEY FUND
R SHARES
PERIOD ENDED 12/31/01                283,298,003         2,029,331   (322,964,194)     (37,636,860)
YEAR ENDED 6/30/01                 1,093,410,079        11,686,726 (1,233,143,697)    (128,046,892)

FEDERAL TAX-FREE MONEY FUND
R SHARES
PERIOD ENDED 12/31/01                 44,982,156           567,535    (25,156,353)      20,393,338
YEAR ENDED 6/30/01                   355,963,485         4,266,324   (466,027,899)    (105,798,090)


7. CAPITAL LOSS CARRYFORWARDS:

At June 30, 2001, the following Funds had available for federal income-tax purposes unused capital losses as follows:

FUND                                EXPIRING IN 2004   EXPIRING IN 2006   EXPIRING IN 2007   EXPIRING IN 2008   EXPIRING IN 2009
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Focus                                        --                 --                 --                 --   $        326,473
International Growth                              --                 --                 --                 --          1,293,393
International Focus                               --                 --                 --                 --            105,993
Global Opportunities                              --                 --                 --                 --          4,805,912
Global Focus                                      --                 --                 --                 --            805,392
Global Communications                             --                 --                 --                 --         32,641,195
Emerging Markets                                  --   $     69,583,381   $    199,540,290   $     22,330,736                 --
Emerging Markets Focus                            --            676,866            381,957                 --             12,099
Emerging Asia                                     --          2,085,531          7,682,883                 --            564,613
Total Return Bond                                 --                 --                 --             50,682                 --
California Tax-Free Money           $          5,192                 --                 --              2,649                 --
Federal Tax-Free Money                            --                 --                 --              7,803                 --

INFORMATION ON TRUSTEES AND OFFICERS FOR THE
MONTGOMERY FUNDS I AND II (UNAUDITED)

TRUSTEES
====================================================================================================================================
                                                                                       NUMBER OF PORTFOLIOS
                                                             PRINCIPAL OCCUPATION        IN FUND COMPLEX
NAME, ADDRESS AND YEAR BORN   POSITION HELD WITH FUND         DURING PAST 5 YEARS           OVERSEEN          LENGTH OF TIME SERVED
------------------------------------------------------------------------------------------------------------------------------------
John A. Farnsworth            Disinterested Trustee    Partner of Korn/Ferry                    26           July 9, 1990,
One Embarcadero, Suite 2101                            International                                         to present
San Francisco, CA 94111
Born 1941

Andrew Cox                    Disinterested Trustee    Independent investment                   26           July 9, 1990,
643 Gaylord Street                                     consultant                                            to present
Denver, CO 80206
Born 1944

Cecilia H. Herbert            Disinterested Trustee    Chair of the Investment                  26           November 12, 1992,
2636 Vallejo Street                                    Committee of the Archdiocese                          to present
San Francisco, CA 94123                                of San Francisco Finance
Born 1949                                              Council, member of Boards of
                                                       Groton School and Catholic
                                                       Charities of San Francisco

R. Stephen Doyle              Disinterested Trustee    Chairman of the Board of                 26           July 9, 1990,
101 California Street                                  Trustees for the Montgomery                           to present
San Francisco, CA 94111                                Funds, The Montgomery Funds II
Born 1939                                              and  The Montgomery Funds III

F. Scott Tuck                 Interested Trustee       Chair and chief executive                26           January 1, 2002,
101 California Street                                  officer at Montgomery                                 to present
San Francisco, CA 94111                                Asset Management
Born 1957

AFFILIATED OFFICERS
====================================================================================================================================
George A. Rio                 President and treasurer  Senior vice president of                 26           June 30, 1998,
60 State Street, Suite 1300                            Business Development of                               to present
Boston, MA 02109                                       BISYS Fund Services
Born 1955

Karen Jacoppo-Wood            Vice president and       Counsel of BISYS Fund Services           26           September 10, 1997,
60 State Street, Suite 1300   assistant secretary                                                            to present
Boston, MA 02109
Born 1966

Christopher J. Kelley         Vice president and       Vice president and senior                26           September 10, 1997,
60 State Street, Suite 1300   assistant secretary      counsel of BISYS Fund Services                        to present
Boston, MA 02109
Born 1964

Mary A. Nelson                Vice president and       Senior vice president of                 26           September 10, 1997,
60 State Street, Suite 1300   assistant treasurer      Treasury Services Group of                            to present
Boston, MA 02109                                       BISYS Fund Services
Born 1964

Stacey Bufton                 Vice president and       Vice president and group                 26           May 31, 2001,
60 State Street, Suite 1300   assistant treasurer      manager of Treasury Services                          to present
Boston, MA 02109                                       Group of BISYS Fund Services
Born 1969                                              since June 1999; prior to
                                                       that she was a unit manager
                                                       at First Data Investor
                                                       Services Group, where she was
                                                       employed from October 1992 to
                                                       June 1999.

Johanne Castro                Assistant secretary      Senior legal associate of                26           May 29, 1999,
101 California Street                                  Montgomery Asset Management                           to present
San Francisco, CA 94111                                and previously at GT Global
Born 1963

Jason Wood                    Assistant secretary      Senior associate of Montgomery           26           February 22, 2001,
101 California Street                                  Asset Management Mutual Fund                          to present
San Francisco, CA 94111                                Administration
Born 1971

Ellen O'Brien                 Assistant secretary      Manager of Blue Sky Department           26           February 22, 2001,
73 Tremont Street                                      at J.P. Morgan Investor                               to present
Boston, MA 02108                                       Services
Born 1957

This report and the financial statements contained herein are provided for the general information of the shareholders of The Montgomery Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other agency and are subject to investment risk, including the possible loss of principal. Neither The Montgomery Funds nor Montgomery Asset Management, LLC, is a bank.

For more information on any other Montgomery Funds, including charges and expenses, visit our Web site at www.montgomeryfunds.com or call (800) 572-FUND [3863].

Funds Distributor, Inc. 02/02

[GRAPHIC]

INVEST WISELY.

GUIDED BY DEEP GLOBAL PERSPECTIVE,

        Montgomery is distinguished as an innovative investment management firm.

Our seasoned experts are dedicated to the goal of exceptional investment performance through disciplined growth strategies.

     By empowering investors with access to our experience and insight,

                                         we help you INVEST WISELY.(R)       305

[GRAPHIC]

SEMIANNUAL REPORT | DECEMBER 31, 2001

SPECIALTY FUNDS
GLOBAL LONG-SHORT FUND
NEW POWER FUND
EMERGING MARKETS FUND

FIXED-INCOME FUNDS
TOTAL RETURN BOND FUND

FOCUS FUNDS
U.S. FOCUS FUND
MID CAP FOCUS FUND
GLOBAL FOCUS FUND
INTERNATIONAL FOCUS FUND
EMERGING MARKETS FOCUS FUND

MONTGOMERY
ASSET MANAGEMENT, LLC

DEAR FELLOW SHAREHOLDER

[PHOTO OF R. STEPHEN DOYLE]

Terrorist attacks. Eleven Federal Reserve Board interest rate cuts. Negative earnings reports. Mass layoffs. Anthrax. War. The onset of the Enron scandal. Needless to say, even the most seasoned expert could not have predicted the roller coaster that was 2001. These events remind us how complex and unpredictable life--and our economy--can be. They also put into perspective how important it is to focus on things that matter most, such as family and personal goals.

We are here to assist you in achieving your financial goals; and, looking forward, we believe that the economy will experience an upturn. We are encouraged by the resilience in consumer spending and U.S. military success in Afghanistan, which lifted the markets as 2001 came to a close. Although we cannot say for sure when a recovery will commence, history has shown that it's only a matter of time. Our tradition of hands-on qualitative and highquality quantitative analysis will assist us in uncovering unique investment opportunities both now and when the markets see better days.

In past times of crisis, the American economy has proved to be as resilient as the American spirit. At Montgomery we are both heartened and inspired by that fact. We continue to work diligently on behalf of our shareholders and remain fully committed to helping you reach your investment goals.

Thank you for your continued patronage.

Sincerely,

/s/ R. Stephen Doyle

R. Stephen Doyle
Chairman

[MONTGOMERY ASSET MANAGEMENT, LLC LOGO]

The MONTGOMERY Funds
Semiannual Report -- December 31, 2001 (Unaudited)

                                 C O N T E N T S

STOCK AND BOND MARKET OVERVIEW                                        2

PERFORMANCE SUMMARY                                                   3

PORTFOLIO HIGHLIGHTS AND INVESTMENTS

MONTGOMERY U.S. EQUITY FUNDS

Mid Cap Focus Fund (formerly Mid Cap 20                               4
Portfolio)

U.S. Focus Fund (formerly U.S. Select 20                              6
Portfolio)

MONTGOMERY INTERNATIONAL AND GLOBAL EQUITY FUNDS

New Power Fund                                                        8

International Focus Fund (formerly International 20                  10
Portfolio)

Global Focus Fund (formerly Global 20 Portfolio)                     12

Global Long-Short Fund                                               14

Emerging Markets Fund                                                19

Emerging Markets Focus Fund (formerly Emerging Markets 20            22
Portfolio)

MONTGOMERY U.S. FIXED-INCOME FUND

Total Return Bond Fund                                               24

Endnotes and Abbreviations                                           28

FINANCIAL STATEMENTS

Statements of Assets and Liabilities                                 30

Statements of Operations                                             32

Statements of Changes in Net Assets                                  34

Statement of Cash Flows                                              36

Financial Highlights                                                 38

Endnotes to Financial Highlights                                     42

Notes to Financial Statements                                        43

STOCK AND BOND MARKET OVERVIEW

U.S. STOCK MARKET REVIEW
In a difficult period for the equity markets, the S&P 500 Index, a proxy for the performance of the U.S. stock market overall, returned -5.56%, while the technology-laden Nasdaq Index returned -8.91%. The overall negative returns for the six-month period resulted largely from sharp declines experienced during a traumatic third quarter. Moribund economic growth proved detrimental to corporate profits amid a litany of announcements warning of earnings shortfalls. What hope remained of any impending economic recovery was dashed by the events of 9/11/01, and stocks fell dramatically.
In the fourth quarter, however, the markets rallied. Several factors helped buoy the markets. First, the Federal Reserve Board continued its program of aggressive cuts in short-term interest rates. In addition, time passed with no new domestic terror activity. And though unemployment rose, consumer activity remained fairly steady. Finally, reports out of Afghanistan indicated progress in the war on terrorism. The year-end rally was led by sectors poised to benefit from an economic rebound, including technology, but it could not offset the shock the market suffered in the third quarter.

[CHART OF THE S&P 500 INDEX PERFORMANCE: JULY 1, 1999, TO DECEMBER 31, 2001]

S&P 500 Index Performance

7/01            1211.23
8/01            1129.03
9/01            1040.94
10/01           1059.78
11/01           1139.45
12/01           1148.09

VOLATILITY FOLLOWING THE 9/11/01 ATTACKS PLAGUED S&P PERFORMANCE IN THE THIRD QUARTER, BUT THE FOURTH QUARTER SAW SOME POSITIVE GAINS.

U.S. BOND MARKET REVIEW
The bond market posted solid returns during the six-month period. The Lehman Brothers Aggregate Bond Index, used to represent the performance of the bond market as a whole, returned 4.66%. Bond prices move in the opposite direction of yields, so declining interest rates helped stimulate healthy capital appreciation within the bond market. Bonds thrived, attracting investors from other asset classes against a backdrop of economic uncertainty, little inflation and weakness in the equity markets.
Overall, corporate bonds proved to be the best performers during the period, as investors grew more optimistic that Fed rate cuts would help stave off a severe recession. Performance in the corporate market, however, was sharply divided between top-performing companies and those unable to avoid default or a credit downgrade. Mortgage- backed securities became less attractive and therefore lagged during the period due to declining and often unstable interest rates. Declining rates meant that more homeowners paid off their mortgages early, leaving holders of mortgage-backed securities with the prepaid principal to invest at lower prevailing rates.

[CHART OF U.S TREASURY 30-YEAR BOND YIELD: JULY 1, 1999, TO DECEMBER 31, 2001]

U.S. Treasury 3-Year Bond Yield

7/01         5.522
8/01         5.368
9/01         5.421
10/01        4.074
11/01        5.286
12/01        5.466

INTEREST RATE CUTS WERE THE CATALYST FOR SOLID BOND PERFORMANCE FOR THE PAST SIX-MONTHS.

GLOBAL EQUITIES REVIEW
For the world's financial markets, the second half of 2001 comprised two distinct periods. Throughout much of the third quarter, continued pessimism over decelerating growth in the United States and the consequences for its major trading partners pressured markets to new lows. Poor earnings visibility and a significant decline in business investment dominated market psychology, as investors focused on uncertain company fundamentals and a weakening macro-economic environment.
The events of 9/11/01 quickly broadened this focus to include the impact on virtually all asset classes of a sudden breakdown in global political stability. The terrorist attacks initially resulted in a steep decline for most equity markets, but this selling quickly gave way to a fresh round of confidence as investors struggled to see through the many near-term challenges to an improved global economy in 2002. Indeed, U.S. military success in Afghanistan and unexpected resilience in consumer spending both domestically and abroad gave markets much to applaud as the year came to a close. The end result was a powerful fourth-quarter rebound that pushed both developed and emerging markets up to levels last seen before the attacks. Despite the year-end rally, 2001 will undoubtedly be remembered as a year of extremely challenging investment conditions and unprecedented human loss.

The economic outlooks expressed throughout this book are as of December 31, 2001, are subject to change and may not actually come to pass.

PERFORMANCE SUMMARY
Average annual total returns as of December 31, 2001

                                                        INCEPTION           ONE           THREE      FIVE      TEN        SINCE
Fund Name (Fund Number)                                   DATE              YEAR          YEARS      YEARS     YEARS    INCEPTION

MONTGOMERY U.S. EQUITY FUNDS
==================================================================================================================================
Mid Cap Focus Fund (1485)*                              10/31/00            (11.29)%        N/A       N/A       N/A      (17.66)%
----------------------------------------------------------------------------------------------------------------------------------
U.S. Focus Fund (1484)*                                 12/31/99            (25.32)%        N/A       N/A       N/A      (14.95)%
----------------------------------------------------------------------------------------------------------------------------------

MONTGOMERY INTERNATIONAL AND GLOBAL EQUITY FUNDS
==================================================================================================================================
New Power Fund (1486)*                                  10/31/01               N/A          N/A       N/A       N/A        2.68%
----------------------------------------------------------------------------------------------------------------------------------
International Focus Fund (1483)*                        12/31/99            (31.41)%        N/A       N/A       N/A      (24.50)%
----------------------------------------------------------------------------------------------------------------------------------
Global Focus Fund (295)*                                10/2/95             (37.46)%     (12.09)%   (0.80)%     N/A        4.79%
----------------------------------------------------------------------------------------------------------------------------------
Global Long-Short Fund (1478)*                          12/31/97            (21.98)%      11.54%      N/A       N/A       20.79%
----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund (277)*                            3/1/92               (6.28)%       2.73%    (8.31)%     N/A       (0.29)%
----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Focus Fund (1481)*                     12/31/97             (3.75)%      21.00%      N/A       N/A        8.85%
----------------------------------------------------------------------------------------------------------------------------------

MONTGOMERY U.S. FIXED-INCOME FUND
==================================================================================================================================
Total Return Bond Fund (650)*                           6/30/97               8.70%        6.59%      N/A       N/A        7.78%
----------------------------------------------------------------------------------------------------------------------------------

*Returns reflect a partial waiver of fees without which the total return would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Net asset value, investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown for the Montgomery New Power Fund is for the Class A shares, for all other funds performance information is for the Class R shares, which has been in existence for the life of the Fund, and is a better reflection of the long-term performance of the Fund. Class A, B and C commenced operations on October 31, 2001, and have different sales charges and expense levels which may affect performance. The shares are invested in the same portfolio of securities.

Some Funds may not be appropriate for conservative investors, because they invest in certain types of securities or in a limited number of sectors or holdings that may produce volatile results.

Recent returns for the bond funds reflect economic conditions, which may not be duplicated in the future. Additionally certain equity funds benefited from participating in IPO's which were more available during more favorable market conditions in 1998-2000. Investors should not expect that this performance would be achieved consistently.

The Montgomery Emerging Markets Focus Fund and the Montgomery Global Long-Short Fund may use sophisticated investment techniques and securities such as margin, leverage, short sales and other forms of volatile financial derivatives including options and futures. Such tactics could cause the value of an investment in these Funds to be more volatile and subject to substantially greater risks than investments in other mutual funds, including foreign stock funds. As a result, investors should carefully consider whether these Funds are appropriate investments.

There are also risks associated with investing in funds that invest in foreign securities, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. In addition, technology securities tend to be relatively volatile compared with other types of investments. Funds that invest in small-cap or mid-cap stocks may be subject to greater volatility than those that invest in large companies.

MONTGOMERY MID CAP FOCUS FUND

JEROME C. PHILPOTT, CFA                  Portfolio Manager
CHARLES REED,CFA                         Portfolio Manager

Average annual total returns for the period ended 12/31/01

                 MID CAP FOCUS FUND++

Since inception (10/31/00)                        (17.66)%
One year                                          (11.29)%

                 S&P MID CAP 400 INDEX

Since 10/31/00                                     (0.92)%
One year                                           (0.60)%

[CHART OF GROWTH OF A $10,000 INVESTMENT]

Montgomery Mid Cap Focus Fund

Jul      $8,504
Aug      $7,893
Sept     $6,680
Oct      $6,940
Nov      $7,702
Dec      $7,971

S&P Mid Cap 400 Index(1)

Jul      $9,900
Aug      $9,576
Sept     $9,385
Oct      $9,756
Nov      $9,407
Dec      $9,893

Lipper Mid Cap Funds Average(2)

Jul      $8,992
Aug      $8,322
Sept     $7,076
Oct      $7,556
Nov      $8,205
Dec      $8,544

(1) The S&P Mid Cap 400 Index is composed of 400 common stocks that measure the performance of the midrange sector of the U.S. stock market. (2) The Lipper Mid Cap Funds Average universe consists of 1,714 funds.

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower.

                        TOP TEN HOLDINGS
              (as a percentage of total net assets)

Brinker International, Inc                             4.4%
Northrop Grumman Corporation                           4.1%
Advent Software, Inc                                   3.7%
Waddell & Reed Financial, Inc., Class A                3.7%
Ocean Energy, Inc.                                     3.6%
Lamar Advertising Company                              3.4%
Lear Corporation .                                     3.1%
SEI Investments Company                                3.0%
BISYS Group, Inc. (The)                                3.0%
Bed Bath & Beyond, Inc.                                3.0%

                        TOP FIVE INDUSTRIES
              (as a percentage of total net assets)

Biotechnology                                          7.6%
Financial Publishing/Services                          6.7%
Package Software                                       6.3%
Investment Managers                                    5.6%
Auto Parts: O.E.M                                      5.2%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Because the Montgomery Mid Cap Focus Fund concentrates its assets in relatively few holdings (generally 20 to 40), shareholders may be exposed to greater risks than with more-diversified funds.

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001, AND WHY?++

A: The Fund's performance lagged that of the S&P Mid Cap 400 Index, returning -8.54%, versus -1.55%. Our decision to maintain a diversified portfolio across market sectors hurt Fund performance relative to the index, which was aided by the strong performance of economically sensitive stocks during the fourth quarter. After the broad market struggled in the aftermath of the terrorist attacks, it rallied due to investors' gravitating toward those areas of the market that would most reap the benefits of an economic rebound.

Q: WHICH SPECIFIC SECTORS OR HOLDINGS UNDERPERFORMED?

A: Health care holdings fell rapidly from favor. Although they had provided some protection during the market's turmoil earlier in the year due to their steady earnings growth, they were negatively affected when the market shifted in the fourth quarter. In the interest of diversification, we had maintained our health care holdings because the sector generally offers consistent growth. This positioning, however, hurt the Fund's short-term performance.

Cable TV company Charter Communications offered the best execution in the industry but became embroiled in a management dispute after the CEO resigned. And Jack Henry, which sells software to regional banks, failed to meet its earnings expectations, so we sold out.

Q: WHAT WERE THE POSITIVE STORIES?

A: Our focus on a small, select group of stocks helped performance during the period. Although we did not concentrate on cyclical stocks, we had some solid-performing investments in economically sensitive sectors such as technology. Elsewhere, Radian Group, a private mortgage insurance provider, was helped by a slowdown in the refinancing boom. Lear, which manufactures auto interiors, bene-fited from its association with the success of the auto industry's 0% financing drive. In addition, management maintained tight control over the business, helping the company post solid results even before 0% financing. L-3 Communications, which sells electronic equipment to the defense industry, benefited from solid management and a huge increase in demand for defense contractors after 9/11/01. We sold our position after the stock rose well beyond our price targets in the aftermath of the terrorist attacks.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: The direction of the economy in 2002 remains unclear, as many companies don't know what to expect in the year ahead. For the market to sustain a rally, we believe that investors will need to see clear improvements in overall earnings growth. If we do find indications--and not just hopes--that corporations across industries are experiencing solid earnings growth, we might invest more in economically sensitive issues. For now, however, we intend to concentrate on diversification within the focused mandate of the Fund.

++ THE PERFORMANCE INDICATED IS FOR THE FUND'S CLASS R SHARES, WHICH HAS BEEN IN EXISTENCE FOR THE LIFE OF THE FUND, AND IS A BETTER REFLECTION OF THE LONG-TERM PERFORMANCE OF THE FUND.CLASSES A, B, AND C COMMENCED OPERATIONS ON OCTOBER 31, 2001, AND HAVE DIFFERENT SALES CHARGES AND EXPENSE LEVELS WHICH MAY AFFECT PERFORMANCE.

Portfolio Investments: December 31, 2001 (Unaudited)

SHARES                                                   VALUE (NOTE 1)
COMMON STOCKS - 86.6%

ADVERTISING/MARKETING SERVICES - 3.4%
     1,200       Lamar Advertising Company+               $     50,748

AEROSPACE/DEFENSE - 4.1%
       600       Northrop Grumman Corporation                   60,486

AUTO PARTS: O.E.M. - 5.2%
       400       Johnson Controls, Inc.                         32,300
     1,200       Lear Corporation+                              45,768
                                                          ------------
                                                                78,068

BEVERAGES: ALCOHOLIC - 2.9%
     1,000       Constellation Brands, Inc., Class A+           42,850

BIOTECHNOLOGY - 7.6%
       700       Biogen, Inc.+                                  40,148
       700       Enzon, Inc.+                                   39,392
       500       IDEC Pharmaceuticals Corporation+              34,463
                                                          ------------
                                                               114,003

CABLE/SATELLITE TELEVISION - 4.5%
     2,400       Charter Communications, Inc., Class A+         39,444
     1,000       EchoStar Communications Corporation,
                   Class A+                                     27,465
                                                          ------------
                                                                66,909

COMPUTER COMMUNICATIONS - 1.6%
       700       Brocade Communications Systems, Inc.+          23,188

COMPUTER PERIPHERALS - 0.8%
       900       ATI Technologies, Inc.+                        11,412

DATA PROCESSING SERVICES - 3.0%
       700       BISYS Group, Inc. (The)+(c)                    44,797

ELECTRONIC PRODUCTION EQUIPMENT - 2.7%
       800       KLA-Tencor Corporation+                        39,648

FINANCE/RENTAL/LEASING - 2.5%
     1,200       AmeriCredit Corporation+                       37,860

FINANCIAL PUBLISHING/SERVICES - 6.7%
     1,100       Advent Software, Inc.+                         54,950
     1,000       SEI Investments Company                        45,115
                                                          ------------
                                                               100,065

HOMEBUILDING - 1.1%
       300       Centex Corporation                             17,127

INDUSTRIAL CONGLOMERATES - 1.1%
       120       SPX Corporation+                               16,428

INFORMATION TECHNOLOGY SERVICES - 2.4%
     2,200       KPMG Consulting, Inc.+                         36,575

INVESTMENT MANAGERS - 5.6%
       900       Federated Investors, Inc., Class B             28,692
     1,700       Waddell & Reed Financial, Inc., Class A        54,740
                                                          ------------
                                                                83,432

OIL & GAS PRODUCTION - 5.0%
       550       EOG Resources, Inc.                            21,510
     2,800       Ocean Energy, Inc.                             53,760
                                                          ------------
                                                                75,270

PACKAGE SOFTWARE - 6.3%
     1,150       Macrovision Corporation+                       40,503
     1,500       Peregrine Systems, Inc.+                       22,238
       700       Veritas Software Corporation+                  31,384
                                                          ------------
                                                                94,125

PROPERTY/CASUALTY INSURANCE - 1.8%
       300       XL Capital Ltd., Class A                       27,408

RECREATIONAL PRODUCTS - 2.4%
       600       Electronic Arts, Inc.+                         35,973

RESTAURANTS - 4.4%
     2,200       Brinker International, Inc.+                   65,472

SEMICONDUCTORS - 1.3%
       600       Intersil Corporation, Class A+                 19,422

SPECIALTY INSURANCE - 2.9%
     1,000       Radian Group, Inc.                             42,950

SPECIALTY STORES - 3.0%
     1,300       Bed Bath & Beyond, Inc.+                       44,064

TELECOMMUNICATIONS EQUIPMENT - 3.3%
       600       Polycom, Inc.+                                 20,439
       900       RF Micro Devices, Inc.+                        17,298
       500       Scientific-Atlanta, Inc.                       11,970
                                                          ------------
                                                                49,707

WIRELESS TELECOMMUNICATIONS - 1.0%
       500       Triton PCS Holdings, Inc., Class A+            14,675

TOTAL COMMON STOCKS
(Cost $1,181,269)                                            1,292,662
                                                          ------------

MONEY MARKET FUND - 1.7%
    25,451       J.P. Morgan Vista Federal Money Market
                 Fund (Cost $25,451)                            25,451

TOTAL SECURITIES
(Cost $1,206,720)                                            1,318,113
                                                          ------------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 11.3%
  $169,000       J.P. Morgan Securities, Inc.^
                 1.86% dated 12/31/01, due 01/02/02
                 (Cost $169,000)                               169,000
                                                          ------------

TOTAL INVESTMENTS - 99.6%
(Cost $1,375,720*)                                           1,487,113

OTHER ASSETS AND LIABILITIES - 0.4%
(Net)                                                            6,465
                                                          ------------

NET ASSETS - 100.0%                                       $  1,493,578
                                                          ============

Please refer to page 28 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL 5 STATEMENTS.

MONTGOMERY U.S. FOCUS FUND

ANDREW PRATT, CFA                        Portfolio Manager

Average annual total returns for the period ended 12/31/01

                     U.S. FOCUS FUND++

Since inception (12/31/99)                         (14.95)%
One year                                           (25.32)%

                      S&P 500 INDEX

Since 12/31/99                                     (10.50)%
One year                                           (11.88)%

[CHART OF GROWTH OF A $10,000 INVESTMENT]

Montgomery U.S. Focus Fund

Jul      $7,868
Aug      $7,177
Sept     $6,549
Oct      $6,758
Nov      $7,312
Dec      $7,250

S&P 500 Index(1)

Jul      $8,398
Aug      $7,873
Sept     $7,298
Oct      $7,376
Nov      $7,941
Dec      $8,011

Lipper Growth Funds Average(2)

Jul      $7,833
Aug      $7,197
Sept     $6,468
Oct      $6,728
Nov      $7,351
Dec      $7,373

(1) The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets. (2) The Lipper Growth Funds Average universe consists of 1,753 funds.

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower.

                        TOP TEN HOLDINGS
              (as a percentage of total net assets)

Tyco International Ltd.                                5.5%
Exxon Mobil Corporation                                5.2%
Medtronics, Inc.                                       5.1%
Microsoft Corporation                                  4.8%
Pfizer, Inc.                                           4.8%
PepsiCo, Inc.                                          4.5%
AOL Time Warner, Inc.                                  4.5%
Citigroup, Inc.                                        4.0%
General Electric Company                               4.0%
Cisco Systems, Inc.                                    3.6%

                        TOP FIVE INDUSTRIES
              (as a percentage of total net assets)

Industrial Conglomerates                               9.5%
Discount Stores                                        6.3%
Major Telecommunications                               5.5%
Media Conglomerates                                    5.5%
Integrated Oil                                         5.2%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. Because the Montgomery U.S. Focus Fund concentrates its assets in relatively few holdings (generally 20 to 40), shareholders may be exposed to greater risks than with more diversified funds.

Q: HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK, AND WHY?++
A: During the period the Fund trailed the S&P 500 Index, returning-10.81%, versus -5.56%. The Fund underperformed primarily due to its exposure to companies in the information technology, consumer staples and industrial areas. This negative effect was partially offset by positive performance in the financials and telecommunications services sectors.

Q: WHICH SPECIFIC HOLDINGS UNDERPERFORMED DURING THE PERIOD?
A: The more economically sensitive stocks in technology and industrials hurt performance. These included General Electric, semiconductor manufacturer Applied Materials, and communications equipment providers Comverse Technologies and QUALCOMM. We've moved out of all but General Electric and Applied Materials, feeling they still have good long-term prospects. Capstone Turbine also struggled, as investors felt that the resolution of California's major power problems softened demand for the independent on-site power generation equipment the company provides. We sold our position in that stock as well.

Q: WHICH SECTORS OR HOLDINGS DID WELL?
A: On the sector level, the Fund's investments in telecommunications services, finance and energy provided the best performance relative to the index. Insurance provider St. Paul recovered in the fourth quarter with most of the rest of its industry.Insurance carriers were hard hit after 9/11/01 due to concerns about potential liability, but many firms rebounded nicely as investors realized that the insurance companies were entering a very positive pricing cycle. Discount retailers in general also performed well, as consumers sought deals within a shaky economy. To that end Wal-Mart proved to be one of the top contributors to the Fund's performance. Conglomerate Tyco International also boosted performance.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?
A: We are generally positive about 2002, feeling that Federal Reserve Board rate cuts should lead to a recovery in economic growth. Exactly when we might see signs of the emergence from recession, however--and how strong that recovery might be--remains unclear. Zero-percent financing for automobiles and other deals in the fourth quarter most likely helped satiate some consumer demand, which tends to help advance a recovery. We believe that the pace of the recovery should be gradual. Furthermore, excess manufacturing capacity and other factors should dampen inflationary pressures. As a result, equities should be buoyed by any economic improvement, because corporate profits should increase without inciting inflation.

We have positioned the Fund to benefit from any rebound in economic growth, by maintaining a focus on such economically sensitive areas as consumer cyclicals and technology. Concurrently, the Fund has much less invested in defensive areas, such as consumer staples and health care. We believe that corporate spending on technology inventories will recover in 2002 as firms look to restore activity to projects that were postponed in 2001. In addition, an aging computing infrastructure should entice managements to increase spending on hardware and software upgrades. Our stock selection approach remains the same: to search for companies offering a visible three-year growth plan, selling at reasonable valuations to their peer group, and offering potential for business momentum as a catalyst for growth and share-price appreciation.

++ THE PERFORMANCE INDICATED IS FOR THE FUND'S CLASS R SHARES, WHICH HAS BEEN IN EXISTENCE FOR THE LIFE OF THE FUND, AND IS A BETTER REFLECTION OF THE LONG-TERM PERFORMANCE OF THE FUND.
CLASSES A, B, AND C COMMENCED OPERATIONS ON OCTOBER 31, 2001, AND HAVE DIFFERENT SALES CHARGES AND EXPENSE LEVELS WHICH MAY AFFECT PERFORMANCE.

Portfolio Investments: December 31, 2001 (Unaudited)

SHARES                                                   VALUE (NOTE 1)

COMMON STOCKS - 96.1%

BEVERAGES: NON-ALCOHOLIC - 4.5%
     1,400       PepsiCo, Inc.                          $       68,166

BIOTECHNOLOGY - 1.9%
       500       Amgen, Inc.+                                   28,218

COMPUTER COMMUNICATIONS - 3.6%
     3,000       Cisco Systems, Inc.+                           54,345

COMPUTER PROCESSING HARDWARE - 4.6%
     2,300       Compaq Computer Corporation                    22,448
       900       Dell Computer Corporation+                     24,462
     1,800       Sun Microsystems, Inc.+                        22,149
                                                          ------------
                                                                69,059

DATA PROCESSING SERVICES - 1.1%
       400       CSG Systems International, Inc.+               16,182

DISCOUNT STORES - 6.3%
     1,100       Costco Wholesale Corporation+                  48,829
       800       Wal-Mart Stores, Inc.                          46,040
                                                          ------------
                                                                94,869

ELECTRONIC EQUIPMENT/INSTRUMENTS - 2.1%
     1,100       Agilent Technologies, Inc.+                    31,361

ELECTRONIC PRODUCTION EQUIPMENT - 1.9%
       700       Applied Materials, Inc.+                       28,074

ELECTRONICS/APPLIANCE STORES - 1.0%
       200       Best Buy Company, Inc.+                        14,896

FINANCE/RENTAL/LEASING - 4.0%
       500       Countrywide Credit Industries, Inc.            20,485
       600       Freddie Mac                                    39,240
                                                          ------------
                                                                59,725

FINANCIAL CONGLOMERATES - 4.0%
     1,200       Citigroup, Inc.                                60,576

HOME IMPROVEMENT CHAINS - 1.7%
       500       Home Depot, Inc. (The)                         25,505

HOUSEHOLD/PERSONAL CARE - 4.0%
       800       Avon Products, Inc.                            37,200
       700       Estee Lauder Companies, Inc. (The),
                   Class A                                      22,442
                                                          ------------
                                                                59,642

INDUSTRIAL CONGLOMERATES - 9.5%
     1,500       General Electric Company                       60,120
     1,400       Tyco International Ltd.                        82,460
                                                          ------------
                                                               142,580

INTEGRATED OIL - 5.2%
     2,000       Exxon Mobil Corporation                        78,600

INVESTMENT BANKS/BROKERS - 1.3%
       300       Lehman Brothers Holdings, Inc.                 20,040

MAJOR TELECOMMUNICATIONS - 5.5%
     1,000       SBC Communications, Inc.                       39,170
     3,100       WorldCom, Inc.--WorldCom Group+                43,663
                                                          ------------
                                                                82,833

MANAGED HEALTH CARE - 1.2%
       700       First Health Group Corporation+                17,357

MEDIA CONGLOMERATES - 5.5%
     2,100       AOL Time Warner, Inc.+                         67,410
       700       Walt Disney Company (The)                      14,504
                                                          ------------
                                                                81,914

MEDICAL SPECIALTIES - 5.1%
     1,500       Medtronics, Inc.                               76,815

OIL & GAS PIPELINES - 2.5%
     1,500       Williams Companies, Inc. (The)                 38,280

OTHER CONSUMER SERVICES - 1.8%
       400       eBay, Inc.+                                    26,758

PACKAGE SOFTWARE - 4.8%
     1,100       Microsoft Corporation+                         72,880

PHARMACEUTICALS: MAJOR - 4.8%
     1,800       Pfizer, Inc.                                   71,730

PROPERTY/CASUALTY INSURANCE - 0.9%
       300       St. Paul Companies, Inc. (The)                 13,191

SAVINGS BANKS - 1.2%
       300       Golden West Financial Corporation              17,655

SEMICONDUCTORS - 5.0%
     1,500       Intel Corporation                              47,167
     1,000       Texas Instruments, Inc.                        28,000
                                                          ------------
                                                                75,167

WIRELESS TELECOMMUNICATIONS - 1.1%
       700       Sprint Corporation (PCS Group)+                17,087

TOTAL COMMON STOCKS
(Cost $1,342,533)                                            1,443,505
                                                          ------------

MONEY MARKET FUND - 0.0%@
       360       J.P. Morgan Vista Federal Money Market
                 Fund (Cost $360)                                  360
                                                          ------------

TOTAL SECURITIES
(Cost $1,342,893)                                            1,443,865
                                                          ------------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 4.5%
   $67,000       J.P. Morgan Securities, Inc.^
                 1.86% dated 12/31/01, due 01/02/02
                 (Cost $67,000)                                 67,000

TOTAL INVESTMENTS - 100.6%
(Cost $1,409,893*)                                           1,510,865

OTHER ASSETS AND LIABILITIES - (0.6)%
(Net)                                                          (8,833)
                                                          ------------

NET ASSETS - 100.0%                                       $  1,502,032
                                                          ============

Please refer to page 28 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY NEW POWER FUND

GLEN HILTON, CFA                         Portfolio Manager
Average annual total returns for the period ended 12/31/01

                      NEW POWER FUND

Since inception (10/31/01)                            2.68%

                     MSCI WORLD INDEX

Since 10/31/01                                        6.61%

[CHART OF GROWTH OF A $10,000 INVESTMENT]

Montgomery New Power Fund

Oct                $9,425
Nov                $9,406
Dec                $9,734


MSCI World Index

Oct               $10,000
Nov               $10,593
Dec               $10,661

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance shown is for Class A shares. Performance figures reflect a partial waiver of fees without which the total return would have been lower.

                        TOP TEN HOLDINGS
              (as a percentage of total net assets)

Dynegy, Inc., Class A                                  4.4%
AstroPower, Inc.                                       3.5%
General Electric Company                               3.5%
Duke Energy Corporation                                3.4%
Caterpillar, Inc.                                      3.0%
Intel Corporation                                      2.7%
TXU Corporation                                        2.7%
Johnson Matthey PLC.                                   2.7%
Caminus Corporation                                    2.7%
FuelCell Energy, Inc.                                  2.6%

                        TOP FIVE COUNTRIES
              (as a percentage of total net assets)

United States                                          75.5%
United Kingdom                                         10.5%
Denmark                                                 3.1%
Canada                                                  1.7%
France                                                  1.6%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic, and political instability, and fluctuations in currency exchange rates.

Q: HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK, AND WHY?
A: Since the inception of the Fund's multi-class shares on October 31, 2001, the Fund lagged the Morgan Stanley Capital International (MSCI) World Index, returning 2.68%,versus 6.61%. While the overall U.S. stock market staged a comeback during the fourth quarter, the story was different for the energy and power stocks that populate the Fund. The collapse of energy merchant Enron had a ripple effect, as the firm's accounting irregularities were exposed amid heightened scrutiny by the investment community. Investors worried that power generators and other firms might have similar accounting issues or exposure to Enron. General Electric, Calpine and others in the power industry reeled from the blow. Slow-growth utilities, however, were more immune to these problems. Moribund economic growth curtailed both business and consumer spending, stalling the progress of alternative energy firms.

Q: WHICH SPECIFIC SECTORS OR HOLDINGS WITHIN THE PORTFOLIO UNDERPERFORMED?
A: The main challenge we faced during the period was trying to insulate the Fund from the negative effects of the Enron fiasco without straying from our mandate to invest in the segments of the market that were most hurt by Enron's downfall. We could have invested in non-diversified oil companies and slow-growth utilities, but we felt that those options would not be rewarding over the long term.

We had held Enron stock due to its fundamental attractiveness and the company's position as one of the most powerful players in the arena. After 9/11/01 the business seemed attractive because of its focus on risk management. When it became apparent that Enron's difficulties were too significant for the company to overcome, however, we exited the stock and incurred a loss in mid-October. At the same time, we looked to take advantage of Enron's downfall to add to more fundamentally sound energy merchant positions. During the period we added to our holdings in such companies as Dynegy and El Paso when they became attractively valued. Dynegy in particular offered potential amid indications that the firm was taking better control of its capital structure. We believe that the Enron collapse was an extraordinary event and that our patience will be rewarded by maintaining our long-term holdings in the energy merchants. Nevertheless, the events of the quarter overwhelmed their short-term performance.

Q: WHAT WERE THE POSITIVE STORIES?
A: Investments that helped Fund performance during the quarter were in the semiconductor industry. Intel, for example, benefited from rekindled investor appetite for technology names and the introduction of the company's new P4 microchip. Ballard Power Systems, a fuel cell manufacturer, also performed well due to positive news from the automobile industry. Automakers indicated that they had made progress in their research and development, demonstrating serious intent to explore alternative fuel cell technologies. Itron, which makes metering equipment that allows utilities to collect and analyze data automatically, rose on the strength of significant business momentum, as did Astro Power, the leader in solar cell technology.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?
A: This was a difficult year for energy investing, starting with the California energy crisis and ending with the implosion of Enron. In addition, energy prices were on the decline. We believe that the environment should improve in mid-2002 as the economy recovers. If the economy does rebound, interest in alternative energy technologies should revive and commodity prices should be on the rise.

Overall, there are two areas that we believe will offer particular opportunity. First, in spite of the fallout from Enron, the energy merchants remain fundamentally sound with significant upside given their recent difficulties. We also are optimistic that well-funded companies offering new power technologies should be poised to do well. These stocks fell sharply to extremely attractive levels once the California power crisis subsided and focus returned to more-conventional energy sources. Positive news in the months ahead should act as a powerful share price catalyst. Several alternative energy technology companies offer very attractive products with significant potential. Overall, if we continue to see signs of a recovery, the market should reward the new power stocks in the Fund.

Portfolio Investments: December 31, 2001 (Unaudited)

SHARES                                                  VALUE (NOTE 1)
COMMON STOCKS - 94.0%

CANADA - 1.7%
    200  Ballard Power Systems, Inc.+ (Electrical
         Products)                                         $    5,910

DENMARK - 3.1%
    200  NEG Micon A/S (Electrical Products)                    5,264
    200  Vestas Wind Systems A/S (Electrical
         Products)                                              5,456
                                                           ----------
                                                               10,720

FRANCE - 1.6%
     40  Total Fina Elf S.A. (Oil
         Refining/Marketing)                                    5,707

SPAIN - 1.6%
    400  Grupo Auxiliar Metalurgico S.A.+
         (Aerospace/Defense)                                    5,479

UNITED KINGDOM - 10.5%
    800  BP PLC (Integrated Oil)                                6,176
  2,800  Centrica PLC (Gas Distributors)                        8,907
  4,800  Chloride Group PLC (Electrical Products)               4,950
  2,340  International Power PLC+ (Electric
         Utilities)                                             6,806
    700  Johnson Matthey PLC (Precious Metals)                  9,364
                                                           ----------
                                                               36,203

UNITED STATES - 75.5%
    800  Active Power, Inc.+ (Electrical Products)              5,444
    100  Anadarko Petroleum Corporation (Oil & Gas
         Production)                                            5,685
    300  AstroPower, Inc.+ (Electrical Products)               12,126
    100  Baker Hughes, Inc. (Oilfield
         Services/Equipment)                                    3,647
    200  BJ Services Company+ (Oilfield
         Services/Equipment)                                    6,490
    300  Calpine Corporation+ (Alternative Power
         Generation)                                            5,037
    400  Caminus Corporation+
         (Information Technology Services)                      9,206
    400  Capstone Turbine Corporation+ Section(Electrical
         Products)                                              2,162
    800  Catalytica Energy Systems, Inc.+ (Electrical
         Products)                                              3,664
    200  Caterpillar, Inc. (Trucks/Construction/Farm
         Machine)                                              10,450
     96  Dominion Resources, Inc. (Electric
         Utilities)                                             5,770
    200  DTE Energy Company (Electric Utilities)                8,388
    300  Duke Energy Corporation (Electric
         Utilities)                                            11,778
    600  Dynegy, Inc., Class A (Electric Utilities)            15,300
    100  El Paso Corporation (Oil & Gas Pipelines)              4,461
    100  Entergy Corporation (Electric Utilities)               3,911
    200  EOG Resources, Inc. (Oil & Gas Production)             7,822
    100  Exelon Corporation (Electric Utilities)                4,788
    100  FPL Group, Inc. (Electric Utilities)                   5,640
    500  FuelCell Energy, Inc.+ (Aerospace/Defense)             9,085
    300  General Electric Company (Industrial
         Conglomerates)                                        12,024
    300  Global Power Equipment Group, Inc.+
         (Industrial Machinery)                                 4,515
    100  Idacorp, Inc. (Electric Utilities)                     4,060
    300  Intel Corporation (Semiconductors)                     9,433
    304  Intermagnetics General Corporation+
         (Industrial Specialties)                               7,892
    100  International Rectifier Corporation+
         (Semiconductors)                                       3,488
    200  Itron, Inc.+ (Electronic
         Equipment/Instruments)                                 6,066
    100  Microchip Technology, Inc.+
         (Semiconductors)                                       3,875
    200  Mirant Corporation+ (Electric Utilities)               3,204
    100  Nabors Industries, Inc.+ (Contract
         Drilling)                                              3,433
    100  Newfield Exploration Company+ (Oil & Gas
         Production)                                            3,551
    200  Noble Affiliates, Inc. (Oil & Gas
         Production)                                            7,058
    500  Plug Power, Inc.+ (Alternative Power
         Generation)                                            4,337
    200  Power Integrations, Inc.+ (Semiconductors)             4,571
    200  Shaw Group, Inc. (The)+ (Engineering &
         Construction)                                          4,700
    200  TXU Corporation (Electric Utilities)                   9,430
    100  Tyco International Ltd. (Industrial
         Conglomerates)                                         5,890
    100  United Technologies Corporation
         (Aerospace/Defense)                                    6,463
    200  UtiliCorp United, Inc. (Electric
         Utilities)                                             5,034
    100  Weatherford International, Inc.+
         (Oilfield Services/Equipment)                          3,726
    300  Williams Companies, Inc. (The)
         (Oil & Gas Pipelines)                                  7,656
                                                           ----------
                                                              261,260

TOTAL COMMON STOCKS
(Cost $365,188)                                               325,279
                                                           ----------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 2.6%
 $9,000  J.P. Morgan Securities, Inc.^
         1.86% dated 12/31/01, due 01/2/02
         (Cost $9,000)                                          9,000
                                                           ----------
TOTAL INVESTMENTS - 96.6%
(Cost $374,188*)                                              334,279

OTHER ASSETS AND LIABILITIES - 3.4%
(Net)                                                          11,876
                                                           ----------
NET ASSETS - 100.0%                                        $  346,155
                                                           ==========

Please refer to page 28 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY INTERNATIONAL FOCUS FUND

OSCAR CASTRO, CFA                 Senior Portfolio Manager

Average annual total returns for the period ended 12/31/01

                INTERNATIONAL FOCUS FUND++

Since inception (12/31/99)                           (24.50)%
One year                                             (31.41)%

                     MSCI EAFE INDEX

Since 12/31/99                                       (17.66)%
One year                                             (21.21)%

[CHART OF GROWTH OF A $10,000 INVESTMENT]

Montgomery International Focus Fund

Jul      $6,630
Aug      $6,620
Sept     $5,310
Oct      $5,391
Nov      $5,621
Dec      $5,701

MSCI EAFE Index(1)

Jul      $7,232
Aug      $7,050
Sept     $6,337
Oct      $6,499
Nov      $6,739
Dec      $6,780

Lipper International Funds Average(2)

Jul      $6,997
Aug      $6,804
Sept     $6,067
Oct      $6,234
Nov      $6,479
Dec      $6,575

(1) The Morgan Stanley Capital International EAFE Index is composed of approximately 20 developed market countries in Europe, Australasia and the Far East. (2) The Lipper International Funds Average universe consists of 1,714 funds.

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower.

                        TOP TEN HOLDINGS
              (as a percentage of total net assets)

Porsche AG                                             4.3%
Novo Nordisk A/S, Class B                              3.9%
Korea Telecom Corporation, Sponsored ADR               3.6%
Amadeus Global Travel Distribution S.A.,               3.4%
Class A
Biovail Corporation                                    3.3%
Muenchener Rueckversicherungs-Gesellschaft AG          3.2%
SAP AG                                                 3.1%
Compass Group PLC                                      3.0%
ASML Holding N.V                                       3.0%
Diageo PLC                                             3.0%

                        TOP FIVE COUNTRIES
              (as a percentage of total net assets)

United Kingdom                                        19.2%
Germany                                               13.4%
France                                                11.3%
Denmark                                                6.6%
Spain                                                  5.1%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Because the Montgomery International Focus Fund concentrates its assets in relatively few holdings (generally 20 to 40), shareholders may be exposed to greater risks than with more diversified funds.

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31,
2001?++

A: Although 2001 was a difficult year for stocks, it ended with a strong fourth quarter. Nevertheless, the Fund returned -15.93% during the period, underper-forming its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, which returned -7.95%.

Q: WHICH SPECIFIC SECTORS OR HOLDINGS HAD AN IMPACT ON PERFORMANCE? A:

A: Underperformance was driven by our holdings in the technology and capital goods sectors. Both stock selection and an overweight position relative to the benchmark led to weakness in technology. In the capital goods sector, stock selection was the primary culprit for poor performance, as was illustrated by the Fund's holdings of alternative energy producer Vestas Wind Systems. The wind turbine company was sold off as the market's focus shifted away from new sources of power. The rapid decline of oil prices in the face of sluggish demand and internal struggles of the Organization of Petroleum Exporting Countries (OPEC) to control output also further eroded sentiment in these types of stocks.

Our overweight position in the United Kingdom detracted from Fund performance. Matalan, a U.K. retailer, underperformed after delivering disappointing sales results. Fast Retailing, a Japanese consumer holding, also suffered after disap-pointing the market with slower growth. We have since sold both positions. Another retail holding, Spain's Industria de Diseno Textil, continued to deliver strong sales growth and was one of the Fund's best-performing stocks.

Financial services companies offered the Fund support during the second half of the year. Our emphasis on banks with less exposure to capital markets but a strong presence in the more-stable consumer-lending market led us to favor Barclays and Royal Bank of Scotland, both of which performed well.

Although telecommunications stocks experienced a volatile six months, Vodafone AirTouch provided some relief by bucking the downward trend. The company's strong management team and impressive collection of assets continue to buoy the stock, and we believe more gains are likely in 2002. In the automotive sector, Porsche turned in a strong performance after dipping in late September.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: Global growth projections have improved from those of just a few months ago. Fundamentals in the United Kingdom remain relatively strong, and both continen-tal Europe and Asia should benefit from an improving economic climate in the United States. Over time these developments should translate into gains for growth companies. Our outlook for the economy is for moderate growth world-wide. We believe that activity is beginning to reaccelerate and we think that the Fund is positioned to experience improved performance. In particular, we believe that our concentrated strategy should bode well when finding sectors that are poised for growth.

++ THE PERFORMANCE INDICATED IS FOR THE FUND'S CLASS R SHARES, WHICH HAS BEEN IN EXISTENCE FOR THE LIFE OF THE FUND, AND IS A BETTER REFLECTION OF THE LONG-TERM PERFORMANCE OF THE FUND. CLASSES A, B, AND C COMMENCED OPERATIONS ON OCTOBER 31, 2001, AND HAVE DIFFERENT SALES CHARGES AND EXPENSE LEVELS WHICH MAY AFFECT PERFORMANCE.

Portfolio Investments: December 31, 2001 (Unaudited)

SHARES                                                 VALUE (NOTE 1)
COMMON STOCKS - 77.9%
CANADA - 3.3%
    100  Biovail Corporation+
         (Pharmaceuticals: Other)                          $    5,625
DENMARK - 6.6%
    160  Novo Nordisk A/S, Class B (Pharmaceuticals:
         Major)                                                 6,538
    165  Vestas Wind Systems A/S
         (Electrical Products)                                  4,501
                                                           ----------
                                                               11,039

FINLAND - 3.7%
    100  Nokia Oyj
         (Telecommunications Equipment)                         2,576
    140  TietoEnator Oyj
         (Data Processing Services)                             3,704
                                                           ----------
                                                                6,280

FRANCE - 11.3%
     70  Aventis S.A. (Pharmaceuticals: Major)                  4,965
     50  BNP Paribas S.A. (Major Banks)                         4,469
     33  Total Fina Elf S.A.
         (Oil Refining/Marketing)                               4,708
     90  Vivendi Universal S.A.
         (Media Conglomerates)                                  4,923
                                                           ----------
                                                               19,065
GERMANY - 9.1%
    220  Infineon Technologies AG (Semiconductors)              4,598
     20  Muenchener Rueckversicherungs-Gesellschaft AG

         (Multi-Line Insurance)                                 5,426
     40  SAP AG (Package Software)                              5,237
                                                           ----------
                                                               15,261

ITALY - 2.2%
    320  Riunione Adriatica di Sicurta SpA
         (Multi-Line Insurance)                                 3,757

JAPAN - 3.7%
    100  Sony Corporation (Electronics/Appliances)              4,572
    500  Toshiba Corporation
         (Electronic Equipment/Instruments)                     1,718
                                                           ----------
                                                                6,290

KOREA - 3.6%
    300  Korea Telecom Corporation, Sponsored ADR
         (Major Telecommunications)                             6,099

NETHERLANDS - 3.0%
    300  ASML Holding N.V.+
         (Electronic Production Equipment)                      5,137

SPAIN - 5.1%
  1,000  Amadeus Global Travel Distribution S.A., Class A
         (Miscellaneous Commercial Service)                     5,764
    150  Industria de Diseno Textil S.A.+
         (Apparel/Footwear Retail)                              2,856
                                                           ----------
                                                                8,620

SWEDEN - 2.3%
    200  Securitas AB, Class B
         (Miscellaneous Commercial Service)                     3,803

SWITZERLAND - 4.8%
     69  Adecco S.A. (Personnel Services)                       3,750
    100  Credit Suisse Group (Major Banks)                      4,264
                                                           ----------
                                                                8,014

UNITED KINGDOM - 19.2%
    100  Amdocs Ltd.+
         (Data Processing Services)                        $    3,397
    150  Barclays PLC (Major Banks)                             4,950
    600  BP PLC (Integrated Oil)                                4,632
    700  Compass Group PLC (Food Distributors)                  5,140
    440  Diageo PLC (Beverages: Alcoholic)                      5,007
    180  Royal Bank of Scotland Group PLC (Major Banks)         4,358
  1,900  Vodafone AirTouch PLC
         (Wireless Telecommunications)                          4,947
                                                           ----------
                                                               32,431

TOTAL COMMON STOCKS
(Cost $131,594)                                              131,421
                                                           ----------

PREFERRED STOCKS - 4.3%

GERMANY - 4.3%
     19  Porsche AG (Motor Vehicles)
         (Cost $6,635)                                          7,249
                                                           ----------

MONEY MARKET FUND - 0.3%
    500  J.P. Morgan Vista Federal Money Market Fund
         (Cost $500)                                              500
                                                           ----------

TOTAL SECURITIES
(Cost $138,729)                                               139,170
                                                           ----------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 5.9%
$10,000  J.P. Morgan Securities, Inc.^
         1.86% dated 12/31/01, due 01/02/02
         (Cost $10,000)                                        10,000
                                                           ----------

TOTAL INVESTMENTS - 88.4%
(Cost $148,729*)                                              149,170

OTHER ASSETS AND LIABILITIES - 11.6%
(Net)                                                          19,487
                                                           ----------

NET ASSETS - 100.0%                                        $  168,657
                                                           ==========

Please refer to page 28 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY GLOBAL FOCUS FUND

OSCAR CASTRO, CFA                 Senior Portfolio Manager

Average annual total returns for the period ended 12/31/01

                  GLOBAL FOCUS FUND++

Since inception (10/2/95)                              4.79%
One year                                             (37.46)%
Five years                                            (0.80)%

                  MSCI WORLD INDEX

Since 9/30/95                                          7.59%
One year                                             (16.52)%
Five years                                             5.74%

[CHART OF GROWTH OF A $10,000 INVESTMENT]

Montgomery Global Focus Fund

Jul      $15,419
Aug      $13,906
Sept     $12,320
Oct      $12,589
Nov      $13,293
Dec      $13,398

MSCI World Index(1)

Jul      $16,744
Aug      $15,944
Sept     $14,541
Oct      $14,821
Nov      $15,700
Dec      $15,801

Lipper Global Funds Average(2)

Jul      $15,971
Aug      $15,228
Sept     $15,737
Oct      $14,139
Nov      $15,002
Dec      $15,229

(1) The Morgan Stanley Capital International World Index measures the performance of selected stocks in 22 developed countries. The index is presented net of dividend withholding taxes. (2) The Lipper Global Funds Average universe consists of 85 funds.

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower.

                        TOP TEN HOLDINGS
              (as a percentage of total net assets)

Citigroup, Inc.                                        4.4%
AOL Time Warner, Inc.                                  4.1%
Porsche AG                                             4.0%
Cisco Systems, Inc.                                    3.8%
Intel Corporation                                      3.8%
Novo Nordisk A/S, Class B                              3.8%
Dell Computer Corporation                              3.7%
Sprint Corporation (PCS Group)                         3.6%
Riunione Adriatica di Sicurta SpA                      3.6%
SAP AG                                                 3.6%

                        TOP FIVE COUNTRIES
              (as a percentage of total net assets)

United States                                          42.9%
Germany                                                10.7%
United Kingdom                                          9.2%
France                                                  8.6%
Japan                                                   7.4%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations. Please be aware that foreign investing involves certain risks, including current fluctuations and political and economic instability.

Because the Montgomery Global Focus Fund concentrates its assets in relatively few holdings (generally 20 to 40), shareholders may be exposed to greater risks than with more-diversified funds.

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001, AND WHY?++

A: Although 2001 was a difficult year for stocks, it ended with a strong fourth quarter, and many holdings posted solid performance. Nevertheless, the Fund significantly underperformed the Morgan Stanley Capital International (MSCI) World Index during the period, returning -18.86%, versus -6.88%.

Q: WHICH SECTORS OR HOLDINGS HAD AN IMPACT ON PERFORMANCE?

A: The Fund's capital goods holdings led to underperformance. Companies that focus on alternative forms of energy declined sharply, as investors lost interest in sectors with strong long-term growth prospects but limited near-term profitability. Consequently, our holdings in such companies as Capstone Turbine and Vestas Wind Systems disappointed; we sold out of Capstone as a result.

Health care stocks also performed poorly, after suffering through a sector rotation out of more-defensive stocks and into holdings with stronger growth characteristics. Lingering questions concerning pricing at pharmaceutical companies and state sponsored health care compounded this shift. On a company-specific level, Shire Pharmaceutical declined as investors fretted over risks of increased generic competition for the company's attention deficit and hyperactivity disorder drug and the lack of new drugs to replace lost revenue; we have since sold the stock. In the media sector, AOL Time Warner moved steadily downward in response to expectations that the company would be reducing guidance for profit growth projection.

On the positive side, our presence in U.K. banking stocks was especially strong. A focus on companies with solid lending businesses and less capital markets exposure proved a winning strategy during much of the period. Barclays is one company that provided strong returns; domestic consumer stocks also did well. With a more conservative consumer environment heading into the holiday shopping season, our holdings of such names as Home Depot provided support in what was otherwise a difficult environment.

Although tech stocks performed well during the fourth quarter, gains were largely offset by declines from the third quarter. Nevertheless, Microsoft, Intel and Dell Computer rebounded sharply toward year end and remain core portfolio holdings.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: Global growth projections have improved over those of just a few months ago. Recent reports on the U.S. economy show improvement in many areas. Low interest rates and energy prices, for example, have been beneficial to the consumer.
The United Kingdom remains relatively strong and has thus far avoided recession. These developments should provide a positive backdrop for equities in 2002.

Our outlook for the economy is for moderate growth worldwide.The fourth-quarter rally was as powerful as it was broad. This leads us to believe that the next significant advance in stocks will not occur until more-concrete evidence is presented that a sustained economic recovery is under way. Although we are confident that these signals will indeed emerge in 2002, their precise timing and strength are uncertain. Our concentrated strategy should also prove beneficial, as it allows us to focus on those countries, sectors and holdings about which we are most excited.

++ THE PERFORMANCE INDICATED IS FOR THE FUND'S CLASS R SHARES, WHICH HAS BEEN IN EXISTENCE FOR THE LIFE OF THE FUND, AND IS A BETTER REFLECTION OF THE LONG-TERM PERFORMANCE OF THE FUND. CLASSES A, B, AND C COMMENCED OPERATIONS ON OCTOBER 31, 2001, AND HAVE DIFFERENT SALES CHARGES AND EXPENSE LEVELS WHICH MAY AFFECT PERFORMANCE.

Portfolio Investments: December 31, 2001 (Unaudited)

SHARES                                                  VALUE (NOTE 1)
COMMON STOCKS - 94.6%

CANADA - 2.1%
 13,300  Biovail Corporation+
         (Pharmaceuticals: Other)                          $  748,125

DENMARK - 6.0%
 33,800  Novo Nordisk A/S, Class B
         (Pharmaceuticals: Major)                           1,381,036
 29,275  Vestas Wind Systems A/S
         (Electrical Products)                                798,600
                                                           ----------
                                                            2,179,636

FRANCE - 8.6%
 16,600  Aventis S.A. (Pharmaceuticals: Major)              1,177,432
 12,740  BNP Paribas S.A. (Major Banks)                     1,138,761
  5,800  Total Fina Elf S.A.
         (Oil Refining/Marketing)                             827,427
                                                           ----------
                                                            3,143,620

GERMANY - 6.7%
  4,200  Muenchener Rueckversicherungs-Gesellschaft AG
         (Multi-Line Insurance)                             1,139,321
  9,930  SAP AG (Package Software)                          1,300,121
                                                           ----------
                                                            2,439,442

ITALY - 3.6%
111,600  Riunione Adriatica di Sicurta SpA
         (Multi-Line Insurance)                             1,310,391

JAPAN - 7.4%
  4,600  Nintendo Company Ltd.
         (Recreational Products)                              805,847
  5,600  Rohm Company Ltd. (Semiconductors)                   727,117
 26,000  Takeda Chemical Industries Ltd.
         (Pharmaceuticals: Major)                           1,176,902
                                                           ----------
                                                            2,709,866

KOREA - 3.2%
 58,200  Korea Telecom Corporation, Sponsored  ADR
         (Major Telecommunications)                         1,183,206

SPAIN - 4.9%
180,400  Amadeus Global Travel Distribution S.A., Class A
         (Miscellaneous Commercial Service)                 1,039,702
 39,000  Industria de Diseno Textil S.A.+
         (Apparel/Footwear Retail)                            742,640
                                                           ----------
                                                            1,782,342

UNITED KINGDOM - 9.2%
 37,000  Barclays PLC (Major Banks)                         1,221,030
121,500  BP PLC (Integrated Oil)                              937,984
106,200  Diageo PLC (Beverages: Alcoholic)                  1,208,592
                                                           ----------
                                                            3,367,606

UNITED STATES - 42.9%
 30,100  Agilent Technologies, Inc.+
         (Electronic Equipment/Instruments)                   858,151
 46,500  AOL Time Warner, Inc.+
         (Media Conglomerates)                              1,492,650
 77,000  Cisco Systems, Inc.+
         (Computer Communications)                          1,394,855
 31,800  Citigroup, Inc.
         (Financial Conglomerates)                          1,605,264
 50,000  Dell Computer Corporation+
         (Computer Processing Hardware)                     1,359,000
 26,800  General Electric Company
         (Industrial Conglomerates)                         1,074,144
 20,600  Home Depot, Inc. (The)
         (Home Improvement Chains)                         $1,050,806
 44,200  Intel Corporation (Semiconductors)                 1,389,869
 14,300  Lehman Brothers Holdings, Inc.
         (Investment Banks/Brokers)                           955,240
 18,800  Microsoft Corporation+
         (Package Software)                                 1,245,594
 54,400  Sprint Corporation (PCS Group)+
         (Wireless Telecommunications)                      1,327,904
 23,100  Univision Communications, Inc., Class A+
         (Broadcasting)                                       934,626
 37,700  Williams Companies, Inc. (The)
         (Oil & Gas Pipelines)                                962,104
                                                           ----------
                                                           15,650,207

TOTAL COMMON STOCKS
(Cost $34,426,597)                                         34,514,441
                                                           ----------

PREFERRED STOCKS - 4.0%

GERMANY - 4.0%
  3,770  Porsche AG (Motor Vehicles)
         (Cost $1,084,132)                                  1,438,453
                                                           ----------

MONEY MARKET FUND - 0.4%
152,438  J.P. Morgan Vista Federal Money
         Market Fund (Cost $152,438)                          152,438
                                                           ----------

TOTAL SECURITIES
(Cost $35,663,167)                                         36,105,332
                                                           ----------
PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 0.9%
$340,000 J.P. Morgan Securities, Inc.^
         1.86% dated 12/31/01, due 01/02/02
         (Cost $340,000)                                      340,000
                                                          -----------

TOTAL INVESTMENTS - 99.9%
(Cost $36,003,167*)                                        36,445,332

OTHER ASSETS AND LIABILITIES - 0.1%
(Net)                                                          30,758
                                                          -----------

NET ASSETS - 100.0%                                       $36,476,090
                                                          ===========

Please refer to page 28 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY GLOBAL LONG-SHORT FUND

CHETAN JOGLEKAR                          Portfolio Manager
Average annual total returns for the period ended 12/31/01

                 GLOBAL LONG-SHORT FUND++

Since inception (12/31/97)                            20.79%
One year                                             (21.98)%
Three years                                           11.54%

                 MSCI ALL-COUNTRY WORLD FREE INDEX/
             50% SB US T-BILL--50% MSCI AC WORLD FREE

Since 12/31/97                               2.86%  /  4.29%
One year                                   (15.91)% / (6.02)%
Three years                                 (2.82)% /  1.30%

[CHART OF GROWTH OF A$10,000 INVESTMENT]

Montgomery Global Long-Short Fund

Jul      $21,029
Aug      $19,917
Sept     $18,196
Oct      $18,786
Nov      $19,663
Dec      $20,119

MSCI All-Country World Free Index(1)

Jul      $11,800
Aug      $11,258
Sept     $10,230
Oct      $10,447
Nov      $11,090
Dec      $11,193

50% SB U.S. T-Bill-50% MSCI AC World Free(2)

Jul      $12,046
Aug      $11,787
Sept     $11,266
Oct      $11,400
Nov      $10,318
Dec      $11,829

Lipper Global Funds Average(3)

Jul      $11,883
Aug      $11,330
Sept     $10,221
Oct      $10,519
Nov      $11,162
Dec      $11,331

(1) The Morgan Stanley Capital International (MSCI) All-Country World Free Index is an unmanaged capitalization-weighted monthly total return index composed of securities available for purchase by foreigners, which are listed on the stock exchanges of more than 45 developed and emerging countries, including the United States. (2) The 50% U.S. T-Bill-50% MSCI AC World Free is a blended index of two published indices derived and maintained by Montgomery Asset Management, LLC. It is calculated by taking 50% of the one-month total return for the Salomon Smith Barney three-month U.S. Treasury Bill (US T-Bill) Index and adding 50% of the one-month total return for the Morgan Stanley Capital International (MSCI) All-Country World Free Index. The sum value of this calculation derives the return for the index, as shown above on the graph. The index is rebalanced monthly. The Salomon Smith Barney US T-Bill Index measures monthly return equivalents of yield averages that are not marked to market. The index consists of the average of the last three-month T-bill issues. Returns for this index are calculated on a monthly basis only. (3) The Lipper Global Funds Average uni-verse consists of 201 funds.

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower.

                        TOP TEN HOLDINGS
     (long positions as a percentage of total net assets)

Hutchison Whampoa Ltd.                                 2.5%
AOL Time Warner, Inc.                                  2.2%
Citigroup, Inc.                                        2.1%
SBC Communications, Inc.                               2.0%
Costco Wholesale Corporation.                          1.9%
Capita Group PLC                                       1.9%
America Movil S.A. de C.V., Series L                   1.3%
Freddie Mac                                            1.3%
eBay, Inc.                                             1.2%
Exxon Mobil Corporation                                1.2%

                        TOP FIVE COUNTRIES
     (long positions as a percentage of total net assets)

United States                                         44.0%
Japan                                                  7.5%
United Kingdom                                         3.9%
Korea                                                  3.1%
France                                                 2.7%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Q: HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK, AND WHY?++

A: The Fund lagged its new blended benchmark, which consists of 50% Morgan Stanley Capital International (MSCI) World Index and 50% Salomon Smith Barney three-month U.S. Treasury Bill (US T-Bill) Index. The sum value of this calculation derives the return for the index, which is rebalanced monthly. During the six month period, the Fund returned -8.93%, versus -2.42% for the index. The benchmark changed to better reflect the Fund's performance in correlation with the market and to provide downside protection. The Fund also underperformed the MSCI All-Country World Free Index, which returned -6.64%.

Q: WHAT FACTORS HAD AN IMPACT ON PERFORMANCE?

A: The Fund's long positions in technology and telecommunications encountered significant difficulties following the terrorist attacks on 9/11/01. The attacks caused a huge downturn in the economy, leading us to be even more defensive with the Fund than we had been previously. We reduced long positions in tech and telecom and increased long positions in health care and energy stocks. These plays worked well in the third quarter, but the situation reversed in the fourth, when investors gravitated out of more-defensive sectors. In addition, most short positions we held during the fourth quarter ultimately hurt performance, as stocks were generally on the rise at that time.

Heartened by news that a rebound may be on the horizon in 2002, we aggressively repurchased long positions in the tech sector, which paid off in strong fourth-quarter performance. The long equity positions in the Fund outperformed the index at that time. Domestically, companies such as Cisco Systems and Juniper Networks helped, as did a long position in retailer Costco, which offered good management and pricing power in uncertain times. Our stake in South Africa was also strong. Although its economy is struggling, gold and platinum companies, including Anglo-American, have performed well.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: We believe that global economic conditions will improve in the second half of 2002 and that the recovery will be led by the United States. We are excited about emerging markets countries such as South Korea and Taiwan, as we believe they will benefit from rekindled U.S. economic growth. Additionally, we think that India and Russia should perform well domestically and benefit from a global resurgence in growth going forward. We are underweight in Japan due to doubts about whether its government can properly address the country's ongoing crisis and undertake badly needed reforms. We continue to favor South Africa as a commodity play and we like Mexico because of its niche as a regional leader and its government's fiscal reforms. Overall the Fund is underweighted in Latin America and Central Europe, where we believe the economies in the European Economic Community will be stalled by a less accommodating interest rate environment than in the United States. At year end the Fund held 79.81% in long positions and -14.53% in short positions, for a net long position of 65.28%.

The Montgomery Global Long-Short Fund uses sophisticated investment approaches that may present substantially higher risks than most mutual funds. It may invest a larger percentage of its assets in transactions using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. As a result, the value of an investment in the Fund may be more volatile than investments in other mutual funds. This Fund may not be appropriate for conservative investors.

From 1998 through 2000, the Fund's investment in IPOs had a significant impact on its performance. These returns, which were achieved during favorable market conditions, involve the risk of volatility, and investors should not expect that this performance will be achieved consistently.

++ THE PERFORMANCE INDICATED IS FOR THE FUND'S CLASS R SHARES, WHICH HAS BEEN IN EXISTENCE FOR THE LIFE OF THE FUND, AND IS A BETTER REFLECTION OF THE LONG-TERM PERFORMANCE OF THE FUND. CLASSES A, B, AND C COMMENCED OPERATIONS ON OCTOBER 31, 2001, AND HAVE DIFFERENT SALES CHARGES AND EXPENSE LEVELS WHICH MAY AFFECT PERFORMANCE.

Portfolio Investments: December 31, 2001 (Unaudited)

SHARES                                                  VALUE (NOTE 1)
COMMON STOCKS - 78.7%

CANADA - 2.3%
 10,900  Biovail Corporation+
         (Pharmaceuticals: Other)                          $  613,125
  1,100  Genesis Microchip, Inc.+ (Semiconductors)             72,594
 12,100  Loblaw Companies Ltd. (Food Retail)                  395,152
 10,000  Open Text Corporation+
         (Package Software)                                   295,550
                                                           ----------
                                                            1,376,421

CHINA/HONG KONG - 2.5%
161,000  Hutchison Whampoa Ltd.
         (Industrial Conglomerates)                         1,553,685

FINLAND - 0.7%
 10,100  Nokia Oyj
         (Telecommunications Equipment)                       260,146
  6,900  Nokia Oyj, Sponsored ADR
         (Telecommunications Equipment)                       169,257
                                                           ----------
                                                              429,403

FRANCE - 2.7%
  6,700  Altran Technologies S.A.
         (Engineering & Construction)                         302,418
  6,200  France Telecom S.A., Sponsored ADR
         (Major Telecommunications)                           247,938
  9,800  Lagardere S.C.A. (Aerospace/Defense)                 409,658
 28,000  Orange S.A.+
         (Wireless Telecommunications)                        253,515
  5,900  Sanofi-Synthelabo S.A.
         (Pharmaceuticals: Major)                             439,737
                                                           ----------
                                                            1,653,266

GERMANY - 0.5%
  9,400  SAP AG, Sponsored ADR
         (Package Software)                                   300,142

INDIA - 0.7%
 48,400  State Bank of India (Regional Banks)                 399,300

IRELAND - 0.0%@
    500  Elan Corporation PLC, Sponsored ADR+
         (Pharmaceuticals: Other)                              22,530

ISRAEL - 2.0%
  5,300  Check Point Software Technologies Ltd.+
         (Internet Software Services)                         211,444
 12,600  Taro Pharmaceuticals Industries Ltd.+
         (Pharmaceuticals: Generic)                           502,866
  8,700  Teva Pharmaceutical Industries Ltd.,
         Sponsored ADR (Pharmaceuticals: Other)               536,529
                                                           ----------
                                                            1,250,839

JAPAN - 7.5%
  4,000  Hoya Corporation
         (Electronic Components)                              239,075
 24,000  Kao Corporation
         (Household/Personal Care)                            499,217
 51,000  Mitsubishi Estate Company Ltd.
         (Real Estate Development)                            373,337
 51,000  Mitsui Fudosan Company Ltd.
         (Real Estate Development)                            389,298
  4,200  Murata Manufacturing Company Ltd.
         (Electronic Components)                              251,990
  2,200  Nintendo Company Ltd.
         (Recreational Products)                              385,405
313,000  Nippon Steel Company (Steel)                         451,563
     22  NTT DoCoMo, Inc.
         (Wireless Telecommunications)                        258,616
 18,000  Omron Corporation
         (Electronic Components)                              240,449
  3,000  Orix Corporation (Finance/Rental/Leasing)            268,845
 40,000  Shiseido Company Ltd.
         (Household/Personal Care)                            369,757
  6,000  Takeda Chemical Industries Ltd.
         (Pharmaceuticals: Major)                             271,593
173,000  Toshiba Corporation
         (Electronic Equipment/Instruments)                   594,252
                                                           ----------
                                                            4,593,397

KOREA - 3.1%
 35,930  Korea Electric Power Corporation
         (Electric Utilities)                                 595,858
  8,800  Korea Telecom Corporation
         (Major Telecommunications)                           335,927
 19,000  Korea Telecom Corporation, Sponsored ADR
         (Major Telecommunications)                           386,270
 11,200  Pohang Iron & Steel Company Ltd.,
         Sponsored ADR (Steel)                                257,600
  1,540  Samsung Electronics Company Ltd.
         (Electronic Equipment/Instruments)                   328,361
                                                           ----------
                                                            1,904,016

MEXICO - 2.1%
 39,500  America Movil S.A. de C.V., Series L
         (Wireless Telecommunications)                        769,460
333,000  Corporacion GEO, S.A. de C.V., Series B+
         (Homebuilding)                                       534,633
                                                           ----------
                                                            1,304,093

NETHERLANDS - 0.8%
100,000  Koninklijke (Royal) KPN N.V.+
         (Specialty Telecommunications)                       507,847

NORWAY - 0.1%
  3,300  Tandberg ASA+
         (Telecommunications Equipment)                        73,494

RUSSIA - 0.8%
 13,500  Mobile Telesystems, Sponsored ADR+++++
         (Wireless Telecommunications)                        481,410

SOUTH AFRICA - 1.9%
 42,803  Anglo American PLC
         (Other Metals/Minerals)                              653,732
 73,700  Harmony Gold Mining Company Ltd., ADR
         (Precious Metals)                                    481,629
                                                           ----------
                                                            1,135,361

SPAIN - 1.2%
 50,500  Amadeus Global Travel Distribution S.A., Class A
         (Miscellaneous Commercial Service)                   291,047
 13,900  Banco Popular Espanol S.A.
         (Regional Banks)                                     455,935
                                                           ----------
                                                              746,982

SWEDEN - 0.1%
  8,200  Telefonaktiebolaget LM Ericsson AB, Class B
         (Telecommunications Equipment)                        44,663

TAIWAN - 1.3%
366,400  United Microelectronics Corporation Ltd.+
         (Semiconductors)                                     534,661
347,000  Winbond Electronics Corporation
         (Semiconductors)                                     252,183
                                                           ----------
                                                              786,844

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       15

SHARES                                                  VALUE (NOTE 1)
THAILAND - 0.5%
245,500  Bangkok Bank Public Company Ltd.+
         (Regional Banks)                                  $  273,364

UNITED KINGDOM - 3.9%
  5,400  Amdocs Ltd.+
         (Data Processing Services)                           183,438
162,100  Capita Group PLC (Personnel Services)              1,138,402
  9,600  GlaxoSmithKline PLC
         (Pharmaceuticals: Major)                             239,279
 20,200  Royal Bank of Scotland Group PLC
         (Major Banks)                                        489,106
 17,400  Shire Pharmaceuticals Group PLC+
         (Pharmaceuticals: Other)                             214,319
  4,100  Shire Pharmaceuticals Group PLC, ADR+
         (Pharmaceuticals: Other)                             150,081
                                                           ----------
                                                            2,414,625

UNITED STATES - 44.0%
  7,300  Agilent Technologies, Inc.+
         (Electronic Equipment/Instruments)                   208,123
  4,200  Anadigics, Inc.+ (Semiconductors)                     64,176
  1,400  Analog Devices, Inc.+ (Semiconductors)                62,146
 42,700  AOL Time Warner, Inc.+++++
         (Media Conglomerates)                              1,370,670
  1,700  Applied Materials, Inc.+
         (Electronic Production Equipment)                     68,179
 28,400  AT&T Wireless Services, Inc.+
         (Wireless Telecommunications)                        408,108
  5,400  ATMI, Inc.+
         (Electronic Production Equipment)                    128,925
 18,800  Bally Total Fitness Holding Corporation+
         (Other Consumer Services)                            405,328
  3,000  Bank of New York Company, Inc. (The)
         (Major Banks)                                        122,400
 10,500  Brocade Communications Systems, Inc.+++++
         (Computer Communications)                            347,812
  9,300  Carnival Corporation
         (Hotels/Resorts/Cruiselines)                         261,144
  5,100  Caterpillar, Inc.
         (Trucks/Construction/Farm Machine)                   266,475
 10,400  Ciena Corporation+
         (Telecommunications Equipment)                       148,876
 17,500  Cisco Systems, Inc.+++++
         (Computer Communications)                            317,012
 26,033  Citigroup, Inc.++++
         (Financial Conglomerates)                          1,314,146
  5,500  Coca-Cola Company
         (Beverages: Non-Alcoholic)                           259,325
  7,500  Compaq Computer Corporation
         (Computer Processing Hardware)                        73,200
  6,200  Computer Associates International, Inc.
         (Package Software)                                   213,838
 16,100  Comverse Technology, Inc.+++++
         (Telecommunications Equipment)                       359,915
  4,700  Convergys Corporation+
         (Miscellaneous Commercial Service)                   176,203
 25,900  Costco Wholesale Corporation+++++
         (Discount Stores)                                  1,149,701
  8,100  CSG Systems International, Inc.+
         (Data Processing Services)                           327,685
  9,400  Dell Computer Corporation+
         (Computer Processing Hardware)                       255,492
 11,100  eBay, Inc.+++++
         (Other Consumer Services)                            742,534
  1,800  Electronic Arts, Inc.+
         (Recreational Products)                              107,919
  1,100  Electronic Data Systems Corporation
         (Data Processing Services)                            75,405
 13,900  ePresence, Inc.+
         (Computer Communications)                             58,589
  4,700  Expedia, Inc., Class A+
         (Other Consumer Services)                            190,632
 19,100  Extreme Networks, Inc.+
         (Computer Communications)                            246,485
 18,400  Exxon Mobil Corporation++++
         (Integrated Oil)                                     723,120
  9,600  Fidelity National Finance, Inc.++++
         (Specialty Insurance)                                238,080
  4,800  First American Financial Corporation
         (Specialty Insurance)                                 89,952
 42,000  Foot Locker, Inc.+++++
         (Apparel/Footwear Retail)                            657,300
 11,700  Freddie Mac++++ (Finance/Rental/Leasing)             765,180
 11,000  Gap, Inc. (The)
         (Apparel/Footwear Retail)                            153,340
  3,700  Genentech, Inc.+++++(Biotechnology)                  200,725
 26,200  Genesco, Inc.+++++
         (Apparel/Footwear Retail)                            543,912
 19,800  Golden State Bancorporation, Inc.++++
         (Savings Banks)                                      517,770
  1,600  Golden West Financial Corporation
         (Savings Banks)                                       94,160
  5,000  Greenpoint Financial Corporation
         (Savings Banks)                                      178,750
  2,900  Harrah's Entertainment, Inc.+
         (Casinos/Gambling)                                   107,329
 17,400  Hollywood Entertainment Corporation+
         (Electronics/Appliance Stores)                       248,385
  3,600  Hotel Reservations Network, Inc., Class A+
         (Other Consumer Services)                            166,500
 10,000  i2 Technologies, Inc.+
         (Package Software)                                    79,050
  8,800  Intel Corporation++++(Semiconductors)                276,716
  3,100  International Business Machines Corporation
         (Computer Processing Hardware)                       374,976
 16,900  International Flavors & Fragrances, Inc.++++
         (Household/Personal Care)                            502,099
  9,600  Kenneth Cole Productions, Inc., Class A+
         (Apparel/Footwear Retail)                            169,920
 13,500  KPMG Consulting, Inc.+
         (Information Technology Services)                    224,438
  5,000  Kulicke & Soffa Industries, Inc.+
         (Electronic Production Equipment)                     85,775
  3,500  Lam Research Corporation+
         (Electronic Production Equipment)                     81,253
  4,100  Lexmark International, Inc.+
         (Computer Peripherals)                               241,900
  6,600  Macromedia, Inc.+ (Package Software)                 117,645
  6,300  Manugistics Group, Inc.+
         (Package Software)                                   132,741
  4,900  McData Corporation, Class B+
         (Computer Communications)                            123,578
  4,000  Medimmune, Inc.+ (Biotechnology)                     185,320
  9,200  Mercury Interactive Corporation+
         (Package Software)                                   312,662
  3,000  Micrel, Inc.+ (Semiconductors)                        78,705
  6,200  Microchip Technology, Inc.+
         (Semiconductors)                                     240,219
  5,200  Micron Technology, Inc.+
         (Semiconductors)                                     161,200

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       16

SHARES                                                VALUE (NOTE 1)
  5,100  Microsoft Corporation+
         (Package Software)                               $   337,900
    800  NCR Corporation+
         (Computer Processing Hardware)                        29,488
 25,700  Next Level Communications, Inc.+
         (Telecommunications Equipment)                        85,581
 26,600  NextCard, Inc.+
         (Finance/Rental/Leasing)                              13,965
 13,100  Oracle Corporation+ (Package Software)               180,977
  5,400  Payless ShoeSource, Inc.+
         (Apparel/Footwear Retail)                            303,210
 10,000  PeopleSoft, Inc.+++++(Package Software)              402,050
 14,200  Pfizer, Inc.++++(Pharmaceuticals: Major)             565,870
  5,000  Protective Life Corporation
         (Life/Health Insurance)                              144,650
  7,000  Qualcomm, Inc.+
         (Telecommunications Equipment)                       353,325
  9,300  Qwest Communications International, Inc.
         (Specialty Telecommunications)                       131,409
  4,600  RF Micro Devices, Inc.+
         (Telecommunications Equipment)                        88,412
 31,400  SBC Communications, Inc.++++
         (Major Telecommunications)                         1,229,938
 13,600  Schering Plough Corporation
         (Pharmaceuticals: Major)                             487,016
  6,100  Siebel Systems, Inc.+
         (Package Software)                                   170,739
  3,100  Sprint Corporation (PCS Group)+
         (Wireless Telecommunications)                         75,671
  4,600  St. Paul Companies, Inc. (The)
         (Property/Casualty Insurance)                        202,262
  2,600  Synopsys, Inc.+
         (Electronic Production Equipment)                    153,595
  2,900  Teradyne, Inc.+
         (Electronic Production Equipment)                     87,406
  5,500  Texas Instruments, Inc.
         (Semiconductors)                                     154,000
  3,600  Ticketmaster, Class B+
         (Other Consumer Services)                             58,986
 12,000  Time Warner Telecom, Inc., Class A+
         (Specialty Telecommunications)                       212,160
 23,100  Toys 'R' Us, Inc.+++++(Specialty Stores)             479,094
  8,500  Triad Hospitals, Inc.+
         (Hospital/Nursing Management)                        249,475
  4,800  Triquint Semiconductor, Inc.+(Semiconductors)         58,848
 22,000  Turnstone Systems, Inc.+
         (Telecommunications Equipment)                        87,670
  4,500  Tyco International Ltd.
         (Industrial Conglomerates)                           265,050
  2,200  Valero Energy Corporation
         (Oil Refining/Marketing)                              83,864
  9,600  Veritas Software Corporation+
         (Package Software)                                   430,416
103,200  Vignette Corporation+
         (Internet Software Services)                         555,216
  7,300  Vishay Intertechnology, Inc.+
         (Electronic Components)                              142,350
  2,700  WebEx Communications, Inc.+
         (Internet Software Services)                          67,109
 12,200  Wells Fargo Company++++(Major Banks)                 530,090
 21,700  Williams Companies, Inc. (The)
         (Oil & Gas Pipelines)                                553,784
 11,500  Yahoo!, Inc.+
         (Internet Software Services)                         204,183
                                                          -----------
                                                           26,978,902

TOTAL COMMON STOCKS
(Cost $49,045,787)                                         48,230,584
                                                          -----------

PREFERRED STOCKS - 0.4%

THAILAND - 0.4%
675,800  Siam Commercial Bank Public Company Ltd.+
         (Regional Banks)
         (Cost $361,697)                                      258,219
                                                          -----------

PRINCIPAL AMOUNT

CORPORATE NOTES - 0.7%

BERMUDA - 0.7%
410,000  MBL International Finance, Notes
         3.000% due 11/30/02
         (Cost $411,669)                                      408,975
                                                           ----------

NUMBER OF RIGHTS

RIGHTS - 0.0%@

NETHERLANDS - 0.0%
      1  Vedior N.V.
         (Cost $18)                                                12
                                                           ----------
TOTAL SECURITIES
(Cost $49,819,171)                                         48,897,790
                                                           ----------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 18.8%
$11,494,000  J.P. Morgan Securities, Inc.^
             1.86% dated 12/31/01, due 01/02/02
             (Cost $11,494,000)                            11,494,000
                                                          -----------

TOTAL INVESTMENTS - 98.6%
(Cost $61,313,171*)                                        60,391,790

TOTAL SHORT SALES - (14.5)%
(Proceeds $8,641,952)                                      (8,866,332)

OTHER ASSETS AND LIABILITIES - 15.9%
(Net)                                                       9,734,805
                                                          -----------
NET ASSETS - 100.0%                                       $61,260,263
                                                          ===========

Please refer to page 28 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY GLOBAL LONG-SHORT FUND
Schedule of Short Sales: December 31, 2001 (Unaudited)

SHARES                                                PROCEEDS    VALUE (NOTE 1)
SHORT SELLS - 14.5%
         CHINA/HONG KONG - 1.8%
 74,000  Cheung Kong (Holdings) Ltd.
         (Real Estate Development)                  $    751,534     $   768,683
 28,400  HSBC Holdings PLC
         (Financial Conglomerates)                       310,586         332,340
                                                    ------------      ----------
                                                       1,062,120       1,101,023
                                                    ------------      ----------
         GERMANY - 0.0%@
 14,000  QSC AG
         (Specialty Telecommunications)                   59,864          15,564
         JAPAN - 1.3%
  1,700  Fast Retailing Company Ltd.
         (Apparel/Footwear Retail)                       206,744         151,307
 13,000  Fujisawa Pharmaceutical Company Ltd.
         (Pharmaceuticals: Other)                        298,719         299,684
  7,200  Tokyo Electron Ltd.
         (Electronic Production Equipment).              387,252         353,391
                                                    ------------      ----------
                                                         892,715         804,382
                                                    ------------      ----------
         NETHERLANDS - 0.4%
 32,400  KPNQwest N.V.
         (Telecommunications
         Equipment) .                                    623,648         226,786
         SWITZERLAND - 0.6%
  6,554  Adecco S.A. (Personnel Services)                317,533         356,196
         UNITED KINGDOM - 0.4%
  5,600  Astrazeneca PLC
         (Pharmaceuticals: Major)                        256,727         251,747
         UNITED STATES - 10.0%
  6,400  Adtran, Inc.
         (Telecommunications
         Equipment).                                     118,521         163,136
  7,300  Albertson's, Inc. (Food Retail)                 248,755         229,877
 15,300  American Express Company
         (Financial Conglomerates)                       424,466         546,057
  1,800  Apollo Group, Inc., Class A
         (Other Consumer Services)                        57,373          81,027
  3,600  AutoZone, Inc. (Specialty Stores)               145,145         258,480
 17,500  Charles Schwab Corporation
         (Investment Banks/Brokers)                      257,066         270,725
  2,100  Ecolab, Inc.
         (Industrial Specialties)                         78,864          84,525
 11,500  Enterasys Networks, Inc.
         (Computer Communications)                       151,972         101,775
 26,900  Gap, Inc. (The)
         (Apparel/Footwear Retail)                       386,672         374,986
  5,100  Gentner Communications Corporation
         (Telecommunications
         Equipment).                                      94,635          85,451
  4,400  Heartland Express, Inc.
         (Trucking)                                       98,609         122,122
  4,500  Household International, Inc.
         (Finance/Rental/Leasing)                        257,861         260,730
  4,000  Ixia (Computer Communications)                   44,299          51,700
    500  KLA-Tencor Corporation
         (Electronic Production
         Equipment).                                      26,107          24,780
 11,400  Liberate Technologies, Inc.
         (Internet Software Services)                    112,400         130,872
  4,100  Linear Technology Corporation
         (Semiconductors)                                134,563         159,818
  3,200  Maxim Integrated Products,Inc.
         (Semiconductors)                                111,580         168,016
 12,700  Microtune, Inc.
         (Telecommunications
         Equipment)                                      165,859         297,878
 31,400  Nasdaq-100 Index (Investment
         Trusts/Mutual Funds)                          1,249,274       1,221,774
  4,300  Network Appliance, Inc.
         (Computer Peripherals)                           59,253          94,063
  4,100  Oil Service Holders Trust
         (Oilfield Services/Equipment)                   239,200         250,100
  3,500  PMC-Sierra, Inc.
         (Semiconductors)                                101,229          74,428
  8,300  Polycom, Inc.
         (Telecommunications
         Equipment)                                      209,177         282,739
 16,100  Tellium, Inc.
         (Telecommunications
         Equipment)                                      109,051          99,900
  7,200  Vastera, Inc.
         (Internet Software Services)                     74,902         120,348
  4,600  Websense, Inc.
         (Internet Software Services)                    119,898        147,384
  3,800  Winnebago Industries, Inc.
         (Recreational Products)                          97,561         140,372
  1,200  XL Capital Ltd., Class A
         (Property/Casualty Insurance)                   108,632        109,632
  8,600  XM Satellite Radio Holdings, Inc.,
         Class A (Broadcasting)                          146,421         157,939
                                                    ------------      ----------
                                                       5,429,345       6,110,634
                                                    ------------      ----------
         TOTAL SHORT SALES                          $  8,641,952     $ 8,866,332
                                                    ============     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY EMERGING MARKETS FUND

JOSEPHINE JIMENEZ, CFA            Senior Portfolio Manager
FRANK CHIANG                             Portfolio Manager

Average annual total returns for the period ended 12/31/01

                 EMERGING MARKETS FUND++

Since inception (3/1/92)                             (0.29)%
One year                                             (6.28)%
Three years                                          (8.31)%

            MSCI EMERGING MARKETS FREE INDEX

Since 3/1/92                                          1.51%
One year                                             (2.37)%
Three years                                          (5.74)%

[CHART OF GROWTH OF A $10,000 INVESTMENT]

Montgomery Emerging Markets Fund

Jul      $9,236
Aug      $9,056
Sept     $7,629
Oct      $8,112
Nov      $9,112
Dec      $9,719

MSCI Emerging Markets Free Index(1)

Jul      $10,935
Aug      $10,827
Sept     $ 9,152
Oct      $ 9,720
Nov      $10,734
Dec      $11,586

Lipper Emerging Markets Funds Average(2)

Jul      $10,575
Aug      $10,347
Sept     $ 8,868
Oct      $ 9,409
Nov      $10,356
Dec      $11,002

Montgomery Emerging Markets Fund      MSCI Emerging Markets Free Index     Lipper Emerging Markets Funds Average
  July 01              $9,236            July 01          $10,935               July 01             $10,575
  Aug                  $9,056            Aug              $10,827               Aug                 $10,347
  Sept                 $7,629            Sept             $ 9,152               Sept                $ 8,868
  Oct                  $8,112            Oct              $ 9,720               Oct                 $ 9,409
  Nov                  $9,112            Nov              $10,734               Nov                 $10,356
  Dec                  $9,719            Dec              $11,586               Dec                 $11,002

(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.
(2) The Lipper Emerging Markets Funds Average universe consists of 210 funds. You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower.

                                TOP TEN HOLDINGS
                      (as a percentage of total net assets)

Samsung Electronics Company Ltd.                     5.4%
Taiwan Semiconductor Manufacturing Company Ltd.      4.2%
Anglo American PLC                                   3.5%
Impala Platinum Holdings Ltd.                        2.9%
Mobile Telesystems, Sponsored ADR                    2.9%
Sasol Ltd.                                           2.6%
China Mobile Ltd., Sponsored ADR                     2.6%
United Microelectronics Corporation Ltd.             2.5%
Lukoil Holding Company, Sponsored ADR                2.4%
China Mobile Ltd.                                    2.2%

                               TOP FIVE COUNTRIES
                      (as a percentage of total net assets)

Korea                                               16.0%
South Africa                                        13.7%
Taiwan                                              13.0%
Brazil                                              10.5%
Mexico                                               9.2%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD?++
A: During the period the Fund underperformed the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, returning -3.03%, versus -0.74%. The semiannual period witnessed a seesaw effect for the Fund. Both the Fund and the benchmark were down more than 20% at the end of September, after suffering through an initial wave of sell-offs after the 9/11/01 attacks. Compelling valuations and increased optimism for a rebound in 2002, however, caused many stocks to make up a significant portion of lost ground in the fourth quarter. During the last three months of the year, the Fund enjoyed solid gains, as we rotated into countries and sectors that performed strongly.
Q: WHICH SECTORS AND HOLDINGS AFFECTED THE FUND?
A: Although we believe that Hong Kong as a region has strong fundamentals, our holdings there experienced problems during the period. Hong Kong is suffering from an overvalued currency that is prolonging a recession, which was evident in the poor performance of that country's property stocks. Both Cheung Kong and Hutchison Whampoa were victims of declining real-estate values as Hong Kong's economic contraction lingers. In another currency-related development, Standard Bank Investment Corporation in South Africa performed poorly because of a significant devaluation of the local currency. We are generally positive regarding China and other northern Asian economies, but one of our largest hold-ings--China Mobile--declined during the period because of disappointing earnings. We retained a position in the company, however, believing that it has the potential for strong future growth. Our position in PetroChina also underperformed; although we have scaled back our allocation, we believe that it represents a sector that will add substantial value over the longer term.

The period through the 9/11/01 attacks has been tremulous, but the Fund enjoyed some solid gains in the fourth-quarter rebound. Large-cap technology holdings were the biggest beneficiaries of the market's resurgence. Because most of these issues reside in South Korea and Taiwan, both countries' weightings performed well for the Fund. Large-cap leaders Samsung Electronics and Taiwan Semiconductor Manufacturing surged, as signs of a rebound emerged in the U.S. economy. United Microelectronics, one of the Fund's largest holdings, also benefited from improved investor sentiment toward technology issues. We are confident that the forces that pushed many of these stocks higher at the close of 2001 will continue to do so in 2002.

Although the Southeast Asian economies performed poorly during the period, the Fund did not feel a negative impact, as we were not heavily invested in the region. As China continues to develop, we believe that conditions will become more challenging for many of the region's marginal economies. We do have weightings in a few high-quality Southeast Asian companies, such as Telekom Malaysia, but going forward we will likely maintain underweight positions in those countries until we see fundamentals improve.
Q: WHAT IS YOUR OUTLOOK GOING FORWARD?
A: With growth in the United States and Europe likely to accelerate, global demand should grow as well, lending support to equities in most emerging markets countries. In South America, Argentina's fiscal difficulties appear to be contained within its borders. This development, coupled with the recent easing of a regional drought, leaves us positive on Brazilian equities. In Asia, China should emerge as a more powerful trading partner with full membership in the World Trade Organization. This should have an impact on both the developed and emerging economies going forward, eventually altering the competitive structure of the world economy. We believe that Taiwan will benefit because of its technology base; Russia should also benefit, because it can potentially supply energy. Countries in Southeast Asia, however, will be forced to become more competitive, as low wages in China displace some of those countries' comparative advantages.

Barring a spike in food prices resulting from Argentina's recession, inflation should remain benign and allow global interest rates to remain low. This may be crucial to any follow-through for additional investment in new technologies in 2002, which is important to the performance of emerging markets stocks, particularly in Asia. As evidenced by our increased weightings in such companies, we believe that steel could bring strong results going forward. With efforts underway to reduce global production, those companies with the strongest fundamentals should benefit. Consequently, we have added Pohang Iron & Steel and China Steel to the Fund. Our enthusiasm also extends to precious metals, where we continue to overweight Anglo American Platinum and Impala Platinum. We believe that conditions are much improved for a continuation of the gains we witnessed in the fourth quarter, as the technology-led recovery flows through the United States and Europe; yet volatility will most likely continue until markets gain more clarity into the strength of the recovery.

++ THE PERFORMANCE INDICATED IS FOR THE FUND'S CLASS R SHARES, WHICH HAS BEEN IN EXISTENCE FOR THE LIFE OF THE FUND, AND IS A BETTER REFLECTION OF THE LONG-TERM PERFORMANCE OF THE FUND. CLASSES A, B, AND C COMMENCED OPERATIONS ON OCTOBER 31, 2001, AND HAVE DIFFERENT SALES CHANRGES AND EXPENSE LEVELS WHICH MAY AFFECT PERFORMANCE.

Portfolio Investments: December 31, 2001 (Unaudited)

SHARES                                                 VALUE (NOTE 1)
COMMON STOCKS - 91.4%

ARGENTINA - 0.3%
       35,900       Quilmes Industrial S.A., ADR
                    (Beverages: Alcoholic)              $   429,364
BRAZIL - 3.3%
       95,300       Petroleo Brasileiro S.A.
                    (Integrated Oil)                      2,165,028
      241,800       Tele Centro Oeste Celular
                    Participacoes
                    S.A., ADR (Wireless
                    Telecommunications)                   1,692,600
       47,200       Uniao de Bancos Brasileiros S.A.,
                    GDR
                    (Regional Banks)                      1,052,560
                                                          ---------
                                                          4,910,188

CHINA/HONG KONG - 8.4%
      105,000       Cheung Kong (Holdings) Ltd.
                    (Real Estate Development)             1,090,699
      931,500       China Mobile (Hong Kong) Ltd.+
                    (Wireless Telecommunications)         3,279,110
      216,600       China Mobile (Hong Kong) Ltd.,
                    Sponsored
                    ADR+ (Wireless Telecommunications)    3,786,168
      610,000       China Unicom Ltd.+
                    (Major Telecommunications)              672,758
    1,044,000       CNOOC Ltd. (Oil & Gas Production)       984,053
       82,000       Hutchison Whampoa Ltd.
                    (Industrial Conglomerates)              791,318
    3,561,000       PetroChina Company Ltd., Class H
                    (Integrated Oil)                        630,205
      143,000       Sun Hung Kai Properties Ltd.
                    (Real Estate Development)             1,155,333
                                                          ---------
                                                         12,389,644

CZECH REPUBLIC - 1.9%
       95,500       Komercni Banka A.S.+ (Regional
                    Banks)                                2,764,312

GREECE - 1.9%
      272,400       Cosmote S.A. (Regional Banks)         2,766,753

HUNGARY - 1.9%
       47,500       OTP Bank Rt. (Regional Banks)         2,849,223

INDIA - 5.1%
       32,436       Cipla Ltd. (Pharmaceuticals: Other)     765,697
      245,995       Hindalco Industries Ltd. (Aluminum)   3,263,948
       10,670       Infosys Technologies Ltd.
                    (Package Software)                      901,396
      323,975       Reliance Industries Ltd.
                    (Chemicals: Major Diversified)        2,050,207
          150       State Bank of India (Regional
                    Banks)                                      568
           10       Tata Engineering & Locomotive
                    Company
                    Ltd.+ (Motor Vehicles)                       21
       58,900       Videsh Sanchar Nigam Ltd.,
                    Sponsored ADR
                    (Major Telecommunications)              565,440
                                                            -------
                                                          7,547,277

INDONESIA - 0.9%
      636,500       PT Gudang Garam Tbk+ (Tobacco)          529,396
    2,421,500       PT Telekomunikasi Indonesia
                    (Specialty Telecommunications)          745,077
                                                            -------
                                                          1,274,473

ISRAEL - 2.7%
      516,000       Bank Hapoalim Ltd. (Major Banks)      1,111,061
       39,150       Check Point Software Technologies
                    Ltd.+
                    (Internet Software Services)          1,561,889
       22,600       Teva Pharmaceutical Industries Ltd.,
                    Sponsored ADR
                    (Pharmaceuticals: Other)              1,393,742
                                                        -----------
                                                          4,066,692

KOREA - 16.0%
       62,070       Hyundai Motor Company Ltd.
                    (Motor Vehicles)                      1,276,028
       53,114       Kookmin Bank+ (Major Banks)           2,021,458
      164,840       Korea Electric Power Corporation
                    (Electric Utilities)                  2,733,686
       17,000       Korea Telecom Corporation
                    (Major Telecommunications)              648,949
      110,600       Korea Telecom Corporation,
                    Sponsored ADR
                    (Major Telecommunications)            2,248,498
        6,810       Pohang Iron & Steel Company Ltd.
                    (Steel)                                 634,941
       52,400       Pohang Iron & Steel Company Ltd.,
                    Sponsored ADR (Steel)                 1,205,200
       37,399       Samsung Electronics Company Ltd.
                    (Electronic Equipment/Instruments)    7,974,261
       80,100       Shinhan Financial Group Company
                    Ltd.+
                    (Regional Banks)                      1,074,326
       10,085       Shinsegae Company Ltd.
                    (Specialty Stores)                    1,071,314
       14,070       SK Telecom Company Ltd.
                    (Wireless Telecommunications)         2,881,742
                                                         ----------
                                                         23,770,403

MALAYSIA - 3.1%
    1,939,600       Public Bank Berhad (Regional Banks)   1,362,806
      437,000       Resorts World Berhad
                    (Hotels/Resorts/Cruiselines)            707,241
      448,000       Telekom Malaysia Berhad
                    (Major Telecommunications)            1,214,300
      446,000       Tenaga Nasional Berhad
                    (Electric Utilities)                  1,255,825
                                                          ---------
                                                          4,540,172

MEXICO - 9.2%
      158,000       America Movil S.A. de C.V., Series L
                    (Wireless Telecommunications)         3,077,840
      215,800       Apasco S.A. de C.V.
                    (Construction Materials)              1,060,616
       75,500       Fomento Economico Mexicano S.A. de
                    C.V.,
                    Sponsored ADR
                    (Beverages: Alcoholic)                2,608,525
    2,815,700       Grupo Financiero Bancomer S.A. de
                    C.V.,
                    Series O+ (Regional Banks)            2,567,835
       49,780       Telefonos de Mexico S.A. de C.V.,
                    Series L,
                    Sponsored ADR
                    (Major Telecommunications)            1,743,296
      965,700       Wal-Mart de Mexico S.A. de C.V.
                    (Discount Stores)                     2,636,795
                                                          ---------
                                                         13,694,907

PAKISTAN - 0.0%@
          591       Engro Chemical Pakistan
                    (Chemicals: Agricultural)                   511

PERU - 0.9%
       62,900       Compania de Minas Buenaventura S.A.,
                    Sponsored ADR (Precious Metals)       1,303,917
            1       Ferreyros Enrique S.A., ADR+(b)
                    (Trucks/Construction/Farm Machine)           --
                                                          ---------
                                                          1,303,917

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       20

SHARES                                                  VALUE (NOTE 1)
PHILIPPINES - 0.7%
      610,200       Bank of the Philippine Islands
                    (Regional Banks)                     $     679,971
      728,000       Manila Electric Company, Series B+
                    (Electric Utilities)                       416,201
                                                            ----------
                                                             1,096,172

POLAND - 0.9%
      366,400       Telekomunikacja Polska S.A.
                    (Major Telecommunications)               1,293,720

RUSSIA - 5.3%
       71,600       Lukoil Holding Company, Sponsored
                    ADR
                    (Integrated Oil)                         3,526,300
      121,000       Mobile Telesystems, Sponsored ADR+
                    (Wireless Telecommunications)            4,314,860
                                                             ---------
                                                             7,841,160

SOUTH AFRICA - 13.7%
    1,687,700       African Bank Investments Ltd.
                    (Regional Banks)                         1,224,093
       48,900       Anglo American Platinum Corporation
                    Ltd.
                    (Other Metals/Minerals)                  1,810,054
      337,171       Anglo American PLC
                    (Other Metals/Minerals)                  5,149,623
      233,000       Gold Fields Ltd. (Precious Metals)       1,116,924
       92,430       Impala Platinum Holdings Ltd.
                    (Precious Metals)                        4,332,151
       18,970       Pepsi International Bottlers
                    (Beverages: Non-Alcoholic)(a)(b)
                    Section.                                     7,588
      131,100       Sappi Ltd.+ (Pulp & Paper)               1,311,546
      432,936       Sasol Ltd. (Chemicals: Major
                    Diversified)                             3,804,206
      608,600       Standard Bank Investment
                    Corporation Ltd.
                    (Major Banks)                            1,575,409
                                                             ---------
                                                            20,331,594

TAIWAN - 13.0%
      343,000       Asustek Computer, Inc.
                    (Computer Processing Hardware)           1,501,545
      570,058       Cathay Financial Holding Company
                    Ltd.+
                    (Financial Conglomerates)                  929,708
    2,546,000       China Steel Corporation (Steel)            994,361
    1,366,250       Compal Electronics, Inc.
                    (Computer Processing Hardware)           1,727,847
      459,600       Hon Hai Precision Industry Company
                    Ltd.
                    (Computer Peripherals)                   2,104,034
    1,020,000       Synnex Technology International
                    Corporation
                    (Computer Processing Hardware)           1,360,000
    2,484,834       Taiwan Semiconductor Manufacturing
                    Company Ltd.+ (Semiconductors)           6,220,972
    2,525,490       United Microelectronics Corporation
                    Ltd.+
                    (Semiconductors)                         3,685,265
    1,064,000       Yageo Corporation+
                    (Electronic Components)                    785,442
                                                            ----------
                                                            19,309,174

THAILAND - 1.7%
    1,272,600       Bangkok Bank Public Company Ltd.+
                    (Regional Banks)                         1,417,037
    2,109,800       Thai Farmers Bank Public Company
                    Ltd.,
                    Class F+ (Regional Banks)                1,039,874
                                                             ---------
                                                             2,456,911

UNITED KINGDOM - 0.0%@
            1       Liberty International PLC
                    (Finance/Rental/Leasing)                         7

VENEZUELA - 0.5%
       50,176       Compania Anonima Nacional
                    Telefonos de
                    Venezuela, ADR
                    (Major Telecommunications)                 704,973

TOTAL COMMON STOCKS
(Cost $137,961,641)                                        135,341,547
                                                           -----------

PREFERRED STOCKS - 7.2%

BRAZIL - 7.2%
   58,300,000       Centrais Eletricas Brasileiras
                    S.A., Series B
                    (Electric Utilities)                       787,258
   55,000,000       Companhia Energetica de Minas
                    Gerais
                    (Electric Utilities)                       785,544
      211,400       Companhia Paranaense de Energia,
                    Sponsored ADR (Electric Utilities)       1,659,490
    1,636,000       Itausa Investimentos Itau S.A.
                    (Industrial Conglomerates)               1,536,516
       76,200       Petroleo Brasileiro S.A.
                    (Integrated Oil)                         1,686,921
  112,102,580       Tele Norte Leste Participacoes
                    S.A.
                    (Specialty Telecommunications)           1,770,934
   35,800,000       Telemar Norte Leste S.A., Series A
                    (Major Telecommunications)                 929,514
       38,400       Telemig Celular Participacoes
                    S.A., ADR
                    (Wireless Telecommunications)            1,444,608
      487,888       Vale do Rio Doce, Series B
                    (Other Metals/Minerals)                          2
                                                            ----------

TOTAL PREFERRED STOCKS
(Cost $10,995,972)                                          10,600,787
                                                            ----------

MONEY MARKET FUND - 0.0%@
           17       J.P. Morgan Vista Federal Money
                    Market Fund
                    (Cost $17)                                      17
                                                            ----------

TOTAL SECURITIES
(Cost $148,957,630)                                        145,942,351
                                                            ----------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 1.7%
 $  2,580,000       J.P. Morgan Securities, Inc.^
                    1.86% dated 12/31/01, due 01/02/02
                    (Cost $2,580,000)                        2,580,000

TOTAL INVESTMENTS - 100.3%
(Cost $151,537,630*)                                       148,522,351

OTHER ASSETS AND LIABILITIES - (0.3)%
(Net)                                                         (479,039)
                                                            ----------

NET ASSETS - 100.0%                                      $ 148,043,312
                                                         =============

Please refer to page 28 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JOSEPHINE JIMENEZ, CFA            Senior Portfolio Manager
Average annual total returns for the period ended 12/31/01

             EMERGING MARKETS FOCUS FUND++

Since inception (12/31/97)                             8.85%
One year                                              (3.75)%
Three years                                           21.00%

             MSCI EMERGING MARKETS FREE INDEX

Since 12/31/97                                        (4.22)%
One year                                              (2.37)%
Three years                                            4.08%

[CHART OF GROWTH OF A $10,000 INVESTMENT]

Montgomery Emerging Markets Focus Fund

Jul      $12,683
Aug      $12,507
Sept     $10,631
Oct      $11,171
Nov      $12,292
Dec      $13,260

MSCI Emerging Markets Free Index(1)

Jul      $7,944
Aug      $7,865
Sept     $6,648
Oct      $7,060
Nov      $7,798
Dec      $8,117

Lipper Emerging Markets Funds Average(2)

Jul      $8,271
Aug      $8,093
Sept     $6,936
Oct      $7,359
Nov      $8,100
Dec      $8,605

(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.
(2) The Lipper Emerging Markets Funds Average universe consists of 210 funds. You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower.

                        TOP TEN HOLDINGS
              (as a percentage of total net assets)

Samsung Electronics Company Ltd.                        8.0%
Taiwan Semiconductor Manufacturing Company Ltd.         7.4%
Kookmin Bank                                            5.6%
Korea Telecom Corporation                               5.5%
Anglo American Platinum Corporation Ltd.                5.4%
Gold Fields Ltd.                                        4.9%
Tele Centro Oeste Celular Participacoes S.A.,
ADR                                                     4.9%
Grupo Financiero Bancomer S.A. de C.V., Series O        4.8%
Petroleo Brasileiro S.A.                                4.6%
China Unicom Ltd.                                       4.5%

                        TOP FIVE COUNTRIES
              (as a percentage of total net assets)

Korea                                                  25.3%
South Africa                                           22.9%
Taiwan                                                 11.2%
Brazil                                                  9.5%
Russia                                                  8.3%

Because the Montgomery Emerging Markets Focus Fund concentrates its assets in relatively few holdings (generally 20 to 40), shareholders may be exposed to greater risks than with more-diversified funds.
Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD?++
A: The Fund underperformed the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, returning -3.54%, versus -0.74% for the benchmark. A year in which market expectations swung from deep pessimism to extreme optimism culminated in a fourth-quarter rally that pushed equities to highs not seen since before the terrorist attacks on 9/11/01. Strong fourth-quarter numbers were not enough to offset the difficulties experienced in the third, however, which explains the Fund's underperformance for the six-month period.

Q: WHICH SECTORS OR HOLDINGS HAD AN IMPACT ON PERFORMANCE?
A: Our third-quarter holdings in Mexico detracted from performance, due to the Mexican economy's heavy reliance on the state of U.S. consumer and business spending. Therefore, in the fourth quarter we shifted strategic weightings in the Fund out of Mexico and into South Korea. After weathering a financial crisis in Turkey earlier in the year, we were faced with another, this time in South Africa, which also affected performance.

The most obvious beneficiaries of the fourth-quarter rebound were large-cap tech stocks. Our weightings in South Korea and Taiwan did well, as most of the region's high-quality technology companies are based in those two countries. Familiar names such as Samsung Electronics and Taiwan Semiconductor Manufacturing surged as signs of a rebound emerged in the U.S. economy.

We believe that the macroeconomic forces that pushed many tech stocks higher at the close of 2001 will continue in 2002. Consequently, we are positive regarding China and other northern Asian economies, despite the decline of one of our largest holdings--China Mobile--due to disappointing earnings. We will maintain an underweight position in Southeast Asian economies until fundamentals improve, while increasing positions in Taiwan, South Korea and China. The Fund is currently market-neutral in financials, but we are interested in that sector's attractiveness in Mexico, where the lending market is poised to grow significantly as the economy continues to develop. We believe that our concentrated strategy will allow us to focus assets on those companies and countries that are poised for growth going forward.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?
A: With growth in the United States and Europe likely to accelerate, global demand should grow as well, lending support to equities in most emerging markets countries. In South America, Argentina's fiscal difficulties appear to be contained within its borders. This development, coupled with the recent easing of a regional drought, leaves us positive on Brazilian equities. In Asia, China should emerge as a more powerful trading partner with full membership in the World Trade Organization. This should have an impact on both the developed and emerging economies going forward, eventually altering the competitive structure of the world economy. We believe that Taiwan will benefit because of its technology base; Russia should also benefit, because it can potentially supply energy. Countries in Southeast Asia, however, will be forced to become more competitive, as low wages in China displace some of those countries' comparative advantages.

We have added to positions in Russia's Lukoil and Brazil's Petroleo Brasileiro. Metals stocks, specifically steel and platinum, are two areas in which we believe upside potential exists. Korea's Pohang Iron & Steel has been added to the portfolio, as have South Africa's Anglo American Platinum and Impala Platinum.

Barring a spike in food prices resulting from Argentina's recession, inflation should remain benign and allow global interest rates to stay low. This may be crucial to any follow-through for additional investment in new technologies in 2002, which is important to the performance of emerging markets stocks, particularly in Asia. Although we believe that improved conditions may allow for a continuation of the gains we witnessed in the fourth quarter, volatility will most likely continue until investors can gain more clarity regarding the strength of the market recovery.

++ THE PERFORMANCE INDICATED IS FOR THE FUND'S CLASS R SHARES, WHICH HAS BEEN IN EXISTENCE FOR THE LIFE OF THE FUND, AND IS A BETTER REFLECTION OF THE LONG-TERM PERFORMANCE OF THE FUND. CLASSES A, B, AND C COMMENCED OPERATIONS ON OCTOBER 31, 2001, AND HAVE DIFFERENT SALES CHARGES AND EXPENSE LEVELS WHICH MAY AFFECT PERFORMANCE.

Portfolio Investments: December 31, 2001 (Unaudited)

SHARES                                                           VALUE (NOTE 1)
COMMON STOCKS - 93.6%
BRAZIL - 9.5%
       18,560       Petroleo Brasileiro S.A. (Integrated Oil)      $  421,647
       63,100       Tele Centro Oeste Celular Participacoes
                    S.A.,ADR
                    (Wireless Telecommunications)                     441,700
                                                                      -------
                                                                      863,347

CHINA/HONG KONG - 8.3%
       19,400       China Mobile (Hong Kong) Ltd., Sponsored
                    ADR+ (Wireless Telecommunications)                339,112
      374,000       China Unicom Ltd.+
                    (Major Telecommunications)                        412,478
                                                                      -------
                                                                      751,590

KOREA - 25.3%
       13,200       Hyundai Motor Company Ltd.
                    (Motor Vehicles)                                  271,364
       13,318       Kookmin Bank+ (Major Banks)                       506,868
       13,100       Korea Telecom Corporation
                    (Major Telecommunications)                        500,072
        3,095       Pohang Iron & Steel Company Ltd. (Steel)          288,567
        3,420       Samsung Electronics Company Ltd.
                    (Electronic Equipment/Instruments)                729,217
                                                                    ---------
                                                                    2,296,088

MEXICO - 8.1%
      480,300       Grupo Financiero Bancomer S.A. de C.V.,
                    Series O+ (Regional Banks)                        438,019
      109,200       Wal-Mart de Mexico S.A. de C.V.
                    (Discount Stores)                                 298,165
                                                                      -------
                                                                      736,184

RUSSIA - 8.3%
        7,900       Lukoil Holding Company, Sponsored ADR
                    (Integrated Oil)                                  389,075
       10,300       Mobile Telesystems, Sponsored ADR+
                    (Wireless Telecommunications)                     367,298
                                                                      -------
                                                                      756,373

SOUTH AFRICA - 22.9%
       13,200       Anglo American Platinum Corporation Ltd.
                    (Other Metals/Minerals)                           488,604
       92,800       Gold Fields Ltd. (Precious Metals)                444,852
        8,730       Impala Platinum Holdings Ltd.
                    (Precious Metals)                                 409,171
       37,200       Sappi Ltd.+ (Pulp & Paper)                        372,155
       41,300       Sasol Ltd. (Chemicals: Major Diversified)         362,903
                                                                    ---------
                                                                    2,077,685

TAIWAN - 11.2%
       75,000       Hon Hai Precision Industry Company Ltd.
                    (Computer Peripherals)                            343,348
      268,000       Taiwan Semiconductor Manufacturing
                    Company Ltd.+ (Semiconductors)                    670,958
                                                                    ---------
                                                                    1,014,306

TOTAL COMMON STOCKS
(Cost $7,280,643)                                                   8,495,573
                                                                    ---------

MONEY MARKET FUND - 0.0%@
          375       J.P. Morgan Vista Federal Money Market Fund
                    (Cost $375)                                           375
                                                                    ---------

TOTAL SECURITIES
(Cost $7,281,018)                                                   8,495,948
                                                                    ---------

REPURCHASE AGREEMENTS - 5.3%
     $162,000       Greenwich Capital Securities, Inc.^
                    1.88% dated 12/31/01, due 01/02/02             $  162,000
      162,000       J.P. Morgan Securities, Inc.^
                    1.86% dated 12/31/01, due 01/02/02                162,000
      162,000       Merrill Lynch Securities, Inc.^
                    1.88% dated 12/31/01, due 01/02/02                162,000

TOTAL REPURCHASE AGREEMENTS
(Cost $486,000)                                                       486,000

TOTAL INVESTMENTS - 98.9%
(Cost $7,767,018*)                                                  8,981,948

OTHER ASSETS AND LIABILITIES - 1.1%
(Net)                                                                  97,562

NET ASSETS - 100.0%                                                $9,079,510

Please refer to page 28 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY TOTAL RETURN BOND FUND

WILLIAM STEVENS                   Senior Portfolio Manager
MARIE CHANDOHA                           Portfolio Manager

Average annual total returns for the period ended 12/31/01

                   TOTAL RETURN BOND FUND++

Since inception (6/30/97)                              7.78%
One year                                               8.70%
Three years                                            6.59%

              LEHMAN BROTHERS AGGREGATE BOND INDEX

Since 6/30/97                                          7.56%
One year                                               8.44%
Three years                                            6.28%

[CHART OF GROWTH OF A $10,000 INVESTMENT]

Montgomery Total Return Bond Fund

Oct           $9,425
Nov           $9,308
Dec           $9,254


Lehman Brothers Aggregate Bond Index

Oct          $10,000
Nov          $ 9,862
Dec          $ 9,800


Lipper Inermediate Investment-Grade Debt Funds Average

Oct          $10,000
Nov          $ 9,878
Dec          $ 9,812

(1) The Lehman Brothers Aggregate Bond Index comprises all bonds that are investment grade, are in excess of $25 million and have at least one year to maturity. (2) The Lipper Intermediate Investment-Grade Debt Funds Average universe consists of 205 funds.
You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Recent performance of this Fund is due in part to economic conditions, particularly the steep drop in the federal funds rate, which may not be repeated in the future.


                        TOP TEN HOLDINGS
              (as a percentage of total net assets)

FHLMC, TBA Jan., 30 Yr., 6.500% due 01/15/31           12.3%
FHLMC, TBA Jan., 30 Yr., 6.000% due 01/15/31            8.6%
FNMA, Pool #610342, 7.000% due 11/01/31                 7.2%
GNMA, TBA Jan., 30 Yr., 6.500% due 01/15/31             5.7%
FHLMC, Pool #C57751, 7.500% due 09/01/31                5.5%
FHLMC, Pool #G01337, 7.000% due 12/01/25                5.1%
FHLMC, Pool #C53100, 7.500% due 06/01/31                4.1%
U.S. Treasury Notes, 6.125% due 11/15/27                3.6%
FHLMC, Pool #C51443, 7.500% due 05/01/31                2.8%
FHLMC, Pool #C62014, 7.500% due 12/01/31                2.1%

                           ASSET MIX
              (as a percentage of total investments)

Mortgage Pass-throughs                                 26.3%
Corporate Bonds and Notes                              22.2%
Agencies                                               21.2%
Collateralized Mortgage Obligations                    10.2%
Treasuries                                              5.3%
Asset-Backed Securities                                 5.1%
Other                                                   9.7%

                         INVESTMENT GRADE
              (as a percentage of total investments)

Aaa                                                    79.4%
Aa                                                      1.2%
A                                                       9.6%
Baa                                                     9.5%
Nonrated                                                0.3%

Q: HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK, AND WHY?++

A: During a strong period for the bond market, the Fund outperformed the Lehman Brothers Aggregate Bond Index, returning 5.03%, versus 4.66% for the benchmark.

Q: WHICH SPECIFIC SECTORS OR HOLDINGS WITHIN THE PORTFOLIO OUTPERFORMED?

A: Strong security selection was the main performance driver, particularly within the corporate and mortgage sectors at the beginning of the period. In corporates, the bonds we didn't buy helped performance relative to the index, as there were several high-profile defaults, such as Enron, during the period which were reflected in the index. Performance was also driven by some well-timed value trades--buying low on dips and selling into strength--in common names such as Ford. Our most fruitful corporate investment came from buying the Pacific Gas & Electric (PG&E) National Energy Group after PG&E's bankruptcy. This company is not part of the PG&E utility company that went bankrupt, but a separate subsidiary that is well protected from PG&E creditors. In the mortgage-backed sector, we were able to find some big winners, namely mortgages that tend to be more resilient to prepayment activity.

Q: WHAT DETRACTED FROM PERFORMANCE?

A: Investments in mortgage-backed securities also contributed to performance in the third quarter of 2001 but detracted during the last six weeks of the year as market volatility rose to unprecedented levels and mortgage yield spreads widened. Investments in corporate bonds from cyclical industries, including chemicals, consumer cyclicals, and paper and forest products, performed well in the final six weeks, as the market began anticipating a recovery in the first half of 2002. Our decision to underweight these sectors also had an impact on the Fund's relative performance.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: Many market participants feel that the economy is poised for a recovery in the second half of 2002. Some anticipate that the economy could rebound so strongly that the Federal Reserve Board will raise rates to temper economic growth and keep inflation at bay. Factors such as lower oil prices, a resilient housing market and declining inventories are all positive influences on growth. Congress has yet to deliver a fiscal stimulus plan, however, and corporations continue to pay down debt; consumers are debt-laden as well. If inflation falls more sharply than expected and companies can't raise prices, it will be harder for firms to repay their debts. Similarly, consumer spending could be muted by rising unemployment. We don't currently see a catalyst for growth that is strong enough to force the Fed to quickly raise rates.

Looking forward we will retain a maximum overweighting in mortgage securities, expecting that they can rebound significantly once rates stop falling and begin to stabilize. In corporates we are cautiously neutral, feeling that corporate bond prices may reflect too much optimism and that there could be more credit pitfalls in 2002. We continue to favor the telecommunications industry, because prices are not currently reflecting improving credit fundamentals there now. We are also currently carrying low weightings in commercial mortgage-backed securities and asset-backed securities, because we don't believe that weakening fundamentals are fully reflected in prices in those sectors.

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

++ THE PERFORMANCE INDICATED IS FOR THE FUND'S CLASS R SHARES, WHICH HAS BEEN IN EXISTENCE FOR THE LIFE OF THE FUND, AND IS A BETTER REFLECTION OF THE LONG-TERM PERFORMANCE OF THE FUND. CLASSES A, B, AND C COMMENCED OPERATIONS ON OCTOBER 31, 2001, AND HAVE DIFFERENT SALES CHARGES AND EXPENSE LEVELS WHICH MAY AFFECT PERFORMANCE.

Portfolio Investments: December 31, 2001 (Unaudited)

PRINCIPAL AMOUNT                                           VALUE (NOTE 1)
ASSET-BACKED SECURITIES - 6.4%
$     205,000   American Express Credit Account Master
                Trust,
                Series 2001-2 A,
                5.530% due 10/15/08                         $    209,559
      230,000   Banc of America Commercial Mortgage,
                Inc.,
                Series 2000-2 A2,
                7.197% due 05/15/10##                            244,594
      285,000   BMW Vehicle Owner Trust,
                Series 2001-A A3,
                4.700% due 03/25/05                              290,999
          870   Chase Funding Mortgage Loan,
                Series 1998-2 IIA2,
                5.875% due 03/25/17                                  877
       77,393   Ford Credit Auto Owner Trust,
                Series 2000-A A4,
                7.090% due 11/17/03##                             79,343
      182,248   Green Tree Home Equity Loan Trust,
                Series 1999-A A3,
                5.980% due 04/15/18##                            185,682
       70,000   Green Tree Home Equity Loan Trust,
                Series 1999-D A3,
                7.300% due 08/15/18                               72,103
      460,000   MBNA Master Credit Card Trust,
                Series 2001-A1 A1,
                5.750% due 10/15/08                              473,381
      390,000   MBNA Master Credit Card Trust,
                Series 1997-F A,
                6.600% due 11/15/04                              397,983
      100,000   MBNA Master Credit Card Trust,
                Series 2000-I A,
                6.900% due 01/15/08                              106,995
      133,018   Premier Auto Trust,
                Series 1999-1 A4,
                5.820% due 10/08/03##                            135,489
      464,483   Residential Asset Securities
                Corporation,
                Series 1999-KS1 AI3,
                6.110% due 05/25/24                              470,976
       23,388   The Money Store Home Equity Trust,
                Series 1994-D A5,
                8.925% due 06/15/22##                             23,807

TOTAL ASSET-BACKED SECURITIES
(Cost $2,654,089)                                              2,691,788
                                                               ---------

CORPORATE BONDS AND NOTES - 27.9%
      100,000   Alberta Energy Company Ltd., Notes,
                7.375% due 11/01/31                               98,014
      170,000   Albertson's, Inc., Debentures,
                8.000% due 05/01/31                              188,741
      375,000   Albertson's, Inc., Senior Notes,
                6.550% due 08/01/04                              394,192
      175,000   Alcan, Inc., Debentures,
                7.250% due 03/15/31                              183,342
      155,000   AT&T Corporation, Senior Notes,
                7.300% due 11/15/11                              159,120
       55,000    AT&T Corporation, Senior Notes,
                8.000% due 11/15/31                               57,763
      375,000   AT&T Wireless Services, Inc.,
                Senior Notes,
                7.875% due 03/01/11                              401,535
      100,000   BB&T Corporation, Notes,
                6.375% due 06/30/25#                             102,781
      250,000   Bristol Myers Squibb Company, Notes,
                4.750% due 10/01/06                              248,240
      100,000   Bristol-Myers Squibb Company,
                Debentures,
                6.800% due 11/15/26                              104,185
       40,000    Burlington Northern Santa Fe,
                Debentures,
                7.950% due 08/15/30                               44,660
      260,000   Burlington Northern Santa Fe, Notes,
                6.530% due 07/15/37                              271,482
      120,000   Burlington Northern Santa Fe, Notes,
                7.000% due 08/01/02                              123,166
      160,000   Canadian National Railway Company,
                Bonds,
                7.375% due 10/15/31                              169,698
      255,000   Capital One Bank, Senior Notes,
                6.875% due 02/01/06                              249,005
       85,000    Carolina Power & Light, Notes,
                6.800% due 08/15/07                               89,030
      125,000   Citigroup, Inc., Notes,
                6.500% due 01/18/11                              128,815
      180,000   Countrywide Home Loans, Inc., Notes,
                5.250% due 06/15/04                              182,792
      315,000   Countrywide Home Loans, Inc., Notes,
                5.500% due 08/01/06##                            314,660
      105,000   Deutsche Telekom International
                Finance, Bonds,
                8.250% due 06/15/30                              116,878
       50,000   Dominion Resources, Inc., Senior Notes,
                8.125% due 06/15/10                               55,177
      170,000   Dominion Virginia Power, Bonds,
                7.375% due 07/01/02                              173,471
      125,000   Dominion Virginia Power, Senior Notes,
                5.750% due 03/31/06                              126,382
       70,000   Energy East Corporation, Notes,
                8.050% due 11/15/10                               73,045
       45,000   Ford Motor Company, Notes,
                7.450% due 07/16/31                               41,344
      335,000   Ford Motor Credit Company, Notes,
                6.500% due 01/25/07                              328,086
      260,000   Ford Motor Credit Company, Notes,
                6.875% due 02/01/06                              260,603
      105,000   France Telecom, Notes,
                7.200% due 03/01/06                              111,617
      200,000   Franchise Finance Corporation of
                America,Notes,
                6.780% due 02/20/02##                            201,222
      280,000   Franchise Finance Corporation of
                America,Notes,
                7.020% due 02/20/03                              293,345
      240,000   General Motors Acceptance Corporation,
                Notes,
                6.125% due 09/15/06                              237,778
      110,000   Kellogg Company, Debentures,
                7.450% due 04/01/31                              118,445
      110,000   Kellogg Company, Notes,
                6.600% due 04/01/11                              113,247
      730,000   Kimco Realty Corporation, Senior Notes,
                6.500% due 10/01/03##                            759,864
      200,000   Kroger Company, Notes,
                6.800% due 04/01/11                              205,484
      250,000   Lockheed Martin Corporation, Notes,
                7.200% due 05/01/36##                            262,395
      145,000   MBNA America Bank N.A., Senior Notes,
                7.750% due 09/15/05##                            150,352
      205,000   Mellon Funding Corporation, Notes,
                6.400% due 05/14/11                              207,956
      175,000   Norfolk Southern Corporation, Senior
                Notes,
                8.375% due 05/15/05                              192,757

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       25

PRINCIPAL AMOUNT                                           VALUE (NOTE 1)
CORPORATE BONDS AND NOTES - CONTINUED
$     130,000   Northrop Grumman Corporation,
                Debentures,
                7.750% due 02/15/31                         $    141,211
       85,000   Petroleos Mexicanos, Notes,
                6.500% due 02/01/05                               86,912
      150,000   Pfizer, Inc., Notes,
                3.625% due 11/01/04                              149,565
      200,000   PG&E National Energy Group, Notes,
                10.375% due 05/16/11                             211,260
      120,000   Phillips Pete Company, Notes,
                6.650% due 03/01/03                              124,490
      195,000   PNC Funding Corporation, Notes,
                5.750% due 08/01/06                              198,011
      110,000   Potash Corporation of Saskatchewan,
                Notes,
                7.750% due 05/31/11                              116,642
       40,000   Province of Ontario, Senior Notes,
                5.500% due 10/01/08                               40,112
      180,000   PSEG Energy Holdings, Senior Notes,
                8.500% due 06/15/11                              176,375
      130,000   PSEG Power, Senior Notes,
                7.750% due 04/15/11                              136,461
       45,000   Salomon Smith Barney Holdings, Inc.,
                Notes,
                5.875% due 03/15/06                               46,109
      295,000   Simon Property Group, Inc., Notes,
                7.125% due 09/20/07                              298,549
       50,000   Southwest Airlines Company,
                Pass-through Certificates,
                5.496% due 11/01/06                               49,232
       85,000   Southwest Airlines Company,
                Pass-through Certificates,
                6.126% due 11/01/06                               83,472
      350,000   Sprint Capital Corporation, Notes,
                7.125% due 01/30/06                              365,148
       65,000   Union Pacific Corporation, Notes,
                7.600% due 05/01/05                               70,003
       65,000   Union Pacific Corporation, Notes,
                7.875% due 02/15/02                               65,390
      130,000   United Mexican States, Notes,
                8.375% due 01/14/11                              135,200
       75,000   Vastar Resources, Inc., MTN,
                6.390% due 01/15/08                               77,119
       90,000   Viacom, Inc., Notes,
                7.875% due 07/30/30                               99,355
      275,000   Vodafone AirTouch PLC, Notes,
                7.750% due 02/15/10                              302,492
      120,000   Washington Mutual Bank, Notes,
                6.875% due 06/15/11                              123,349
       85,000   Washington Mutual Finance, Senior
                Notes,
                6.250% due 05/15/06                               87,789
       25,000   Washington Mutual Finance, Senior
                Notes,
                6.875% due 05/15/11                               25,734
      315,000   Wells Fargo Bank N.A., Notes,
                6.450% due 02/01/11                              322,182
      160,000   WorldCom, Inc., Bonds,
                8.250% due 05/15/31                              169,613
      160,000   WorldCom, Inc., Debentures
                7.125% due 06/15/27                               77,275
       75,000   WorldCom, Inc., Notes,
                6.500% due 05/15/04                               77,104
      345,000   WorldCom, Inc., Notes,
                7.500% due 05/15/11                              355,488
       30,000   WorldCom, Inc., Notes,
                8.000% due 05/15/06                               31,964
TOTAL CORPORATE BONDS AND NOTES
(Cost $11,546,429)                                            11,784,275
                                                              ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 48.7%

AGENCIES:
$   3,730,000   TBA Jan., 30 Yr., 6.000% due 01/15/31       $  3,651,894
    5,200,000   TBA Jan., 30 Yr., 6.500% due 01/15/31          5,206,500
                                                              ----------
                                                               8,858,394

CMOS:
      175,000   1506PH (PAC), 6.800% due 04/15/08                186,671
      300,000   1638E (PAC), 6.250% due 04/15/23##               312,820
      389,639   16D (TAC), 10.000% due 10/15/19##                422,698
      600,513   2098VA (PAC), 6.000% due 10/15/05##              621,554
      184,282   2114VM (AD), 6.000% due 09/15/04##               190,595
                                                              ----------
                                                               1,734,338

PASS-THROUGHS:
    1,163,828   Pool #C51443, 7.500% due 05/01/31##            1,200,558
    1,681,715   Pool #C53100, 7.500% due 06/01/31              1,734,790
    2,230,115   Pool #C57751, 7.500% due 09/01/31              2,303,988
      377,400   Pool #C62011, 7.500% due 12/01/31                390,609
      372,009   Pool #C62012, 7.500% due 12/01/31                385,029
      300,717   Pool #C62013, 7.500% due 12/01/31                311,242
      848,525   Pool #C62014, 7.500% due 12/01/31##              878,223
      347,795   Pool #C62015, 7.500% due 12/01/31                359,968
      257,537   Pool #C62016, 7.500% due 12/01/31                266,551
    2,100,000   Pool #G01337, 7.000% due 12/01/25              2,155,125
                                                              ----------
                                                               9,986,083

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
(Cost $20,549,416)                                            20,578,815
                                                              ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 17.3%

CMOS:
      500,000   1673J (PAC), 6.000% due 04/15/23                 500,195
      252,568   1988-16B (PAC), 9.500% due 06/25/18##            277,810
      200,000   1993-135PG (PAC), 6.250% due
                07/25/08##                                       207,032
      220,567   2001-36V (AD), 5.500% due 10/25/15               214,140
      300,000   2149TR (PAC), 6.500% due 01/15/22##              311,191
      500,000   2343VH (PAC), 6.500% due 09/15/16                502,246
      834,824   2359PV (PAC), 6.500% due 02/15/24                834,563
      800,000   2359PA (PAC), 6.000% due 08/15/10                827,656
                                                              ----------
                                                               3,674,833

PASS-THROUGHS:
      306,420   Pool #359420, 5.500% due 07/01/24                296,652
      172,545   Pool #481487, 6.500% due 03/01/29                173,461
      159,342   Pool #591318, 5.000% due 07/01/31                145,736
    2,984,479   Pool #610342, 7.000% due 11/01/31##            3,045,101
                                                              ----------
                                                               3,660,950
TOTAL FEDERAL HOME LOAN MORTGAGE ASSOCIATION
(Cost $7,377,381)                                              7,335,783
                                                              ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 6.5%

AGENCIES:
    2,400,000   TBA Jan, 30 Yr., 6.500% due 01/15/31           2,408,256

PASS-THROUGHS:
       24,305   Pool #345362, 8.500% due 01/15/23                 26,189
      155,903   Pool #349544, 8.500% due 02/15/23##              167,985
        6,622   Pool #359315, 8.500% due 07/15/23                  7,135
      131,645   Pool #781058, 9.000% due 11/15/09##              143,149
                                                              ----------
                                                                 344,458

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(Cost $2,739,554)                                              2,752,714
                                                              ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       26

PRINCIPAL AMOUNT                                           VALUE (NOTE 1)
U.S. TREASURY BONDS - 2.0%
$      90,000   U.S. Treasury Bonds, 5.375% due 02/15/31    $     88,762
      567,000   U.S. Treasury Bonds, 8.875% due 02/15/19         760,846

TOTAL U.S. TREASURY BONDS
(Cost $900,728)                                                  849,608
                                                            ------------

U.S. TREASURY NOTES - 4.7%
      460,000   U.S. Treasury Notes, 3.500% due 11/15/06         443,578
    1,460,000   U.S. Treasury Notes, 6.125% due 11/15/27##     1,536,256

TOTAL U.S. TREASURY NOTES
(Cost $2,006,742)                                              1,979,834
                                                            ------------

TOTAL SECURITIES
(Cost $47,774,339)                                            47,972,817

PRINCIPAL AMOUNT
REPURCHASE AGREEMENT - 12.2%
$   5,159,000   Greenwich Capital Securities, Inc.^
                1.88% dated 12/31/01, due 01/02/02
                (Cost $5,159,000)                              5,159,000
                                                            ------------

TOTAL INVESTMENTS - 125.7%
(Cost $52,933,339*)                                           53,131,817

OTHER ASSETS AND LIABILITIES - (25.7)%
(Net)                                                        (10,868,654)
                                                            ------------

NET ASSETS - 100.0%                                         $ 42,263,163
                                                            ============

Please refer to page 28 for endnotes and abbreviations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ENDNOTES

+       Non-income-producing security.
#       Floating-rate note reflects the rate in effect at December 31, 2001.
##      Security subject to dollar roll transactions. See notes 1 and 4.
*       Aggregate cost for federal tax purposes is substantially the same.
Section Valued in good faith at fair value using procedures approved by the Board of Trustees.
@       Amount represents less than 0.1%.
++      144A security. Certain conditions for public sale may exist.
++++    All or a portion of this security held as collateral for short sale.
^ The repurchase agreement is fully collateralized by U.S. government and/ or agency obligations based on market prices at December 31, 2001. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

(a) Restricted securities: At December 31, 2001, the Fund below owned a restricted security, which may not be publicly sold without registration under the Securities Act of 1933 (note 1). Additional information on the security is as follows:

                                    ACQUISITION                          VALUE
        EMERGING MARKETS FUND          DATE       SHARES    COST       PER SHARE
        ------------------------------------------------------------------------
        Pepsi International Bottlers  3/20/97      18,970   $569,100    $   0.40

(b) All or a portion of this security is considered illiquid--those securities that are unable to be sold within seven days.
(c) The Fund held a position in The BISYS Group, holding company of Funds Distributor, Inc. (FDI), distributor of The Montgomery Funds. The Fund purchased these shares before BISYS's acquisition of FDI; the position has not been increased since that acquisition.

ABBREVIATIONS

AD Accretion Directed: These bonds receive, as principal, the negative amortization from tranche(s) in a deal. These securities often have guaranteed final maturities.
ADR       American Depositary Receipt
AMBAC     American Municipal Bond Assurance Corporation
AMT       Alternative Minimum Tax
CGIC      Capital Guaranty Insurance Corporation
CMO       Collateralized Mortgage Obligation
(F)       Foreign or Alien Shares
FGIC      Federal Guaranty Insurance Corporation
FLTR Floating-Rate Securities: bonds with coupon rates that adjust in proportion to an index.
FSA       Financial Security Assurance
GDR       Global Depositary Receipt
GO        General Obligation
LOC       Letter of Credit
MBIA      Municipal Bond Investors Assurance
MTN       Medium-Term Notes
PAC Planned Amortization Class: bonds with coupon rates that adjust in proportion to an index.
PCR       Pollution Control Revenue
PO        Principal Only
TAC Target Amortization Class: bond that pays principal based on a predetermined schedule which is derived by amortizing the collateral based on a single prepayment rate.
TBA       To-Be-Announced Security
TRANS     Tax and Revenue Anticipation Notes

                     THIS PAGE IS LEFT INTENTIONALLY BLANK.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)

                                                                        MID CAP             U.S.              NEW
ASSETS:                                                                  FOCUS             FOCUS             POWER
----------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities (including securities on loan*)                     $     1,318,113   $     1,443,865   $       325,279
    Repurchase agreements                                                  169,000            67,000             9,000
                                                                   ---------------   ---------------   ---------------
Total Investments                                                        1,487,113         1,510,865           334,279
Collateral for loaned securities (note 4)                                  126,400            17,500            50,700
Cash                                                                            --             1,131            13,030
Net unrealized appreciation of forward foreign-currency exchange
 contracts (note 4)                                                             --                --                --
Foreign currency, at value (Cost $797, $1,335,527, $278,879
 and $187, respectively)                                                        --                --                --
Receivables:
    Dividends                                                                  144               688               376
    Interest                                                                    14                 9                 3
    Expenses absorbed by Manager                                            53,779           218,758            64,127
    Shares of beneficial interest sold                                          --                --                --
    Investment securities sold                                              36,115            30,361                --
Other assets                                                                    68                --                46
                                                                   ---------------   ---------------   ---------------
Total Assets                                                             1,703,633         1,779,312           462,561
                                                                   ---------------   ---------------   ---------------

LIABILITIES:
----------------------------------------------------------------------------------------------------------------------
Short sales (proceeds $8,641,952) (note 1)                                      --                --                --
Net unrealized depreciation of forward foreign-currency exchange
  contracts (note 4)                                                            --                --                --
Payables:
    Collateral payable to broker                                           126,400            17,500            50,700
    Shares of beneficial interest redeemed                                      --                --                --
    Investment securities purchased                                             --            19,511             1,659
    Management fees                                                         31,428           187,226            52,821
    Administration fees                                                         89                97                24
    Share Marketing Plan fees (note 3) (Class P shares only)                    --                --               149
    Registration fees                                                           --               619                --
    Custodian fees                                                           3,781             2,938             8,269
    Trustees' fees and expenses                                                178               215                28
    Accounting fees                                                            618               335                88
    Cash overdrafts payable to custodian                                    24,104                --                --
    Transfer agency and servicing fees                                       3,605            44,460             2,441
    Other accrued liabilities and expenses                                  19,852             4,379               227
                                                                   ---------------   ---------------   ---------------
Total Liabilities                                                          210,055           277,280           116,406
                                                                   ---------------   ---------------   ---------------
Net Assets                                                         $     1,493,578   $     1,502,032   $       346,155
                                                                   ---------------   ---------------   ---------------
Investments at identified cost                                     $     1,375,720   $     1,409,893   $       374,188

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess
of net investment income)                                          $        (4,290)  $        (4,785)  $        (1,597)
Accumulated net realized gain/(loss) on investments                       (915,170)       (1,340,392)         (428,500)
Net unrealized appreciation/(depreciation) of investments                  111,393           100,972           (39,908)
Shares of beneficial interest                                                1,885             2,169               338
Additional paid-in capital                                               2,299,760         2,744,068           815,822
                                                                   ---------------   ---------------   ---------------
Net Assets                                                         $     1,493,578   $     1,502,032   $       346,155

NET ASSETS:
----------------------------------------------------------------------------------------------------------------------
    Class R shares                                                 $     1,493,542   $     1,501,999               N/A
    Class P shares                                                             N/A               N/A               N/A
    Class A shares                                                              12                11   $       346,135
    Class B shares                                                              12                11                10
    Class C shares                                                              12                11                10
    Class ML shares                                                            N/A               N/A               N/A
                                                                   ---------------   ---------------   ---------------
Net Assets                                                         $     1,493,578   $     1,502,032   $       346,155
Number of Fund shares outstanding:
    Class R shares                                                         188,535           216,875               N/A
    Class P shares                                                             N/A               N/A               N/A
    Class A shares                                                               2                 2            33,777
    Class B shares                                                               1                 2                 1
    Class C shares                                                               1                 2                 1
    Class ML shares                                                            N/A               N/A               N/A
                                                                   ---------------   ---------------   ---------------
Total Shares                                                               188,539           216,881            33,779
Class R shares: Net asset value, offering and redemption
price per share outstanding                                        $          7.92   $          6.93               N/A
                                                                   ---------------   ---------------   ---------------
Class P shares: Net asset value, offering and redemption
price per share outstanding                                                    N/A               N/A               N/A
                                                                   ---------------   ---------------   ---------------
Class A shares: Net asset value per share outstanding              $          7.95   $          6.93   $         10.25
                                                                   ---------------   ---------------   ---------------
Class A shares: Offering price per share outstanding (NAV/0.945)   $          8.44   $          7.35   $         10.88
                                                                   ---------------   ---------------   ---------------
Class B shares: Net asset value, offering and redemption
price per share outstanding                                        $          7.97   $          6.93   $         10.28
                                                                   ---------------   ---------------   ---------------
Class C shares: Net asset value, offering and redemption
price per share outstanding                                        $          7.97   $          6.93   $         10.28
                                                                   ---------------   ---------------   ---------------
Class ML shares: Net asset value, offering and redemption
price per share outstanding                                                    N/A               N/A               N/A
                                                                   ---------------   ---------------   ---------------
Class I shares: Net asset value, offering and redemption
price per share outstanding                                                    N/A               N/A               N/A
                                                                   ---------------   ---------------   ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       30

                                                                      INTERNATIONAL        GLOBAL           GLOBAL
ASSETS                                                                    FOCUS            FOCUS          LONG-SHORT
----------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities (including securities on loan*)                     $       139,170   $    36,105,332   $    48,897,790
    Repurchase agreements                                                   10,000           340,000        11,494,000
                                                                   ---------------   ---------------   ---------------
Total Investments                                                          149,170        36,445,332        60,391,790
Collateral for loaned securities (note 4)                                   15,800         6,039,400                --
Cash                                                                         1,002                --         9,908,953
Net unrealized appreciation of forward foreign-currency exchange
 contracts (note 4)                                                             --                --               785
Foreign currency, at value (Cost $797, $1,335,527, $278,879
 and $187, respectively)                                                        --               718         1,320,963
Receivables:
    Dividends                                                                  214            19,542            17,238
    Interest                                                                     3                26             8,839
    Expenses absorbed by Manager                                            84,763           125,960           292,656
    Shares of beneficial interest sold                                          --               167             1,909
    Investment securities sold                                              19,924           358,109           332,901
Other assets                                                                    --                --             8,493
                                                                   ---------------   ---------------   ---------------
Total Assets                                                               270,876        42,989,254        72,284,527
                                                                   ---------------   ---------------   ---------------

LIABILITIES:
----------------------------------------------------------------------------------------------------------------------
Short sales (proceeds $8,641,952) (note 1)                                      --                --         8,866,332
Net unrealized depreciation of forward foreign-currency exchange
contracts (note 4)                                                              21             2,835                --
Payables:
    Collateral payable to broker                                            15,800         6,039,400                --
    Shares of beneficial interest redeemed                                      --                --             4,740
    Investment securities purchased                                         10,628                --         1,247,858
    Management fees                                                         55,778           117,671           276,541
    Administration fees                                                         10             2,496            11,566
    Share Marketing Plan fees (note 3) (Class P shares only)                    --                --            66,860
    Registration fees                                                          570                --                --
    Custodian fees                                                           7,703            18,075            78,959
    Trustees' fees and expenses                                                152             3,622            11,466
    Accounting fees                                                             93             8,798            20,722
    Cash overdrafts payable to custodian                                        --           154,126            15,345
    Transfer agency and servicing fees                                       3,016            78,915            84,801
    Other accrued liabilities and expenses                                   8,448            87,226           339,074
                                                                   ---------------   ---------------   ---------------
Total Liabilities                                                          102,219         6,513,164        11,024,264
                                                                   ---------------   ---------------   ---------------
Net Assets                                                         $       168,657   $    36,476,090   $    61,260,263
                                                                   ---------------   ---------------   ---------------
Investments at identified cost                                     $       148,729   $    36,003,167   $    61,313,171

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess       $        (2,120)  $      (363,718)  $      (165,183)
of net investment income)
Accumulated net realized gain/(loss) on investments                       (471,416)      (38,440,194)      (10,766,391)
Net unrealized appreciation/(depreciation) of investments                      422           441,305        (1,162,221)
Shares of beneficial interest                                                  296            40,745            52,069
Additional paid-in capital                                                 641,475        74,797,952        73,301,989
                                                                   ---------------   ---------------   ---------------
Net Assets                                                         $       168,657   $    36,476,090   $    61,260,263
NET ASSETS:
----------------------------------------------------------------------------------------------------------------------
    Class R shares                                                 $       168,605   $    36,467,577   $    52,451,543
    Class P shares                                                             N/A               N/A               N/A
    Class A shares                                                              30             8,491                12
    Class B shares                                                              11                11                11
    Class C shares                                                              11                11         2,370,189
    Class ML shares                                                            N/A               N/A         6,438,508
                                                                   ---------------   ---------------   ---------------
Net Assets                                                         $       168,657   $    36,476,090   $    61,260,263
Number of Fund shares outstanding:
    Class R shares                                                          29,603         4,073,561         4,398,102
    Class P shares                                                             N/A               N/A               N/A
    Class A shares                                                               5               979                 1
    Class B shares                                                               2                 1                 1
    Class C shares                                                               2                 1           238,053
    Class ML shares                                                            N/A               N/A           570,711
                                                                   ---------------   ---------------   ---------------
Total Shares                                                                29,612         4,074,542         5,206,868
Class R shares: Net asset value, offering and redemption
price per share outstanding                                        $          5.70   $          8.95   $         11.93
                                                                   ---------------   ---------------   ---------------
Class P shares: Net asset value, offering and redemption
price per share outstanding                                                    N/A               N/A               N/A
                                                                   ---------------   ---------------   ---------------
Class A shares: Net asset value per share outstanding              $          5.74   $          8.68   $         11.93
                                                                   ---------------   ---------------   ---------------
Class A shares: Offering price per share outstanding (NAV/0.945)   $          6.09   $          9.21   $         12.66
                                                                   ---------------   ---------------   ---------------
Class B shares: Net asset value, offering and redemption
price per share outstanding                                        $          5.71   $          8.94   $         11.96
                                                                   ---------------   ---------------   ---------------
Class C shares: Net asset value, offering and redemption
price per share outstanding                                        $          5.71   $          8.92   $          9.96
                                                                   ---------------   ---------------   ---------------
Class ML shares: Net asset value, offering and redemption
price per share outstanding                                                    N/A               N/A   $         11.28
                                                                   ---------------   ---------------   ---------------
Class I shares: Net asset value, offering and redemption
price per share outstanding                                                    N/A               N/A               N/A


                                                                       EMERGING          EMERGING         TOTAL RETURN
ASSETS                                                                  MARKETS        MARKETS FOCUS          BOND
----------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities (including securities on loan*)                     $   145,942,351   $     8,495,948   $    47,972,817
    Repurchase agreements                                                2,580,000           486,000         5,159,000
                                                                   ---------------   ---------------   ---------------
Total Investments                                                      148,522,351         8,981,948        53,131,817
Collateral for loaned securities (note 4)                               23,982,100            70,200                --
Cash                                                                         1,374             1,282                --
Net unrealized appreciation of forward foreign-currency exchange
 contracts (note 4)                                                             --                --                --
Foreign currency, at value (Cost $797, $1,335,527, $278,879
 and $187, respectively)                                                   272,787               185                --
Receivables:
    Dividends                                                              209,273             5,547                --
    Interest                                                                   134                54           474,891
    Expenses absorbed by Manager                                           305,114            27,745            49,578
    Shares of beneficial interest sold                                      14,509             1,938                --
    Investment securities sold                                           1,482,594            97,139        40,340,188
Other assets                                                                    --                15                --
                                                                   ---------------   ---------------   ---------------
Total Assets                                                           174,790,236         9,186,053        93,996,474
                                                                   ---------------   ---------------   ---------------

LIABILITIES:
----------------------------------------------------------------------------------------------------------------------
Short sales (proceeds $8,641,952) (note 1)                                      --                --           791,931
Net unrealized depreciation of forward foreign-currency exchange
contracts (note 4)                                                           9,299                --                --
Payables:
    Collateral payable to broker                                        23,982,100            70,200                --
    Shares of beneficial interest redeemed                                       1                --                --
    Investment securities purchased                                      1,785,408                --        50,462,709
    Management fees                                                        315,925             6,696            55,131
    Administration fees                                                      9,513             1,659             1,821
    Share Marketing Plan fees (note 3) (Class P shares only)                   575                --                13
    Registration fees                                                      146,844             5,239            12,647
    Custodian fees                                                              --                --           204,876
    Trustees' fees and expenses                                              8,805             1,003             1,545
    Accounting fees                                                         21,388               553             2,127
    Cash overdrafts payable to custodian                                        --                --            75,435
    Transfer agency and servicing fees                                     269,956             2,927             4,299
    Other accrued liabilities and expenses                                 197,110            18,266           120,777
                                                                   ---------------   ---------------   ---------------
Total Liabilities                                                       26,746,924           106,543        51,733,311
                                                                   ---------------   ---------------   ---------------
Net Assets                                                         $   148,043,312   $     9,079,510   $    42,263,163
                                                                   ---------------   ---------------   ---------------
Investments at identified cost                                     $   151,537,630   $     7,767,018   $    52,933,339

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess       $      (979,876)  $           309   $        40,294
of net investment income)
Accumulated net realized gain/(loss) on investments                   (335,097,040)       (3,339,202)         (309,842)
Net unrealized appreciation/(depreciation) of investments               (3,060,563)        1,215,331           197,993
Shares of beneficial interest                                              171,084             6,778            35,534
Additional paid-in capital                                             487,009,707        11,196,294        42,299,184
                                                                   ---------------   ---------------   ---------------
Net Assets                                                         $   148,043,312   $     9,079,510   $    42,263,163

NET ASSETS:
----------------------------------------------------------------------------------------------------------------------
    Class R shares                                                 $   147,852,570   $     9,079,472   $    29,509,065
    Class P shares                                                             N/A               N/A               N/A
    Class A shares                                                         190,718                12                10
    Class B shares                                                              12                12                11
    Class C shares                                                              12                14                10
    Class ML shares                                                            N/A               N/A        12,754,067
                                                                   ---------------   ---------------   ---------------
Net Assets                                                         $   148,043,312   $     9,079,510   $    42,263,163
Number of Fund shares outstanding:
    Class R shares                                                      17,085,754           677,765         2,481,047
    Class P shares                                                             N/A               N/A               N/A
    Class A shares                                                          22,637                 1                 1
    Class B shares                                                               1                 1                 1
    Class C shares                                                               1                 1                 1
    Class ML shares                                                            N/A               N/A         1,072,383
                                                                   ---------------   ---------------   ---------------
Total Shares                                                            17,108,393           677,768         3,553,433
Class R shares: Net asset value, offering and redemption
price per share outstanding                                        $          8.65   $         13.40   $         11.89
                                                                   ---------------   ---------------   ---------------
Class P shares: Net asset value, offering and redemption
price per share outstanding                                                    N/A               N/A               N/A
                                                                   ---------------   ---------------   ---------------
Class A shares: Net asset value per share outstanding              $          8.43   $         13.49   $         12.08
                                                                   ---------------   ---------------   ---------------
Class A shares: Offering price per share outstanding (NAV/0.945)   $          8.93   $         14.31   $         12.82
                                                                   ---------------   ---------------   ---------------
Class B shares: Net asset value, offering and redemption
price per share outstanding                                        $          8.68   $         13.49   $         12.13
                                                                   ---------------   ---------------   ---------------
Class C shares: Net asset value, offering and redemption
price per share outstanding                                        $          8.68   $         13.52   $         12.07
                                                                   ---------------   ---------------   ---------------
Class ML shares: Net asset value, offering and redemption
price per share outstanding                                                    N/A               N/A               N/A
                                                                   ---------------   ---------------   ---------------
Class I shares: Net asset value, offering and redemption
price per share outstanding                                                    N/A               N/A   $         11.89
                                                                   ---------------   ---------------   ---------------

*Securities on loan at December 31, 2001, were valued at $118,725, $17,087, $48,607 $15,134, $5,930,763, $23,230,874 and $1,152,184 for the Mid Cap Focus
 Fund, U.S. Focus Fund, New Power Fund, International Focus Fund, Global Focus Fund, Emerging Markets Fund and Emerging Markets Focus Fund, respectively.

STATEMENTS OF OPERATIONS
Six Months Ended December 31, 2001 (Unaudited)

                                                                         MID CAP            U.S.             NEW
NET INVESTMENT INCOME:                                                    FOCUS            FOCUS            POWER
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                            $         6,715   $         1,305   $           973
Dividends                                                                     2,412             5,117             2,407
Securities lending income (note 4)                                              217                42               152
Foreign taxes withheld                                                           --                --               (27)
                                                                    ---------------   ---------------   ---------------
Total Income                                                                  9,344             6,464             3,505
                                                                    ---------------   ---------------   ---------------

EXPENSES:
Custodian fee                                                                 1,973             2,507             4,562
Transfer agency and servicing fees                                            6,026            30,752             4,243
Management fee (note 2)                                                       9,682             7,992             2,312
Administration fee (note 2)                                                     678               560               162
Share Marketing Plan fee (note 3)
    Class P                                                                      --                --                --
    Class A                                                                      --                --               149
    Class B                                                                      --                --                --
    Class C                                                                      --                --                --
    Class ML                                                                     --                --                --
Professional fees                                                            11,419            20,195            21,808
Trustees' fees                                                                  376               347               224
Registration fees                                                            23,160            23,910             6,339
Accounting fees                                                                 578               485               162
Printing fees                                                                 3,284            62,549             6,547
Shareholder servicing fees (note 2)                                              --                --                --
Other                                                                        20,386            17,533             6,992
Tax expense                                                                      --                --                --
Interest expense                                                                 28                87                --
                                                                    ---------------   ---------------   ---------------
Total Expenses                                                               77,590           166,917            53,500
Fees deferred and/or expenses absorbed by Manager (note 2)                  (63,993)         (155,668)          (50,132)
Class R reimbursement                                                            --                --                --
Class A reimbursement                                                            --                --                --
Class I reimbursement                                                            --                --                --
                                                                    ---------------   ---------------   ---------------
Net Expenses                                                                 13,597            11,249             3,368
                                                                    ---------------   ---------------   ---------------
Net Investment Income/(Loss)                                                 (4,253)           (4,785)              137
                                                                    ---------------   ---------------   ---------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
-----------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Securities transactions                                                (195,053)         (256,296)         (118,316)
    Securities sold short                                                        --                --                --
    Written options                                                              --                --                --
    Foreign-currency transactions and other assets                               --                --                --
                                                                    ---------------   ---------------   ---------------
Net Realized Gain/(Loss) on Investments                                    (195,053)         (256,296)         (118,316)

Net change in unrealized appreciation/(depreciation) of:
    Securities transactions                                                 (72,792)           67,319           (22,976)
    Forward foreign-currency exchange contracts                                  --                --                (3)
    Securities sold short                                                        --                --                --
    Foreign-currency transactions and other assets                               --                --                --
                                                                    ---------------   ---------------   ---------------
Net Unrealized Appreciation/(Depreciation) of Investments                   (72,792)           67,319           (22,979)
                                                                    ---------------   ---------------   ---------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                     (267,845)         (188,977)         (141,295)
                                                                    ---------------   ---------------   ---------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $      (272,098)  $      (193,762)  $      (141,158)
                                                                    ---------------   ---------------   ---------------

                                       32

                                                                     INTERNATIONAL        GLOBAL            GLOBAL
NET INVESTMENT INCOME:                                                   FOCUS             FOCUS           LONG-SHORT
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                            $           307   $        20,515   $       451,569
Dividends                                                                       614           139,303           626,827
Securities lending income (note 4)                                                4             3,148                --
Foreign taxes withheld                                                          (25)           (2,702)           (9,035)
                                                                    ---------------   ---------------   ---------------
Total Income                                                                    900           160,264         1,069,361
                                                                    ---------------   ---------------   ---------------

EXPENSES:
Custodian fee                                                                 6,216            12,719            61,107
Transfer agency and servicing fees                                            8,308           105,301           106,232
Management fee (note 2)                                                       1,089           399,800           570,025
Administration fee (note 2)                                                      69            14,673            26,662
Share Marketing Plan fee (note 3)
    Class P                                                                      --                --                --
    Class A                                                                      --                10                --
    Class B                                                                      --                --            20,012
    Class C                                                                      --                 1            11,555
    Class ML                                                                     --                --            12,168
Professional fees                                                            17,760            19,839            87,416
Trustees' fees                                                                  306             1,641             6,718
Registration fees                                                            24,466            19,736            38,406
Accounting fees                                                                  84            13,449            29,446
Printing fees                                                                 3,761            25,650            33,193
Shareholder servicing fees (note 2)                                              --                --            62,373
Other                                                                         7,233            24,993           173,537
Tax expense                                                                      --                --             6,974
Interest expense                                                                104             1,936             3,063
                                                                    ---------------   ---------------   ---------------
Total Expenses                                                               69,396           639,748         1,248,887
Fees deferred and/or expenses absorbed by Manager (note 2)                  (67,664)         (261,381)         (277,545)
Class R reimbursement                                                            --                --           (15,111)
Class A reimbursement                                                            --                (6)               --
Class I reimbursement                                                            --                --                --
                                                                    ---------------   ---------------   ---------------
Net Expenses                                                                  1,732           378,361           956,231
                                                                    ---------------   ---------------   ---------------
Net Investment Income/(Loss)                                                   (832)         (218,097)          113,130
                                                                    ---------------   ---------------   ---------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
-----------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Securities transactions                                                 (41,802)      (11,351,636)      (11,776,954)
    Securities sold short                                                        --                --         3,100,863
    Written options                                                              --                --             1,329
    Foreign-currency transactions and other assets                             (551)         (156,453)         (169,031)
                                                                    ---------------   ---------------   ---------------
Net Realized Gain/(Loss) on Investments                                     (42,353)      (11,508,089)       (8,843,793)

Net change in unrealized appreciation/(depreciation) of:
    Securities transactions                                                   2,105         1,923,583        (1,755,264)
    Forward foreign-currency exchange contracts                                   5            11,254           (15,361)
    Securities sold short                                                        --                --           629,526
    Foreign-currency transactions and other assets                              (35)           (3,168)            1,219
                                                                    ---------------   ---------------   ---------------
Net Unrealized Appreciation/(Depreciation) of Investments                     2,075         1,931,669        (1,139,880)
                                                                    ---------------   ---------------   ---------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                      (40,278)       (9,576,420)       (9,983,673)
                                                                    ---------------   ---------------   ---------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $       (41,110)  $    (9,794,517)  $    (9,870,543)
                                                                    ---------------   ---------------   ---------------

                                                                       EMERGING          EMERGING        TOTAL RETURN
                                                                        MARKETS        MARKETS FOCUS         BOND
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                            $        17,041   $        21,056   $     1,252,288
Dividends                                                                 1,523,218           102,749                --
Securities lending income (note 4)                                           19,629               117                --
Foreign taxes withheld                                                      (98,042)             (739)               --
                                                                    ---------------   ---------------   ---------------
Total Income                                                              1,461,846           123,183         1,252,288
                                                                    ---------------   ---------------   ---------------

EXPENSES:
Custodian fee                                                               139,124             5,483            11,434
Transfer agency and servicing fees                                          338,381             4,856             8,304
Management fee (note 2)                                                   1,481,398            52,055           166,969
Administration fee (note 2)                                                  50,040             3,313            10,227
Share Marketing Plan fee (note 3)
    Class P                                                                      --                --                --
    Class A                                                                     360                --                13
    Class B                                                                      --                --                --
    Class C                                                                      --                --                --
    Class ML                                                                     --                --                --
Professional fees                                                            45,490            21,822            16,941
Trustees' fees                                                                5,040               707             1,388
Registration fees                                                            24,384            26,281             7,366
Accounting fees                                                              40,229             2,223             8,663
Printing fees                                                                82,081             6,724             5,355
Shareholder servicing fees (note 2)                                              --                --                --
Other                                                                        46,249            83,961             4,771
Tax expense                                                                  14,535             2,457                --
Interest expense                                                                 --               338             1,255
                                                                    ---------------   ---------------   ---------------
Total Expenses                                                            2,267,311           210,220           242,686
Fees deferred and/or expenses absorbed by Manager (note 2)                 (893,245)         (129,167)         (102,266)
Class R reimbursement                                                            --            (2,587)               --
Class A reimbursement                                                           (36)               --                (3)
Class I reimbursement                                                            --                --            (6,067)
                                                                    ---------------   ---------------   ---------------
Net Expenses                                                              1,374,030            78,466           134,350
                                                                    ---------------   ---------------   ---------------
Net Investment Income/(Loss)                                                 87,816            44,717         1,117,938
                                                                    ---------------   ---------------   ---------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
-----------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Securities transactions                                             (10,583,083)       (1,281,631)          540,874
    Securities sold short                                                        --                --                --
    Written options                                                              --                --            15,738
    Foreign-currency transactions and other assets                         (329,824)         (115,296)               --
                                                                    ---------------   ---------------   ---------------
Net Realized Gain/(Loss) on Investments                                 (10,912,907)       (1,396,927)          556,612

Net change in unrealized appreciation/(depreciation) of:
    Securities transactions                                               4,827,775           915,880           180,644
    Forward foreign-currency exchange contracts                              (9,299)               --                --
    Securities sold short                                                        --                --              (485)
    Foreign-currency transactions and other assets                          (30,501)              866                --
                                                                    ---------------   ---------------   ---------------
Net Unrealized Appreciation/(Depreciation) of Investments                 4,787,975           916,746           180,159
                                                                    ---------------   ---------------   ---------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                   (6,124,932)         (480,181)          736,771
                                                                    ---------------   ---------------   ---------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $    (6,037,116)  $      (435,464)  $     1,854,709
                                                                    ---------------   ---------------   ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
Six Months Ended December 31, 2001 (Unaudited) and Year Ended June 30, 2001

                                                                      MID CAP FOCUS                      U.S. FOCUS
                                                          ---------------------------------   ---------------------------------
                                                                12/31/01                           12/31/01
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:            (UNAUDITED)         6/30/01         (UNAUDITED)          6/30/01
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                              $        (4,253)  $        13,171   $        (4,785)  $       (20,619)
Net realized gain/(loss) on investments                          (195,053)         (720,117)         (256,296)       (1,043,255)
Net unrealized appreciation/(depreciation) of
 investments                                                      (72,792)          184,185            67,319           (60,759)
                                                          ---------------   ---------------   ---------------   ---------------
Net Increase/(Decrease) in Net Assets Resulting
 from Operations                                                 (272,098)         (522,761)         (193,762)       (1,124,633)

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------------------------------------------
From net investment income:
    Class R shares                                                 (5,356)           (7,852)               --                --
    Class P shares                                                     --                --                --                --
    Class A shares                                                     --                --                --                --
From net realized gains on investments:
    Class R shares                                                     --                --                --          (123,628)
    Class P shares                                                     --                --                --                --
Total Distributions to Shareholders                                (5,356)           (7,852)               --          (123,628)

BENEFICIAL INTEREST TRANSACTIONS:
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest
 transactions (note 6)                                           (730,449)        3,032,094          (162,085)         (239,420)
Net Increase/(Decrease) in Net Assets                          (1,007,903)        2,501,481          (355,847)       (1,487,681)

NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                             2,501,481                --         1,857,879         3,345,560
End of Period                                             $     1,493,578   $     2,501,481   $     1,502,032   $     1,857,879
Accumulated Undistributed Net Investment Income/
 (Accumulated Net Investment Loss)                        $        (4,290)  $         5,319   $        (4,785)               --

                                                                     GLOBAL LONG-SHORT               EMERGING MARKETS
                                                          ---------------------------------   ---------------------------------
                                                               12/31/01                            12/31/01
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:           (UNAUDITED)          6/30/01        (UNAUDITED)          6/30/01
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                              $       113,130   $    (1,656,943)  $        87,816   $       230,423
Net realized gain/(loss) on investments                        (8,843,793)       18,140,836       (10,912,907)      (18,100,952)
Net unrealized appreciation/(depreciation) of investments      (1,139,880)     (109,872,790)        4,787,975       (50,073,945)
                                                          ---------------   ---------------   ---------------   ---------------
Net Increase/(Decrease) in Net Assets Resulting
 from Operations                                               (9,870,543)      (93,388,897)       (6,037,116)      (67,944,474)

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------------------------------------------
From net investment income:
    Class R shares                                                     --                --                --                --
    Class A shares                                                     --                --                --                --
    Class I shares                                                     --                --                --                --
From net realized gains on investments:
    Class R shares                                                     --       (79,703,639)               --                --
    Class A shares                                                     --                --                --                --
Total Distributions to Shareholders                                    --       (79,703,639)               --                --

BENEFICIAL INTEREST TRANSACTIONS:
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest
 transactions (note 6)                                        (32,247,740)     (125,089,996)      (13,102,374)      (61,908,255)
Net Increase/(Decrease) in Net Assets                         (42,118,283)     (298,182,532)      (19,139,490)     (129,852,729)

NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                           103,378,546       401,561,078       167,182,802       297,035,531
End of Period                                             $    61,260,263   $   103,378,546   $   148,043,312   $   167,182,802
Accumulated Undistributed Net Investment Income/
 (Accumulated Net Investment Loss)                        $      (165,183)  $      (278,313)  $      (979,876)  $    (1,067,692)

                                                                      NEW POWER                      INTERNATIONAL FOCUS
                                                          ---------------------------------   ---------------------------------
                                                              12/31/01                            12/31/01
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:          (UNAUDITED)          6/30/01        (UNAUDITED)         6/30/01
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                              $           137   $         3,054   $          (832)  $        (7,585)
Net realized gain/(loss) on investments                          (118,316)         (300,677)          (42,353)         (274,408)
Net unrealized appreciation/(depreciation) of
 investments                                                      (22,979)          (16,929)            2,075            29,192
                                                          ---------------   ---------------   ---------------   ---------------
Net Increase/(Decrease) in Net Assets Resulting
 from Operations                                                 (141,158)         (314,552)          (41,110)         (252,801)

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------------------------------------------
From net investment income:
    Class R shares                                                     --            (1,527)               --                --
    Class P shares                                                     --                --                --                --
    Class A shares                                                   (600)               --                --                --
From net realized gains on investments:
    Class R shares                                                     --           (12,168)               --                --
    Class P shares                                                     --                --                --                --
Total Distributions to Shareholders                                  (600)          (13,695)               --                --

BENEFICIAL INTEREST TRANSACTIONS:
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest
 transactions (note 6)                                           (144,087)          960,247           (59,045)       (1,742,455)
Net Increase/(Decrease) in Net Assets                            (285,845)          632,000          (100,155)       (1,995,256)

NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                               632,000                --           268,812        2 ,264,068
End of Period                                             $       346,155   $       632,000   $       168,657   $       268,812
Accumulated Undistributed Net Investment Income/
 (Accumulated Net Investment Loss)                        $        (1,597)  $        (1,134)  $        (2,120)  $        (1,288)

                                                                     GLOBAL FOCUS
                                                          ---------------------------------
                                                               12/31/01
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:           (UNAUDITED)         6/30/01
-------------------------------------------------------------------------------------------
Net investment income/(loss)                              $      (218,097)  $      (658,596)
Net realized gain/(loss) on investments                       (11,508,089)      (26,881,741)
Net unrealized appreciation/(depreciation) of
 investments                                                    1,931,669       (11,202,105)
                                                          ---------------   ---------------
Net Increase/(Decrease) in Net Assets Resulting
 from Operations                                               (9,794,517)      (38,742,442)

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------
From net investment income:
    Class R shares                                                     --                --
    Class P shares                                                     --                --
    Class A shares                                                     --                --
From net realized gains on investments:
    Class R shares                                                     --       (17,735,130)
    Class P shares                                                     --            (3,656)
Total Distributions to Shareholders                                    --       (17,738,786)

BENEFICIAL INTEREST TRANSACTIONS:
-------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest
 transactions (note 6)                                         (7,092,839)       (6,014,294)
Net Increase/(Decrease) in Net Assets                         (16,887,356)      (62,495,522)

NET ASSETS:
Beginning of period                                            53,363,446       115,858,968
End of Period                                             $    36,476,090   $    53,363,446
Accumulated Undistributed Net Investment Income/
 (Accumulated Net Investment Loss)                        $      (363,718)  $      (145,621)

                                                                EMERGING MARKETS FOCUS                TOTAL RETURN BOND
                                                          ---------------------------------   ---------------------------------
                                                             12/31/01                           12/31/01
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:          (UNAUDITED)          6/30/01       (UNAUDITED)          6/30/01
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                              $        44,717   $       112,772   $     1,117,938   $     1,794,142
Net realized gain/(loss) on investments                        (1,396,927)         (934,540)          556,612         1,074,896
Net unrealized appreciation/(depreciation) of investments         916,746          (271,717)          180,159           136,289
                                                          ---------------   ---------------   ---------------   ---------------
Net Increase/(Decrease) in Net Assets Resulting
 from Operations                                                 (435,464)       (1,093,485)        1,854,709         3,005,327

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------------------------------------------
From net investment income:
    Class R shares                                                (70,452)          (17,342)         (992,900)       (1,794,142)
    Class A shares                                                     --                --              (253)               --
    Class I shares                                                     --                --          (125,205)               --
From net realized gains on investments:
    Class R shares                                                     --                --          (558,191)               --
    Class A shares                                                     --                --          (233,120)               --
Total Distributions to Shareholders                               (70,452)          (17,342)       (1,909,669)       (1,794,142)

BENEFICIAL INTEREST TRANSACTIONS:
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest
 transactions (note 6)                                           (570,688)        6,541,645        10,530,497         2,464,773
Net Increase/(Decrease) in Net Assets                          (1,076,604)        5,430,818        10,475,537         3,675,958

NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                            10,156,114         4,725,296        31,787,626        28,111,668
End of Period                                             $     9,079,510   $    10,156,114   $    42,263,163   $    31,787,626
Accumulated Undistributed Net Investment Income/
 (Accumulated Net Investment Loss)                        $           309   $        26,044   $        40,294   $        40,714

STATEMENT OF CASH FLOW
Six Months Ended December 31, 2001

                                                                                 GLOBAL
                                                                               LONG-SHORT    TOTAL RETURN BOND
                                                                            ---------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
-------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                               $       113,130    $     1,117,938
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
    Increase/(decrease) in interest receivable                             $        58,933    $      (198,451)
    Increase/(decrease) in dividend receivable                                      34,642                 --
    Increase/(decrease) in foreign currency                                       (226,894)                --
    Increase/(decrease) in other assets and liabilities                         (1,035,801)            83,419
    Increase/(decrease) in accrued management fee payable                          (45,019)            42,219
    Net accretion of discount                                                       (4,393)           (41,679)
                                                                           ---------------    ---------------
    Total adjustments                                                           (1,218,532)          (114,492)
                                                                           ---------------    ---------------
Net Cash Provided by Operating Activities                                       (1,105,402)         1,003,446

CASH FLOWS FROM INVESTING ACTIVITIES:
-------------------------------------------------------------------------------------------------------------
    Proceeds from sales of investments                                         141,284,395      1,094,574,602
    Purchases of securities                                                   (122,634,318)    (1,111,192,337)
    Proceeds from short sales                                                    8,641,952                 --
    Purchases of short sales                                                    (6,683,471)                --
    Increase/(decrease) in receivable for investments sold                       3,236,830        (31,179,539)
    Increase/(decrease) in receivable for short sales                              174,666                 --
    Increase/(decrease) in payable for investments purchased                    (5,543,272)        36,809,023

Cash Provided by Investing Activities                                           18,476,782        (10,988,251)

CASH FLOWS FROM FINANCING ACTIVITIES:
-------------------------------------------------------------------------------------------------------------
    Increase/(decrease) in receivable for shares of beneficial
      interest sold                                                                  5,094             16,005
    Increase/(decrease) in payable for shares of beneficial
      interest redeemed                                                           (490,212)           (80,014)
    Net capital shares transactions                                            (32,247,740)        10,530,497
    Distributions paid                                                                  --           (755,754)
    Payments on loans                                                                   --             75,435
    Change in dividends payable                                                    (38,961)           198,636
                                                                           ---------------    ---------------

Cash Used by Financing Activities                                              (32,771,819)         9,984,805

Net increase/(decrease) in cash                                                (15,400,439)                --
Cash at beginning of period                                                     25,309,392                 --
                                                                           ---------------    ---------------
Cash at End of Period                                                      $     9,908,953    $            --

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                     This page is intentionally left blank.

FINANCIAL HIGHLIGHTS
Selected Per-share Data for the Year or Period Ended:

===================================================================================================================================
                                                     NET REALIZED   NET INCREASE/
                            NET ASSET                    AND        (DECREASE)   DIVIDENDS DIVIDENDS IN  DISTRIBUTIONS DISTRIBUTIONS
                             VALUE -        NET       UNREALIZED      FROM       FROM NET  EXCESS OF NET  FROM NET    IN EXCESS OF
                            BEGINNING OF INVESTMENT   GAIN/(LOSS)ON INVESTMENT   INVESTMENT INVESTMENT    REALIZED     NET REALIZED
                                PERIOD   INCOME/(LOSS) INVESTMENTS  OPERATIONS   INCOME     INCOME      CAPITAL GAINS  CAPITAL GAINS
===================================================================================================================================
MID CAP FOCUS FUND (a)
CLASS A
  Period ended 12/31/01     $     6.92          --   $     1.03     $    1.03           --            --           --           --
CLASS B
  Period ended 12/31/01           6.92          --         1.05          1.05           --            --           --           --
CLASS C
  Period ended 12/31/01           6.92          --         1.05          1.05           --            --           --           --

U.S. FOCUS FUND (b)
CLASS A
  Period ended 12/31/01           6.46          --         0.47          0.47           --            --           --           --
CLASS B
  Period ended 12/31/01           6.46          --         0.47          0.47           --            --           --           --
CLASS C
  Period ended 12/31/01           6.46          --         0.47          0.47           --            --           --           --

NEW POWER FUND (f)(j)
CLASS R
  Period ended 10/31/01           7.88   $   (0.01)        2.12          2.11           --            --           --           --
  Period ended 6/30/01           10.00        0.03        (2.06)        (2.03)   $   (0.01)           --     $  (0.08)          --
CLASS A
  Period ended 12/31/01          10.00          --         0.26          0.26        (0.02)           --           --           --
CLASS B
  Period ended 12/31/01          10.00          --         0.28          0.28           --            --           --           --
CLASS C
  Period ended 12/31/01          10.00          --         0.28          0.28           --            --           --           --

INTERNATIONAL FOCUS FUND (c)
CLASS A
  Period ended 12/31/01           5.39          --         0.35          0.35           --            --           --           --
CLASS B
  Period ended 12/31/01           5.39          --         0.32          0.32           --            --           --           --
CLASS C
  Period ended 12/31/01           5.39          --         0.32          0.32           --            --           --           --
CLASS A

GLOBAL FOCUS FUND (d)(g)
CLASS A
  Period ended 12/31/01          10.68          --        (2.00)        (2.00)          --            --           --           --
  Year ended 6/30/01++           22.35       (1.46)       (6.26)        (7.72)          --            --        (3.95)          --
  Year ended 6/30/00++           21.83       (0.47)        4.10          3.63           --            --        (3.11)          --
  Year ended 6/30/99++           20.68       (0.14)        2.64          2.50        (0.21)    $   (0.09)       (1.05)          --
  Year ended 6/30/98++           19.98        0.09         2.46          2.55           --            --        (1.85)          --
  Year ended 6/30/97             15.89       (0.02)        4.11          4.09           --            --           --           --
CLASS B
  Period ended 12/31/01           8.41          --         0.53          0.53           --            --           --           --
CLASS C
  Period ended 12/31/01           8.41          --         0.51          0.51           --            --           --           --

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       38

============================================================================================================
                                                                             RATIO OF NET    NET INVESTMENT
                                            NET ASSET            NET ASSETS   INVESTMENT      INCOME/(LOSS)
                                             VALUE -                END      INCOME/(LOSS)   BEFORE DEFERRAL
                                TOTAL        END OF     TOTAL    OF PERIOD    TO AVERAGE      OF FEES
                            DISTRIBUTIONS    PERIOD    RETURN*   (IN 000S)    NET ASSETS      BY MANAGER
============================================================================================================
MID CAP FOCUS FUND (a)
CLASS A
  Period ended 12/31/01              --     $  7.95      3.52%          --        0.00%+       $   0.03
CLASS B
  Period ended 12/31/01              --        7.97      3.91%          --        0.00%+           0.03
CLASS C
  Period ended 12/31/01              --        7.97      3.91%          --        0.00%+           0.03

U.S. FOCUS FUND (b)
CLASS A
  Period ended 12/31/01              --        6.93     (0.72)%         --        0.00%+             --
CLASS B
  Period ended 12/31/01              --        6.93     (0.72)%         --        0.00%+             --
CLASS C
  Period ended 12/31/01              --        6.93     (0.72)%         --        0.00%+             --

NEW POWER FUND (f)(j)
CLASS R
  Period ended 10/31/01              --        9.99    (29.81)%    $   441       (0.16)%+         (0.72)
  Period ended 6/30/01        $   (0.09)       7.88    (20.40)%        632        0.44%+          (0.47)
CLASS A
  Period ended 12/31/01           (0.02)      10.24      2.89%         346        0.06%+          (1.38)
CLASS B
  Period ended 12/31/01              --       10.28      3.01%          --        0.00%+             --
CLASS C
  Period ended 12/31/01              --       10.28      3.01%          --        0.00%+             --

INTERNATIONAL FOCUS FUND (c)
CLASS A
  Period ended 12/31/01              --        5.74      1.95%          --        0.00%+             --
CLASS B
  Period ended 12/31/01              --        5.71      1.42%          --        0.00%+             --
CLASS C
  Period ended 12/31/01              --        5.71      1.42%          --        0.00%+             --
CLASS A

GLOBAL FOCUS FUND (d)(g)
CLASS A
  Period ended 12/31/01              --        8.68    (18.88)%          8       (0.05)%+            --
  Year ended 6/30/01++            (3.95)      10.68    (38.59)%          9       (1.07)%          (1.49)
  Year ended 6/30/00++            (3.11)      22.35     16.91%          20       (1.99)%          (0.66)
  Year ended 6/30/99++            (1.35)      21.83     13.46%          55       (0.72)%          (0.14)
  Year ended 6/30/98++            (1.85)      20.68     14.12%          52        0.34%            0.09
  Year ended 6/30/97                 --       19.98     25.74%           9       (0.21)%+         (0.03)
CLASS B
  Period ended 12/31/01              --        8.94      0.90%          --        0.00%+             --
CLASS C
  Period ended 12/31/01              --        8.92      0.68%          --        0.00%+             --

=============================================================================================================
                                                                         EXPENSE RATIO
                                                          EXPENSE           BEFORE
                                                           RATIO        DEFERRAL OF FEES      EXPENSE RATIO
                                            PORTFOLIO    INCLUDING         BY MANAGER,           EXCLUDING
                                            TURNIVER    INTEREST AND    INCLUDING INTEREST     INTEREST AND
                                              RATE      TAX EXPENSE      AND TAX EXPENSE       TAX EXPENSE
=============================================================================================================
MID CAP FOCUS FUND (a)
CLASS A
  Period ended 12/31/01                        75%          1.41%+               8.02%+          1.40%+
CLASS B
  Period ended 12/31/01                        75%          2.16%+               8.77%+          2.15%+
CLASS C
  Period ended 12/31/01                        75%          2.16%+               8.77%+          2.15%+

U.S. FOCUS FUND (b)
CLASS A
  Period ended 12/31/01                       106%          1.26%+              20.75%+          1.25%+
CLASS B
  Period ended 12/31/01                       106%          2.01%+              21.50%+          2.00%+
CLASS C
  Period ended 12/31/01                       106%          2.01%+              21.50%+          2.00%+

NEW POWER FUND (f)(j)
CLASS R
  Period ended 10/31/01                        41%          1.61%+              17.20%+          1.61%+
  Period ended 6/30/01                        310%          1.52%+               9.14%+          1.46%+
CLASS A
  Period ended 12/31/01                        65%          1.49%+              39.54%+          1.47%+
CLASS B
  Period ended 12/31/01                        65%          2.25%+              40.29%+          2.25%+
CLASS C
  Period ended 12/31/01                        65%          2.25%+              40.29%+          2.25%+

INTERNATIONAL FOCUS FUND (c)
CLASS A
  Period ended 12/31/01                        74%          1.85%+              70.20%+          1.75%+
CLASS B
  Period ended 12/31/01                        74%          2.60%+              70.95%+          2.50%+
CLASS C
  Period ended 12/31/01                        74%          2.60%+              70.95%+          2.50%+
CLASS A

GLOBAL FOCUS FUND (d)(g)
CLASS A
  Period ended 12/31/01                        92%          1.91%+               3.16%+          1.90%+
  Year ended 6/30/01++                        199%          2.07%                2.25%           2.05%
  Year ended 6/30/00++                        181%          2.94%                2.97%           2.01%
  Year ended 6/30/99++                        115%          2.01%                2.01%           1.98%
  Year ended 6/30/98++                        151%          2.06%                2.06%           2.05%
  Year ended 6/30/97                          158%            --                 2.17%           2.07%
CLASS B
  Period ended 12/31/01                        92%          2.35%+               3.91%+          2.35%+
CLASS C
  Period ended 12/31/01                        92%          2.35%+               3.91%+          2.35%+

                   Please refer to page 42 for endnotes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

============================================================================================
                                                             NET REALIZED    NET INCREASE/
                               NET ASSET                         AND          (DECREASE)
                                VALUE -          NET         UNREALIZED         FROM
                              BEGINNING OF   INVESTMENT     GAIN/(LOSS)ON     INVESTMENT
                                PERIOD      INCOME/(LOSS)    INVESTMENTS      OPERATIONS
============================================================================================
GLOBAL LONG-SHORT FUND (h)
CLASS A
  Period ended 12/31/01       $  11.14             --        $  0.79           $   0.79
CLASS B
  Period ended 12/31/01          11.14             --           0.82               0.82
CLASS C
  Period ended 12/31/01          10.02       $  (0.88)          0.82              (0.06)
  Year ended 6/30/01++           27.72          (0.15)         (8.43)             (8.58)
  Year ended 6/30/00             18.01          (0.71)         12.41              11.70
  Year ended 6/30/99             15.13          (0.13)          3.01               2.88
  Period ended 3/31/99++         11.83          (0.15)          4.55               4.40
  Year ended 3/31/98++           10.00           0.00@          1.83               1.83
CLASS ML
  Period ended 12/31/01          12.36          (0.26)         (0.82)             (1.08)
  Year ended 6/30/01++           29.98          (0.20)         (8.30)             (8.50)
  Year ended 6/30/00             19.35          (0.80)         13.42              12.62
  Year ended 6/30/99             16.25          (0.15)          3.25               3.10
  Period ended 3/31/99++         12.64          (0.16)          4.87               4.71
  Year ended 3/31/98++           10.00          (0.00)@         2.64               2.64

EMERGING MARKETS FUND (e)(i)
CLASS A
  Period ended 12/31/01           8.71          (0.03)         (0.26)             (0.29)
  Year ended 6/30/01++           11.79          (0.19)         (2.89)             (3.08)
  Year ended 6/30/00++           10.05          (0.20)          1.94               1.74
  Year ended 6/30/99              9.74           0.00@          0.31               0.31
  Year ended 6/30/98             16.77           0.03          (6.61)             (6.58)
  Year ended 6/30/97             14.19           0.06           2.58               2.64
CLASS B
  Period ended 12/31/01           7.22             --           1.46               1.46
CLASS C
  Period ended 12/31/01           7.22             --           1.46               1.46

EMERGING MARKETS FOCUS FUND
CLASS A
  Period ended 12/31/01          11.37             --           2.12               2.12
CLASS B
  Period ended 12/31/01          11.37             --           2.12               2.12
CLASS C
  Period ended 12/31/01          11.37             --           2.15               2.15

TOTAL RETURN BOND FUND
CLASS A
  Period ended 12/31/01          12.45          (0.98)          0.85              (0.13)
CLASS B
  Period ended 12/31/01          12.45             --          (0.32)             (0.32)
CLASS C
  Period ended 12/31/01          12.45             --          (0.38)             (0.38)
CLASS I
  Period ended 12/31/01          12.45           0.11          (0.55)             (0.44)

==========================================================================================
                              DIVIDENDS   DIVIDENDS IN   DISTRIBUTIONS   DISTRIBUTIONS
                              FROM NET   EXCESS OF NET    FROM NET       IN EXCESS OF
                             INVESTMENT  INVESTMENT       REALIZED       NET REALIZED
                               INCOME      INCOME       CAPITAL GAINS    CAPITAL GAINS
==========================================================================================
GLOBAL LONG-SHORT FUND (h)
CLASS A
  Period ended 12/31/01             --          --              --               --
CLASS B
  Period ended 12/31/01             --          --              --               --
CLASS C
  Period ended 12/31/01             --          --              --               --
  Year ended 6/30/01++              --          --          $(9.12)              --
  Year ended 6/30/00                --          --           (1.99)              --
  Year ended 6/30/99                --          --              --               --
  Period ended 3/31/99++            --          --           (1.10)              --
  Year ended 3/31/98++              --          --              --               --
CLASS ML
  Period ended 12/31/01             --          --              --               --
  Year ended 6/30/01++              --          --           (9.12)              --
  Year ended 6/30/00                --          --           (1.99)              --
  Year ended 6/30/99                --          --              --               --
  Period ended 3/31/99++            --          --           (1.10)              --
  Year ended 3/31/98++              --          --              --               --

EMERGING MARKETS FUND (e)(i))
CLASS A
  Period ended 12/31/01             --          --              --               --
  Year ended 6/30/01++              --          --              --               --
  Year ended 6/30/00++              --          --              --               --
  Year ended 6/30/99                --          --              --               --
  Year ended 6/30/98            $(0.12)         --           (0.33)              --
  Year ended 6/30/97             (0.06)         --              --               --
CLASS B
  Period ended 12/31/01             --          --              --               --
CLASS C
  Period ended 12/31/01             --          --              --               --

EMERGING MARKETS FOCUS FUND
CLASS A
  Period ended 12/31/01             --          --              --               --
CLASS B
  Period ended 12/31/01             --          --              --               --
CLASS C
  Period ended 12/31/01             --          --              --               --

TOTAL RETURN BOND FUND
CLASS A
  Period ended 12/31/01          (0.02)         --           (0.22)              --
CLASS B
  Period ended 12/31/01             --          --              --               --
CLASS C
  Period ended 12/31/01             --          --              --               --
CLASS I
  Period ended 12/31/01          (0.12)         --              --               --

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       40

====================================================================================================================================
                                                                                                                      RATIO OF NET
                                                             NET ASSET                                                 INVESTMENT
                                                               VALUE -                            NET ASSETS,        INCOME/(LOSS)
                                            TOTAL              END OF                TOTAL      END OF PERIOD          TO AVERAGE
                                        DISTRIBUTIONS          PERIOD               RETURN*       (IN 000S)            NET ASSETS
====================================================================================================================================
GLOBAL LONG-SHORT FUND (h)
CLASS A
  Period ended 12/31/01                            --        $     11.93               2.32%     $         --              0.00%+
CLASS B
  Period ended 12/31/01                            --              11.96               2.40%               --              0.00%+
CLASS C
  Period ended 12/31/01                            --               9.96              (9.37)%           2,370              3.22%+
  Year ended 6/30/01++                 $        (9.12)             10.02             (40.62)%           3,102             (1.51)%
  Year ended 6/30/00                            (1.99)             27.72              65.61%            9,927             (2.65)%
  Year ended 6/30/99                               --              18.01              19.37%            7,209             (3.07)%+
  Period ended 3/31/99++                        (1.10)             15.13              38.81%            6,425             (1.10)%
  Year ended 3/31/98++                             --              11.83              18.50%              202             (0.10)%+
CLASS ML
  Period ended 12/31/01                            --              11.28              (9.47)%           6,439              3.23%+
  Year ended 6/30/01++                          (9.12)             10.02             (40.62)%           3,102             (1.51)%
  Year ended 6/30/00                            (1.99)             27.72              65.61%            9,927             (2.65)%
  Year ended 6/30/99                               --              18.01              19.37%            7,209             (3.07)%+
  Period ended 3/31/99++                        (1.10)             15.13              38.81%            6,425             (1.10)%
  Year ended 3/31/98++                             --              11.83              18.50%              202             (0.10)%+

EMERGING MARKETS FUND (e)(i))
CLASS A
  Period ended 12/31/01                            --               8.42              (3.33)%             191             (1.21)%+
  Year ended 6/30/01++                             --               8.71             (26.12)%             235             (1.84)%
  Year ended 6/30/00++                             --              11.79              17.43%            6,531             (1.72)%
  Year ended 6/30/99                               --              10.05               3.08%              520             (0.24)%
  Year ended 6/30/98                            (0.45)              9.74             (39.75)%             413              0.30%
  Year ended 6/30/97                            (0.06)             16.77              18.62%              607              0.23%
CLASS B
  Period ended 12/31/01                            --               8.68               6.90%               --              0.00%+
CLASS C
  Period ended 12/31/01                            --               8.68               6.90%               --              0.00%+

EMERGING MARKETS FOCUS FUND
CLASS A
  Period ended 12/31/01                            --              13.49               7.92%               --              0.00%+
CLASS B
  Period ended 12/31/01                            --              13.49               8.07%               --              0.00%+
CLASS C
  Period ended 12/31/01                            --              13.52               8.07%               --              0.00%+

TOTAL RETURN BOND FUND
CLASS A
  Period ended 12/31/01                         (0.24)             12.08              (1.23)%              --              4.65%+
CLASS B
  Period ended 12/31/01                            --              12.13              (0.90)%              --              0.00%+
CLASS C
  Period ended 12/31/01                            --              12.07              (1.23)%              --              0.00%+
CLASS I
  Period ended 12/31/01                         (0.12)             11.89              (1.40)%          12,754              5.22%+
====================================================================================================================================
                                                                                                EXPENSE RATIO
                                              NET                                                   BEFORE
                                           INVESTMENT                                            DEFERRAL OF
                                         INCOME/(LOSS)                           EXPENSE           FEES BY
                                            BEFORE                                RATIO             MANAGER,       EXPENSE RATIO
                                          DEFERRAL OF          PORTFOLIO        INCLUDING         INCLUDING          EXCLUDING
                                            FEES BY            TURNOVER       INTEREST AND       INTEREST AND      INTEREST AND
                                            MANAGER              RATE         TAX EXPENSE         TAX EXPENSE       TAX EXPENSE
====================================================================================================================================
GLOBAL LONG-SHORT FUND (h)
CLASS A
  Period ended 12/31/01                   $    0.94                175%            2.60%+             3.88%+            2.60%+
CLASS B
  Period ended 12/31/01                        0.94                175%            3.35%+             4.13%+            3.35%+
CLASS C
  Period ended 12/31/01                        0.00                175%            3.23%+             3.96%+            3.18%+
  Year ended 6/30/01++                        (0.15)               143%            3.70%              3.70%             3.04%
  Year ended 6/30/00                          (0.71)               204%            4.67%              4.67%             2.82%
  Year ended 6/30/99                          (0.15)                43%            4.93%+             5.36%+            3.10%+
  Period ended 3/31/99++                      (0.26)               226%            4.15%              4.54%             3.10%
  Year ended 3/31/98++                        (0.00)@               84%            3.53%+             5.94%+            3.10%+
CLASS ML
  Period ended 12/31/01                        0.00                175%            3.23%+             3.96%+            3.18%+
  Year ended 6/30/01++                        (0.15)               143%            3.70%              3.70%             3.04%
  Year ended 6/30/00                          (0.71)               204%            4.67%              4.67%             2.82%
  Year ended 6/30/99                          (0.15)                43%            4.93%+             5.36%+            3.10%+
  Period ended 3/31/99++                      (0.26)               226%            4.15%              4.54%             3.10%
  Year ended 3/31/98++                        (0.00)@               84%            3.53%+             5.94%+            3.10%+

EMERGING MARKETS FUND (e)(i)
CLASS A
  Period ended 12/31/01                       (0.08)                45%            2.15%+             3.45%+            2.12%+
  Year ended 6/30/01++                        (0.24)                97%            2.23%              2.71%             2.15%
  Year ended 6/30/00++                        (0.21)               113%            2.58%              2.74%             2.19%
  Year ended 6/30/99                           0.01                 86%            2.30%              2.40%             2.15%
  Year ended 6/30/98                           0.03                 97%            1.90%              1.90%             1.85%
  Year ended 6/30/97                             --                 83%              --                 --              1.92%
CLASS B
  Period ended 12/31/01                          --                 45%            2.82%+             4.20%+            2.80%+
CLASS C
  Period ended 12/31/01                          --                 45%            2.82%+             4.22%+            2.80%+

EMERGING MARKETS FOCUS FUND
CLASS A
  Period ended 12/31/01                          --                123%            2.05%+             4.78%+            2.05%+
CLASS B
  Period ended 12/31/01                          --                123%            2.80%+             5.53%+            2.80%+
CLASS C
  Period ended 12/31/01                          --                123%            2.80%+             5.53%+            2.80%+

TOTAL RETURN BOND FUND
CLASS A

  Period ended 12/31/01                      (11.00)               190%            0.91%+             1.41%+            0.90%+
CLASS B
  Period ended 12/31/01                          --                190%            1.65%+             2.16%+            1.65%+
CLASS C
  Period ended 12/31/01                          --                190%            1.65%+             2.16%+            1.65%+
CLASS I
  Period ended 12/31/01                          --                190%            0.43%+             0.93%+            0.42%+

                   Please refer to page 42 for endnotes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

    ENDNOTES TO FINANCIAL HIGHLIGHTS

(a) The Montgomery Mid Cap Focus Fund was formerly named the Montgomery Mid Cap 20 Portfolio.
(b) The Montgomery U.S. Focus Fund was formerly named the Montgomery U.S. Select 20 Portfolio.
(c) The Montgomery International Focus Fund was formerly named the Montgomery International 20 Portfolio.
(d) The Montgomery Global Focus Fund was formerly named the Montgomery Global 20 Portfolio.
(e) The Montgomery Emerging Markets Focus Fund was formerly named the Montgomery Emerging Markets 20 Portfolio.
(f) The Montgomery New Power Fund's Class A shares were issued in exchange for Class R shares and a reverse stock split was also effected on October 31, 2001. Class R closed on this date.
(g) The Montgomery Global Focus Fund's Class P shares were issued in exchange for Class A shares on October 31, 2001.
(h) The Montgomery Global Long-Short Fund's old Class B shares were issued in exchange for Class ML shares on October 31, 2001.
(i) The Montgomery Emerging Markets Fund's Class P shares were issued in exchange for Class A shares on October 31, 2001.
(j) The Montgomery New Power Fund commenced operations on September 29, 2000, through a limited offering of shares to employees of the Adviser to test certain investment strategies intended to achieve the Fund's objective. During this period, the Fund was not open to the public, did not accept additional investments, and did not allow regular redemptions. Accordingly, the per share data for periods prior to the commencement of the public offering on October 31, 2001, are not necessarily representative of the expected operations of the Fund.
 +  Annualized.
 *  Total return represents aggregate total return for the periods indicated.
++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.
 @  Amount represents less than $0.01 per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

The Montgomery Funds and The Montgomery Funds II (individually, the "Trust" and, collectively, the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. As of December 31, 2001, the Trusts had 24 publicly offered series (individually, a "Fund" and, collectively, the "Funds"). The Montgomery Funds include the following: Montgomery Growth Fund, Montgomery Mid Cap Fund, Montgomery Mid Cap Focus Fund, Montgomery Small Cap Fund, Montgomery U.S. Focus Fund, Montgomery International Growth Fund, Montgomery International Focus Fund, Montgomery Global Opportunities Fund, Montgomery Global Focus Fund, Montgomery Global Communications Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Asia Fund, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery Government Money Market Fund, Montgomery California Tax-Free Money Fund, Montgomery Federal Tax-Free Money Fund and Montgomery New Power Fund. The Montgomery Mid Cap Focus Fund and the Montgomery New Power Fund commenced operations on October 31, 2000, and September 29, 2000, respectively. The Montgomery Funds II include Montgomery Balanced Fund, Montgomery Global Long-Short Fund, Montgomery Emerging Markets Focus Fund, Montgomery Institutional Series: Emerging Markets Portfolio and Montgomery Insitutional
Series: International Growth Portfolio.

The Montgomery Funds is organized as a Massachusetts business trust and commenced operations on May 10, 1990. The Montgomery Funds II is organized as a Delaware business trust and commenced operations on September 8, 1993.

The Trusts offer up to seven different classes of shares for certain Funds-- Class R shares, Class P shares, Class A shares, Class B shares, Class C shares, Class ML shares and Class I shares. The classes are identical except for differences in their sales charge structures, ongoing service and distribution charges, and certain transfer agency and related expenses. All classes of shares have equal voting privileges, except that shareholders of a class have exclusive voting rights with respect to matters related solely to that class. The Financial Highlights of the Class A, Class B, Class C, Class ML and Class I shares are presented under separate covers.

Class A shares are sold with a front-end sales charge of up to 5.75% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a CDSC of 1% on redemptions made within the first year after purchase.

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies generally accepted in the United States of America.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Funds does not anticipate that the adoption of the Guide will have a significant effect on the Funds' financial statements.

a. PORTFOLIO VALUATION
Portfolio securities, including short sales, are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale and in the case of fixed-income securities,the mean between the closing bid and ask prices.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on their respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over-the-counter market or on the Nasdaq national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

For the Montgomery Government Money Market Fund, the Montgomery California Tax-Free Money Fund and the Montgomery Federal Tax-Free Money Fund, portfolio securities are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their resale) are valued at fair value as determined in good faith by or under the supervision of the Trusts' officers in accordance with methods authorized by the Trusts' Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. FOREIGN CURRENCY
The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.

c. FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS
The Funds typically do not hedge against movements in currency exchange rates. In certain limited circumstances, however, certain Funds may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/(loss) is recorded daily. Unrealized gains and losses that represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net unrealized gain/(loss) from forward foreign-currency exchange contracts.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, a Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and unrealized appreciation/ (depreciation) from investments and securities sold short.

d. REPURCHASE AGREEMENTS
Each Fund may engage in repurchase agreements either individually or jointly through a joint repurchase account with other series of the Trusts pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, a Fund takes possession of a debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligation at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period the Fund seeks to assert its rights. The Funds' Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements, to evaluate potential risks. The Funds may also participate on an individual or a joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

e. DOLLAR ROLL TRANSACTIONS
The Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund and Montgomery Government Money Market Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Fund of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Fund exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

f. REVERSE REPURCHASE AGREEMENTS
Each Fund may enter into reverse repurchase agreement transactions with member banks on the Federal Reserve Bank of New York's list of reporting dealers. A reverse repurchase agreement involves a sale by a Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Additionally, in the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the broker, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Each Fund establishes a segregated account with its custodian in which the Fund maintains cash, U.S. government securities or other high-grade liquid debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

g. FUTURES CONTRACTS
Except to the extent used by the Montgomery Global Long-Short Fund, the Funds typically do not hedge against movements in interest rates, securities prices or currency exchange rates. The Funds (except the Montgomery Government Money Market Fund, Montgomery California Tax-Free Money Fund and Montgomery Federal Tax-Free Money Fund) may, however, enter into futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the custodian on behalf of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as a realized gain/(loss) in the Statement of Operations.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

h. EQUITY SWAPS
The Montgomery Growth Fund, Montgomery Mid Cap Fund, Montgomery Mid Cap Focus Fund, Montgomery Small Cap Fund, Montgomery U.S. Focus Fund, Montgomery International Growth Fund, Montgomery International Focus Fund, Montgomery Global Opportunities Fund, Montgomery Global Focus Fund, Montgomery Global Communications Fund, Montgomery Emerging Markets Fund and Montgomery Emerging Asia Fund may enter into equity swap agreements to participate in foreign markets not currently accessible to those Funds. Pursuant to these agreements, a Fund pays a swap fee in cash, which is equal to a fixed percentage of the cost for the underlying security (the "notional amount"). Additionally, the Fund will make periodic payments to the swap counterparty equal to any capital depreciation on the underlying security, plus a floating-rate payment based on the notional amount and the six-month LIBOR rate. The swap counterparty will make periodic payments to the Fund equal to any capital appreciation and any dividends received on the underlying security. During the terms of the agreements, changes in the underlying value of the swaps are recorded as unrealized gains or losses and are based on changes in the value of the underlying security. Amounts received from/(paid to) the swap counterparty representing capital appreciation/(depreciation) are recorded as a realized gain/(loss), whereas dividends on the underlying security are recorded when received. The Fund is exposed to credit risk in the event of non-performance by the swap counterparty; however, the Fund does not anticipate non-performance by the counterparty.

i. SHORT SALES/FORWARD COMMITMENTS
The Montgomery Mid Cap Focus Fund, Montgomery U.S. Focus Fund, Montgomery International Focus Fund, Montgomery Global Long-Short Fund and Montgomery Emerging Markets Focus Fund may enter into short sales and forward commitments. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it on the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will typically realize a gain if the security declines in value between those dates. Dividends declared on securities sold short are recorded on the ex-dividend date. For the six months ended December 31, 2001, the Montgomery Global Long-Short Fund incurred $33,089 in short dividend expenses.

A Fund engaging in short sales maintains as collateral cash or liquid debt and equity securities sufficient to fully collateralize its obligation on the short position.

Forward commitments are obligations to buy or sell investments to settle on future dates. These commitments are reported at market values on the financial statements. Credit risk exists on these commitments to the extent of the unrealized gain on the underlying securities purchased and any unrealized losses on the underlying securities sold.

Market risk exists to the extent as if the securities were owned on a settled basis, and gains/(losses) are recorded and reported in the same manner. During the commitment period, these investments earn no interest or dividends. At December 31, 2001, there were no commitments outstanding.

j. OPTIONS
The Funds (except the Montgomery Government Money Market Fund, Montgomery California Tax-Free Money Fund and Montgomery Federal Tax-Free Money Fund) may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by a Fund if the option is exercised.

If a Fund writes an option and the option expires unexercised, the Fund will realize a capital gain to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option, it will recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If a Fund purchases an option and allows the option to expire, it will realize a loss to the extent of the premium paid. If the Fund elects to close out the option, it will recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by a Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing a Fund's obligation under an exchange-traded written option or investment in the purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and ask prices or at the most recent ask price (bid for purchased options) if no bid and ask prices are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations.

When a Fund writes a covered call option, the Fund forgoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When a Fund writes a put option, it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. A Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into options contracts, including the risk that an illiquid secondary market will limit a Fund's ability to close out an option contract prior to the expiration date, and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

k. SECURITIES LENDING
All Funds, except the Montgomery Global Long-Short Fund, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery Government Money Market Fund, Montgomery California Tax-Free Money Fund and Montgomery Federal Tax-Free Money Fund, may lend investment securities to investors who borrow securities to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

The Fund receives cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested in short-term investments by the securities lending agent in accordance with pre-established guidelines. A portion of the interest received on the loan collateral is retained by the Fund, and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 25% is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations as securities lending income.

l. DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income of the Montgomery Growth Fund, Montgomery Mid Cap Fund, Montgomery Mid Cap Focus Fund, Montgomery Small Cap Fund, Montgomery U.S. Focus Fund, Montgomery Balanced Fund, Montgomery International Growth Fund, Montgomery International Focus Fund, Montgomery Global Opportunities Fund, Montgomery Global Focus Fund, Montgomery Global Long-Short Fund, Montgomery Global Communications Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Markets Focus Fund and Montgomery Emerging Asia Fund are declared and paid at least annually. Dividends from net investment income of the Montgomery Balanced Fund are declared and paid quarterly. Dividends from net investment income of the Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery Government Money Market Fund, Montgomery California Tax-Free Money Fund and Montgomery Federal Tax-Free Money Fund are declared daily and paid monthly.

Distributions of net realized capital gains (including net short-term capital gains) earned by the Funds are distributed at least annually. Additional distributions of net investment income and capital gains for each Fund may be made to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

Permanent book and tax differences, if any, are not included in ending undistributed net investment income/(loss) for the purposes of calculating net investment income/(loss) per share in the Financial Highlights.

m. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on a trade date basis (date the order to buy or sell is executed). Interest income is accrued daily and includes amortization of premium and accretion of discount on investments. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as the Funds are informed of the ex-dividend date. Each multi-class Fund's investment income and realized and unrealized gains and losses are allocated among its classes based on the relative net assets of each class of shares.

n. FEDERAL INCOME TAXES
Each Fund has elected and qualified, and it is the intention of each Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable and tax- exempt income to shareholders sufficient to relieve each Fund of all or substantially all federal income and excise taxes. Therefore, no provisions for federal income taxes and excise taxes have been made.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based on the current interpretation of existing tax rules and regulations in the markets in which they invest.

o. CASH
Cash, as used in the Statements of Cash Flows, is the amount reported in the Statements of Assets and Liabilities, including the amounts held at the broker. The Funds issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statements of Changes in Net Assets. Information on cash payments is presented in the Statements of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion of income and amortization of premiums recognized on investment securities.

p. EXPENSES
General expenses of the Trusts are allocated to the relevant Funds based on relative net assets or by another reasonable method. Operating expenses directly attributable to a Fund or a class of shares are charged to that Fund's or class's operations. Expenses of each Fund not directly attributable to the operations of any Fund or class of shares are prorated among the classes based on the relative average net assets, or by another reasonable method, of each Fund or class of shares.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER CONTRACTUAL
COMMITMENTS:

a. Montgomery Asset Management, LLC, is the Funds' manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to Investment Management Agreements (the "Agreements") between the Manager and the Trusts with respect to each Fund, the Manager provides each Fund with advice on buying and selling securities, manages the investments of each Fund including the placement of orders for portfolio transactions, furnishes each Fund with office space and certain administrative services, and provides the personnel needed by the Trusts with respect to the Manager's responsibilities under the Agreements.

Under Operating Expense Agreements with each Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep each Fund's or class annual operating expenses, exclusive of any Rule 12b-1 fees, interest, extraordinary expenses or taxes, at or below the percentages of each class average net assets as listed below. Any reductions or absorptions made to a Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Operating Expense Agreements have a one-year term, extendable for an additional year at the end of each fiscal year.

Montgomery Asset Management, LLC, serves as the Funds' administrator (the "Administrator"). The Administrator performs services with regard to various aspects of each Fund's administrative operations.

As compensation, each Fund accrues a daily management and administration fee (paid weekly or monthly) based on the average daily net assets of each Fund. The following effective management fee annual rates include current-year accrued fees and recoupment of prior-year deferrals, but do not include the effect of current- year fee deferrals or expense absorptions. The Manager recouped previously deferred fees during the period ended December 31, 2001. These amounts have been included with current annual management fees in the Statements of Operations and are part of the effective management fee shown. Also included in other expenses are absorbed expenses recouped from the previous year. For the period ended December 31, 2001, the Manager has recouped management fees and other expenses, deferred fees and/or absorbed expenses, and deferred management fees and absorbed expenses subject to recoupment as listed in the table below.

                                                                                                                        DEFERRED
                                                                                                                        MANAGEMENT
                                                                                                                        FEES AND
                                                                                                                        ABSORBED
                             CONTRACTUAL      EFFECTIVE                    MANAGEMENT   ABSORBED                        EXPENSES
                             MANAGEMENT      MANAGEMENT  ADMINISTRATION       FEES      EXPENSES    DEFERRED  ABSORBED SUBJECT TO
FUND                            FEE              FEE           FEE          RECOUPED    RECOUPED     FEES     EXPENSES RECOUPMENT
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Focus                  1.00             1.00          0.07                --    $13,572    $  9,682  $ 54,311   $   97,913
U.S. Focus                     1.00             1.00          0.07                --     11,270       7,992   147,676      484,621
New Power                      2.25             2.25          0.07          $ 52,974         --       3,369        --        3,369
International Focus            1.10             1.10          0.07                --      1,738      66,575     1,089      203,656
Global Focus                   1.25             1.91          0.07           138,419         --     261,381        --      261,821
Global Long-Short              1.50             1.50          0.07                --         --     277,545        --      277,545
Emerging Markets               1.25             2.07          0.07           588,153         --     893,245        --    1,311,158
Emerging Markets Focus         1.10             1.10          0.07                --     78,466      52,054    77,113      462,461
Total Return Bond              0.50             0.82          0.05            64,703         --     102,266        --      227,831

For the period ended December 31, 2001, the Manager has recouped class-specific other expenses and expenses subject to recoupment as listed in the table below.

                                           ABSORBED EXPENSES           EFFECT OF                EXPENSES            EFFECT OF
FUND                                           RECOUPED            EXPENSES RECOUPED           REIMBURSED     EXPENSES REIMBURSED
---------------------------------------------------------------------------------------------------------------------------------
Global Focus - Class A                            --                      --                   $      6               0.15%
Global Long-Short - Class R                       --                      --                     15,111               0.05
Emerging Markets - Class A                        --                      --                         36               0.02
Emerging Markets Focus - Class R                  --                      --                      2,587               0.05
Total Return Bond - Class A                       --                      --                          3               0.05
Total Return Bond - Class I                       --                      --                      6,067               0.28

On December 31, 2001, the expense limitation for each Fund by class is listed in the table below.

FUND                                                                                      CLASS R   CLASS A  CLASS B  CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Focus                                                                              1.40%     1.40%    2.15%    2.15%
U.S. Focus                                                                                 1.40      1.25     2.00     2.00
New Power                                                                                    --      1.49     2.25     2.25
International Focus                                                                        1.65      1.75     2.50     2.50
Global Focus                                                                               1.80      1.60     2.35     2.35
Global Long-Short                                                                          2.35      2.60     3.35     3.35
Emerging Markets                                                                           1.90      2.05     2.80     2.80
Emerging Markets Focus                                                                     1.60      2.05     2.80     2.80
Total Return Bond                                                                          0.70      0.90     1.65     1.65

On December 31, 2001, the expense limitation for the Global Long-Short Fund - Class ML was 3.35%, and the expense limitation for the Total Return Bond Fund - Class I was 0.42%.

b. Certain officers and Trustees of the Trusts are, with respect to the Trusts' Manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person will receive a retainer totaling $65,000 per annum, as well as reimbursement for expenses, for services as a Trustee of all Trusts advised by the Manager ($41,500 of which will be allocated to The Montgomery Funds and $17,500 to The Montgomery Funds II). As of January 1, 2002, the allocation to The Montgomery Funds was reduced to $36,500.

Each Trustee who is not an affiliated person may elect to participate in the Trustees' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Trustees may elect to defer payment of a percentage or all of their total fees earned as a Trustee of the Trusts. These deferred portions are treated, based on an election by the Trustee, as though they were invested in certain Funds' shares, as defined under the Compensation Plan. The deferred fees payable under the Compensation Plan at December 31, 2001, are included in Trustees' fees and expenses payable for the applicable Funds on the Statements of Assets and Liabilities.

c. Certain Funds are parties to agreements with financial intermediaries and recordkeepers related to the Funds' participation in various purchase, marketplace and retirement programs. The Funds that participate in the programs make payments to the financial intermediaries and recordkeepers for certain services provided to shareholders who own shares of the Funds through such programs. These fees are paid to shareholder servicing and recordkeeping and are reflected in the Funds' financial statements as "servicing fees." The Manager, out of its own resources, may make additional payments to financial intermediaries and recordkeepers in connection with the Funds' participation in these programs.

3. SHARE MARKETING PLAN:

Class P, Class A, Class B, Class C and Class ML shares of each Fund have adopted a Share Marketing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). Pursuant to the Rule, the Trusts' Board of Trustees has approved, and each Fund has entered into, the Plan with Funds Distributor, Inc., the Funds' distributor (the "Distributor"), as the distribution coordinator for classes. Under the Plan, each Fund will pay distribution fees to the Distributor at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to its Class P, Class A and Class ML shares, and up to 0.75% of the Fund's aggregate average daily net assets attributable to its Class B and Class C shares, to reimburse the Distributor for its distribution costs with respect to that class (the "Class").

The Plan provides that the Distributor may use the distribution fees received from the Class to pay for the distribution expenses of that Class, including, but not limited to (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to the Manager or any other broker-dealer or financial institution that engages in the distribution of that Class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that Class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct-mail promotions and television, radio, newspaper, magazine and other mass media advertising for that Class; (ii) costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective investors in that Class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Funds and that Class; and (iv) costs involved in obtaining whatever information, analysis and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable with respect to the distribution of that Class. Distribution fees are accrued daily, paid monthly and charged as expenses of the Class P, Class A, Class B, Class C and Class ML, as accrued.

4. SECURITIES TRANSACTIONS:

a. The aggregate amounts of purchases and sales of long-term securities, excluding long-term U.S. government securities, during the six months ended December 31, 2001, were:

FUND                                   PURCHASES            SALES
-------------------------------------------------------------------
Mid Cap Focus                        $  1,131,232      $  1,350,801
U.S. Focus                              1,631,204         1,795,679
New Power                                 233,186           322,692
International Focus                       137,291           222,055
Global Focus                           37,735,678        44,583,669
Global Long-Short                     122,634,318       139,775,463
Emerging Markets                       63,741,507        75,688,561
Emerging Markets Focus                 10,501,249        10,819,545
Total Return Bond                      68,515,677        61,842,403

The aggregate amounts of purchases and sales of long-term U.S. government securities during the six months ended December 31, 2001, were:

FUND                                   PURCHASES            SALES
-------------------------------------------------------------------
Total Return Bond                   $    38,876,876   $  40,547,370

b. At December 31, 2001, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                             TAX BASIS       TAX BASIS                NET TAX             COST FOR
                                             UNREALIZED     UNREALIZED           BASIS UNREALIZED       FEDERAL TAX
FUND                                        APPRECIATION   DEPRECIATION     APPRECIATION/(DEPRECIATION)   PURPOSES
-------------------------------------------------------------------------------------------------------------------
Mid Cap Focus                               $  159,212   $   (47,819)            $    111,393          $  1,375,720
U.S. Focus                                     128,308       (27,336)                 100,972             1,409,893
New Power                                       16,364       (56,273)                 (39,909)              374,188
International Focus                              7,321        (6,880)                     441               148,729
Global Focus                                 2,420,688    (1,978,523)                 442,165            36,003,167
Global Long-Short                            3,448,717    (4,370,098)                (921,381)           61,313,171
Emerging Markets                            14,420,936   (17,436,215)              (3,015,279)          151,537,630
Emerging Markets Focus                       1,288,676       (73,746)               1,214,930             7,767,018
Total Return Bond                              455,188      (256,710)                 198,478            52,933,339

c. Information regarding transactions under dollar roll transactions was as follows:

                                                                                                    AVERAGE
                                      MAXIMUM           PRINCIPAL       AVERAGE       AVERAGE         DEBT
                                       AMOUNT            AMOUNT          AMOUNT        SHARES       PER SHARE
                                     OUTSTANDING       OUTSTANDING    OUTSTANDING   OUTSTANDING    OUTSTANDING     FEE
                                       DURING            AS OF          DURING        DURING         DURING       INCOME
FUND                                 THE PERIOD        12/31/01       THE PERIOD    THE PERIOD     THE PERIOD     EARNED
----------------------------------------------------------------------------------------------------------------------------
Total Return Bond                    $23,821,966       $10,000,000    $10,468,828   3,661,154         $2.86        $110,852

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the six months ended December 31, 2001. There were no reverse repurchase agreements outstanding at December 31, 2001.

d. The schedule of forward foreign-currency exchange contracts at December 31, 2001, was as follows:

                                                                                                             NET UNREALIZED
                           FOREIGN-CURRENCY                                                   IN EXCHANGE     APPRECIATION/
                               AMOUNT                             SETTLEMENT DATE              FOR ($US)     (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FOCUS:
Forward Foreign-Currency Exchange Contracts to Receive
                                5,185   European Union Euro           01/04/02                  $  4,612        $      27
                                7,113   Swiss Franc                   01/04/02                     4,283               37
                                                                                                --------        ---------
                                                    Total                                       $  8,895        $      64
                                                                                                ========        =========

Forward Foreign-Currency Exchange Contracts to Deliver
                                6,251   British Pound                 01/03/02                  $  9,036        $     (44)
                                2,918   European Union Euro           01/03/02                     2,574              (21)
                                3,688   European Union Euro           01/04/02                     3,260              (19)
                              650,989   Japanese Yen                  01/08/02                     4,969               (1)
                                                                                                --------        ---------
                                                    Total                                       $ 19,839        $     (85)
                                                                                                ========        =========
                                                    Net Unrealized Depreciation                                 $     (21)
                                                                                                                =========
GLOBAL FOCUS:
Forward Foreign-Currency Exchange Contracts to Deliver
                              402,641   European Union Euro           01/03/02                  $355,274        $  (2,835)
                                                                                                ========        =========
GLOBAL LONG-SHORT:
Forward Foreign-Currency Exchange Contracts to Receive
                              635,666   Norwegian Krone               01/02/02                  $ 70,785        $     574
                          116,798,721   Japanese Yen                  01/07/02                   891,745              191
                                                                                                --------        ---------
                                                    Total                                       $962,530        $     765
                                                                                                ========        =========
Forward Foreign-Currency Exchange Contracts to Deliver
                           43,611,734   Japanese Yen                  01/07/02                  $332,990        $      20
                                                                                                                ---------
                                                    Net Unrealized Appreciation                                 $     785
                                                                                                                =========

EMERGING MARKETS:
Forward Foreign-Currency Exchange Contracts to Receive
                            7,548,713   South African Rand            01/02/02                  $629,322        $  (7,808)
Forward Foreign-Currency Exchange Contracts to Deliver
                              470,580   Brazilian Real                01/02/02                  $201,879        $  (1,791)
                            2,925,180   Thai Baht                     01/02/02                    66,436              300
                                                                                                --------        ----------
                                                    Total                                       $268,315        $  (1,491)
                                                                                                ========        ==========
                                                    Net Unrealized Depreciation                                 $  (9,299)
                                                                                                                ==========

e. Under an unsecured Revolving Credit Agreement with Bank of America N.A. and Credit Lyonnaise, each of the Funds of The Montgomery Funds and The Montgomery Funds II (except the Montgomery Global Long-Short Fund) may borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value (or such lower limit applicable to such Fund), provided the aggregate funds borrowed do not exceed $75,000,000 per lender. Beginning December 17, 2001, the unsecured Revolving Credit Agreement was replaced with an unsecured Revolving Credit Agreement with J.P. Morgan Chase Bank, allowing each of the Funds to borrow up to 10% of its net asset value, provided the aggregate credit line balance does not exceed $60,000,000. The Montgomery Global Long-Short Fund maintains its own revolving line of credit with Bank of America N.A., Credit Lyonnaise, Union Bank of California and National Bank of Australia in the amounts of $32,500,000, $25,000,000, $25,000,000 and $27,500,000, respectively, not to exceed $100,000,000 in the aggregate. Beginning December 17, 2001, the line of credit was reduced to not exceed $50 million.

For the six months ended December 31, 2001, borrowings by the Funds under the agreement were as follows:

                                  AMOUNT OUTSTANDING   AVERAGE AMOUNT         MAXIMUM          AVERAGE       AVERAGE    AVERAGE DEBT
FUND                                  AT 12/31/01       OUTSTANDING      DEBT OUTSTANDING   INTEREST RATE    SHARES      PER SHARE
Global Focus                                --           $ 21,739           $1,500,000           2.36%      4,516,876     $      --
Emerging Markets Focus                      --             10,870              500,000           2.35         725,290          0.01

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the six months ended December 31, 2001.

5. FOREIGN SECURITIES:

Certain Funds may purchase securities on foreign security exchanges. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include, among others, revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

6. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trusts have authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Because the Montgomery Government Money Market Fund, the Montgomery California Tax-Free Money Fund and the Montgomery Federal Tax-Free Money Fund are money market funds, and money market funds sell shares, issue shares for reinvestment of dividends and redeem shares normally at a constant net asset value of $1 per share, the numbers of shares represented by such sales, reinvestments and redemptions are the same as the dollar amounts shown for such transactions. Effective July 1, 2000, each Fund of The Montgomery Funds and The Montgomery Funds II (except Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery Government Money Market Fund, Montgomery California Tax-Free Money Fund and Montgomery Federal Tax-Free Money Fund) deducts a redemption fee of 2% from the net proceeds of shares redeemed (or exchanged) within three months of purchase. The fee is intended to compensate each Fund for the increased expenses to longer-term shareholders and the disruptive effect on that Fund's portfolio caused by short-term investments and is included in additional paid-in capital on the Statements of Assets and Liabilities.

                                              SHARES                                              DOLLARS
                         ---------------------------------------------  ----------------------------------------------------------
                                    ISSUED AS                                          ISSUED AS
                                  REINVESTMENT           NET INCREASE/               REINVESTMENT                     NET INCREASE/
                           SOLD   OF DIVIDENDS REDEEMED  (DECREASE)      SOLD        OF DIVIDENDS     REDEEMED         (DECREASE)
                         -------  ------------ --------  ----------   -----------    ------------ ---------------    -------------
MID CAP FOCUS FUND
R SHARES
PERIOD ENDED 12/31/01      11,273      658      (111,408)    (99,477) $     83,998   $      5,273 $      (819,751)   $    (730,480)
YEAR ENDED 6/30/01        419,434      742      (132,164)    288,012     4,101,139          7,013      (1,076,058)       3,032,094
A SHARES
PERIOD ENDED 12/31/01           2       --            --           2            11             --              --               11
YEAR ENDED 6/30/01             --       --            --          --            --             --              --               --
B SHARES
PERIOD ENDED 12/31/01           1       --            --           1            10             --              --               10
YEAR ENDED 6/30/01             --       --            --          --            --             --              --               --
C SHARES
PERIOD ENDED 12/31/01           1       --            --           1            10             --              --               10
YEAR ENDED 6/30/01             --       --            --          --            --             --              --               --

U.S. FOCUS FUND
R SHARES
PERIOD ENDED 12/31/01      33,745       --       (56,086)    (22,341)      216,202             --        (378,317)        (162,115)
YEAR ENDED 6/30/01        283,390   12,439      (346,867)    (51,038)    3,076,977        123,392      (3,439,789)        (239,420)
A SHARES
PERIOD ENDED 12/31/01           2       --            --           2            10             --              --               10
YEAR ENDED 06/30/01            --       --            --          --            --             --              --               --
B SHARES
PERIOD ENDED 12/31/01           2       --            --           2            10             --              --               10
YEAR ENDED 6/30/01             --       --            --          --            --             --              --               --
C SHARES
PERIOD ENDED 12/31/01           2       --            --           2            10             --              --               10
YEAR ENDED 6/30/01             --       --            --          --            --             --              --               --

NEW POWER FUND
A SHARES
PERIOD ENDED 12/31/01          --       59       (46,445)    (46,386)           --            600        (144,707)        (144,107)
YEAR ENDED 06/30/01            --       --            --          --            --             --              --               --
B SHARES
PERIOD ENDED 12/31/01           1       --            --           1            10             --              --               10
YEAR ENDED 6/30/01             --       --            --          --            --             --              --               --
C SHARES
PERIOD ENDED 12/31/01           1       --            --           1            10             --              --               10
YEAR ENDED 6/30/01             --       --            --          --            --             --              --               --

INTERNATIONAL FOCUS FUND
R SHARES
PERIOD ENDED 12/31/01       2,845       --       (12,824)     (9,979)       15,803             --         (74,897)         (59,094)
YEAR ENDED 6/30/01          4,386       --      (190,917)   (186,531)       36,054             --      (1,778,509)      (1,742,455)
A SHARES
PERIOD ENDED 12/31/01           5       --             --          5            29             --              --               29
YEAR ENDED 6/30/01             --       --             --         --            --             --              --               --
B SHARES
PERIOD ENDED 12/31/01           2       --             --          2            10             --              --               10
YEAR ENDED 6/30/01             --       --             --          --           --             --              --               --
C SHARES
PERIOD ENDED 12/31/01           2       --            --           2            10             --              --               10
YEAR ENDED 6/30/01             --       --            --          --            --             --              --               --

                                       49

                                              SHARES                                              DOLLARS
                         ---------------------------------------------  ----------------------------------------------------------
                                    ISSUED AS                                          ISSUED AS
                                  REINVESTMENT           NET INCREASE/               REINVESTMENT                     NET INCREASE/
                           SOLD   OF DIVIDENDS REDEEMED  (DECREASE)      SOLD        OF DIVIDENDS     REDEEMED         (DECREASE)
                         -------  ------------ --------  ----------   -----------    ------------ ---------------    -------------
GLOBAL FOCUS FUND
R SHARES
PERIOD ENDED 12/31/01   1,199,117        --     (1,971,867)   (772,750)  $10,583,611            --   $(17,677,462)   $  (7,093,851)
YEAR ENDED 6/30/01      1,355,715  1,180,505    (2,764,774)   (228,554)   19,236,662  $ 17,011,080    (42,262,378)      (6,014,636)
A SHARES
PERIOD ENDED 12/31/01       1,077        --           (968)        109         8,824           --          (7,891)             933
YEAR ENDED 6/30/01             54        259          (356)        (43)          726         3.631         (4,015)             342
B SHARES
PERIOD ENDED 12/31/01           1         --            --           1            10           --              --               10
YEAR ENDED 6/30/01             --         --            --          --            --           --              --               --
C SHARES
PERIOD ENDED 12/31/01         560         --          (559)          1         5,005           --          (4,936)              69
YEAR ENDED 6/30/01             --         --            --          --            --           --              --               --

GLOBAL LONG-SHORT FUND
R SHARES
PERIOD ENDED 12/31/01     167,698         --     (2,681,641) (2,513,943)    1,943,484          --      (31,494,146)     (29,550,662)
YEAR ENDED 6/30/01      1,343,993  3,812,434    (10,203,581) (5,047,154)   28,336,419    64,227,641   (214,623,345)    (122,009,285)
A SHARES
PERIOD ENDED 12/31/01            1         --            --           1            11          --               --               11
YEAR ENDED 6/30/01              --         --            --          --            --          --               --               --
B SHARES
PERIOD ENDED 12/31/01           1         --            --           1            10          --               --               10
YEAR ENDED 6/30/01             --         --            --          --            --          --               --               --
C SHARES
PERIOD ENDED 12/31/01          33         --       (71,490)    (71,457)          972          --         (676,358)        (675,386)
YEAR ENDED 6/30/01        145,630      7,663      (201,902)    (48,609)    2,066,709       108,730     (3,704,694)      (1,529,255)
ML SHARES
PERIOD ENDED 12/31/01          37         --      (182,146)   (182,109)        2,418           --      (2,024,131)      (2,021,713)
YEAR ENDED 6/30/01        274,760     24,075      (324,213)    (25,378)    4,455,042       387,364     (6,393,862)      (1,551,456)

EMERGING MARKETS FUND
R SHARES
PERIOD ENDED 12/31/01   1,650,714         --    (3,280,488) (1,629,774)   13,020,809           --     (26,036,498)     (13,015,689)
YEAR ENDED 6/30/01      5,839,319         --   (11,252,534) (5,413,215)   59,697,629           --    (115,377,150)     (55,679,521)
A SHARES
PERIOD ENDED 12/31/01     400,743         --      (405,132)     (4,389)    3,057,607           --      (3,144,312)         (86,705)
YEAR ENDED 6/30/01        722,099         --    (1,249,010)   (526,911)    8,338,110           --     (14,566,844)      (6,228,734)
B SHARES
PERIOD ENDED 12/31/01           1         --            --           1            10           --              --               10
YEAR ENDED 6/30/01             --         --            --           --           --           --              --               --
C SHARES
PERIOD ENDED 12/31/01           1         --            --           1            10           --              --               10
YEAR ENDED 6/30/01             --         --            --           --           --           --              --               --

EMERGING MARKETS FOCUS FUND
R SHARES
PERIOD ENDED 12/31/01     205,837      4,828      (258,578)    (47,913)    2,530,867        64,551     (3,166,138)        (570,720)
YEAR ENDED 6/30/01        611,591      1,088      (172,186)    440,493     9,060,052        15,534     (2,533,941)      (6,541,645)
A SHARES
PERIOD ENDED 12/31/01           1         --            --           1            10           --              --               10
YEAR ENDED 6/30/01             --         --            --           --           --           --              --               --
B SHARES
PERIOD ENDED 12/31/01           1         --            --           1            10           --              --               10
YEAR ENDED 6/30/01             --         --            --           --           --           --              --               --
C SHARES
PERIOD ENDED 12/31/01           1         --            --           1            12           --              --               12
YEAR ENDED 6/30/01             --         --            --           --           --           --              --               --

TOTAL RETURN BOND FUND
R SHARES
PERIOD ENDED 12/31/01     935,717    148,325    (1,284,943)   (200,901)   25,588,389       859,056    (29,260,319)      (2,812,874)
YEAR ENDED 6/30/01      1,561,931    149,493    (1,510,096)    201,328    18,449,458     1,748,920    (17,733,605)       2,464,773

                                       50

                                              SHARES                                              DOLLARS
                         ---------------------------------------------  ---------------------------------------------------------
                                    ISSUED AS                                          ISSUED AS
                                  REINVESTMENT           NET INCREASE/               REINVESTMENT                     NET INCREASE/
                           SOLD   OF DIVIDENDS REDEEMED  (DECREASE)      SOLD        OF DIVIDENDS     REDEEMED         (DECREASE)
                         -------  ------------ --------  ----------   -----------    ------------ ---------------    -------------
A SHARES
PERIOD ENDED 12/31/01      25,249         --       (25,248)          1   $   306,582           --    $   (305,500)   $      1,082
YEAR ENDED 6/30/01             --         --            --           --           --           --              --               --
B SHARES
PERIOD ENDED 12/31/01           1         --            --           1            11           --              --              11
YEAR ENDED 6/30/01             --         --            --           --           --           --              --              --
C SHARES
PERIOD ENDED 12/31/01           1         --            --           1            10           --              --              10
YEAR ENDED 6/30/01              --         --            --           --           --           --              --              --
I SHARES
PERIOD ENDED 12/31/01   1,087,168     24,749       (39,534)   1,072,383   13,523,497  $    294,859       (476,088)     13,342,268
YEAR ENDED 6/30/01             --         --            --           --           --           --              --              --

7. CAPITAL LOSS CARRYFORWARDS:

At June 30, 2001, the following Funds had available for federal income-tax purposes unused capital losses as follows:

FUND                     EXPIRING IN 2004  EXPIRING IN 2006  EXPIRING IN 2007   EXPIRING IN 2008    EXPIRING IN 2009
--------------------------------------------------------------------------------------------------------------------
U.S. Focus                          --                 --                --                 --         $  326,473
International Focus                 --                 --                --                 --            105,993
Global Focus                        --                 --                --                 --            805,392
Emerging Markets                    --       $ 69,583,381     $ 199,540,290      $  22,330,736                 --
Emerging Markets Focus              --            676,866           381,957                 --             12,099
Total Return Bond                   --                 --                --             50,682                 --

Information on Trustees and Officers for the Montgomery Funds I and II
(Unaudited)

TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                 IN FUND
                                                       PRINCIPAL OCCUPATION                      COMPLEX
NAME, ADDRESS AND YEAR BORN      POSITION HELD WITH    DURING PAST 5 YEARS                       OVERSEEN      LENGTH OF TIME SERVED
                                 FUND
------------------------------------------------------------------------------------------------------------------------------------
John A. Farnsworth               Disinterested Trustee Partner of Korn/Ferry International       26            July 9, 1990,
One Embarcadero, Suite 2101                                                                                    to present
San Francisco, CA 94111
Born 1941

Andrew Cox                       Disinterested Trustee Independent investment consultant         26            July 9, 1990,
643 Gaylord Street                                                                                             to present
Denver, CO 80206
Born 1944

Cecilia H. Herbert               Disinterested Trustee Chair of the Investment Committee of the  26            November 12, 1992,
2636 Vallejo Street                                    Archdiocese of San Francisco Finance                    to present
San Francisco, CA 94123                                Council, member of Boards of
Born 1949                                              Groton School and Catholic
                                                       Charities of San Francisco

R. Stephen Doyle                 Disinterested Trustee Chairman of the Board of Trustees for The 26            July 9, 1990,
101 California Street                                  Montgomery Funds, The Montgomery Funds II               to present
San Francisco, CA 94111                                and The Montgomery Funds III
Born 1939

F. Scott Tuck                    Interested Trustee    Chair and chief executive officer at      26            January 1, 2002,
101 California Street                                  Montgomery Asset Management                             to present
San Francisco, CA 94111
Born 1957

AFFILIATED OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
George A. Rio                    President and         Senior vice president of Business         26            June 30, 1998,
60 State Street, Suite 1300      treasurer             Development of BISYS Fund Services                      to present
Boston, MA 02109
Born 1955

Karen Jacoppo-Wood               Vice president and    Counsel of BISYS Fund Services            26            September 10, 1997,
60 State Street, Suite 1300      assistant secretary                                                           to present
Boston, MA 02109
Born 1966

Christopher J. Kelley            Vice president and    Vice president and senior counsel of      26            September 10, 1997,
60 State Street, Suite 1300      assistant secretary   BISYS Fund Services                                     to present
Boston, MA 02109
Born 1964

Mary A. Nelson                   Vice president and    Senior vice president of Treasury         26            September 10, 1997,
60 State Street, Suite 1300      assistant treasurer   Services Group of BISYS Fund Services                   to present
Boston, MA 02109
Born 1964

Stacey Bufton                    Vice president and    Vice president and group manager of       26            May 31, 2001,
60 State Street, Suite 1300      assistant treasurer   Treasury Services Group of BISYS Fund                    to present
Boston, MA 02109                                       Services since June 1999; prior to that
Born 1969                                              she was a unit manager at First
                                                       Data Investor Services Group, where she
                                                       was employed from October 1992 to June 1999.

Johanne Castro                   Assistant secretary   Senior legal associate of Montgomery Asset26            May 29, 1999,
101 California Street                                  Management and previously at GT Global                  to present
San Francisco, CA 94111
Born 1963

Jason Wood                       Assistant secretary   Senior associate of Montgomery Asset      26            February 22, 2001,
101 California Street                                  Management Mutual Fund Administration                   to present
San Francisco, CA 94111
Born 1971

Ellen O'Brien                    Assistant secretary   Manager of Blue Sky Department at J.P.    26            February 22, 2001,
73 Tremont Street                                      Morgan Investor Services                                to present
Boston, MA 02108
Born 1957

This report and the financial statements contained herein are provided for the general information of the shareholders of The Montgomery Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other agency and are subject to investment risk, including the possible loss of principal. Neither The Montgomery Funds nor Montgomery Asset Management, LLC, is a bank.

For more information on any other Montgomery Funds, including charges and expenses, visit our Web site at www.montgomeryasset.com or call (800) 280-3372.

Funds Distributor, Inc. 02/02

[GRAPHIC]
800.280.3372
montgomeryasset.com

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